UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford Domestic Equity Funds

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report covering the fiscal period from November 1, 2018 to October 31, 2019.

Market Review

During the 12 months ended October 31, 2019, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.33% despite volatility throughout the period.

Political uncertainty has been a core driver of this increased market volatility. Escalating trade tensions between the U.S. and China, continued debate over how the UK will handle its departure from the European Union, and the September announcement of an impeachment inquiry against President Trump all contributed to choppy market conditions.

However, July 1, 2019 marked a significant milestone: the U.S. entered the longest period of economic expansion on record, according to The National Bureau of Economic Research. Strong consumer spending in the U.S. has continued to buoy the domestic economy, helped by an unemployment rate that stayed at or below 4% throughout the 12 month period ended October 31, 2019.

Nevertheless, signs of a slowing global economy prompted central banks around the world to shift to more accommodating monetary policy. The U.S. Federal Reserve cut interest rates three times in 2019 to bring down the federal funds rate target down to a range of 1.50 – 1.75% as of October 31, 2019, while the European Central Bank, which already had established negative interest rates, further cut its rate to -0.50% as of September 18, 2019.

Politics, both at home and abroad, are likely to continue to play a key role in market movements this year. For this reason, we encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford Domestic Equity Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Capital Appreciation Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	16.32%	8.72%	11.12%
Class A2	9.86%	7.50%	10.50%
Class C1	15.45%	7.94%	10.33%
Class C2	14.49%	7.94%	10.33%
Class I1	16.66%	9.04%	11.45%
Class R3[1]	15.91%	8.37%	10.79%
Class R4[1]	16.27%	8.71%	11.13%
Class R5[1]	16.64%	9.03%	11.46%
Class R6[1]	16.74%	9.13%	11.57%
Class Y1	16.71%	9.12%	11.57%
Class F1	16.75%	9.10%	11.48%
Russell 3000 Index	13.49%	10.31%	13.62%
S&P 500 Index	14.33%	10.78%	13.70%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.07%	1.07%
Class C	1.82%	1.82%
Class I	0.79%	0.79%
Class R3	1.43%	1.43%
Class R4	1.11%	1.11%
Class R5	0.81%	0.81%
Class R6	0.71%	0.71%
Class Y	0.80%	0.75%
Class F	0.71%	0.71%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

2

The Hartford Capital Appreciation Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Gregg R. Thomas, CFA

Senior Managing Director and Director, Investment Strategy

Wellington Management Company LLP

Tom S. Simon, CFA, FRM

Senior Managing Director and Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Capital Appreciation Fund returned 16.32%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 13.49% and 14.33%, respectively, for the same period. For the same period, Class A shares of the Fund also outperformed the 11.56% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by an accommodative shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed both mid- and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Ten out of eleven sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Real Estate (+25.1%), Utilities (+23.1%), and Information Technology (+22.6%) sectors; the Energy sector (-14.8%) was the sole detractor.

The Fund outperformed the Russell 3000 Index primarily due to strong stock selection within the Healthcare, Consumer Discretionary, and Information Technology sectors. Conversely, weak selection within the Industrials, Communication Services, and the Energy sectors detracted from returns relative to the Russell 3000 Index during the period. Sector allocation, a result of bottom-up stock selection, was positive during the period primarily due to the Fund’s underweight to the Energy sector. An underweight to the Information Technology sector, as well as an overweight to the Healthcare sector, detracted from performance relative to the Russell 3000 Index.

Top contributors to performance relative to the Russell 3000 Index included Shopify (Information Technology), Insulet (Healthcare), and Chipotle Mexican Grill (Consumer Discretionary). Shopify is a cloud-based commerce platform designed for small- and medium-sized businesses. The stock price moved significantly higher during the period as the company has consistently outperformed consensus estimates for revenue and gross profits on a quarterly basis. More recently, Shopify’s stock price has moved lower as the market reacted negatively to an announced acquisition and lower-than-expected earnings per share (EPS). We sold the Fund’s position in the stock during the period. Insulet is a medical device company focused on the development of insulin infusion systems for individuals with insulin-dependent diabetes. The stock price moved higher following two consecutive quarters of results coming in above consensus estimates. Management of Insulet also raised guidance for the coming year ending December 2019, as management expects increased adoption rates for its Omnipod product. As of the end of the period, we continued to hold this position in the Fund. Chipotle Mexican Grill is a fast-casual, fresh Mexican food restaurant. The company’s share price marched higher over the period on the back of consistent quarterly results that were in line with or in excess of market expectations. We sold the Fund’s position in this company. American Tower (Real Estate), Chipotle, and Shopify contributed positively to performance on an absolute basis over the period.

We Co. (Industrials), Microsoft (Information Technology), and Uber Technologies (Industrials) were among the top detractors from performance relative to the Russell 3000 Index over the period. The Fund’s position in We Co., a U.S.-based provider of shared workspaces and services, was the top detractor from relative performance during the period. The fair valuation of private placement We Co. declined during the period as the result of various well-publicized negative events that ultimately led to a failed initial public offering (IPO) and the departure of

3

The Hartford Capital Appreciation Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

the Chief Executive Officer (CEO) and founder. As of the end of the period, we continued to hold this position in the Fund. The Fund’s underweight exposure to Microsoft relative to the Russell 3000 Index was another top detractor from performance. Growth in Azure, Microsoft’s commercial cloud offering, helped propel the stock price higher and helped overcome some of the weakness within Microsoft’s gaming unit. The Fund remained underweight relative to the Russell 3000 Index’s exposure and we trimmed the Fund’s position during the period. Uber Technologies, a technology platform for the mobility of people and things, also detracted from performance relative to the Russell 3000 Index during the period. The company, which is best known for its ride hailing service, delivered mixed results during its first quarterly earnings call as a public company. During the period, the company struggled to show that it could turn a profit and navigate regulatory hurdles such as the classification of drivers as employees. As of the end of the period, we continued to hold this position in the Fund. We Co., Altria Group (Consumer Staples), and Uber Technologies were among the largest detractors from performance on an absolute basis over the period.

Strategies included in the Fund are chosen based on extensive analysis of qualitative and quantitative factors. Risk factors managed within the overall portfolio include but are not limited to: growth, value, momentum, contrarian, high volatility, low volatility, quality and leverage. During the period, factor impact on the Fund was positive. Exposure to value and momentum factors contributed positively to performance, while the Fund’s exposure to higher volatility equities and dividend yield detracted from performance during the period.

International exposure (country and currency) contributed positively to results, particularly driven by exposure to North America (United States and Canada), Europe (Netherlands), and emerging markets (China).

The Fund, at times, used derivative instruments such as currency forwards to hedge currency risk and/or equity index futures to hedge market risk. During the period, the use of these derivatives did not have a significant impact on performance.

What is the outlook as of the end of the period?

Macro challenges continue to weigh on markets; however, we believe that opportunities to generate alpha still exist. In particular, we believe that unresolved trade tensions, slowing global growth, and growing policy uncertainty have dampened investor risk appetite and impacted corporate fundamentals for companies and industries most exposed to these risks. Further, we believe that a multi-strategy factor-based approach to capital allocation can help manage risk amidst uncertainty and reduce excess drawdown in the event of market shocks.

As we look across the factor landscape, we maintain conviction in our diversified factor exposures. We are closely monitoring the Fund’s exposure to trend-following factors (e.g., growth and momentum) as they are exhibiting higher beta, which may also represent more downside risk. Similarly, we have been re-evaluating the Fund’s more defensive exposures in order to determine whether they will continue to be defensive if market conditions change. Risk-averse factors, such as low volatility, have outperformed recently and appear overvalued on some metrics. However, our research indicates that low volatility (in particular) has historically provided downside protection even in instances where it appeared overvalued. In contrast, value-oriented and contrarian approaches continue to look attractive on most valuation frameworks. While a catalyst for any value recovery continues to be uncertain, we have maintained the Fund’s exposure as it may help the Fund participate in any potential cyclical rally if the aforementioned macro tensions subside.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary and Healthcare sectors, while the Fund’s largest underweights were to Information Technology and Energy sectors, relative to the Russell 3000 Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks are generally greater for investments in emerging markets. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.2%
Consumer Discretionary	14.4
Consumer Staples	7.4
Energy	1.4
Financials	11.6
Health Care	16.3
Industrials	10.3
Information Technology	15.9
Materials	3.9
Real Estate	4.9
Utilities	3.5

Total	97.8%

Short-Term Investments	2.5
Other Assets & Liabilities	(0.3)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

4

Hartford Core Equity Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 4/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	16.60%	11.60%	14.21%
Class A2	10.19%	10.35%	13.57%
Class C1	15.71%	10.79%	13.39%
Class C2	14.71%	10.79%	13.39%
Class I1	16.91%	11.87%	14.35%
Class R3[1]	16.18%	11.25%	13.93%
Class R4[1]	16.59%	11.60%	14.28%
Class R5[1]	16.90%	11.92%	14.62%
Class R6[1]	17.01%	12.00%	14.69%
Class Y1	16.94%	11.98%	14.68%
Class F1	17.00%	11.93%	14.38%
S&P 500 Index	14.33%	10.78%	13.70%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 3/31/15 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.75%	0.75%
Class C	1.49%	1.49%
Class I	0.47%	0.47%
Class R3	1.10%	1.10%
Class R4	0.79%	0.79%
Class R5	0.49%	0.49%
Class R6	0.39%	0.39%
Class Y	0.48%	0.45%
Class F	0.39%	0.39%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

5

Hartford Core Equity Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Core Equity Fund returned 16.60%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 14.33% for the same period. For the same period, Class A shares of the Fund also outperformed the 13.41% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by a cautious shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed small-cap and mid-cap stocks, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.

Ten out of eleven sectors in the S&P 500 Index rose during the period, with the Real Estate (+27%), Utilities (+24%), Information Technology (+23%), and Consumer Discretionary (+16%) sectors performing the best. The Energy sector (-11%) lagged the broader S&P 500 Index during the period.

Overall, outperformance versus the S&P 500 Index was driven by strong security selection, primarily within the Consumer Staples, Healthcare, and Industrials sectors. This was partially offset by weaker stock selection within the Energy and Consumer Discretionary sectors, which detracted from relative performance. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to relative performance primarily driven by the Fund’s underweight to the Energy sector and overweight allocation to the Utilities sector. This was partially offset by the Fund’s overweight to the Healthcare sector, which detracted from relative performance.

The top contributors to performance relative to the S&P 500 Index were Teradyne (Information Technology), NextEra Energy (Utilities), and not owning Exxon Mobil (Energy), a constituent in the S&P 500 Index. Teradyne is a U.S.-based developer and supplier of automatic test equipment. Shares of the company’s stock rose during the period after reporting strong earnings. NextEra Energy is a U.S.-based company involved in the generation, transmission, distribution, and sale of electric energy in the U.S. and Canada. The company’s stock price outperformed during the period after reporting strong earnings in the last three periods. Shares of U.S.-based global integrated oil and gas company, Exxon Mobil, declined during the period. Despite reporting strong second quarter 2019 results, shares continued to sell off as fears over an escalating trade war between the U.S. and China weighed on investor sentiment. Top absolute contributors included Microsoft (Information Technology) and Procter & Gamble (Consumer Staples).

The top detractors from performance relative to the S&P 500 Index included EOG Resources (Energy), Continental Resources (Energy), and NetApp (Information Technology). EOG Resources is a U.S.-based oil and gas production company. Shares of the company’s stock declined during the period due to prolonged weakness in crude oil pricing, which impacted their upstream energy projects. Shares of Continental

6

Hartford Core Equity Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Resources, another U.S.-based oil and gas production company, also fell during the period as a result of negative earnings estimate revisions. The company was also impacted by weaker crude oil and natural gas prices, which more than offset a rise in production. As of the end of the period, we maintained the Fund’s position. Shares of NetApp, a U.S.-based software systems and services provider for the management and storage of customer data, declined during the period. The company announced that sales would be well below expectations in the current year due to broad slowdown in technology hardware spending. We eliminated the Fund’s position in the stock as the industry dynamics have clearly become more competitive. Top absolute detractors for the period included EOG Resources (Energy) and Continental Resources (Energy).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Since the middle of 2018, there has been a change to the near-term market outlook, driven by the change in the U.S. bond market yield curve. The 10-year Treasury yield is near the lows it experienced in 2016. After nine rate increases in 0.25% increments from late 2015 to late 2018, the Fed has now cut interest rates three times. Through all of this, the U.S. dollar has continued to strengthen against the major currencies and China has allowed its currency to weaken. In the U.S., we are now seeing some weakening of exports and capital investment. However, we believe that indicators such as credit, jobless claims, housing activity, and consumer confidence do not signify a recession at this point. Moreover, our conversations with companies indicate that, in general, competition for labor is among the bigger constraints for growth rather than a decrease in demand.

Against this backdrop, we now have the possibility that the House of Representatives will start impeachment proceedings against President Trump. As investors, we are concerned about potential ramifications on items scheduled on the legislative calendar, such as the necessary ratification of USMCA (United States-Mexico-Canada Agreement, which is the proposed replacement for the North American Free Trade Agreement). We believe the pressure on profits and the need to pass on costs will become critical if we have a combination of tariffs and the lack of a ratified USMCA.

Over the next few quarters, we believe that there will be more to analyze given that we are approaching an election year. It is clear there are several policy proposals that could have an impact on stocks the Fund holds, and while we are working to understand the implications, we believe it is too early to act one way or another.

At the end of the period, the Fund’s largest overweight sectors relative to the S&P 500 Index were to Consumer Staples and Healthcare sectors, while the Fund’s largest underweights were to the Energy and Communication Services sectors.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.6%
Consumer Discretionary	9.4
Consumer Staples	10.3
Energy	1.3
Financials	13.0
Health Care	15.3
Industrials	10.0
Information Technology	19.5
Materials	1.8
Real Estate	2.1
Utilities	4.8

Total	95.1%

Short-Term Investments	5.0
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

7

The Hartford Dividend and Growth Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	13.75%	9.17%	11.85%
Class A2	7.49%	7.94%	11.22%
Class C1	12.92%	8.35%	11.03%
Class C2	11.92%	8.35%	11.03%
Class I1	14.08%	9.43%	12.13%
Class R3[1]	13.33%	8.79%	11.50%
Class R4[1]	13.71%	9.12%	11.85%
Class R5[1]	14.05%	9.46%	12.19%
Class R6[1]	14.16%	9.54%	12.28%
Class Y1	14.10%	9.53%	12.28%
Class F1	14.15%	9.48%	12.16%
S&P 500 Index	14.33%	10.78%	13.70%
Russell 1000 Value Index	11.21%	7.61%	11.96%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.76%	1.76%
Class I	0.73%	0.73%
Class R3	1.35%	1.35%
Class R4	1.05%	1.05%
Class R5	0.74%	0.74%
Class R6	0.65%	0.65%
Class Y	0.74%	0.69%
Class F	0.64%	0.64%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

8

The Hartford Dividend and Growth Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Edward P. Bousa, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Nataliya Kofman

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark E. Vincent

Managing Director and Equity Research Analyst

Wellington Management Company LLP

* Mr. Bousa announced his plan to retire, and effective June 30, 2020, he will no longer serve as a portfolio manager for the Fund.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Dividend and Growth Fund returned 13.75%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming one of the Fund’s benchmarks, the S&P 500 Index, which returned 14.33% for the same period. For the same period, Class A shares of the Fund outperformed the Fund’s other benchmark, the Russell 1000 Value Index, which returned 11.21%. For the same period, Class A shares of the Fund outperformed the 10.99% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by an accommodative shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, measured by the S&P 500 Index, outperformed mid- and small-cap stocks, measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Ten out of eleven sectors in the S&P 500 Index rose during the period, with the Real Estate (+27%), Utilities (+24%), and Information Technology (+23%) sectors leading the index higher. The Energy sector (-11%) was the only sector to post negative returns during the period.

Security selection contributed positively to performance relative to the S&P 500 Index over the period. Stock selection effects were strongest within the Financials, Energy, Industrials, and Healthcare sectors. This was partially offset by weaker selection within the Real Estate, Utilities, and Information Technology sectors. Sector allocation, a result of the bottom-up stock selection process, detracted from relative performance over the period. An overweight to the Energy sector and an underweight to the Information Technology sector detracted the most from relative returns. This was slightly offset by an overweight to the Utilities sector, which contributed positively to performance relative to the S&P 500 Index.

The Fund’s top detractors from absolute performance as well as from performance relative to the S&P 500 Index included DXC Technology (Information Technology), HP (Information Technology), and EnCana (Energy). DXC Technology detracted from returns relative to the S&P 500 Index, and we eliminated the Fund’s position during the period. We underestimated the impact of the transition to the cloud and the speed at which DXC could transition from legacy to digital technology. As our investment thesis for this position was not materializing, we felt we had better opportunities elsewhere. The Fund’s position in HP detracted from

9

The Hartford Dividend and Growth Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

returns relative to the S&P 500 Index over the period due to concerns that the printing segment is coming under pressure. HP has recently announced a restructuring program, and while we have trimmed some of the Fund’s position during the period due to the risk in the new printing model, we believe that this turnaround strategy makes sense and as of the end of the period, continued to believe in the longer-term prospects of the company. EnCana detracted from relative returns driven by lower oil prices due to growing concerns around a slowdown in the global macroeconomic environment.

The Fund’s top contributors to relative performance versus the S&P 500 Index during the period were KLA (Information Technology), NextEra Energy (Utilities), and not holding Johnson & Johnson (Healthcare), a constituent of the S&P 500 Index. KLA continued to outperform its semiconductor equipment peer group with strong fiscal fourth quarter 2019 earnings and guidance for September above consensus expectations. As of the end of the period, we continued to maintain the Fund’s position as we believe KLA has a sustainable competitive advantage that is not fully reflected in the current share price. NextEra Energy reported strong third quarter earnings and reaffirmed that it would deliver at the high end of expectations through 2022. Not holding Johnson & Johnson contributed positively to relative performance over the period as the company’s share price has been under pressure due to ongoing litigation risk surrounding its various products. Top absolute performers during the period included Microsoft (Information Technology) and Bank of America (Financials).

Derivatives were not used in a significant manner in the Fund during the period, and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We remain cautious on equity markets in the near term as we are beginning to see early signs of pressures on earnings growth. Despite the recent easing of geopolitical tensions between the U.S. and China, we continue to believe that the ongoing trade negotiations between the two countries remain a key input to our outlook, and we expect continued heightened market volatility through the end of the year and into 2020. Should trade policy issues get resolved and interest rates remain at low levels, our outlook on the market would become more constructive.

In our view, the U.S. market is expensive by most measures. We believe traditional defensive areas are highly valued and do not provide the downside protection we seek. We have maintained the Fund’s overweight position in the Financials sector longer than we typically would at this point in the cycle, but we continue to believe that the valuations and the quality of the businesses are attractive in this sector. We have been selectively increasing the Fund’s exposure to the Healthcare sector as opportunities present themselves.

At the end of the period, the Fund’s largest sector overweights relative to the S&P 500 Index were to the Financials, Energy, and Healthcare sectors, while the Fund’s largest underweights were to the Information Technology, Consumer Discretionary, and Consumer Staples sectors.

We continue to rely on our process and philosophy as we construct the Fund.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.9%
Consumer Discretionary	5.2
Consumer Staples	5.9
Energy	7.1
Financials	19.8
Health Care	15.3
Industrials	8.8
Information Technology	13.4
Materials	3.7
Real Estate	2.8
Utilities	4.3

Total	96.2%

Short-Term Investments	3.7
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

10

The Hartford Equity Income Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 8/28/2003 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	13.88%	8.55%	11.89%
Class A2	7.62%	7.33%	11.26%
Class C1	13.00%	7.75%	11.07%
Class C2	12.00%	7.75%	11.07%
Class I1	14.17%	8.82%	12.17%
Class R3[1]	13.48%	8.16%	11.51%
Class R4[1]	13.85%	8.50%	11.85%
Class R5[1]	14.14%	8.82%	12.20%
Class R6[1]	14.29%	8.92%	12.30%
Class Y1	14.21%	8.90%	12.29%
Class F1	14.24%	8.87%	12.20%
Russell 1000 Value Index	11.21%	7.61%	11.96%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.75%	1.75%
Class I	0.75%	0.75%
Class R3	1.37%	1.37%
Class R4	1.06%	1.06%
Class R5	0.76%	0.76%
Class R6	0.66%	0.66%
Class Y	0.77%	0.71%
Class F	0.66%	0.66%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

11

The Hartford Equity Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Adam H. Illfelder, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew Hand, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

* Effective December 31, 2019, Ian R. Link, CFA will no longer serve as a portfolio manager for the Fund.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Equity Income Fund returned 13.88%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 11.21% for the same period. For the same period, Class A shares of the Fund also outperformed the 10.99% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to that of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by a cautious shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

During the period, ten out of eleven sectors within the Russell 1000 Value Index posted positive absolute returns with the Real Estate (+25%), Utilities (+23%), and Information Technology (+22%) sectors performing the best. The Energy (-12%) sector was the only sector that declined during the period.

Outperformance relative to the Russell 1000 Value Index was driven by security selection, primarily within the Energy, Financials, and Healthcare sectors. This more than offset less favorable selection within the Consumer Staples and Materials sectors. Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance due to the Fund’s underweight position in the Real Estate sector and overweight position in the Energy sector. This was partially offset by the Fund’s overweight positions in the Utilities and Industrials sectors.

Top contributors to performance relative to the Russell 1000 Value Index during the period included KLA (Information Technology), Analog Devices (Information Technology), and Crown Castle (Real Estate). KLA is a leading supplier of process control and yield management equipment for the semiconductor industry. Shares jumped during the third quarter of 2019, a result of strong quarterly results and guidance that was above expectations due to increased development spending by foundry and logic customers. Analog Devices is a U.S.-based company that designs, manufactures, and markets semiconductor equipment and technology. Shares rose during the period as the company posted earnings that beat estimates in each of the last four quarters. Crown Castle is a U.S.-based company, owning a nationwide portfolio of communications infrastructure. The company’s stock rose over the period due to strong earnings and tailwinds from expectations of increased business as customers build out 5G infrastructure.

12

The Hartford Equity Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Top detractors from results relative to the Russell 1000 Value Index included Suncor Energy (Energy) and not owning benchmark constituents Procter & Gamble (P&G) (Consumer Staples) or AT&T (Communication Services). Suncor Energy is a Canadian company primarily focused on developing petroleum resource basins. Shares have traded lower over the trailing twelve months, and the company reported third-quarter earnings that missed estimates. Integrated companies, like Suncor, were weighed down by the government’s mandatory oil production cuts which sharply reduced the price discount on Canadian versus U.S. oil. Shares of P&G moved higher as strong organic sales growth continued, driven by reinvestment, innovation, and organizational realignment. Growth was broad-based across all ten categories. Additionally, management guidance suggests continued gross margin expansion into fiscal year 2020. AT&T is a U.S.-based provider of telecommunication, media, and technology services. The company has positioned itself competitively in the media streaming space with its acquisition of HBO earlier this year. The stock rose over the period and performance was boosted by third-quarter earnings that beat estimates.

Derivatives were not used in a significant manner in the Fund during the period, and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe we are in the latter stages of the business cycle. As such, we have positioned the portfolio more defensively as of the end of the period. We have been focusing on companies that appear attractively valued over a variety of potential economic scenarios. While we do not expect a recession in the near term, we are mindful of broader macro and political risks and want to be positioned defensively ahead of any potentially negative developments.

The Healthcare, Information Technology, and Industrials sectors represented the Fund’s largest sector overweights relative to the Russell 1000 Value Index, while the Real Estate, Consumer Discretionary, and Financials sectors were the Fund’s largest underweights at the end of the period.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.0%
Consumer Discretionary	3.2
Consumer Staples	9.6
Energy	8.6
Financials	20.5
Health Care	16.8
Industrials	11.4
Information Technology	9.3
Materials	2.5
Real Estate	2.2
Utilities	7.8

Total	97.9%

Short-Term Investments	2.1
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

13

The Hartford Growth Opportunities Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 3/31/1963 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	13.64%	12.29%	14.65%
Class A2	7.33%	11.02%	14.01%
Class C1	12.79%	11.46%	13.83%
Class C2	12.04%	11.46%	13.83%
Class I1	13.94%	12.56%	14.96%
Class R3[1]	13.25%	11.92%	14.32%
Class R4[1]	13.57%	12.25%	14.67%
Class R5[1]	13.92%	12.58%	15.01%
Class R6[1]	14.03%	12.69%	15.12%
Class Y1	14.00%	12.68%	15.11%
Class F1	14.07%	12.62%	14.99%
Russell 3000 Growth Index	16.34%	13.05%	15.26%
Russell 1000 Growth Index	17.10%	13.43%	15.41%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.85%	1.85%
Class I	0.83%	0.83%
Class R3	1.46%	1.46%
Class R4	1.15%	1.15%
Class R5	0.85%	0.85%
Class R6	0.74%	0.74%
Class Y	0.82%	0.79%
Class F	0.74%	0.74%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

14

The Hartford Growth Opportunities Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Michael T. Carmen, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA, CMT

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

* Effective March 1, 2020, Michael T. Carmen, CFA will no longer serve as a portfolio manager for the Fund.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Opportunities Fund returned 13.64%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 16.34% and 17.10%, respectively, for the same period. For the same period, the Class A shares of the Fund underperformed the 14.00% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by an accommodative shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, measured by the S&P 500 Index, outperformed mid- and small-cap stocks, measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Ten out of eleven sectors in the Russell 3000 Growth Index rose during the period, with the Utilities (+34%), Real Estate (+27%), and Materials (+24%) sectors performing the best. The Energy (-22%) sector lagged on a relative basis during the period.

Sector allocation, a result of our bottom-up stock selection process, detracted from performance relative to the Russell 3000 Growth Index during the period, due to an underweight to the Information Technology sector and an overweight to the Consumer Discretionary sector. This was partially offset by the positive impact of an overweight to the Communication Services sector, which contributed positively to performance relative to the Russell 3000 Growth Index. Security selection contributed positively to performance relative to the Russell 3000 Growth Index during the period, with strong selection in the Healthcare and Information Technology sectors. This positive performance was partially offset by weaker selection within the Communication Services and Industrials sectors, which detracted from performance relative to the Russell 3000 Growth Index.

Top detractors from performance relative to the Russell 3000 Growth Index during the period included Microsoft (Information Technology), We Co. (Industrials), and 2U (Information Technology). The Fund’s lack of exposure to Microsoft negatively affected performance the most. Microsoft delivered impressive results across the board, with acceleration in Office, double-digit growth in Server/Database, high single-digit growth in PC Windows, and operating margin improvement. We Co. is a U.S.-based provider of shared workspaces and services. During the period, the company pulled its initial public offering registration statement filing. Investor concerns over the Chief Executive Officer (CEO) and business model viability (among other things) caused valuations of We Co. to decline. Shares of 2U, a provider of cloud-based software for online education courses, traded down after management meaningfully lowered their full-year guidance and turned focus away from top-line growth towards profitability in their July earnings release. The company cited increasing competition in its graduate degree

15

The Hartford Growth Opportunities Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

segment as a challenge to top-line growth. We Co. (Industrials) and 2U (Information Technology) were among the top absolute detractors during the period.

Top contributors to performance relative to the Russell 3000 Growth Index during the period included Shopify (Information Technology), Insulet (Healthcare), and Advanced Micro Devices (Information Technology). Shares of Shopify, a cloud-based commerce platform operator for small and medium-sized businesses, rose after announcing a strong fourth quarter of 2018, beating consensus expectations across the board. Net ads, gross merchandise volume (GMV) growth, and merchant growth in non-core geographies all were strong. We eliminated the Fund’s position in Shopify after the stock exceeded our price target. Shares of Insulet, a medical device maker, rose after the company reported quarterly earnings that exceeded both management guidance and market expectations as all three revenue segments outperformed. Notably, adoption rates of the company’s Omnipod DASH system showed signs of growth. Shares of Advanced Micro Devices (AMD), a semiconductor company, rose due to an announced multi-year partnership with Samsung Electronics in ultralow-power, high-performance mobile graphics chips based on AMD Radeon technologies. Additionally, Microsoft unveiled several new Surface laptops using AMD CPU chips. Investors viewed these moves as a positive for AMD’s latest CPUs and its competitive positioning against Intel. We increased the Fund’s position during the period. Shopify (Information Technology) and Advanced Micro Devices (Information Technology) were among the top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

In our opinion, there is still much uncertainty surrounding geopolitics globally and the upcoming U.S. presidential election. During the escalating U.S. and China trade tensions, we have been avoiding U.S. companies with notable exposure to China and are focused on idiosyncratic opportunities that we believe are more insulated from geopolitical issues and macro uncertainty. The growth outlook has marginally come down over the past year as a result of trade tensions, but we think recession fears are just suspicions and not a certainty.

We aim to keep a steady hand for the time being until we see significant fundamental change, striving to not be overly reactive to negative market sentiment. Accordingly, we have not made any wholesale changes to the Fund as of the end of the period.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary and Healthcare sectors. The Fund’s largest underweight was to the Information Technology sector.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Mid-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	13.0%
Consumer Discretionary	23.0
Consumer Staples	3.1
Financials	4.5
Health Care	20.3
Industrials	6.8
Information Technology	28.7
Real Estate	0.3

Total	99.7%

Short-Term Investments	2.8
Other Assets & Liabilities	(2.5)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

16

The Hartford Healthcare Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	12.02%	8.51%	15.46%
Class A2	5.86%	7.28%	14.81%
Class C1	11.17%	7.71%	14.64%
Class C2	10.17%	7.71%	14.64%
Class I1	12.36%	8.80%	15.80%
Class R3[1]	11.66%	8.17%	15.16%
Class R4[1]	12.00%	8.49%	15.51%
Class R5[1]	12.32%	8.81%	15.85%
Class R6[1]	12.42%	8.92%	15.95%
Class Y1	12.40%	8.91%	15.95%
Class F1	12.48%	8.86%	15.84%
S&P Composite 1500 Health Care Index	7.94%	9.31%	15.45%
S&P 500 Index	14.33%	10.78%	13.70%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/19. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.28%	1.28%
Class C	2.03%	2.03%
Class I	1.00%	1.00%
Class R3	1.61%	1.61%
Class R4	1.30%	1.30%
Class R5	1.02%	1.02%
Class R6	0.90%	0.90%
Class Y	1.01%	0.96%
Class F	0.90%	0.90%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

17

The Hartford Healthcare Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Healthcare Fund returned 12.02%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming one of the Fund’s benchmarks, the S&P Composite 1500 Health Care Index, which returned 7.94% for the same period. For the same period, Class A shares of the Fund underperformed the Fund’s other benchmark, the S&P 500 Index, which returned 14.33% for the same period. For the same period, the Class A shares of the Fund outperformed the 9.89% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Healthcare stocks (7.94%) underperformed both the broader U.S. equity market (14.3%) and the global equity market (13.2%) during the period, as measured by the S&P Composite 1500 Health Care Index, the S&P 500 Index, and the MSCI All Country World (ACWI) Index (Gross), respectively.

Within the S&P Composite 1500 Health Care Index, two of the five sub-sectors posted positive absolute returns during the period. The Medical Technology (+20.7%) and Large-cap Biopharma (+6.6%) sub-sectors rose during the period. The Small-cap Biopharma (-18.9%), Mid-cap Biopharma (-16.5%), and Healthcare Services (-1.8%) sub-sectors posted negative absolute returns during the period.

Security selection was the primary contributor to performance relative to the S&P Composite 1500 Health Care Index during the period, while sector allocation detracted from relative returns. Security selection was strongest in small-cap and mid-cap biopharma sub-sectors during the period. Within the sub-sector allocation, as a result of our bottom-up stock selection process, an overweight allocation to mid-cap and small-cap biopharma detracted most from performance relative to the S&P Composite 1500 Health Care Index during the period.

Seattle Genetics (mid-cap biopharma), Loxo Oncology (small-cap biopharma), and not owning Johnson & Johnson (large-cap biopharma), a constituent of the S&P Composite 1500 Health Care Index, contributed positively to results relative to the S&P Composite 1500 Health Care Index. Seattle Genetics is a biopharmaceutical company that develops monoclonal antibody-based targeted therapies for the treatment of cancer and autoimmune diseases. Shares of Seattle Genetics outperformed over the period relative to the S&P Composite 1500 Health Care Index, most notably driven by positive trial results of tucatinib, which satisfied the trial’s primary endpoint of progression-free survival in treating patients with certain types of breast cancer. Loxo Oncology, a U.S.-based oncology-focused biopharmaceutical company, agreed to be acquired by Eli Lilly at a 68% premium in January 2019. We eliminated the Fund’s position during the period to take the acquisition profits. Not owning Johnson & Johnson, a global pharmaceutical and consumer products company, contributed positively to performance relative to the S&P Composite 1500 Health Care Index as shares traded lower on concerns about lawsuits the company faces regarding its talc-based baby powder and role in the opioid crisis. Top absolute contributors to performance included Seattle Genetics, Loxo Oncology, and Abbott Laboratories.

Alkermes (mid-cap biopharma), Merck (large-cap biopharma), and Celgene (large-cap biopharma) were the top detractors from performance relative to the S&P Composite 1500 Health Care Index over the period. Alkermes, a biopharmaceutical company commercializing neuropsychiatric drugs, reported disappointing first-quarter sales for one of its key growth products, Aristada. However, the company has a phase III drug, which is anticipated to be a safer version of the generic drug Zyprexa, used for treating schizophrenia. The drug has shown positive results and is expected to be filed with the FDA by end of the year. Not owning Merck, a U.S.-based pharmaceutical company, detracted from performance relative to the S&P Composite 1500 Health Care Index over the period. Shares of Merck moved higher on FDA approval of Keytruda in combination with chemotherapy for the first-line treatment of metastatic squamous non-small cell lung cancer. The Fund’s underweight to Celgene detracted from performance relative to the S&P Composite 1500 Health Care Index as shares traded higher on news that Bristol-Myers Squibb was acquiring the firm at a significant premium. Subsequently, we eliminated the position from the Fund after the good news was reflected in the stock price. Alkermes, Amneal Pharmaceuticals, and Mylan were top absolute detractors from performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

With the approaching 2020 presidential election in the U.S., we believe that the macro overhang on healthcare stocks has intensified. Key focus areas for investors include the proposed nationalization of healthcare in

18

The Hartford Healthcare Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

the form of “Medicare for All,” as proposed by several leading Democratic candidates for president, as well as the potential for greater governmental involvement in drug pricing, some form of which seems to enjoy bipartisan support. Despite the heightened rhetoric, we continue to believe that fundamental structural reform is unlikely. We believe “Medicare for All” has little chance of becoming law, regardless of the outcome of the 2020 elections. As for drug pricing, we believe that the biotech and pharma industries are willing to forgo some of their profits in order to reduce patient out-of-pocket drug costs and thus hopefully avoid the worst-case outcome of drug price setting by the government. It remains to be seen whether any drug pricing legislation or regulation will come to pass, as we believe Washington, D.C. is currently preoccupied with other issues.

In selecting stocks for the Fund, we seek to find companies that develop innovative products designed to address important unmet medical needs. Over the long term, we believe that the tailwinds of innovation, an aging population, and the globalization of demand for cutting-edge Western-style medicines should continue to drive growth of the sector.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities.

Composition by Subsector(1)

as of October 31, 2019

Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	23.0%
Health Care Equipment & Supplies	24.3
Health Care Providers & Services	16.3
Health Care Technology	1.5
Life Sciences Tools & Services	6.1
Pharmaceuticals	26.9

Total	98.1%

Short-Term Investments	4.9
Other Assets & Liabilities	(3.0)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.

19

The Hartford MidCap Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 12/31/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	14.93%	10.34%	13.89%
Class A2	8.61%	9.10%	13.25%
Class C1	14.10%	9.52%	13.08%
Class C2	13.14%	9.52%	13.08%
Class I1	15.25%	10.60%	14.18%
Class R3[1]	14.54%	9.97%	13.55%
Class R4[1]	14.89%	10.31%	13.90%
Class R5[1]	15.23%	10.64%	14.24%
Class R6[1]	15.37%	10.75%	14.36%
Class Y1	15.32%	10.72%	14.35%
Class F1	15.36%	10.66%	14.21%
S&P MidCap 400 Index	9.02%	8.37%	13.21%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.86%	1.86%
Class I	0.82%	0.82%
Class R3	1.47%	1.47%
Class R4	1.16%	1.16%
Class R5	0.85%	0.85%
Class R6	0.75%	0.75%
Class Y	0.85%	0.79%
Class F	0.75%	0.75%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

20

The Hartford MidCap Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Fund returned 14.93%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 9.02% for the same period. For the same period, the Class A shares of the Fund underperformed the 15.51% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to that of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by a cautious shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed small- and mid-cap stocks, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.

Within the S&P MidCap 400 Index, nine of the eleven sectors posted positive returns during the period. The Information Technology (+21%), Industrials (+18%), and Real Estate (+17%) sectors performed best, while the Energy (-47%) and Consumer Staples (-1%) sectors lagged the S&P MidCap 400 Index during the period.

The Fund outperformed the S&P MidCap 400 Index during the period primarily as a result of positive stock selection. Selection effects were particularly strong within the Healthcare, Materials, and Consumer Discretionary sectors. This was partially offset by weak selection in the Information Technology, Communication Services, and Utilities sectors, which detracted from performance. Sector allocation, a result of our bottom up stock selection process, also contributed positively to outperformance relative to the S&P MidCap 400 Index. This was primarily due to an overweight allocation to the Information Technology sector and an underweight to the poorly performing Energy sector. However, this was partially offset by an overweight to the Healthcare sector and an underweight to the Real Estate sector, which detracted from relative performance.

Top contributors to performance relative to the S&P MidCap 400 Index included Roku (Consumer Discretionary), Seattle Genetics (Healthcare), and Genpact (Information Technology). Roku is a manufacturer of a variety of digital media players that allow customers to access internet-streamed video or audio services through televisions. During the period, the stock rose on the back of strong quarterly results which served to reinforce the company’s strong position within the fast-growing video-streaming market. As of the end of the period, the Fund continued to hold the stock. Seattle Genetics is a biotechnology company focused on developing and commercializing innovative, empowered monoclonal antibody-based therapies for the treatment of cancer. Shares of Seattle Genetics rose during the second quarter of 2019 due to the sales growth of the company’s blood cancer drug. Shares of Seattle Genetics continued to climb during the remainder of the period on positive trial results for a combination of one of its drugs with Merck’s immunotherapy Keytruda as a first-line treatment of bladder cancer. Genpact engages in business process management, outsourcing, shared services, and information outsourcing. Shares of Genpact jumped early in 2019 as significant client wins helped drive Genpact’s revenue growth above the consensus and the stock price higher, leading to raised revenue guidance.

Top detractors to performance relative to the S&P MidCap 400 Index included Aerie Pharmaceutical (Healthcare), CommScope Holding (Information Technology), and 2U (Information Technology). Aerie Pharmaceutical is a biotech company focused on diseases of the eye. Shares lowered during the period on concerns that sales of Rhopressa and Rocklatan will not meet expectations; however, as of the end of the period, we have maintained the Fund’s position. CommScope provides

21

The Hartford MidCap Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

infrastructure for communications networks. While slowing capital expenditure for cable infrastructure has negatively affected the stock price, we added to the Fund’s position as we believe capital expenditure spending in this area will rebound. Lastly, shares of 2U, a cloud-based platform for offering university degree programs online, declined as the company lowered guidance for the full year due to slowdowns in some of its more mature programs. We eliminated the Fund’s position during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Our outlook for the U.S. economy is satisfactory, but less positive than it was earlier this year. Several factors may cause volatility in coming quarters, including slowing global growth, trade uncertainties, tariffs, and political developments. At the end of the period, the Fund had its largest overweights to the Information Technology, Healthcare, and Industrials sectors, and had the largest underweights to the Real Estate, Materials, and Financials sectors relative to the S&P MidCap 400 Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.4%
Consumer Discretionary	10.6
Energy	0.7
Financials	13.3
Health Care	19.0
Industrials	17.9
Information Technology	27.5
Materials	3.0
Real Estate	2.1
Utilities	2.5

Total	100.0%

Short-Term Investments	1.2
Other Assets & Liabilities	(1.2)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

22

The Hartford MidCap Value Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	12.74%	5.70%	11.45%
Class A2	6.54%	4.51%	10.82%
Class C1	11.99%	4.93%	10.64%
Class C2	11.03%	4.93%	10.64%
Class I1	13.20%	6.00%	11.79%
Class R3[1]	12.42%	5.39%	11.21%
Class R4[1]	12.77%	5.72%	11.54%
Class R5[1]	13.14%	6.04%	11.85%
Class Y1	13.23%	6.13%	11.94%
Class F1	13.27%	6.08%	11.84%
Russell Midcap Value Index	10.08%	6.95%	12.90%
Russell 2500 Value Index	6.10%	6.36%	11.85%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 5/28/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 5/28/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 3/31/19, the Russell 2500 Value Index is no longer one of the Fund’s benchmarks. Hartford Funds Management Company, LLC, the investment manager, believes that the Russell Midcap Value Index better reflects the Fund’s investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.22%	1.22%
Class C	1.98%	1.98%
Class I	0.90%	0.90%
Class R3	1.52%	1.52%
Class R4	1.22%	1.22%
Class R5	0.91%	0.91%
Class Y	0.91%	0.85%
Class F	0.80%	0.80%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

23

The Hartford MidCap Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Gregory J. Garabedian

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Value Fund returned 12.74%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned 10.08% for the same period. For the same period, the Class A shares of the Fund also outperformed the Russell 2500 Value Index, which returned 6.10% for the period, and the 6.34% average return of the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund. Effective March 31, 2019, the Russell 2500 Value Index is no longer one of the Fund’s benchmarks.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by an accommodative shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period; large-cap stocks, as measured by the S&P 500 Index, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Returns within the mid-cap space varied by style, as the Russell Midcap Growth Index outperformed the Russell Midcap Value Index.

Nine of the eleven sectors in the Russell Midcap Value Index gained during the period, with the Real Estate (+24%), Industrials (+21%), and Utilities (+19%) sectors performing the best, while the Energy (-29%) and Communication Services (-3%) sectors lagged during the period.

The Fund’s outperformance relative to the Russell Midcap Value Index over the twelve-month period was driven primarily by security selection within the Information Technology, Materials, and Consumer Staples sectors, which was partially offset by weak selection within the Financials, Utilities, and Energy sectors. Sector allocation, a result of the bottom-up stock selection process, also added to returns relative to the Russell Midcap Value Index, in part due to an overweight to the Information Technology sector and an underweight to the Consumer Staples sector. An underweight to the Utilities sector negatively impacted relative performance.

Top contributors to returns relative to the Russell Midcap Value Index included L3Harris Technologies Industrials), Reliance Steel & Aluminum (Materials), and not owning PG&E (Utilities). Shares of aerospace and defense giant, L3Harris, outperformed during the period. The merger between L3 Technologies and Harris was finalized at the end of June 2019. The post-merger company continued on its positive trajectory over the period, giving the investment community confidence in the combined company’s ability to realize synergies and generate strong free cash flow growth in the coming years. Reliance Steel & Aluminum is a U.S.-based company that distributes and processes steel and aluminum. The company’s stock jumped towards the end of the period after reporting third-quarter results that were ahead of expectations. The company’s results trended down from the previous quarter but we believe this indicated that business is holding up well in a tough operating environment. PG&E is a U.S.-based electric utilities company. Shares of the company’s stock plummeted during the period for being blamed for the California wildfire outbreak, and not holding the stock benefited the Fund.

Top absolute and relative detractors from the Russell Midcap Value Index returns included EnCana (Energy), Diamondback Energy (Energy), and Noble Energy (Energy). Shares of these oil- and gas-producing companies came under pressure the past year due to a decrease in crude oil and natural gas prices amid escalating concerns of a slowing macroeconomic environment.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

While we expect continued volatility in the near term, we have continued to seek cyclical opportunities where stock prices appear attractively valued in multiple economic scenarios. At the end of the period, the Information Technology, Materials, and Financials sectors represented the Fund’s largest sector overweights relative to the Russell Midcap Value Index, while the largest underweights were to the Utilities, Consumer Discretionary, and Real Estate sectors.

24

The Hartford MidCap Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Mid-cap securities can have greater risks and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.9%
Consumer Discretionary	5.1
Consumer Staples	2.3
Energy	5.7
Financials	20.2
Health Care	6.9
Industrials	12.1
Information Technology	11.3
Materials	9.3
Real Estate	12.8
Utilities	6.3

Total	95.9%

Short-Term Investments	3.9
Other Assets & Liabilities	0.2

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

25

Hartford Quality Value Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 1/02/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/19)

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	13.10%	6.75%	11.15%
Class A2	6.88%	5.55%	10.52%
Class C1	12.23%	5.98%	10.33%
Class C2	11.23%	5.98%	10.33%
Class I1	13.49%	7.11%	11.49%
Class R3[1]	12.78%	6.45%	10.87%
Class R4[1]	13.17%	6.80%	11.21%
Class R5[1]	13.46%	7.10%	11.53%
Class R6[1]	13.57%	7.21%	11.60%
Class Y1	13.50%	7.17%	11.59%
Class F1	13.58%	7.16%	11.52%
Russell 1000 Value Index	11.21%	7.61%	11.96%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

The returns include the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy prior to 11/1/17.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.98%	0.96%
Class C	1.74%	1.71%
Class I	0.64%	0.64%
Class R3	1.27%	1.18%
Class R4	0.97%	0.88%
Class R5	0.67%	0.63%
Class R6	0.55%	0.46%
Class Y	0.66%	0.57%
Class F	0.55%	0.46%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

26

Hartford Quality Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Quality Value Fund returned 13.10%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming its benchmark, the Russell 1000 Value Index, which returned 11.21% for the same period. For the same period, the Class A shares of the Fund outperformed the 10.38% average return of the Lipper Large-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by a cautious shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, measured by the S&P 500 Index, outperformed mid- and small-cap stocks, measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Ten out of eleven sectors in the Russell 1000 Value Index rose during the period, with the Real Estate (+25%), Utilities (+23%), and Information

Technology (+22%) sectors performing the best. The Energy (-12%) sector was the only sector that posted negative returns during the period.

Security selection was the primary driver of outperformance relative to the Russell 1000 Value Index over the period. Strong stock selection within the Financials, Information Technology, Industrials, and Healthcare sectors were the top contributors to relative performance. This was partially offset by weaker security selection within the Consumer Staples, Utilities, and Real Estate sectors. Sector allocation, a result of our bottom-up stock selection process, detracted from performance relative to the Russell 1000 Value Index during the period, due to an underweight to the Real Estate, Utilities, and Communication Services sectors. This was partially offset by an overweight to the Information Technology and Industrials sectors, which contributed positively to relative performance.

Top contributors to performance relative to the Russell 1000 Value Index over the period were KLA (Information Technology), Ball (Materials), and not owning Johnson & Johnson (Healthcare). KLA was the top relative contributor to performance during the period, driving strong performance within the Information Technology sector. The company, which is one of the leading suppliers of process control and yield management solutions to the semiconductor industry, benefited from improving demand trends for chips globally. Additionally, the emergence of the 5th generation (5G) cellular technology, which is beginning to be deployed globally, is also helping demand. Within the Materials sector, the Fund’s overweight to Ball was another top contributor to relative performance over the period. Ball posted solid results this year and continued to demonstrate improved competitive discipline since its merger with Rexam a few years ago. Not holding Johnson & Johnson contributed positively to relative performance over the period, as the company’s share price has been under pressure due to ongoing litigation risk surrounding its various products. KLA, JP Morgan (Financials), and Bank of America (Financials) were the top absolute contributors to performance during the period.

The largest detractors from relative performance were Halliburton (Energy), not holding Procter & Gamble (Consumer Staples), and Methanex (Materials). Halliburton detracted from relative returns as lower oil prices have pressured the company’s stock price over the past year. A lack of an allocation to Procter & Gamble also detracted from relative performance, as the company reported strong first quarter fiscal 2020 results driven by organic sales growth and margin expansion. Methanex was among the top relative detractors during the period and we subsequently eliminated the Fund’s position. The company has struggled to produce adequate returns over the prior two years due to both operational issues and persistently low gas prices. Walgreens (Consumer Staples), Halliburton, and EOG Resources (Energy) were the top absolute detractors from performance during the period.

27

Hartford Quality Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe that tariffs remain a major impediment to the continued economic expansion in the U.S., and for the reacceleration of growth globally. We believe tariffs represent a self-imposed limit to economic growth that has the potential to be removed and could serve as a positive catalyst for the economy and stock valuations. In our view, the combination of reduced tariffs and/or trade agreements with China specifically, but also Europe and other regions, combined with global easing by central banks, could provide significant economic stimulus at a time where global growth is sluggish and appears to be slowing. We believe that the probability of a favorable outcome may increase as we move towards the 2020 elections, which may put mounting pressure on President Trump to deliver on economic growth.

However, in the absence of reduced tariffs, U.S. growth is returning to trend levels of approximately 2% after a period of heightened growth since the recent tax reform. While we currently view recessionary risks as contained, largely due to the health of the consumer, we do worry about the knock-on effects of the strength of the dollar, mainly the potential slowing of fixed investment by U.S. companies. This could cause business momentum to slow and lead to less wage growth for consumers, an outcome we think would result in significantly lower equity valuations. However, the Fed appears aware of these risks and is responding in the form of rate cuts to curb slowing investment. A question remains as to how effective these cuts will be.

Furthermore, with an election approaching in the U.S. and the prospect of a wide range of policy outcomes after the election, we are somewhat concerned that equity valuations are not properly discounting this uncertainty. As a result, with the political and economic backdrop being so uncertain at this point, we believe our strategy of focusing on quality businesses, with a history of consistent capital allocation, defensive characteristics, and reasonable valuations is prudent.

At the end of the period, the Fund had the largest overweights in the Information Technology, Industrials, and Healthcare sectors, and the largest underweights in the Communication Services, Real Estate, and Financials sectors, relative to the Russell 1000 Value Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.8%
Consumer Discretionary	4.5
Consumer Staples	8.5
Energy	8.4
Financials	21.9
Health Care	13.3
Industrials	11.3
Information Technology	11.6
Materials	2.9
Real Estate	3.7
Utilities	5.9

Total	97.8%

Short-Term Investments	2.2
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

28

The Hartford Small Cap Growth Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 1/04/1988 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	8.99%	8.28%	14.30%
Class A2	2.99%	7.06%	13.66%
Class C1	8.27%	7.54%	13.50%
Class C2	7.54%	7.54%	13.50%
Class I1	9.41%	8.62%	14.65%
Class R3[1]	8.72%	7.99%	14.02%
Class R4[1]	9.05%	8.33%	14.38%
Class R5[1]	9.40%	8.66%	14.72%
Class R6[1]	9.49%	8.74%	14.82%
Class Y1	9.44%	8.75%	14.82%
Class F1	9.49%	8.69%	14.69%
Russell 2000 Growth Index	6.40%	8.38%	13.38%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous additional sub-adviser, Hartford Investment Management Company. As of 7/21/10, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

Operating Expenses*	Gross	Net
Class A	1.22%	1.22%
Class C	1.90%	1.90%
Class I	0.84%	0.84%
Class R3	1.48%	1.48%
Class R4	1.17%	1.17%
Class R5	0.87%	0.87%
Class R6	0.77%	0.77%
Class Y	0.86%	0.80%
Class F	0.76%	0.76%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

29

The Hartford Small Cap Growth Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Small Cap Growth Fund returned 8.99%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 6.40%. For the same period, Class A shares of the Fund outperformed the 7.14% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by a cautious shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed mid-cap and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Seven out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Utilities (+33%), Information Technology (+22%), and Real Estate (+19%) sectors increased the most, while the Energy (-39%) and Communication Services (-10%) sectors lagged the broader Russell 2000 Growth Index.

Security selection was the primary driver of outperformance relative to the Russell 2000 Growth Index during the period. Strong selection within the Consumer Discretionary, Healthcare, and Industrials sectors contributed positively to relative performance, but was slightly offset by weaker selection in the Communication Services, Financials, and Information Technology sectors, which detracted from relative performance. Sector allocation, a result of bottom-up stock selection, made a small but positive contribution to relative performance, primarily driven by the Fund’s underweight allocation to the Communication Services sector and an overweight in the Information Technology sector.

The top contributors to performance relative to the Russell 2000 Growth Index during the period were TopBuild (Consumer Discretionary), Reata Pharmaceuticals (Healthcare), and Entegris (Information Technology). Shares of TopBuild, a U.S.-based company that provides insulation and installation services, rose during the period. Reata Pharmaceuticals is a U.S.-based pharmaceuticals company. Shares of Reata surged over 150% towards the end of the period after the company reported positive phase 2 results for omaveloxolone, a treatment for Friendrich’s ataxia, a rare genetic disease. Based on the positive results, and subject to discussions with regulatory authorities, the company plans to proceed with the submission of regulatory filings for marketing approval in the U.S. and internationally. Shares of Entegris, a U.S.-based provider of specialty chemical and materials used in semiconductor manufacturing, rose during the period. The year has been challenging for Entegris as the company reported weaker-than-expected second-quarter 2019 results. However, the company signaled an improving business climate in the second half of 2019. Top contributors to absolute performance for the period included TopBuild (Consumer Discretionary) and Loxo Oncology (Healthcare).

The top detractors from performance relative to the Russell 2000 Growth Index included 2U (Information Technology), Amneal Pharmaceuticals (Healthcare), and ICU Medical (Healthcare). Shares of 2U, a U.S.-based

30

The Hartford Small Cap Growth Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

online educational services company, fell during the period. The company’s stock plummeted in July after an announcement that it will lower the average enrollment expectations for its core graduate program business due to increased competition. We eliminated the Fund’s position in 2U. Amneal Pharmaceuticals, a U.S.-based generics and specialty pharmaceutical company, declined after the company announced a restructuring effort in light of continued weakness in the generic-drug markets. We eliminated the Fund’s position in this stock. ICU Medical is a U.S.-based company that develops, manufactures, and sells disposable medical connection systems for use in intravenous (IV) therapy applications. ICU shares plunged in August after the company lowered its full-year earnings outlook. As of the end of the period, we maintained the Fund’s position as we believe the company’s new CEO has instilled focus on margin improvements and the company is benefiting from stable demand for its products. Top detractors from absolute performance for the period included Amneal Pharmaceuticals (Healthcare) and Merit Medical System (Healthcare).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Since the middle of 2018, there has been a change to the near-term market outlook, led by the change in the U.S. bond market yield curve. The 10-year Treasury yield is near the lows it last experienced in 2016. After nine rate increases in 0.25% increments from late 2015 to late 2018, the Fed has now cut interest rates three times. Through all of this, the U.S. dollar has continued to strengthen against the major currencies and China has allowed its currency to weaken. In the U.S., we are now seeing some weakening of exports and capital investment. However, we believe that indicators such as credit, jobless claims, housing activity, and consumer confidence do not signify a recession at this point. Moreover, our conversations with companies indicate that, in general, competition for labor is among the bigger constraints for growth rather than a decrease in demand.

Against this backdrop, we now have the possibility that the House of Representatives will start impeachment proceedings against President Trump. As investors, we are concerned about potential ramifications on items scheduled on the legislative calendar, such as the necessary ratification of USMCA (United States-Mexico-Canada Agreement, which is the proposed replacement for the North American Free Trade Agreement). We believe the pressure on profits and the need to pass on costs will become critical if there is a combination of tariffs and a lack of a ratified USMCA.

Over the next few quarters, we believe that there will be more to analyze given that we are approaching an election year. It is clear there are several policy proposals that could have an impact on stocks the Fund holds, and while we are working to understand the implications, we believe it is too early to act one way or another.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary, Financials, and Materials sectors, while the Fund’s largest underweights were to the Utilities, Real Estate, and Communication Services sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.0%
Consumer Discretionary	14.0
Consumer Staples	4.0
Energy	0.7
Financials	7.7
Health Care	28.1
Industrials	19.1
Information Technology	17.1
Materials	3.7
Real Estate	3.4

Total	98.8%

Short-Term Investments	3.8
Other Assets & Liabilities	(2.6)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

31

Hartford Small Cap Value Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 1/01/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	3.46%	4.89%	10.74%
Class A2	-2.23%	3.71%	10.11%
Class C1	2.60%	4.10%	9.92%
Class C2	1.87%	4.10%	9.92%
Class I1	3.77%	5.18%	10.89%
Class R3[1]	3.31%	4.68%	10.65%
Class R4[1]	3.52%	4.97%	10.90%
Class R5[1]	3.82%	5.28%	11.17%
Class R6[1]	3.99%	5.36%	11.22%
Class Y1	3.94%	5.35%	11.21%
Class F1	3.99%	5.26%	10.93%
Russell 2000 Value Index	3.22%	6.24%	11.08%
Russell 2000 Index	4.90%	7.37%	12.27%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class I shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies and prior to 7/10/15, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies. Performance information prior to 11/1/18 includes the Fund’s performance when the Fund used a quantitative multifactor approach to bottom-up stock selection and pursued different principal investment strategies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 6/4/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Effective 11/1/18, the Fund changed its benchmark to the Russell 2000 Value Index from the Russell 2000 Index because Hartford Funds Management Company, LLC, the investment manager, believes it better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

32

Hartford Small Cap Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.30%	1.30%
Class C	2.08%	2.05%
Class I	0.98%	0.98%
Class R3	1.58%	1.50%
Class R4	1.28%	1.20%
Class R5	0.98%	0.90%
Class R6	0.87%	0.80%
Class Y	0.97%	0.85%
Class F	0.86%	0.80%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

Portfolio Managers

Sean M. Kammann

Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Small Cap Value Fund returned 3.46%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming its benchmark, the Russell 2000 Value Index, which returned 3.22% for the same period. For the same period, the Class A shares of the Fund outperformed the -0.59% average return of the Lipper Small-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by a cautious shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Value Index, respectively.

Five of the eleven sectors in the Russell 2000 Value Index rose during the period, with the Information Technology (+27%), Utilities (+21%), and Real Estate (+20%) sectors performing best. Conversely, the Energy (-44%), Healthcare (-18%), and Communication Services (-12%) sectors lagged over the period.

Sector allocation, a result of our bottom-up stock selection process, contributed to positive returns relative to the Russell 2000 Value Index during the period. The Fund’s lack of a position in the Energy sector and overweight to the Information Technology sector drove relative outperformance, while the Fund’s lack of exposure to the Utilities sector and an underweight to the Real Estate sector partially offset these results. Security selection detracted from results relative to the

33

Hartford Small Cap Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Russell 2000 Value Index during the period due to weak stock selection in the Consumer Discretionary, Information Technology, and Real Estate sectors, which was partially offset by strong stock selection in the Healthcare, Materials, and Consumer Staples sectors.

The largest contributors to performance relative to the Russell 2000 Value Index over the period were Tempur Sealy (Consumer Discretionary), CSG Systems (Information Technology), and Carriage Services (Consumer Discretionary). Shares of Tempur Sealy, a manufacturer of the TEMPUR, Sealy, and Stearns & Foster bedding/pillow brands, rose over the period as the company recaptured market share, demonstrated re-accelerating revenue growth, and continued to move past shorter-term weakness related to a strategic decision to terminate its relationship with its largest customer, Mattress Firm. CSG Systems provides business support solutions primarily to the communications industry. The stock traded higher over the period on strong earnings and investor optimism around the growing market opportunity amidst some customer consolidation. Carriage Services, a provider of funeral and cemetery services and merchandise, traded higher after posting earnings well above estimates in each of the last two quarters after the company had pre-announced positive results in January and management conveyed urgency to improve upon fixable operational issues.

The largest detractors from performance relative to the Russell 2000 Value Index during the period were Stamps.com (Consumer Discretionary), Conduent (Information Technology), and Briggs & Stratton (Industrials). Shares of Stamps.com, a provider of internet-based mailing and shipping solutions, fell early in the year when the company announced it would be ending its exclusive partnership with the U.S. Postal Service and highlighted increasing pressure from Amazon’s move into shipping services. The stock was again weighed down in May 2019, when the company cut its profit outlook for the full year. Conduent is a provider of business process outsourcing services. Shares of the company dropped after disappointing first-quarter 2019 results and news that the CEO would be stepping down. Earnings continued to lag estimates in the second quarter of 2019 as the company conducted a strategic review of its business. As of the end of the period, we continued to hold the position in the Fund, as we believe the market is not giving credit for the company’s divesting of the lower growth businesses and we believe revenue is poised to re-accelerate.

Briggs & Stratton is one of the world’s largest producers of gasoline engines for outdoor power equipment. The stock experienced some weakness on the back of disappointing results and expected further softness due to the Sears bankruptcy. We sold the position in the Fund during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We see the inversion of the yield curve as a reflection of the growing political uncertainty (globally and within the U.S.) and building fears of a recession. We anticipate the global economy will likely stabilize after a period of deceleration, with expected lower levels of economic growth as our base case.

At the end of the period, the Fund’s largest overweights were in the Information Technology and Industrial sectors, and the Fund’s largest underweights were in the Real Estate, Utilities, and Energy sectors, relative to the Russell 2000 Value Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.8%
Consumer Discretionary	11.2
Consumer Staples	5.4
Financials	29.3
Health Care	1.6
Industrials	20.7
Information Technology	19.2
Materials	3.9
Real Estate	4.9

Total	98.0%

Short-Term Investments	3.7
Other Assets & Liabilities	(1.7)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

34

The Hartford Small Company Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	14.08%	7.29%	12.50%
Class A2	7.75%	6.08%	11.87%
Class C1	13.24%	6.49%	11.68%
Class C2	12.33%	6.49%	11.68%
Class I1	14.48%	7.56%	12.79%
Class R3[1]	13.84%	7.07%	12.29%
Class R4[1]	14.20%	7.40%	12.63%
Class R5[1]	14.56%	7.72%	12.96%
Class R6[1]	14.60%	7.79%	13.06%
Class Y1	14.56%	7.79%	13.06%
Class F1	14.63%	7.66%	12.84%
Russell 2000 Growth Index	6.40%	8.38%	13.38%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous additional sub-adviser, Hartford Investment Management Company. As of 7/21/10, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.35%	1.35%
Class C	2.13%	2.13%
Class I	1.08%	1.08%
Class R3	1.64%	1.56%
Class R4	1.33%	1.26%
Class R5	1.04%	0.96%
Class R6	0.92%	0.91%
Class Y	1.00%	0.96%
Class F	0.92%	0.91%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

35

The Hartford Small Company Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John V. Schneider, CFA

Vice President and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Small Company Fund returned 14.08%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming its benchmark, the Russell 2000 Growth Index, which returned 6.40%. For the same period, the Class A shares of the Fund also outperformed the 7.14% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by an accommodative shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed mid-cap and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Seven out of eleven sectors in the Russell 2000

Growth Index had positive returns during the period. The Utilities (+33%), Information Technology (+22%), and Real Estate (+19%) sectors increased the most, while the Energy (-38%), Communication Services (-10%), and Healthcare (-2%) sectors lagged the broader Russell 2000 Growth Index over the period.

During the period, security selection was the primary driver of outperformance relative to the Russell 2000 Growth Index. Strong selection in the Consumer Discretionary, Healthcare, and Information Technology sectors contributed positively to performance relative to the Russell 2000 Growth Index, but was slightly offset by weak selection in the Industrials, Financials, and Energy sectors. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to performance relative to the Russell 2000 Growth Index, which was primarily driven by the Fund’s underweight allocation to the Communication Services and Energy sectors.

The top contributors to performance relative to the Russell 2000 Growth Index were Insulet (Healthcare), Globant (Information Technology), and Wayfair (Consumer Discretionary). Shares of Insulet, a medical device maker, rose after the company reported quarterly earnings that exceeded both management guidance and market expectations as all three of its revenue segments outperformed. Notably, adoption rates of the company’s Omnipod DASH system showed signs of growth. Globant, an IT consulting company with global operations, posted solid results and reiterated strong guidance of greater than 20% organic growth. Shares of Wayfair, an e-commerce home furnishings company, rose after the company reported strong fourth quarter 2018 results driven by customer growth and higher gross margins. The company continues to invest heavily in its national distribution network. Top contributors to absolute performance for the period included Insulet (Healthcare), and The Trade Desk (Information Technology).

The top detractors from performance relative to the Russell 2000 Growth Index included Centennial Resource Development (Energy), Merit Medical Systems (Healthcare), and 2U (Information Technology). Shares of Centennial Resource Development, a Permian basin focused oil and gas producer fell early in the period due to concerns about capital efficiency following management’s 2019 production and capital spending guidance. Shares of Merit Medical Systems, a manufacturer of disposable medical devices, declined after management released results that fell below analyst expectations and lowered its 2019 revenue guidance. The company also lowered fiscal year 2019 earnings per share (EPS) amid concerns over the pace of integrating recent acquisitions. Shares of 2U, a provider of cloud-based software for online education courses, traded down after management meaningfully lowered its full-year guidance and turned its focus away from top-line growth towards profitability in its July 2019 earnings release. The company cited

36

The Hartford Small Company Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

increasing competition in its graduate degree segment as a challenge to top-line growth. Top detractors from absolute performance for the period included Centennial Resources (Energy), Merit Medical Systems (Healthcare), and 2U (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Overall, we believe the U.S. economy remains healthy, and we continue to monitor policy decisions and economic trends that may impact the Fund’s holdings. We anticipate a more challenging macro environment in the upcoming year. We remain consistent in adhering to our disciplined portfolio construction process that we believe allows us to assess risk, weight individual positions accordingly, and in the process build a Fund that focuses largely on stock selection in seeking to generate outperformance relative to the Russell 2000 Growth Index.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary, Financials, and Materials sectors, while the Fund’s largest underweights were to the Utilities, Consumer Staples, and Information Technology sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risks and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.3%
Consumer Discretionary	18.6
Consumer Staples	1.7
Energy	0.5
Financials	6.6
Health Care	25.3
Industrials	18.1
Information Technology	16.0
Materials	3.3
Real Estate	4.4

Total	95.8%

Short-Term Investments	6.2
Other Assets & Liabilities	(2.0)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

37

Hartford Domestic Equity Funds

Benchmark Glossary (Unaudited)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 2000 Index (reflects no deduction for fees, expenses or taxes) is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest U.S. companies based on their market capitalization and current index membership.

Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index composed of 500 widely held common stocks.

S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

38

Hartford Domestic Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2019 through October 31, 2019. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio
The Hartford Capital Appreciation Fund

Class A	$1,000.00	$1,022.30	$5.45	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$1,019.20	$8.70	$1,000.00	$1,016.59	$8.69	1.71%
Class I	$1,000.00	$1,023.90	$3.98	$1,000.00	$1,021.27	$3.97	0.78%
Class R3	$1,000.00	$1,020.70	$7.23	$1,000.00	$1,018.05	$7.22	1.42%
Class R4	$1,000.00	$1,022.60	$5.61	$1,000.00	$1,019.66	$5.60	1.10%
Class R5	$1,000.00	$1,024.00	$4.03	$1,000.00	$1,021.22	$4.02	0.79%
Class R6	$1,000.00	$1,024.30	$3.57	$1,000.00	$1,021.68	$3.57	0.70%
Class Y	$1,000.00	$1,024.30	$3.78	$1,000.00	$1,021.48	$3.77	0.74%
Class F	$1,000.00	$1,024.40	$3.57	$1,000.00	$1,021.68	$3.57	0.70%

Hartford Core Equity Fund

Class A	$1,000.00	$1,049.70	$3.82	$1,000.00	$1,021.48	$3.77	0.74%
Class C	$1,000.00	$1,045.80	$7.58	$1,000.00	$1,017.80	$7.48	1.47%
Class I	$1,000.00	$1,051.10	$2.43	$1,000.00	$1,022.84	$2.40	0.47%
Class R3	$1,000.00	$1,047.60	$5.73	$1,000.00	$1,019.61	$5.65	1.11%
Class R4	$1,000.00	$1,049.70	$3.72	$1,000.00	$1,021.58	$3.67	0.72%
Class R5	$1,000.00	$1,051.10	$2.53	$1,000.00	$1,022.74	$2.50	0.49%
Class R6	$1,000.00	$1,051.50	$1.96	$1,000.00	$1,023.29	$1.94	0.38%
Class Y	$1,000.00	$1,051.20	$2.27	$1,000.00	$1,022.99	$2.24	0.44%
Class F	$1,000.00	$1,051.40	$1.96	$1,000.00	$1,023.29	$1.94	0.38%

39

Hartford Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio
The Hartford Dividend and Growth Fund

Class A	$1,000.00	$1,049.40	$5.17	$1,000.00	$1,020.16	$5.09	1.00%
Class C	$1,000.00	$1,046.20	$8.82	$1,000.00	$1,016.59	$8.69	1.71%
Class I	$1,000.00	$1,051.10	$3.83	$1,000.00	$1,021.48	$3.77	0.74%
Class R3	$1,000.00	$1,047.90	$6.97	$1,000.00	$1,018.40	$6.87	1.35%
Class R4	$1,000.00	$1,049.50	$5.32	$1,000.00	$1,020.01	$5.24	1.03%
Class R5	$1,000.00	$1,051.00	$3.83	$1,000.00	$1,021.48	$3.77	0.74%
Class R6	$1,000.00	$1,051.50	$3.31	$1,000.00	$1,021.98	$3.26	0.64%
Class Y	$1,000.00	$1,051.20	$3.57	$1,000.00	$1,021.73	$3.52	0.69%
Class F	$1,000.00	$1,051.60	$3.31	$1,000.00	$1,021.98	$3.26	0.64%

The Hartford Equity Income Fund

Class A	$1,000.00	$1,039.50	$5.14	$1,000.00	$1,020.16	$5.09	1.00%
Class C	$1,000.00	$1,035.70	$8.98	$1,000.00	$1,016.38	$8.89	1.75%
Class I	$1,000.00	$1,041.70	$3.65	$1,000.00	$1,021.63	$3.62	0.71%
Class R3	$1,000.00	$1,038.00	$6.93	$1,000.00	$1,018.40	$6.87	1.35%
Class R4	$1,000.00	$1,039.80	$5.50	$1,000.00	$1,019.81	$5.45	1.07%
Class R5	$1,000.00	$1,040.90	$3.91	$1,000.00	$1,021.37	$3.87	0.76%
Class R6	$1,000.00	$1,041.30	$3.40	$1,000.00	$1,021.88	$3.36	0.66%
Class Y	$1,000.00	$1,041.10	$3.60	$1,000.00	$1,021.68	$3.57	0.70%
Class F	$1,000.00	$1,041.50	$3.40	$1,000.00	$1,021.88	$3.36	0.66%

The Hartford Growth Opportunities Fund

Class A	$1,000.00	$961.50	$5.49	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$957.90	$9.08	$1,000.00	$1,015.93	$9.35	1.84%
Class I	$1,000.00	$963.00	$4.21	$1,000.00	$1,020.92	$4.33	0.85%
Class R3	$1,000.00	$959.80	$7.31	$1,000.00	$1,017.75	$7.53	1.48%
Class R4	$1,000.00	$961.30	$5.73	$1,000.00	$1,019.36	$5.90	1.16%
Class R5	$1,000.00	$962.80	$4.21	$1,000.00	$1,020.92	$4.33	0.85%
Class R6	$1,000.00	$963.20	$3.71	$1,000.00	$1,021.43	$3.82	0.75%
Class Y	$1,000.00	$963.00	$3.96	$1,000.00	$1,021.17	$4.08	0.80%
Class F	$1,000.00	$963.40	$3.66	$1,000.00	$1,021.48	$3.77	0.74%

The Hartford Healthcare Fund

Class A	$1,000.00	$1,062.00	$6.81	$1,000.00	$1,018.60	$6.67	1.31%
Class C	$1,000.00	$1,058.10	$10.53	$1,000.00	$1,014.97	$10.31	2.03%
Class I	$1,000.00	$1,063.80	$5.20	$1,000.00	$1,020.16	$5.09	1.00%
Class R3	$1,000.00	$1,060.30	$8.41	$1,000.00	$1,017.04	$8.24	1.62%
Class R4	$1,000.00	$1,062.00	$6.86	$1,000.00	$1,018.55	$6.72	1.32%
Class R5	$1,000.00	$1,063.80	$5.31	$1,000.00	$1,020.06	$5.19	1.02%
Class R6	$1,000.00	$1,063.90	$4.73	$1,000.00	$1,020.62	$4.63	0.91%
Class Y	$1,000.00	$1,063.90	$5.10	$1,000.00	$1,020.27	$4.99	0.98%
Class F	$1,000.00	$1,064.20	$4.73	$1,000.00	$1,020.62	$4.63	0.91%

The Hartford MidCap Fund

Class A	$1,000.00	$1,000.30	$5.60	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$997.10	$9.26	$1,000.00	$1,015.93	$9.35	1.84%
Class I	$1,000.00	$1,001.60	$4.39	$1,000.00	$1,020.82	$4.43	0.87%
Class R3	$1,000.00	$998.50	$7.30	$1,000.00	$1,017.90	$7.38	1.45%
Class R4	$1,000.00	$1,000.30	$5.80	$1,000.00	$1,019.41	$5.85	1.15%
Class R5	$1,000.00	$1,001.60	$4.29	$1,000.00	$1,020.92	$4.33	0.85%
Class R6	$1,000.00	$1,002.20	$3.73	$1,000.00	$1,021.48	$3.77	0.74%
Class Y	$1,000.00	$1,002.20	$3.89	$1,000.00	$1,021.32	$3.92	0.77%
Class F	$1,000.00	$1,002.20	$3.73	$1,000.00	$1,021.48	$3.77	0.74%

40

Hartford Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio
The Hartford MidCap Value Fund

Class A	$1,000.00	$1,032.90	$6.30	$1,000.00	$1,019.01	$6.26	1.23%
Class C	$1,000.00	$1,029.50	$9.92	$1,000.00	$1,015.43	$9.86	1.94%
Class I	$1,000.00	$1,035.50	$4.46	$1,000.00	$1,020.82	$4.43	0.87%
Class R3	$1,000.00	$1,031.20	$7.78	$1,000.00	$1,017.54	$7.73	1.52%
Class R4	$1,000.00	$1,033.20	$6.15	$1,000.00	$1,019.16	$6.11	1.20%
Class R5	$1,000.00	$1,035.30	$4.57	$1,000.00	$1,020.72	$4.53	0.89%
Class Y	$1,000.00	$1,035.20	$4.36	$1,000.00	$1,020.92	$4.33	0.85%
Class F	$1,000.00	$1,035.50	$4.10	$1,000.00	$1,021.17	$4.08	0.80%

Hartford Quality Value Fund

Class A	$1,000.00	$1,046.10	$4.69	$1,000.00	$1,020.62	$4.63	0.91%
Class C	$1,000.00	$1,042.10	$8.44	$1,000.00	$1,016.94	$8.34	1.64%
Class I	$1,000.00	$1,047.70	$2.84	$1,000.00	$1,022.43	$2.80	0.55%
Class R3	$1,000.00	$1,044.80	$5.98	$1,000.00	$1,019.36	$5.90	1.16%
Class R4	$1,000.00	$1,046.30	$4.44	$1,000.00	$1,020.87	$4.38	0.86%
Class R5	$1,000.00	$1,047.90	$3.05	$1,000.00	$1,022.23	$3.01	0.59%
Class R6	$1,000.00	$1,048.30	$2.43	$1,000.00	$1,022.84	$2.40	0.47%
Class Y	$1,000.00	$1,047.80	$2.99	$1,000.00	$1,022.28	$2.96	0.58%
Class F	$1,000.00	$1,048.30	$2.37	$1,000.00	$1,022.89	$2.35	0.46%

The Hartford Small Cap Growth Fund

Class A	$1,000.00	$986.80	$6.26	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$984.10	$9.15	$1,000.00	$1,015.98	$9.30	1.83%
Class I	$1,000.00	$988.90	$4.06	$1,000.00	$1,021.12	$4.13	0.81%
Class R3	$1,000.00	$985.80	$7.36	$1,000.00	$1,017.80	$7.48	1.47%
Class R4	$1,000.00	$987.20	$5.81	$1,000.00	$1,019.36	$5.90	1.16%
Class R5	$1,000.00	$988.90	$4.21	$1,000.00	$1,020.97	$4.28	0.84%
Class R6	$1,000.00	$989.20	$3.81	$1,000.00	$1,021.37	$3.87	0.76%
Class Y	$1,000.00	$989.00	$3.96	$1,000.00	$1,021.22	$4.02	0.79%
Class F	$1,000.00	$989.10	$3.81	$1,000.00	$1,021.37	$3.87	0.76%

Hartford Small Cap Value Fund

Class A	$1,000.00	$962.80	$6.38	$1,000.00	$1,018.70	$6.56	1.29%
Class C	$1,000.00	$958.30	$10.07	$1,000.00	$1,014.92	$10.36	2.04%
Class I	$1,000.00	$963.80	$4.45	$1,000.00	$1,020.67	$4.58	0.90%
Class R3	$1,000.00	$961.50	$7.12	$1,000.00	$1,017.95	$7.32	1.44%
Class R4	$1,000.00	$962.90	$5.94	$1,000.00	$1,019.16	$6.11	1.20%
Class R5	$1,000.00	$964.50	$4.46	$1,000.00	$1,020.67	$4.58	0.90%
Class R6	$1,000.00	$965.40	$4.01	$1,000.00	$1,021.12	$4.13	0.81%
Class Y	$1,000.00	$965.30	$4.21	$1,000.00	$1,020.92	$4.33	0.85%
Class F	$1,000.00	$965.60	$3.96	$1,000.00	$1,021.17	$4.08	0.80%

The Hartford Small Company Fund

Class A	$1,000.00	$991.20	$6.62	$1,000.00	$1,018.55	$6.72	1.32%
Class C	$1,000.00	$987.40	$10.67	$1,000.00	$1,014.47	$10.82	2.13%
Class I	$1,000.00	$993.10	$4.97	$1,000.00	$1,020.22	$5.04	0.99%
Class R3	$1,000.00	$989.80	$7.77	$1,000.00	$1,017.39	$7.88	1.55%
Class R4	$1,000.00	$991.30	$6.27	$1,000.00	$1,018.90	$6.36	1.25%
Class R5	$1,000.00	$993.00	$4.77	$1,000.00	$1,020.42	$4.84	0.95%
Class R6	$1,000.00	$993.10	$4.52	$1,000.00	$1,020.67	$4.58	0.90%
Class Y	$1,000.00	$993.10	$4.82	$1,000.00	$1,020.37	$4.89	0.96%
Class F	$1,000.00	$993.60	$4.52	$1,000.00	$1,020.67	$4.58	0.90%

41

The Hartford Capital Appreciation Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Automobiles & Components - 0.2%
195,930	Aptiv plc	$17,545,532

	Banks - 3.7%
1,310,935	Bank of America Corp.	40,992,937
376,337	Comerica, Inc.	24,619,967
293,824	IBERIABANK Corp.	21,563,743
458,480	JP Morgan Chase & Co.	57,273,322
1,834,862	KeyCorp.	32,972,470
297,725	PNC Financial Services Group, Inc.	43,676,257
728,672	Zions Bancorp NA	35,318,732

		256,417,428

	Capital Goods - 6.0%
115,273	Boeing Co.	39,182,445
82,626	Deere & Co.	14,388,491
144,521	Dover Corp.	15,014,287
464,434	Gardner Denver Holdings, Inc.*	14,782,934
327,170	General Dynamics Corp.	57,843,656
806,800	HF Global, Inc.(1)(2)(3)	13,699,464
420,352	Ingersoll-Rand plc	53,338,465
972,468	JELD-WEN Holding, Inc.*	16,619,478
293,209	L3Harris Technologies, Inc.	60,491,949
171,404	Lockheed Martin Corp.	64,564,459
65,281	Northrop Grumman Corp.	23,010,247
81,970	Raytheon Co.	17,394,854
560,517	SPX FLOW, Inc.*	25,380,210

		415,710,939

	Commercial & Professional Services - 2.4%
282,860	Clean Harbors, Inc.*	23,324,636
200,227	Copart, Inc.*	16,546,759
31,468	CoStar Group, Inc.*	17,292,295
149,893	Equifax, Inc.	20,491,872
4,595	Klarna Holding AB(1)(2)(3)	1,077,403
498,862	Republic Services, Inc.	43,655,414
309,325	TransUnion	25,556,431
203,200	Waste Connections, Inc.	18,775,680

		166,720,490

	Consumer Durables & Apparel - 4.0%
538,222	Kontoor Brands, Inc.*	20,452,436
1,031,256	Lennar Corp. Class A	61,462,857
871,565	NIKE, Inc. Class B	78,048,646
391,400	Peloton Interactive, Inc. Class A*(4)	9,342,718
129,030	Roku, Inc.*	18,993,216
602,183	Steven Madden Ltd.	24,797,896
973,097	Under Armour, Inc. Class A*(4)	20,094,453
2,441,884	Under Armour, Inc. Class C*	45,174,854

		278,367,076

	Consumer Services - 3.9%
784,574	Aramark	34,332,958
5,654,566	DraftKings, Inc.(1)(2)(3)	17,924,974
177,849	Grand Canyon Education, Inc.*	16,354,994
430,775	Hilton Worldwide Holdings, Inc.	41,767,944
556,076	Las Vegas Sands Corp.	34,387,740
189,642	Marriott Vacations Worldwide Corp.	20,847,345
375,234	McDonald’s Corp.	73,808,528
212,684	Planet Fitness, Inc. Class A*	13,539,464
64,155	Vail Resorts, Inc.	14,907,697

		267,871,644

	Diversified Financials - 2.3%
653,974	American Express Co.	76,698,071
1,589,286	APi Group Corp.*(1)(2)	15,654,464
308,657	Blackstone Group, Inc. Class A	16,408,206
1,083,984	Morgan Stanley	49,917,463

		158,678,204

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Energy - 1.4%
487,596	Diamondback Energy, Inc.	$41,816,233
217,200	Marathon Petroleum Corp.	13,889,940
829,246	Noble Energy, Inc.	15,971,278
201,416	Phillips 66	23,529,417

		95,206,868

	Food & Staples Retailing - 2.2%
574,436	US Foods Holding Corp.*	22,787,876
1,103,243	Walmart, Inc.	129,366,274

		152,154,150

	Food, Beverage & Tobacco - 4.4%
1,527,315	Altria Group, Inc.	68,408,439
1,363,465	Coca-Cola Co.	74,213,400
1,244,598	Diageo plc	50,942,611
376,826	Lamb Weston Holdings, Inc.	29,407,501
361,959	Monster Beverage Corp.*	20,316,759
443,532	PepsiCo., Inc.	60,839,284

		304,127,994

	Health Care Equipment & Services - 9.3%
95,513	ABIOMED, Inc.*	19,826,589
496,490	Acadia Healthcare Co., Inc.*	14,889,735
324,650	Alcon, Inc.*	19,242,005
705,678	Baxter International, Inc.	54,125,503
314,971	Cerner Corp.	21,140,854
285,378	Danaher Corp.	39,330,796
73,654	DexCom, Inc.*	11,360,393
358,552	Encompass Health Corp.	22,954,499
231,139	Haemonetics Corp.*	27,905,411
217,650	Hill-Rom Holdings, Inc.	22,785,778
449,209	Hologic, Inc.*	21,701,287
288,294	Insulet Corp.*	41,894,884
39,110	Intuitive Surgical, Inc.*	21,625,874
1,054,702	Medtronic plc	114,857,048
148,341	Penumbra, Inc.*	23,136,746
198,008	Stryker Corp.	42,823,190
65,765	Teleflex, Inc.	22,847,419
294,614	UnitedHealth Group, Inc.	74,448,958
101,364	Veeva Systems, Inc. Class A*	14,376,456
61,312	WellCare Health Plans, Inc.*	18,185,139

		649,458,564

	Household & Personal Products - 0.8%
844,558	Colgate-Palmolive Co.	57,936,679

	Insurance - 5.5%
953,232	Aflac, Inc.	50,673,813
507,174	Arthur J Gallagher & Co.	46,264,412
180,901	Assurant, Inc.	22,806,189
443,897	Chubb Ltd.	67,658,781
1,491,110	CNO Financial Group, Inc.	23,335,872
349,144	Lincoln National Corp.	19,719,653
434,727	Marsh & McLennan Cos., Inc.	45,046,412
161,894	Reinsurance Group of America, Inc.	26,302,918
1,788,817	Unum Group	49,264,020
162,621	Willis Towers Watson plc	30,393,865

		381,465,935

	Materials - 3.9%
403,617	Cabot Corp.	17,593,665
338,569	Carpenter Technology Corp.	16,596,652
232,338	Celanese Corp.	28,147,749
303,235	CF Industries Holdings, Inc.	13,751,707
204,377	Eastman Chemical Co.	15,540,827
810,941	FMC Corp.	74,201,102
514,099	Linde plc	101,971,537

		267,803,239

The accompanying notes are an integral part of these financial statements.

42

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Media & Entertainment - 6.0%
237,928	Activision Blizzard, Inc.	$13,331,106
43,214	Alphabet, Inc. Class A*	54,397,783
568,330	Cinemark Holdings, Inc.	20,800,878
981,693	Comcast Corp. Class A	43,999,480
386,086	Facebook, Inc. Class A*	73,993,382
1,862,198	Interpublic Group of Cos., Inc.	40,502,806
337,138	Ocean Outdoor Ltd.*(5)	2,604,391
2,159,890	Pinterest, Inc. Class A*(4)	54,299,635
275,025	Spotify Technology S.A.*	39,686,108
302,797	TripAdvisor, Inc.*	12,232,999
461,021	Walt Disney Co.	59,895,848

		415,744,416

	Pharmaceuticals, Biotechnology & Life Sciences - 7.0%
251,707	Agilent Technologies, Inc.	19,066,805
268,273	Alnylam Pharmaceuticals, Inc.*	23,270,000
372,192	AstraZeneca plc ADR	18,248,574
1,310,461	Elanco Animal Health, Inc.*	35,408,656
106,333	Exact Sciences Corp.*	9,250,971
129,797	Galapagos N.V.*	23,897,807
176,913	Heron Therapeutics, Inc.*(4)	3,759,401
310,423	Ionis Pharmaceuticals, Inc.*	17,296,770
963,187	Johnson & Johnson	127,179,212
741,031	Merck & Co., Inc.	64,217,746
27,584	Mettler-Toledo International, Inc.*	19,445,065
1,733,524	Pfizer, Inc.	66,515,316
162,039	Seattle Genetics, Inc.*	17,402,989
127,980	Thermo Fisher Scientific, Inc.	38,647,400

		483,606,712

	Real Estate - 4.6%
107,349	Alexandria Real Estate Equities, Inc. REIT	17,041,654
156,826	American Tower Corp. REIT	34,200,614
232,696	AvalonBay Communities, Inc. REIT	50,648,611
125,295	Boston Properties, Inc. REIT	17,190,474
13,494	Crown Castle International Corp. REIT	1,872,832
43,731	Equinix, Inc. REIT	24,785,856
679,983	Gaming and Leisure Properties, Inc. REIT	27,444,114
623,861	Highwoods Properties, Inc. REIT	29,196,695
124,114	Jones Lang LaSalle, Inc. REIT	18,185,183
227,805	Life Storage, Inc. REIT	24,812,521
239,549	Public Storage REIT	53,385,890
138,759	Simon Property Group, Inc. REIT	20,908,206
8,145	We Co. Class A(1)(2)(3)	89,633

		319,762,283

	Retailing - 6.7%
111,436	Alibaba Group Holding Ltd. ADR*	19,687,398
63,171	Amazon.com, Inc.*	112,233,389
103,167	Burlington Stores, Inc.*	19,825,602
305,275	Delivery Hero SE*(5)	14,324,323
394,041	Expedia Group, Inc.	53,849,643
127,554	Five Below, Inc.*	15,958,281
398,508	Floor & Decor Holdings, Inc. Class A*	18,263,622
128,260	Home Depot, Inc.	30,087,231
10,615	JAND, Inc. Class A(1)(2)(3)	161,985
827,482	Kohl’s Corp.	42,416,727
613,765	Lowe’s Cos., Inc.	68,502,312
944,594	TJX Cos., Inc.	54,455,844
316,327	Tory Burch LLC*(1)(2)(3)	17,552,967

		467,319,324

	Semiconductors & Semiconductor Equipment - 2.9%
1,059,117	Advanced Micro Devices, Inc.*	35,935,840
310,958	Analog Devices, Inc.	33,157,452
414,923	Ichor Holdings Ltd.*	12,078,408
844,535	Marvell Technology Group Ltd.	20,598,209

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Semiconductors & Semiconductor Equipment - 2.9% - (continued)
1,060,393	Micron Technology, Inc.*	$50,421,687
211,643	MKS Instruments, Inc.	22,904,005
221,542	NXP Semiconductors N.V.	25,184,895

		200,280,496

	Software & Services - 8.4%
209,981	Accenture plc Class A	38,934,677
308,284	Amdocs Ltd.	20,100,117
59,854	Fair Isaac Corp.*	18,198,010
82,852	FleetCor Technologies, Inc.*	24,376,716
644,601	Genpact Ltd.	25,249,021
147,712	Global Payments, Inc.	24,989,916
638,376	GoDaddy, Inc. Class A*	41,513,591
266,193	Guidewire Software, Inc.*	30,010,599
215,197	Leidos Holdings, Inc.	18,556,437
414,269	Microsoft Corp.	59,393,747
262,742	PayPal Holdings, Inc.*	27,351,442
219,098	ServiceNow, Inc.*	54,174,172
766,130	Slack Technologies, Inc. Class A*(4)	16,854,860
317,784	Splunk, Inc.*	38,121,369
227,202	SS&C Technologies Holdings, Inc.	11,816,776
66,264	Trade Desk, Inc. Class A*	13,305,811
116,011	VeriSign, Inc.*	22,044,410
202,227	Visa, Inc. Class A	36,170,321
82,806	WEX, Inc.*	15,665,239
275,427	Workday, Inc. Class A*	44,663,242

		581,490,473

	Technology Hardware & Equipment - 3.6%
200,299	Apple, Inc.	49,826,379
195,241	CDW Corp.	24,973,276
102,309	Coherent, Inc.*	15,235,856
197,411	Itron, Inc.*	15,054,563
324,443	Lumentum Holdings, Inc.*	20,329,599
550,984	TE Connectivity Ltd.	49,313,068
898,541	Western Digital Corp.	46,409,643
125,601	Zebra Technologies Corp. Class A*	29,876,710

		251,019,094

	Telecommunication Services - 1.9%
1,659,830	AT&T, Inc.	63,886,856
514,965	T-Mobile US, Inc.*	42,567,007
413,108	Verizon Communications, Inc.	24,980,641

		131,434,504

	Transportation - 2.4%
488,145	Canadian National Railway Co.	43,659,161
439,735	CSX Corp.	30,900,178
274,101	Uber Technologies, Inc.*(4)	8,634,182
1,025,459	Uber Technologies, Inc.*(2)(3)	32,194,285
288,365	Union Pacific Corp.	47,712,873

		163,100,679

	Utilities - 3.5%
470,310	Dominion Energy, Inc.	38,824,091
643,165	Duke Energy Corp.	60,624,733
529,355	NRG Energy, Inc.	21,237,723
215,483	Sempra Energy	31,139,448
1,007,961	Southern Co.	63,158,836
579,897	UGI Corp.	27,643,690

		242,628,521

	Total Common Stocks (cost $5,893,447,125)	$6,725,851,244

The accompanying notes are an integral part of these financial statements.

43

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.8%
	Commercial & Professional Services - 0.0%
33,739	Rubicon Global Holdings LLC Series C*(1)(2)(3)	$794,553

	Consumer Services - 0.0%
10,074	Airbnb, Inc. Series E*(1)(2)(3)	1,268,216

	Diversified Financials - 0.1%
348,919	Social Finance, Inc. Series F*(1)(2)(3)	5,429,180

	Real Estate - 0.3%
674,436	WE Co. Series D1*(1)(2)(3)	9,831,254
599,094	WE Co. Series D2*(1)(2)(3)	8,732,993

		18,564,247

	Retailing - 0.2%
448,670	Coupang LLC*(1)(2)(3)	2,382,438
278,194	Honest Co., Inc. Series E*(1)(2)(3)	10,671,522
28,025	Honest Co., Inc. Series C*(1)(2)(3)	880,265
23,702	JAND, Inc. Series D*(1)(2)(3)	365,248

		14,299,473

	Software & Services - 0.2%
566,622	Essence Group Holdings Corp. Series 3*(1)(2)(3)	1,303,231
77,707	Lookout, Inc. Series F*(1)(2)(3)	549,388
95,031	MarkLogic Corp. Series F*(1)(2)(3)	924,652
47,064	Sharecare, Inc. Series B2*(1)(2)(3)	10,852,958

		13,630,229

	Total Convertible Preferred Stocks (cost $58,124,963)	$53,985,898

ESCROWS - 0.0%(6)
	Capital Goods - 0.0%
372,334	Lithium Technology Corp.*(1)(2)(3)	$3,723

	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc.*(1)(2)(3)	13,333

	Software & Services - 0.0%
143,626	Birst, Inc.*(1)(2)(3)	7,469
58,205	Veracode, Inc.*(1)(2)(3)	31,663

		39,132

	Total Escrows (cost $—)	$56,188

	Total Long-Term Investments (cost $5,951,572,088)	$6,779,893,330

SHORT-TERM INVESTMENTS - 2.5%
	Other Investment Pools & Funds - 2.1%
146,649,197	Fidelity Institutional Government Fund, Institutional Class, 1.70%(7)	$146,649,197

	Securities Lending Collateral - 0.4%
1,579,801	Citibank NA DDCA, 1.80%, 11/1/2019(7)	1,579,801
22,164,889	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(7)	22,164,889
355,561	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(7)	355,561
2,940,109	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(7)	2,940,109
4,271,614	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(7)	4,271,614

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 2.5% - (continued)
	Securities Lending Collateral - 0.4% - (continued)
284,048	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(7)	$284,048

		31,596,022

	Total Short-Term Investments (cost $178,245,219)	$178,245,219

Total Investments (cost $6,129,817,307)	100.3%	$6,958,138,549
Other Assets and Liabilities	(0.3)%	(16,501,249)

Total Net Assets	100.0%	$6,941,637,300

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of these securities was $152,397,261, which represented 2.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $136,742,798 or 2.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
06/2015	Airbnb, Inc. Series E Convertible Preferred	10,074	$937,833	$1,268,216
03/2015	Birst, Inc.	143,626	—	7,469
11/2014	Coupang LLC Convertible Preferred	448,670	1,396,764	2,382,438
12/2014	DraftKings, Inc.	5,654,566	20,596,932	17,924,974
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	566,622	895,999	1,303,231
06/2015	HF Global, Inc.	806,800	10,846,942	13,699,464

The accompanying notes are an integral part of these financial statements.

44

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2019

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2015	Honest Co., Inc. Preferred	278,194	$12,728,766	$10,671,522
08/2014	Honest Co., Inc. Series C Convertible Preferred	28,025	758,281	880,265
04/2015	JAND, Inc. Class A	10,615	121,916	161,985
04/2015	JAND, Inc. Series D Convertible Preferred	23,702	272,225	365,248
08/2015	Klarna Holding AB	4,595	503,982	1,077,403
08/2013	Lithium Technology Corp.	372,334	—	3,723
07/2014	Lookout, Inc. Series F Convertible Preferred	77,707	887,655	549,389
04/2015	MarkLogic Corp. Series F Convertible Preferred	95,031	1,103,709	924,652
01/2014	One Kings Lane, Inc.	83,332	—	13,333
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	33,739	673,447	794,553
03/2015	Sharecare, Inc. Series B2 Convertible Preferred	47,064	11,759,882	10,852,958
09/2015	Social Finance, Inc. Series F Convertible Preferred	348,919	5,504,651	5,429,180
11/2013	Tory Burch LLC	316,327	24,792,580	17,552,967
06/2014	Uber Technologies, Inc.	1,025,459	15,907,997	32,194,285
04/2017	Veracode, Inc.	58,205	—	31,663
12/2014	We Co. Class A	8,145	135,624	89,633
12/2014	We Co. Series D1 Convertible Preferred	674,436	11,230,142	9,831,254
12/2014	We Co. Series D2 Convertible Preferred	599,094	9,975,610	8,732,993

			$131,030,937	$136,742,798

(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(5)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $16,928,714, representing 0.2% of net assets.

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	776	12/20/2019	$117,789,040	$1,418,881

Total futures contracts				$1,418,881

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

45

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$17,545,532	$17,545,532	$—	$—
Banks	256,417,428	256,417,428	—	—
Capital Goods	415,710,939	402,011,475	—	13,699,464
Commercial & Professional Services	166,720,490	165,643,087	—	1,077,403
Consumer Durables & Apparel	278,367,076	278,367,076	—	—
Consumer Services	267,871,644	249,946,670	—	17,924,974
Diversified Financials	158,678,204	143,023,740	—	15,654,464
Energy	95,206,868	95,206,868	—	—
Food & Staples Retailing	152,154,150	152,154,150	—	—
Food, Beverage & Tobacco	304,127,994	253,185,383	50,942,611	—
Health Care Equipment & Services	649,458,564	649,458,564	—	—
Household & Personal Products	57,936,679	57,936,679	—	—
Insurance	381,465,935	381,465,935	—	—
Materials	267,803,239	267,803,239	—	—
Media & Entertainment	415,744,416	415,744,416	—	—
Pharmaceuticals, Biotechnology & Life Sciences	483,606,712	459,708,905	23,897,807	—
Real Estate	319,762,283	319,672,650	—	89,633
Retailing	467,319,324	435,280,049	14,324,323	17,714,952
Semiconductors & Semiconductor Equipment	200,280,496	200,280,496	—	—
Software & Services	581,490,473	581,490,473	—	—
Technology Hardware & Equipment	251,019,094	251,019,094	—	—
Telecommunication Services	131,434,504	131,434,504	—	—
Transportation	163,100,679	130,906,394	32,194,285	—
Utilities	242,628,521	242,628,521	—	—
Convertible Preferred Stocks	53,985,898	—	—	53,985,898
Escrows	56,188	—	—	56,188
Short-Term Investments	178,245,219	178,245,219	—	—
Futures Contracts(2)	1,418,881	1,418,881	—	—

Total	$6,959,557,430	$6,717,995,428	$121,359,026	$120,202,976

(1)

For the year ended October 31, 2019, investments valued at $62,015,157 were transferred out of Level 3 due to the expiration of trading restrictions and to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. Investments valued at $12,120,837 were transferred into Level 3 due to the unavailability of active market pricing.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2019:

	Common Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$50,975,578	$186,128,188	$85,346	$237,189,112
Purchases	2,569,647	—	—	2,569,647
Sales	(2,571,372)	(12,054,844)	(30,545)	(14,656,761)
Total realized gain/(loss)	1,778,477	4,303,873	30,544	6,112,894
Net change in unrealized appreciation/(depreciation)	6,630,621	(67,719,060)	(29,157)	(61,117,596)
Transfers into Level 3	12,120,837	—	—	12,120,837
Transfers out of Level 3	(5,342,898)	(56,672,259)	—	(62,015,157)

Ending balance	$66,160,890	$53,985,898	$56,188	$120,202,976

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2019 was $(57,749,271).

The accompanying notes are an integral part of these financial statements.

46

Hartford Core Equity Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1%
	Banks - 7.5%
4,381,440	Bank of America Corp.	$137,007,629
1,648,114	Fifth Third Bancorp	47,927,155
1,192,107	JP Morgan Chase & Co.	148,918,006
647,280	PNC Financial Services Group, Inc.	94,955,976

		428,808,766

	Capital Goods - 5.9%
696,157	AMETEK, Inc.	63,802,789
1,186,580	Fortune Brands Home & Security, Inc.	71,254,129
402,090	Illinois Tool Works, Inc.	67,784,332
410,590	Raytheon Co.	87,131,304
288,276	Snap-on, Inc.	46,893,857

		336,866,411

	Commercial & Professional Services - 2.7%
293,675	Equifax, Inc.	40,148,309
749,003	IHS Markit Ltd.*	52,445,190
696,183	Republic Services, Inc.	60,922,975

		153,516,474

	Consumer Durables & Apparel - 3.4%
869,109	NIKE, Inc. Class B	77,828,711
601,896	PVH Corp.	52,461,255
735,282	VF Corp.	60,506,356

		190,796,322

	Consumer Services - 2.8%
629,931	Hilton Worldwide Holdings, Inc.	61,078,110
498,173	McDonald’s Corp.	97,990,629

		159,068,739

	Diversified Financials - 2.1%
493,421	American Express Co.	57,868,415
644,393	Capital One Financial Corp.	60,089,647

		117,958,062

	Energy - 1.3%
916,738	Continental Resources, Inc.*	27,016,269
668,473	EOG Resources, Inc.	46,331,863

		73,348,132

	Food & Staples Retailing - 3.1%
288,451	Costco Wholesale Corp.	85,701,677
784,371	Walmart, Inc.	91,975,343

		177,677,020

	Food, Beverage & Tobacco - 3.4%
354,673	Constellation Brands, Inc. Class A	67,504,912
1,225,849	Kellogg Co.	77,878,187
876,344	Monster Beverage Corp.*	49,189,189

		194,572,288

	Health Care Equipment & Services - 9.9%
890,540	Abbott Laboratories	74,458,049
206,495	Anthem, Inc.	55,563,675
1,122,823	Baxter International, Inc.	86,120,524
390,644	Danaher Corp.	53,838,556
1,196,831	Hologic, Inc.*	57,818,906
357,176	Laboratory Corp. of America Holdings*	58,851,890
791,145	Medtronic plc	86,155,690
366,905	UnitedHealth Group, Inc.	92,716,893

		565,524,183

	Household & Personal Products - 3.8%
1,100,392	Colgate-Palmolive Co.	75,486,891
1,141,835	Procter & Gamble Co.	142,169,876

		217,656,767

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Insurance - 3.4%
604,670	Allstate Corp.	$64,348,981
802,659	Athene Holding Ltd. Class A*	34,795,268
607,047	Chubb Ltd.	92,526,104

		191,670,353

	Materials - 1.8%
254,074	Ecolab, Inc.	48,799,993
417,500	PPG Industries, Inc.	52,237,600

		101,037,593

	Media & Entertainment - 5.9%
115,761	Alphabet, Inc. Class A*	145,719,947
31,725	Alphabet, Inc. Class C*	39,976,990
314,645	Facebook, Inc. Class A*	60,301,714
687,346	Walt Disney Co.	89,299,992

		335,298,643

	Pharmaceuticals, Biotechnology & Life Sciences - 5.4%
288,370	Allergan plc	50,784,841
756,900	Eli Lilly & Co.	86,248,755
995,922	Merck & Co., Inc.	86,306,601
279,333	Thermo Fisher Scientific, Inc.	84,352,979

		307,693,176

	Real Estate - 2.1%
301,909	American Tower Corp. REIT	65,840,315
403,294	Boston Properties, Inc. REIT	55,331,937

		121,172,252

	Retailing - 3.2%
39,763	Amazon.com, Inc.*	70,645,331
19,570	Booking Holdings, Inc.*	40,094,429
1,195,472	TJX Cos., Inc.	68,918,961

		179,658,721

	Semiconductors & Semiconductor Equipment - 3.0%
986,364	Micron Technology, Inc.*	46,901,608
1,565,777	ON Semiconductor Corp.*	31,941,851
393,582	QUALCOMM, Inc.	31,659,736
1,018,063	Teradyne, Inc.	62,325,817

		172,829,012

	Software & Services - 10.9%
430,112	Global Payments, Inc.	72,766,348
941,279	GoDaddy, Inc. Class A*	61,211,373
894,554	Leidos Holdings, Inc.	77,137,391
391,207	Mastercard, Inc. Class A	108,290,010
1,205,057	Microsoft Corp.	172,769,022
402,696	salesforce.com, Inc.*	63,017,897
741,388	SS&C Technologies Holdings, Inc.	38,559,590
178,161	Workday, Inc. Class A*	28,890,588

		622,642,219

	Technology Hardware & Equipment - 5.6%
727,105	Apple, Inc.	180,874,640
430,925	CDW Corp.	55,119,617
492,473	Motorola Solutions, Inc.	81,908,109

		317,902,366

	Telecommunication Services - 1.7%
1,637,283	Verizon Communications, Inc.	99,006,503

	Transportation - 1.4%
298,569	Norfolk Southern Corp.	54,339,558
785,989	Uber Technologies, Inc.*(1)	24,758,654

		79,098,212

The accompanying notes are an integral part of these financial statements.

47

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Utilities - 4.8%
1,012,135	American Electric Power Co., Inc.	$95,535,423
469,453	NextEra Energy, Inc.	111,889,428
663,151	Pinnacle West Capital Corp.	62,415,772

		269,840,623

	Total Common Stocks (cost $4,229,694,472)	$5,413,642,837

SHORT-TERM INVESTMENTS - 5.0%
	Other Investment Pools & Funds - 4.5%
257,011,420	Fidelity Institutional Government Fund, Institutional Class, 1.70%(2)	$257,011,420

	Securities Lending Collateral - 0.5%
1,261,899	Citibank NA DDCA, 1.80%, 11/1/2019(2)	1,261,899
17,704,664	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	17,704,664
284,012	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	284,012
2,348,473	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	2,348,473
3,412,040	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	3,412,040
226,890	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	226,890

		25,237,978

	Total Short-Term Investments (cost $282,249,398)	$282,249,398

Total Investments (cost $4,511,943,870)	100.1%	$5,695,892,235
Other Assets and Liabilities	(0.1)%	(3,981,477)

Total Net Assets	100.0%	$5,691,910,758

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	845	12/20/2019	$128,262,550	$1,593,093

Total futures contracts				$1,593,093

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

48

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$428,808,766	$428,808,766	$—	$—
Capital Goods	336,866,411	336,866,411	—	—
Commercial & Professional Services	153,516,474	153,516,474	—	—
Consumer Durables & Apparel	190,796,322	190,796,322	—	—
Consumer Services	159,068,739	159,068,739	—	—
Diversified Financials	117,958,062	117,958,062	—	—
Energy	73,348,132	73,348,132	—	—
Food & Staples Retailing	177,677,020	177,677,020	—	—
Food, Beverage & Tobacco	194,572,288	194,572,288	—	—
Health Care Equipment & Services	565,524,183	565,524,183	—	—
Household & Personal Products	217,656,767	217,656,767	—	—
Insurance	191,670,353	191,670,353	—	—
Materials	101,037,593	101,037,593	—	—
Media & Entertainment	335,298,643	335,298,643	—	—
Pharmaceuticals, Biotechnology & Life Sciences	307,693,176	307,693,176	—	—
Real Estate	121,172,252	121,172,252	—	—
Retailing	179,658,721	179,658,721	—	—
Semiconductors & Semiconductor Equipment	172,829,012	172,829,012	—	—
Software & Services	622,642,219	622,642,219	—	—
Technology Hardware & Equipment	317,902,366	317,902,366	—	—
Telecommunication Services	99,006,503	99,006,503	—	—
Transportation	79,098,212	79,098,212	—	—
Utilities	269,840,623	269,840,623	—	—
Short-Term Investments	282,249,398	282,249,398	—	—
Futures Contracts(2)	1,593,093	1,593,093	—	—

Total	$5,697,485,328	$5,697,485,328	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

49

The Hartford Dividend and Growth Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2%
	Automobiles & Components - 0.5%
556,087	Autoliv, Inc.	$43,285,812

	Banks - 9.4%
10,707,576	Bank of America Corp.	334,825,901
1,142,657	Bank of Nova Scotia	65,508,526
2,727,643	JP Morgan Chase & Co.	340,737,164
757,636	PNC Financial Services Group, Inc.	111,145,201

		852,216,792

	Capital Goods - 6.9%
724,246	Deere & Co.	126,120,198
896,000	Eaton Corp. plc	78,050,560
533,832	General Dynamics Corp.	94,381,498
1,583,466	Johnson Controls International plc	68,611,582
181,966	Lockheed Martin Corp.	68,542,953
306,858	Raytheon Co.	65,118,336
846,927	United Technologies Corp.	121,601,779

		622,426,906

	Consumer Services - 0.9%
824,544	Hilton Worldwide Holdings, Inc.	79,947,786

	Diversified Financials - 4.1%
749,754	American Express Co.	87,931,149
160,493	BlackRock, Inc.	74,099,618
552,774	Charles Schwab Corp.	22,503,430
999,224	Intercontinental Exchange, Inc.	94,246,808
941,656	Northern Trust Corp.	93,864,270

		372,645,275

	Energy - 7.1%
429,848	BP plc ADR	16,295,538
1,711,517	Chevron Corp.	198,775,584
1,396,562	ConocoPhillips	77,090,223
6,407,362	Encana Corp.(1)	25,180,933
492,262	Exxon Mobil Corp.	33,262,143
831,928	Hess Corp.	54,699,266
697,278	Marathon Petroleum Corp.	44,590,928
2,368,101	Noble Energy, Inc.	45,609,625
2,875,893	Suncor Energy, Inc.	85,385,263
1,230,221	Total S.A. ADR	64,746,531

		645,636,034

	Food & Staples Retailing - 2.0%
1,194,280	Sysco Corp.	95,387,144
719,823	Walmart, Inc.	84,406,445

		179,793,589

	Food, Beverage & Tobacco - 3.5%
2,344,017	Coca-Cola Co.	127,584,846
1,194,657	Kellogg Co.	75,896,559
789,189	PepsiCo., Inc.	108,253,055

		311,734,460

	Health Care Equipment & Services - 5.9%
714,908	Abbott Laboratories	59,773,458
1,489,750	CVS Health Corp.	98,904,503
278,008	HCA Healthcare, Inc.	37,125,188
1,464,732	Medtronic plc	159,509,315
662,685	UnitedHealth Group, Inc.	167,460,499
105,614	Universal Health Services, Inc. Class B	14,517,700

		537,290,663

	Household & Personal Products - 0.4%
594,800	Unilever N.V.	35,235,952

	Insurance - 6.3%
1,735,738	American International Group, Inc.	91,924,684
300,785	Arthur J Gallagher & Co.	27,437,608
1,137,602	Chubb Ltd.	173,393,297

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Insurance - 6.3% - (continued)
479,509	Marsh & McLennan Cos., Inc.	$49,686,722
1,342,670	Principal Financial Group, Inc.	71,671,725
1,732,349	Prudential Financial, Inc.	157,886,288

		572,000,324

	Materials - 3.7%
490,993	Celanese Corp.	59,483,802
530,153	DuPont de Nemours, Inc.	34,942,384
839,416	FMC Corp.	76,806,564
1,937,688	International Paper Co.	84,638,212
679,903	Livent Corp.*	4,664,135
624,884	PPG Industries, Inc.	78,185,486

		338,720,583

	Media & Entertainment - 5.6%
215,876	Alphabet, Inc. Class A*	271,744,709
5,296,400	Comcast Corp. Class A	237,384,648

		509,129,357

	Pharmaceuticals, Biotechnology & Life Sciences - 9.4%
1,084,077	Agilent Technologies, Inc.	82,118,833
2,952,821	AstraZeneca plc ADR	144,776,814
1,721,517	Bristol-Myers Squibb Co.	98,763,430
978,531	Eli Lilly & Co.	111,503,607
1,459,741	Merck & Co., Inc.	126,501,155
1,061,487	Novartis AG ADR	92,816,423
4,919,199	Pfizer, Inc.	188,749,666

		845,229,928

	Real Estate - 2.8%
352,886	American Tower Corp. REIT	76,957,379
397,229	Boston Properties, Inc. REIT	54,499,819
58,385	Essex Property Trust, Inc. REIT	19,099,485
1,066,990	Host Hotels & Resorts, Inc. REIT	17,487,966
545,053	Simon Property Group, Inc. REIT	82,128,586

		250,173,235

	Retailing - 3.8%
345,526	Expedia Group, Inc.	47,219,583
524,044	Home Depot, Inc.	122,930,242
807,438	Lowe’s Cos., Inc.	90,118,155
1,363,402	TJX Cos., Inc.	78,600,125

		338,868,105

	Semiconductors & Semiconductor Equipment - 2.5%
2,401,611	Intel Corp.	135,763,070
276,032	KLA Corp.	46,660,449
914,099	Micron Technology, Inc.*	43,465,408

		225,888,927

	Software & Services - 6.2%
218,111	Accenture plc Class A	40,442,142
543,040	International Business Machines Corp.	72,620,739
3,135,423	Microsoft Corp.	449,525,595

		562,588,476

	Technology Hardware & Equipment - 4.7%
491,954	Apple, Inc.	122,378,477
2,584,972	Cisco Systems, Inc.	122,812,020
3,176,251	HP, Inc.	55,171,480
739,852	Motorola Solutions, Inc.	123,052,184

		423,414,161

	Telecommunication Services - 4.3%
2,062,764	AT&T, Inc.	79,395,786
5,150,816	Verizon Communications, Inc.	311,469,844

		390,865,630

The accompanying notes are an integral part of these financial statements.

50

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Transportation - 1.9%
1,155,507	Delta Air Lines, Inc.	$63,645,325
640,080	Union Pacific Corp.	105,907,637

		169,552,962

	Utilities - 4.3%
1,530,643	Dominion Energy, Inc.	126,354,580
536,076	Edison International	33,719,180
2,329,572	Exelon Corp.	105,972,230
506,323	NextEra Energy, Inc.	120,677,024

		386,723,014

	Total Common Stocks (cost $6,082,740,136)	$8,693,367,971

SHORT-TERM INVESTMENTS - 3.7%
	Other Investment Pools & Funds - 3.6%
332,438,620	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(2)	$332,438,620

	Securities Lending Collateral - 0.1%
227,100	Citibank NA DDCA, 1.80%, 11/1/2019(2)	227,100
3,186,253	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	3,186,253
51,113	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	51,113
422,647	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	422,647
614,054	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	614,054
40,833	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	40,833

		4,542,000

	Total Short-Term Investments (cost $336,980,620)	$336,980,620

Total Investments (cost $6,419,720,756)	99.9%	$9,030,348,591
Other Assets and Liabilities	0.1%	12,970,860

Total Net Assets	100.0%	$9,043,319,451

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

51

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$43,285,812	$43,285,812	$—	$—
Banks	852,216,792	852,216,792	—	—
Capital Goods	622,426,906	622,426,906	—	—
Consumer Services	79,947,786	79,947,786	—	—
Diversified Financials	372,645,275	372,645,275	—	—
Energy	645,636,034	645,636,034	—	—
Food & Staples Retailing	179,793,589	179,793,589	—	—
Food, Beverage & Tobacco	311,734,460	311,734,460	—	—
Health Care Equipment & Services	537,290,663	537,290,663	—	—
Household & Personal Products	35,235,952	35,235,952	—	—
Insurance	572,000,324	572,000,324	—	—
Materials	338,720,583	338,720,583	—	—
Media & Entertainment	509,129,357	509,129,357	—	—
Pharmaceuticals, Biotechnology & Life Sciences	845,229,928	845,229,928	—	—
Real Estate	250,173,235	250,173,235	—	—
Retailing	338,868,105	338,868,105	—	—
Semiconductors & Semiconductor Equipment	225,888,927	225,888,927	—	—
Software & Services	562,588,476	562,588,476	—	—
Technology Hardware & Equipment	423,414,161	423,414,161	—	—
Telecommunication Services	390,865,630	390,865,630	—	—
Transportation	169,552,962	169,552,962	—	—
Utilities	386,723,014	386,723,014	—	—
Short-Term Investments	336,980,620	336,980,620	—	—

Total	$9,030,348,591	$9,030,348,591	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

52

The Hartford Equity Income Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Automobiles & Components - 0.6%
188,231	Cie Generale des Etablissements Michelin SCA	$22,918,478

	Banks - 12.8%
4,439,311	Bank of America Corp.	138,817,255
654,873	BB&T Corp.	34,741,013
1,433,202	JP Morgan Chase & Co.	179,035,594
323,366	M&T Bank Corp.	50,616,480
526,648	PNC Financial Services Group, Inc.	77,259,261
747,808	U.S. Bancorp	42,640,012

		523,109,615

	Capital Goods - 10.0%
4,338,782	BAE Systems plc	32,409,447
318,901	Caterpillar, Inc.	43,944,558
386,587	Deere & Co.	67,320,260
707,674	Eaton Corp. plc	61,645,482
245,545	Honeywell International, Inc.	42,412,988
125,354	Ingersoll-Rand plc	15,906,169
189,907	Lockheed Martin Corp.	71,534,169
153,363	Raytheon Co.	32,545,162
288,442	United Technologies Corp.	41,414,502

		409,132,737

	Diversified Financials - 0.5%
45,195	BlackRock, Inc.	20,866,532

	Energy - 8.6%
661,301	Chevron Corp.	76,803,498
1,135,747	Exxon Mobil Corp.	76,742,425
1,835,900	Kinder Morgan, Inc.	36,681,282
200,522	Phillips 66	23,424,980
2,653,033	Suncor Energy, Inc.	78,768,550
1,127,461	TC Energy Corp.	56,831,019

		349,251,754

	Food & Staples Retailing - 1.5%
380,152	Sysco Corp.	30,362,740
264,877	Walmart, Inc.	31,059,477

		61,422,217

	Food, Beverage & Tobacco - 6.2%
1,061,672	Archer-Daniels-Midland Co.	44,632,691
386,160	Coca-Cola Co.	21,018,689
924,898	Mondelez International, Inc. Class A	48,510,900
290,397	Nestle S.A.	31,067,052
280,428	PepsiCo., Inc.	38,466,309
851,314	Philip Morris International, Inc.	69,331,012

		253,026,653

	Health Care Equipment & Services - 6.0%
1,270,454	Koninklijke Philips N.V.	55,739,988
761,773	Medtronic plc	82,957,080
420,590	UnitedHealth Group, Inc.	106,283,093

		244,980,161

	Household & Personal Products - 1.9%
1,327,907	Unilever N.V.	78,665,211

	Insurance - 7.2%
687,494	American International Group, Inc.	36,409,682
270,212	Chubb Ltd.	41,185,713
380,127	Marsh & McLennan Cos., Inc.	39,388,760
1,544,557	MetLife, Inc.	72,269,822
509,359	Principal Financial Group, Inc.	27,189,584
643,996	Progressive Corp.	44,886,521
238,403	Travelers Cos., Inc.	31,245,097

		292,575,179

	Materials - 2.5%
379,921	Celanese Corp.	46,027,429

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Materials - 2.5% - (continued)
584,116	Dow, Inc.	$29,492,017
561,946	Nutrien Ltd.	26,855,399

		102,374,845

	Media & Entertainment - 2.7%
2,428,156	Comcast Corp. Class A	108,829,952

	Pharmaceuticals, Biotechnology & Life Sciences - 10.8%
957,176	AstraZeneca plc ADR	46,930,339
729,380	Bristol-Myers Squibb Co.	41,844,531
470,517	Eli Lilly & Co.	53,615,412
538,641	Johnson & Johnson	71,122,158
254,223	Merck & Co., Inc.	22,030,965
564,887	Novartis AG	49,357,113
2,607,040	Pfizer, Inc.	100,032,125
181,646	Roche Holding AG	54,667,417

		439,600,060

	Real Estate - 2.2%
637,842	Crown Castle International Corp. REIT	88,526,091

	Retailing - 2.6%
339,540	Home Depot, Inc.	79,649,293
233,073	Lowe’s Cos., Inc.	26,013,278

		105,662,571

	Semiconductors & Semiconductor Equipment - 4.8%
483,731	Analog Devices, Inc.	51,580,237
1,405,755	Intel Corp.	79,467,330
244,860	KLA Corp.	41,391,134
380,754	Maxim Integrated Products, Inc.	22,335,030

		194,773,731

	Technology Hardware & Equipment - 4.5%
2,328,909	Cisco Systems, Inc.	110,646,467
1,268,350	Corning, Inc.	37,581,210
420,552	TE Connectivity Ltd.	37,639,404

		185,867,081

	Telecommunication Services - 3.3%
474,495	BCE, Inc.	22,508,881
1,846,831	Verizon Communications, Inc.	111,677,871

		134,186,752

	Transportation - 1.4%
336,527	Union Pacific Corp.	55,681,757

	Utilities - 7.8%
518,064	American Electric Power Co., Inc.	48,900,061
711,980	Dominion Energy, Inc.	58,773,949
271,256	Duke Energy Corp.	25,568,591
577,436	Eversource Energy	48,354,491
178,911	Exelon Corp.	8,138,661
163,576	NextEra Energy, Inc.	38,986,704
370,861	Sempra Energy	53,593,123
753,093	UGI Corp.	35,899,943

		318,215,523

	Total Common Stocks (cost $3,101,471,619)	$3,989,666,900

The accompanying notes are an integral part of these financial statements.

53

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.1%
	Other Investment Pools & Funds - 2.1%
84,795,511	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(1)	$84,795,511

	Total Short-Term Investments (cost $84,795,511)	$84,795,511

Total Investments (cost $3,186,267,130)	100.0%	$4,074,462,411
Other Assets and Liabilities	0.0%	1,147,294

Total Net Assets	100.0%	$4,075,609,705

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$22,918,478	$—	$22,918,478	$—
Banks	523,109,615	523,109,615	—	—
Capital Goods	409,132,737	376,723,290	32,409,447	—
Diversified Financials	20,866,532	20,866,532	—	—
Energy	349,251,754	349,251,754	—	—
Food & Staples Retailing	61,422,217	61,422,217	—	—
Food, Beverage & Tobacco	253,026,653	221,959,601	31,067,052	—
Health Care Equipment & Services	244,980,161	189,240,173	55,739,988	—
Household & Personal Products	78,665,211	78,665,211	—	—
Insurance	292,575,179	292,575,179	—	—
Materials	102,374,845	102,374,845	—	—
Media & Entertainment	108,829,952	108,829,952	—	—
Pharmaceuticals, Biotechnology & Life Sciences	439,600,060	335,575,530	104,024,530	—
Real Estate	88,526,091	88,526,091	—	—
Retailing	105,662,571	105,662,571	—	—
Semiconductors & Semiconductor Equipment	194,773,731	194,773,731	—	—
Technology Hardware & Equipment	185,867,081	185,867,081	—	—
Telecommunication Services	134,186,752	134,186,752	—	—
Transportation	55,681,757	55,681,757	—	—
Utilities	318,215,523	318,215,523	—	—
Short-Term Investments	84,795,511	84,795,511	—	—

Total	$4,074,462,411	$3,828,302,916	$246,159,495	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

54

The Hartford Growth Opportunities Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Capital Goods - 5.4%
498,453	Dover Corp.	$51,784,282
607,813	Ingersoll-Rand plc	77,125,392
323,406	L3Harris Technologies, Inc.	66,721,892
278,754	Raytheon Co.	59,154,386

		254,785,952

	Commercial & Professional Services - 1.5%
634,250	Copart, Inc.*	52,414,420
63,425	Klarna Holding AB(1)(2)(3)	14,871,444
569,183	Landscape Acquisition Holdings Ltd.*	5,008,810

		72,294,674

	Consumer Durables & Apparel - 4.8%
1,435,454	Lennar Corp. Class A	85,553,058
1,348,856	Peloton Interactive, Inc. Class A*(4)	32,197,193
312,179	Roku, Inc.*	45,952,749
1,420,320	Under Armour, Inc. Class A*	29,329,608
1,858,721	Under Armour, Inc. Class C*	34,386,338

		227,418,946

	Consumer Services - 5.3%
4,858,252	DraftKings, Inc.(1)(2)(3)	15,400,659
607,211	Grand Canyon Education, Inc.*	55,839,124
663,851	Marriott Vacations Worldwide Corp.	72,977,140
709,476	Planet Fitness, Inc. Class A*	45,165,242
1,500,000	Target Hospitality Corp.*(4)	8,310,000
218,217	Vail Resorts, Inc.	50,707,084

		248,399,249

	Diversified Financials - 4.5%
984,589	American Express Co.	115,472,598
4,025,679	APi Group Corp.*(1)(2)	39,652,938
1,052,020	Blackstone Group, Inc. Class A	55,925,383

		211,050,919

	Food, Beverage & Tobacco - 3.1%
1,289,067	Lamb Weston Holdings, Inc.	100,598,789
786,901	Monster Beverage Corp.*	44,168,753

		144,767,542

	Health Care Equipment & Services - 8.9%
265,571	ABIOMED, Inc.*	55,127,228
249,157	DexCom, Inc.*	38,429,976
808,562	Haemonetics Corp.*	97,617,690
1,037,656	Insulet Corp.*	150,792,170
500,965	Penumbra, Inc.*	78,135,511

		420,102,575

	Media & Entertainment - 12.0%
852,439	Activision Blizzard, Inc.	47,762,157
381,049	Facebook, Inc. Class A*	73,028,041
1,247,687	Ocean Outdoor Ltd.*(4)(5)	9,638,382
5,210,008	Pinterest, Inc. Class A*	130,979,601
923,588	Spotify Technology S.A.*	133,273,749
993,627	TripAdvisor, Inc.*	40,142,531
1,009,746	Walt Disney Co.	131,186,200

		566,010,661

	Pharmaceuticals, Biotechnology & Life Sciences - 11.4%
236,736	Ascendis Pharma A/S ADR*	26,178,267
1,318,838	AstraZeneca plc ADR	64,662,627
110,878	Biogen, Inc.*	33,120,367
124,095	Bluebird Bio, Inc.*	10,051,695
2,660,639	Elanco Animal Health, Inc.*	71,890,466
357,257	Exact Sciences Corp.*	31,081,359
451,725	Galapagos N.V.*	83,170,157
39,452	Galapagos N.V. ADR*(4)	7,257,984
473,555	Ionis Pharmaceuticals, Inc.*	26,386,485

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 11.4% - (continued)
156,958	Sage Therapeutics, Inc.*	$21,291,353
283,448	Seattle Genetics, Inc.*	30,442,315
443,724	Thermo Fisher Scientific, Inc.	133,995,773

		539,528,848

	Real Estate - 0.1%
46,014	Crown Castle International Corp. REIT	6,386,283
29,564	We Co. Class A(1)(2)(3)	325,411

		6,711,694

	Retailing - 13.1%
207,348	Amazon.com, Inc.*	368,386,898
358,618	Burlington Stores, Inc.*	68,915,621
441,602	Five Below, Inc.*	55,248,826
1,373,152	Floor & Decor Holdings, Inc. Class A*	62,931,556
123,196	JAND, Inc. Class A(1)(2)(3)	1,879,971
448,468	Lowe’s Cos., Inc.	50,053,514
171,581	Tory Burch LLC*(1)(2)(3)	9,521,028

		616,937,414

	Semiconductors & Semiconductor Equipment - 4.1%
3,604,587	Advanced Micro Devices, Inc.*	122,303,637
2,840,331	Marvell Technology Group Ltd.	69,275,673

		191,579,310

	Software & Services - 19.1%
695,628	2U, Inc.*	12,469,132
250,700	DocuSign, Inc.*	16,593,833
204,164	Fair Isaac Corp.*	62,074,022
1,206,857	GoDaddy, Inc. Class A*	78,481,911
922,561	Guidewire Software, Inc.*	104,009,527
910,364	PayPal Holdings, Inc.*	94,768,892
454,512	ServiceNow, Inc.*	112,382,637
2,155,915	Slack Technologies, Inc. Class A*(4)	47,430,130
1,120,622	Splunk, Inc.*	134,429,815
260,377	Trade Desk, Inc. Class A*	52,283,702
918,433	Workday, Inc. Class A*	148,933,095
513,913	Zoom Video Communications, Inc. Class A*(4)	35,917,380

		899,774,076

	Technology Hardware & Equipment - 3.1%
867,534	Western Digital Corp.	44,808,131
424,281	Zebra Technologies Corp. Class A*	100,923,722

		145,731,853

	Transportation - 1.5%
466,576	Uber Technologies, Inc.*(4)	14,697,144
1,815,430	Uber Technologies, Inc.*(2)(3)	56,995,425

		71,692,569

	Total Common Stocks (cost $4,048,279,709)	$4,616,786,282

CONVERTIBLE PREFERRED STOCKS - 1.8%
	Commercial & Professional Services - 0.2%
470,535	Rubicon Global Holdings LLC Series C*(1)(2)(3)	$11,081,099

	Real Estate - 0.2%
404,267	WE Co. Series D1*(1)(2)(3)	5,893,000
317,638	WE Co. Series D2*(1)(2)(3)	4,630,204

		10,523,204

	Retailing - 0.8%
4,434,460	Coupang LLC*(1)(2)(3)	23,546,983
272,032	Honest Co., Inc. Series C(1)(2)(3)	8,816,557
275,096	JAND, Inc. Series D*(1)(2)(3)	4,239,229

		36,602,769

The accompanying notes are an integral part of these financial statements.

55

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 1.8% - (continued)
	Software & Services - 0.6%
5,668,755	Essence Group Holdings Corp. Series 3*(1)(2)(3)	$13,038,137
743,470	Lookout, Inc. Series F*(1)(2)(3)	5,256,333
1,078,374	MarkLogic Corp. Series F*(1)(2)(3)	10,492,579

		28,787,049

	Total Convertible Preferred Stocks (cost $75,631,055)	$86,994,121

ESCROWS - 0.0%(6)
	Capital Goods - 0.0%
4,106,956	Lithium Technology Corp.*(1)(2)(3)	$41,069

	Consumer Durables & Apparel - 0.0%
923,832	One Kings Lane, Inc.*(1)(2)(3)	147,813

	Software & Services - 0.0%
1,526,069	Birst, Inc.*(1)(2)(3)	79,356
566,228	Veracode, Inc.*(1)(2)(3)	308,028

		387,384

	Total Escrows (cost $—)	$576,266

WARRANTS - 0.0%
	Commercial & Professional Services - 0.0%
1,609,100	Landscape Acquisition Holdings Ltd. Expires 11/23/22*	$80,455

	Consumer Services - 0.0%
500,000	Target Hospitality Corp. Expires 3/15/24*	363,250

	Total Warrants (cost $691,556)	$443,705

	Total Long-Term Investments (cost $4,124,602,320)	$4,704,800,374

SHORT-TERM INVESTMENTS - 2.8%
	Other Investment Pools & Funds - 0.6%
25,547,988	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(7)	$25,547,988

	Securities Lending Collateral - 2.2%
5,214,168	Citibank NA DDCA, 1.80%, 11/1/2019(7)	5,214,168
73,155,693	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(7)	73,155,693
1,173,538	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(7)	1,173,538
9,703,893	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(7)	9,703,893
14,098,553	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(7)	14,098,553
937,508	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(7)	937,508

		104,283,353

	Total Short-Term Investments (cost $129,831,341)	$129,831,341

Total Investments (cost $4,254,433,661)	102.5%	$4,834,631,715
Other Assets and Liabilities	(2.5)%	(112,294,006)

Total Net Assets	100.0%	$4,722,337,709

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of these securities was $226,217,263, which represented 4.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $186,564,325 or 4.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2015	Birst, Inc.	1,526,069	$—	$79,356
11/2014	Coupang LLC Convertible Preferred	4,434,460	13,805,010	23,546,983
02/2014	DraftKings, Inc.	4,858,252	7,040,846	15,400,659
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	5,668,755	8,964,002	13,038,137
08/2014	Honest Co., Inc. Series C Convertible Preferred	272,032	7,360,452	8,816,557
04/2015	JAND, Inc. Class A	123,196	1,414,943	1,879,971
04/2015	JAND, Inc. Series D Convertible Preferred	275,096	3,159,560	4,239,229
08/2015	Klarna Holding AB	63,425	6,956,489	14,871,444
08/2013	Lithium Technology Corp.	4,106,956	—	41,069
07/2014	Lookout, Inc. Series F Convertible Preferred	743,470	8,492,732	5,256,333
04/2015	MarkLogic Corp. Series F Convertible Preferred	1,078,374	12,524,451	10,492,579
08/2014	One Kings Lane, Inc.	923,832	—	147,813
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	470,535	9,392,114	11,081,099
11/2013	Tory Burch LLC	171,581	13,447,917	9,521,028
06/2014	Uber Technologies, Inc.	1,815,430	28,162,857	56,995,425
08/2014	Veracode, Inc.	566,228	—	308,028
12/2014	We Co. Class A	29,564	492,275	325,411
12/2014	We Co. Series D1 Convertible Preferred	404,267	6,731,515	5,893,000
12/2014	We Co. Series D2 Convertible Preferred	317,638	5,289,041	4,630,204

			$133,234,204	$186,564,325

The accompanying notes are an integral part of these financial statements.

56

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(5)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of this security was $9,638,382, representing 0.2% of net assets.

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Capital Goods	$254,785,952	$254,785,952	$—	$—
Commercial & Professional Services	72,294,674	57,423,230	—	14,871,444
Consumer Durables & Apparel	227,418,946	227,418,946	—	—
Consumer Services	248,399,249	232,998,590	—	15,400,659
Diversified Financials	211,050,919	171,397,981	—	39,652,938
Food, Beverage & Tobacco	144,767,542	144,767,542	—	—
Health Care Equipment & Services	420,102,575	420,102,575	—	—
Media & Entertainment	566,010,661	566,010,661	—	—
Pharmaceuticals, Biotechnology & Life Sciences	539,528,848	456,358,691	83,170,157	—
Real Estate	6,711,694	6,386,283	—	325,411
Retailing	616,937,414	605,536,415	—	11,400,999
Semiconductors & Semiconductor Equipment	191,579,310	191,579,310	—	—
Software & Services	899,774,076	899,774,076	—	—
Technology Hardware & Equipment	145,731,853	145,731,853	—	—
Transportation	71,692,569	14,697,144	56,995,425	—
Convertible Preferred Stocks	86,994,121	—	—	86,994,121
Escrows	576,266	—	—	576,266
Warrants	443,705	443,705	—	—
Short-Term Investments	129,831,341	129,831,341	—	—

Total	$4,834,631,715	$4,525,244,295	$140,165,582	$169,221,838

(1)

For the year ended October 31, 2019, investments valued at $106,117,102 were transferred out of Level 3 due to the expiration of trading restrictions and to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. Investments valued at $30,297,400 were transferred into Level 3 due to the unavailability of active market pricing.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2019:

	Common Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$52,310,661	$206,721,740	$892,602	$259,925,003
Purchases	6,968,802	—	—	6,968,802
Sales	—	—	(330,953)	(330,953)
Total realized gain/(loss)	—	—	330,953	330,953
Net change in unrealized appreciation/(depreciation)	11,833,539	(33,369,468)	(316,336)	(21,852,265)
Transfers into Level 3	30,297,400	—	—	30,297,400
Transfers out of Level 3	(19,758,951)	(86,358,151)	—	(106,117,102)

Ending balance	$81,651,451	$86,994,121	$576,266	$169,221,838

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2019 was $(21,554,406).

The accompanying notes are an integral part of these financial statements.

57

The Hartford Healthcare Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1%
	Biotechnology - 23.0%
106,121	Aimmune Therapeutics, Inc.*	$2,952,286
715,633	Alkermes plc*	13,976,312
143,139	Alnylam Pharmaceuticals, Inc.*	12,415,877
133,112	Apellis Pharmaceuticals, Inc.*	3,912,162
155,548	Arena Pharmaceuticals, Inc.*	7,577,521
181,276	Assembly Biosciences, Inc.*	2,992,867
155,295	Audentes Therapeutics, Inc.*	4,177,435
135,359	Bluebird Bio, Inc.*	10,964,079
277,542	Coherus Biosciences, Inc.*	4,820,905
77,471	Cyclerion Therapeutics, Inc.*	185,156
590,424	Forty Seven, Inc.*	4,079,830
368,893	G1 Therapeutics, Inc.*	7,827,909
37,992	Galapagos N.V.*	6,994,965
59,160	Genmab A/S*	12,926,139
218,107	Genus plc	8,194,554
211,410	Global Blood Therapeutics, Inc.*	10,137,109
434,966	GlycoMimetics, Inc.*(1)	2,296,620
217,064	Heron Therapeutics, Inc.*	4,612,610
105,093	Incyte Corp.*	8,819,405
829,918	Ironwood Pharmaceuticals, Inc.*(1)	8,332,377
72,303	Madrigal Pharmaceuticals, Inc.*(1)	6,682,966
413,857	Medicines Co.*(1)	21,723,354
773,601	Momenta Pharmaceuticals, Inc.*	11,975,343
292,240	Myovant Sciences Ltd.*	1,595,630
96,725	ObsEva S.A.*	746,717
414,306	PhaseBio Pharmaceuticals, Inc.*(1)	1,702,798
525,961	Portola Pharmaceuticals, Inc.*	15,205,532
146,105	Radius Health, Inc.*	4,155,226
1,515,945	Rigel Pharmaceuticals, Inc.*	3,107,687
266,802	Seattle Genetics, Inc.*	28,654,535
578,601	Syndax Pharmaceuticals, Inc.*	3,888,199
88,063	Ultragenyx Pharmaceutical, Inc.*	3,534,849
190,604	UroGen Pharma Ltd.*(1)	4,313,369
181,047	Vertex Pharmaceuticals, Inc.*	35,391,068
255,204	Zai Lab Ltd. ADR*	8,623,343
87,928	Zealand Pharma A/S ADR*(1)	2,590,359

		292,087,093

	Health Care Distributors - 0.5%
1,794,000	Sinopharm Group Co., Ltd. Class H	6,424,759

	Health Care Equipment - 23.8%
747,164	Abbott Laboratories	62,470,382
242,099	AtriCure, Inc.*	6,437,413
232,462	Baxter International, Inc.	17,829,835
2,700	Becton Dickinson and Co.	691,200
1,047,630	Boston Scientific Corp.*	43,686,171
265,706	Danaher Corp.	36,619,601
108,519	Edwards Lifesciences Corp.*	25,868,759
61,185	Hill-Rom Holdings, Inc.	6,405,458
90,991	iRhythm Technologies, Inc.*	6,080,019
524,819	Medtronic plc	57,152,789
197,222	NuVasive, Inc.*	13,912,040
377,207	Smith & Nephew plc	8,097,280
123,458	Zimmer Biomet Holdings, Inc.	17,065,599

		302,316,546

	Health Care Facilities - 4.6%
325,497	Acadia Healthcare Co., Inc.*	9,761,655
199,725	Encompass Health Corp.	12,786,395
199,967	HCA Healthcare, Inc.	26,703,593
329,604	NMC Health plc(1)	9,343,173

		58,594,816

	Health Care Services - 0.5%
50,380	Amedisys, Inc.*	6,474,838

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1% - (continued)
	Health Care Supplies - 0.5%
20,046	Alcon, Inc.*	$1,185,483
195,200	Asahi Intecc Co., Ltd.	5,371,004

		6,556,487

	Health Care Technology - 1.5%
6,100	Health Catalyst, Inc.	196,176
338,264	HMS Holdings Corp.*	11,057,850
10,400	Phreesia, Inc.*(1)	308,152
99,671	Teladoc Health, Inc.*(1)	7,634,799

		19,196,977

	Life Sciences Tools & Services - 6.1%
38,240	Bio-Techne Corp.	7,960,421
46,463	ICON plc*	6,825,415
28,453	Tecan Group AG	6,731,388
160,148	Thermo Fisher Scientific, Inc.	48,361,493
596,245	WuXi AppTec Co., Ltd. Class H(2)	7,188,758

		77,067,475

	Managed Health Care - 10.7%
175,839	Anthem, Inc.	47,314,758
65,994	Humana, Inc.	19,415,435
44,980	Molina Healthcare, Inc.*	5,291,447
277,200	Progyny, Inc.*	4,554,396
154,631	UnitedHealth Group, Inc.	39,075,254
67,548	WellCare Health Plans, Inc.*	20,034,737

		135,686,027

	Pharmaceuticals - 26.9%
567,781	Amneal Pharmaceuticals, Inc.*	1,748,766
801,191	AstraZeneca plc ADR	39,282,395
1,010,607	Bristol-Myers Squibb Co.	57,978,524
96,330	Chugai Pharmaceutical Co., Ltd.	8,106,725
205,075	Daiichi Sankyo Co., Ltd.	13,484,458
212,175	Dermira, Inc.*	1,419,451
237,795	Eisai Co., Ltd.	17,213,739
168,864	Elanco Animal Health, Inc.*	4,562,705
391,786	Eli Lilly & Co.	44,644,015
53,156	Hikma Pharmaceuticals plc	1,384,330
108,050	Hutchison China MediTech Ltd. ADR*	2,042,145
166,643	Laboratorios Farmaceuticos Rovi S.A.	4,107,437
906,244	MediWound Ltd.*	2,655,295
630,709	Mylan N.V.*	12,078,077
163,537	MyoKardia, Inc.*	9,375,576
95,941	Novartis AG	8,382,864
287,605	Odonate Therapeutics, Inc.*	9,134,335
306,845	Ono Pharmaceutical Co., Ltd.	5,779,995
1,580,958	Pfizer, Inc.	60,661,358
291,906	Revance Therapeutics, Inc.*	4,571,248
137,400	Satsuma Pharmaceuticals, Inc.*	1,618,572
82,970	Takeda Pharmaceutical Co., Ltd.	2,997,959
379,240	Teva Pharmaceutical Industries Ltd. ADR*	3,090,806
200,600	Theravance Biopharma, Inc.*	3,233,672
237,642	Tricida, Inc.*	8,890,187
119,748	UCB S.A.	9,651,546
168,125	WaVe Life Sciences Ltd.*(1)	4,251,881

		342,348,061

	Total Common Stocks (cost $1,036,078,114)	$1,246,753,079

The accompanying notes are an integral part of these financial statements.

58

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
RIGHTS - 0.0%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
66,213	Clementia Pharmaceuticals, Inc.(3)(4)	$89,387

	Total Rights (cost $89,387)	$89,387

	Total Long-Term Investments (cost $1,036,167,501)	$1,246,842,466

SHORT-TERM INVESTMENTS - 4.9%
	Other Investment Pools & Funds - 2.2%
28,067,686	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(5)	$28,067,686

	Securities Lending Collateral - 2.7%
1,712,118	Citibank NA DDCA, 1.80%, 11/1/2019(5)	1,712,118
24,021,323	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(5)	24,021,323
385,342	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(5)	385,342
3,186,360	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(5)	3,186,360
4,629,385	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(5)	4,629,385
307,839	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(5)	307,839

		34,242,367

	Total Short-Term Investments (cost $62,310,053)	$62,310,053

Total Investments (cost $1,098,477,554)	103.0%	$1,309,152,519
Other Assets and Liabilities	(3.0)%	(37,651,244)

Total Net Assets	100.0%	$1,271,501,275

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of this security was $7,188,758, representing 0.6% of net assets.

(3)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of this security was $89,387, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Investment valued using significant unobservable inputs.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

59

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$292,087,093	$263,971,435	$28,115,658	$—
Health Care Distributors	6,424,759	—	6,424,759	—
Health Care Equipment	302,316,546	294,219,266	8,097,280	—
Health Care Facilities	58,594,816	49,251,643	9,343,173	—
Health Care Services	6,474,838	6,474,838	—	—
Health Care Supplies	6,556,487	—	6,556,487	—
Health Care Technology	19,196,977	19,196,977	—	—
Life Sciences Tools & Services	77,067,475	63,147,329	13,920,146	—
Managed Health Care	135,686,027	135,686,027	—	—
Pharmaceuticals	342,348,061	275,346,445	67,001,616	—
Rights	89,387	—	—	89,387
Short-Term Investments	62,310,053	62,310,053	—	—

Total	$1,309,152,519	$1,169,604,013	$139,459,119	$89,387

(1)	For the year ended October 31, 2019 there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

60

The Hartford MidCap Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0%
	Banks - 5.4%
1,443,849	Cullen/Frost Bankers, Inc.	$130,061,918
219,543	First Citizens BancShares, Inc. Class A	107,997,592
1,582,781	First Republic Bank	168,344,587
887,524	M&T Bank Corp.	138,924,132
1,872,697	Prosperity Bancshares, Inc.	129,253,547
1,049,260	South State Corp.	82,744,644

		757,326,420

	Capital Goods - 9.7%
2,666,161	Axon Enterprise, Inc.*	136,320,812
4,063,985	Fastenal Co.	146,059,621
5,091,354	Gardner Denver Holdings, Inc.*	162,057,798
989,328	HEICO Corp. Class A	94,253,279
1,464,897	IDEX Corp.	227,835,430
905,878	Lennox International, Inc.	224,077,982
1,571,560	Lincoln Electric Holdings, Inc.	140,764,629
1,615,215	PACCAR, Inc.	122,853,253
567,554	Watsco, Inc.(1)	100,059,770

		1,354,282,574

	Commercial & Professional Services - 6.3%
392,025	Cintas Corp.	105,325,357
229,060	CoStar Group, Inc.*	125,873,051
2,927,669	Healthcare Services Group, Inc.(1)	71,318,017
3,238,775	IAA, Inc.*	123,559,266
5,129,433	KAR Auction Services, Inc.	127,517,704
2,567,872	TransUnion	212,157,585
1,171,427	Waste Connections, Inc.	108,239,855

		873,990,835

	Consumer Durables & Apparel - 6.2%
1,673,152	Carter’s, Inc.	167,716,756
66,925	NVR, Inc.*	243,378,786
1,443,847	PVH Corp.	125,845,705
825,621	Roku, Inc.*	121,531,411
4,701,159	Under Armour, Inc. Class C*	86,971,441
3,339,419	YETI Holdings, Inc.*(1)	111,236,047

		856,680,146

	Consumer Services - 3.1%
2,378,648	Choice Hotels International, Inc.	210,462,775
4,743,176	Service Corp. International	215,719,645

		426,182,420

	Diversified Financials - 2.8%
332,604	Credit Acceptance Corp.*	145,617,357
430,368	FactSet Research Systems, Inc.	109,106,896
1,345,006	Northern Trust Corp.	134,070,198

		388,794,451

	Energy - 0.7%
570,301	Diamondback Energy, Inc.	48,909,014
4,657,505	WPX Energy, Inc.*	46,481,900

		95,390,914

	Health Care Equipment & Services - 10.3%
1,115,696	Encompass Health Corp.	71,426,858
1,620,661	Hill-Rom Holdings, Inc.	169,667,000
2,914,536	Integra LifeSciences Holdings Corp.*	169,217,960
1,135,796	Masimo Corp.*	165,587,699
2,722,899	NuVasive, Inc.*	192,073,295
959,926	STERIS plc	135,896,724
611,936	Teleflex, Inc.	212,592,686
1,437,169	Varian Medical Systems, Inc.*	173,624,387
999,621	Veeva Systems, Inc. Class A*	141,776,246

		1,431,862,855

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0% - (continued)
	Insurance - 5.1%
152,809	Alleghany Corp.*	$118,929,716
2,471,896	Fidelity National Financial, Inc.	113,311,713
206,520	Markel Corp.*	241,834,920
115,324	White Mountains Insurance Group Ltd.	123,512,004
1,675,479	WR Berkley Corp.	117,115,982

		714,704,335

	Materials - 3.0%
3,123,676	Ball Corp.	218,563,610
1,205,911	Packaging Corp. of America	131,999,018
2,197,376	Silgan Holdings, Inc.	67,613,259

		418,175,887

	Media & Entertainment - 2.5%
105,587	Cable One, Inc.	139,941,842
2,836,754	Cargurus, Inc.*(1)	95,286,567
2,884,880	TripAdvisor, Inc.*	116,549,152

		351,777,561

	Pharmaceuticals, Biotechnology & Life Sciences - 8.7%
2,475,091	Aerie Pharmaceuticals, Inc.*(1)	54,922,269
1,604,393	Alnylam Pharmaceuticals, Inc.*	139,165,049
843,818	Bio-Techne Corp.	175,657,593
1,256,397	Bluebird Bio, Inc.*(1)	101,768,157
2,598,318	Ionis Pharmaceuticals, Inc.*	144,778,279
157,828	Mettler-Toledo International, Inc.*	111,259,270
1,690,901	PRA Health Sciences, Inc.*	165,217,937
276,656	Reata Pharmaceuticals, Inc. Class A*	57,013,269
1,214,666	Repligen Corp.*	96,553,800
99,972	Sage Therapeutics, Inc.*	13,561,202
1,340,610	Seattle Genetics, Inc.*	143,981,514

		1,203,878,339

	Real Estate - 2.1%
2,406,674	Douglas Emmett, Inc. REIT	104,257,118
3,365,496	Equity Commonwealth REIT	108,301,661
4,514,452	Redfin Corp.*(1)	78,506,320

		291,065,099

	Retailing - 2.2%
1,477,508	CarMax, Inc.*	137,659,420
1,513,479	Etsy, Inc.*	67,334,681
1,244,406	GrubHub, Inc.*(1)	42,384,468
803,742	Wayfair, Inc. Class A*(1)	66,091,705

		313,470,274

	Semiconductors & Semiconductor Equipment - 3.4%
1,666,284	MKS Instruments, Inc.	180,325,254
998,678	Monolithic Power Systems, Inc.	149,721,806
1,367,670	Silicon Laboratories, Inc.*	145,301,261

		475,348,321

	Software & Services - 16.3%
1,557,394	Akamai Technologies, Inc.*	134,714,581
938,767	Aspen Technology, Inc.*	108,061,469
2,744,548	Black Knight, Inc.*	176,199,982
2,104,468	Blackbaud, Inc.	176,670,089
708,218	EPAM Systems, Inc.*	124,618,039
582,810	Fair Isaac Corp.*	177,197,552
8,811,130	Genpact Ltd.	345,131,962
1,651,774	Guidewire Software, Inc.*	186,221,001
1,689,969	PTC, Inc.*	113,075,826
1,051,494	Q2 Holdings, Inc.*	75,171,306
5,770,022	Teradata Corp.*	172,696,758
872,192	VeriSign, Inc.*	165,733,924
1,675,250	WEX, Inc.*	316,923,795

		2,272,416,284

The accompanying notes are an integral part of these financial statements.

61

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0% - (continued)
	Technology Hardware & Equipment - 7.8%
1,103,373	CDW Corp.	$141,132,440
889,101	Coherent, Inc.*	132,404,921
6,694,507	CommScope Holding Co., Inc.*	74,978,478
1,208,789	F5 Networks, Inc.*	174,162,319
4,600,939	II-VI, Inc.*	152,521,128
1,083,658	Keysight Technologies, Inc.*	109,351,929
2,491,139	Lumentum Holdings, Inc.*	156,094,770
3,372,823	National Instruments Corp.	139,601,144

		1,080,247,129

	Transportation - 1.9%
343,767	AMERCO	139,239,386
1,137,013	Genesee & Wyoming, Inc. Class A*	126,242,553

		265,481,939

	Utilities - 2.5%
1,034,276	Black Hills Corp.	81,531,977
2,073,105	NiSource, Inc.	58,129,864
4,259,581	UGI Corp.	203,054,227

		342,716,068

	Total Common Stocks (cost $11,330,605,067)	$13,913,791,851

SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 0.0%
4,322,079	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(2)	$4,322,079

	Securities Lending Collateral - 1.2%
8,203,282	Citibank NA DDCA, 1.80%, 11/1/2019(2)	8,203,282
115,093,489	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	115,093,489
1,846,290	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	1,846,290
15,266,822	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	15,266,822
22,180,798	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	22,180,798
1,474,950	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	1,474,950

		164,065,631

	Total Short-Term Investments (cost $168,387,710)	$168,387,710

Total Investments (cost $11,498,992,777)	101.2%	$14,082,179,561
Other Assets and Liabilities	(1.2)%	(170,713,778)

Total Net Assets	100.0%	$13,911,465,783

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

62

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$757,326,420	$757,326,420	$—	$—
Capital Goods	1,354,282,574	1,354,282,574	—	—
Commercial & Professional Services	873,990,835	873,990,835	—	—
Consumer Durables & Apparel	856,680,146	856,680,146	—	—
Consumer Services	426,182,420	426,182,420	—	—
Diversified Financials	388,794,451	388,794,451	—	—
Energy	95,390,914	95,390,914	—	—
Health Care Equipment & Services	1,431,862,855	1,431,862,855	—	—
Insurance	714,704,335	714,704,335	—	—
Materials	418,175,887	418,175,887	—	—
Media & Entertainment	351,777,561	351,777,561	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,203,878,339	1,203,878,339	—	—
Real Estate	291,065,099	291,065,099	—	—
Retailing	313,470,274	313,470,274	—	—
Semiconductors & Semiconductor Equipment	475,348,321	475,348,321	—	—
Software & Services	2,272,416,284	2,272,416,284	—	—
Technology Hardware & Equipment	1,080,247,129	1,080,247,129	—	—
Transportation	265,481,939	265,481,939	—	—
Utilities	342,716,068	342,716,068	—	—
Short-Term Investments	168,387,710	168,387,710	—	—

Total	$14,082,179,561	$14,082,179,561	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

63

The Hartford MidCap Value Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9%
	Banks - 9.3%
138,056	Comerica, Inc.	$9,031,623
91,094	IBERIABANK Corp.	6,685,389
71,305	M&T Bank Corp.	11,161,372
432,964	Sterling Bancorp	8,507,742
242,120	Synovus Financial Corp.	8,200,604
178,178	Western Alliance Bancorp	8,789,521
280,668	Zions Bancorp NA	13,603,978

		65,980,229

	Capital Goods - 9.8%
94,771	EnerSys	6,336,389
197,494	Fortune Brands Home & Security, Inc.	11,859,515
292,342	Gardner Denver Holdings, Inc.*	9,305,246
19,677	Hubbell, Inc.	2,788,231
305,621	JELD-WEN Holding, Inc.*	5,223,063
61,229	L3Harris Technologies, Inc.	12,632,155
87,368	Moog, Inc. Class A	7,313,575
123,748	Sensata Technologies Holding plc*	6,334,660
104,651	Wabtec Corp.	7,259,640

		69,052,474

	Commercial & Professional Services - 1.4%
122,853	Clean Harbors, Inc.*	10,130,458

	Consumer Durables & Apparel - 3.0%
189,656	Lennar Corp. Class A	11,303,497
239,959	Steven Madden Ltd.	9,881,512

		21,185,009

	Consumer Services - 0.8%
114,587	Norwegian Cruise Line Holdings Ltd.*	5,816,436

	Diversified Financials - 1.1%
926,046	SLM Corp.	7,815,828

	Energy - 5.7%
200,681	Delek U.S. Holdings, Inc.	8,017,206
134,934	Diamondback Energy, Inc.	11,571,940
1,415,292	Encana Corp.	5,562,097
545,683	Noble Energy, Inc.	10,509,855
192,286	Viper Energy Partners L.P.	4,628,324

		40,289,422

	Food & Staples Retailing - 1.4%
245,262	US Foods Holding Corp.*	9,729,544

	Food, Beverage & Tobacco - 0.9%
60,004	Post Holdings, Inc.*	6,174,412

	Health Care Equipment & Services - 6.9%
163,409	Acadia Healthcare Co., Inc.*	4,900,636
201,580	Centene Corp.*	10,699,866
156,967	Encompass Health Corp.	10,049,027
91,960	Hill-Rom Holdings, Inc.	9,627,292
21,571	STERIS plc	3,053,807
76,928	Zimmer Biomet Holdings, Inc.	10,633,758

		48,964,386

	Insurance - 9.8%
122,157	Arthur J Gallagher & Co.	11,143,162
92,263	Assurant, Inc.	11,631,596
555,038	CNO Financial Group, Inc.	8,686,345
75,484	Hanover Insurance Group, Inc.	9,941,998
110,672	Kemper Corp.	7,955,103
793,195	Lancashire Holdings Ltd.	7,324,539
74,958	Reinsurance Group of America, Inc.	12,178,426

		68,861,169

	Materials - 9.3%
218,313	Buzzi Unicem S.p.A.	5,267,591
163,917	Cabot Corp.	7,145,142

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Materials - 9.3% - (continued)
142,122	Carpenter Technology Corp.	$6,966,820
115,250	Celanese Corp.	13,962,538
129,554	Crown Holdings, Inc.*	9,436,713
149,336	FMC Corp.	13,664,244
81,351	Reliance Steel & Aluminum Co.	9,439,970

		65,883,018

	Media & Entertainment - 2.9%
231,941	Cinemark Holdings, Inc.	8,489,040
73,044	Electronic Arts, Inc.*	7,041,442
346,499	TEGNA, Inc.	5,207,880

		20,738,362

	Real Estate - 12.8%
67,395	Boston Properties, Inc. REIT	9,246,594
382,149	Brixmor Property Group, Inc. REIT	8,414,921
321,008	Corporate Office Properties Trust REIT	9,514,677
61,384	Equity LifeStyle Properties, Inc. REIT	4,293,197
199,563	First Industrial Realty Trust, Inc. REIT	8,403,598
246,087	Gaming and Leisure Properties, Inc. REIT	9,932,071
237,157	Highwoods Properties, Inc. REIT	11,098,948
85,901	Life Storage, Inc. REIT	9,356,337
178,701	Park Hotels & Resorts, Inc. REIT	4,154,798
414,849	Physicians Realty Trust REIT	7,745,231
194,528	STORE Capital Corp. REIT	7,878,384

		90,038,756

	Retailing - 1.3%
65,168	Expedia Group, Inc.	8,905,859

	Semiconductors & Semiconductor Equipment - 4.0%
39,750	KLA Corp.	6,719,340
30,584	Lam Research Corp.	8,289,488
78,222	MKS Instruments, Inc.	8,465,185
111,407	Silicon Motion Technology Corp. ADR	4,684,664

		28,158,677

	Software & Services - 3.2%
127,729	Amdocs Ltd.	8,327,931
97,804	Leidos Holdings, Inc.	8,433,639
105,934	SS&C Technologies Holdings, Inc.	5,509,627

		22,271,197

	Technology Hardware & Equipment - 4.1%
64,664	Arrow Electronics, Inc.*	5,126,562
46,963	Coherent, Inc.*	6,993,730
91,918	Itron, Inc.*	7,009,666
156,609	Lumentum Holdings, Inc.*	9,813,120

		28,943,078

	Telecommunication Services - 1.0%
151,966	Millicom International Cellular S.A.	6,927,845

	Transportation - 0.9%
319,577	JetBlue Airways Corp.*	6,167,836

	Utilities - 6.3%
215,672	Alliant Energy Corp.	11,503,944
102,586	Evergy, Inc.	6,556,271
82,662	Sempra Energy	11,945,486
308,347	UGI Corp.	14,698,902

		44,704,603

	Total Common Stocks (cost $608,040,618)	$676,738,598

The accompanying notes are an integral part of these financial statements.

64

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.9%
	Other Investment Pools & Funds - 3.9%
27,783,430	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(1)	$27,783,430

	Total Short-Term Investments (cost $27,783,430)	$27,783,430

Total Investments (cost $635,824,048)	99.8%	$704,522,028
Other Assets and Liabilities	0.2%	1,238,109

Total Net Assets	100.0%	$705,760,137

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$65,980,229	$65,980,229	$—	$—
Capital Goods	69,052,474	69,052,474	—	—
Commercial & Professional Services	10,130,458	10,130,458	—	—
Consumer Durables & Apparel	21,185,009	21,185,009	—	—
Consumer Services	5,816,436	5,816,436	—	—
Diversified Financials	7,815,828	7,815,828	—	—
Energy	40,289,422	40,289,422	—	—
Food & Staples Retailing	9,729,544	9,729,544	—	—
Food, Beverage & Tobacco	6,174,412	6,174,412	—	—
Health Care Equipment & Services	48,964,386	48,964,386	—	—
Insurance	68,861,169	61,536,630	7,324,539	—
Materials	65,883,018	60,615,427	5,267,591	—
Media & Entertainment	20,738,362	20,738,362	—	—
Real Estate	90,038,756	90,038,756	—	—
Retailing	8,905,859	8,905,859	—	—
Semiconductors & Semiconductor Equipment	28,158,677	28,158,677	—	—
Software & Services	22,271,197	22,271,197	—	—
Technology Hardware & Equipment	28,943,078	28,943,078	—	—
Telecommunication Services	6,927,845	—	6,927,845	—
Transportation	6,167,836	6,167,836	—	—
Utilities	44,704,603	44,704,603	—	—
Short-Term Investments	27,783,430	27,783,430	—	—

Total	$704,522,028	$685,002,053	$19,519,975	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

65

Hartford Quality Value Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8%
	Banks - 14.8%
284,017	Bank of America Corp.	$8,881,212
35,864	Bank of Nova Scotia	2,056,083
66,992	Citigroup, Inc.	4,814,045
79,369	JP Morgan Chase & Co.	9,914,775
12,961	M&T Bank Corp.	2,028,785
21,035	PNC Financial Services Group, Inc.	3,085,835

		30,780,735

	Capital Goods - 9.1%
17,413	Deere & Co.	3,032,300
37,418	Eaton Corp. plc	3,259,482
5,015	General Dynamics Corp.	886,652
17,508	Honeywell International, Inc.	3,024,157
58,994	Johnson Controls International plc	2,556,210
5,833	Lockheed Martin Corp.	2,197,174
27,471	United Technologies Corp.	3,944,286

		18,900,261

	Commercial & Professional Services - 0.8%
14,385	Waste Management, Inc.	1,614,141

	Energy - 8.4%
42,231	Chevron Corp.	4,904,708
26,833	EOG Resources, Inc.	1,859,795
53,590	Exxon Mobil Corp.	3,621,076
89,682	Halliburton Co.	1,726,379
19,077	Marathon Petroleum Corp.	1,219,974
66,089	Suncor Energy, Inc.	1,962,182
42,969	Total S.A. ADR	2,261,459

		17,555,573

	Food & Staples Retailing - 1.2%
99,368	Kroger Co.	2,448,428

	Food, Beverage & Tobacco - 7.3%
50,901	Altria Group, Inc.	2,279,856
44,326	General Mills, Inc.	2,254,420
37,265	Kellogg Co.	2,367,446
39,376	Mondelez International, Inc. Class A	2,065,271
21,933	Nestle S.A. ADR	2,350,340
47,184	Philip Morris International, Inc.	3,842,665

		15,159,998

	Health Care Equipment & Services - 5.8%
20,055	Hill-Rom Holdings, Inc.	2,099,558
43,330	Koninklijke Philips N.V. ADR	1,902,187
44,883	Medtronic plc	4,887,759
12,749	UnitedHealth Group, Inc.	3,221,672

		12,111,176

	Insurance - 7.1%
55,892	American International Group, Inc.	2,960,040
23,968	Chubb Ltd.	3,653,203
28,733	Marsh & McLennan Cos., Inc.	2,977,313
44,036	Principal Financial Group, Inc.	2,350,642
30,632	Prudential Financial, Inc.	2,791,801

		14,732,999

	Materials - 2.9%
8,508	Celanese Corp.	1,030,744
25,552	FMC Corp.	2,338,008
21,483	PPG Industries, Inc.	2,687,953

		6,056,705

	Media & Entertainment - 2.2%
102,589	Comcast Corp. Class A	4,598,039

	Pharmaceuticals, Biotechnology & Life Sciences - 7.5%
7,170	Allergan plc	1,262,709
68,925	AstraZeneca plc ADR	3,379,393

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 7.5% - (continued)
43,924	Merck & Co., Inc.	$3,806,454
24,669	Novartis AG ADR	2,157,057
134,092	Pfizer, Inc.	5,145,110

		15,750,723

	Real Estate - 3.7%
9,472	American Tower Corp. REIT	2,065,654
64,417	Corporate Office Properties Trust REIT	1,909,320
101,352	Host Hotels & Resorts, Inc. REIT	1,661,159
9,049	Public Storage REIT	2,016,660

		7,652,793

	Retailing - 4.5%
571,800	Allstar Co.(1)(2)(3)	131,514
21,561	Expedia Group, Inc.	2,946,526
30,656	Lowe’s Cos., Inc.	3,421,516
27,207	Target Corp.	2,908,701

		9,408,257

	Semiconductors & Semiconductor Equipment - 5.3%
101,677	Intel Corp.	5,747,801
17,951	KLA Corp.	3,034,437
29,724	QUALCOMM, Inc.	2,390,998

		11,173,236

	Software & Services - 3.6%
12,628	Accenture plc Class A	2,341,484
21,256	International Business Machines Corp.	2,842,565
16,347	Microsoft Corp.	2,343,669

		7,527,718

	Technology Hardware & Equipment - 2.7%
5,609	Apple, Inc.	1,395,295
43,277	Cisco Systems, Inc.	2,056,090
13,187	Motorola Solutions, Inc.	2,193,262

		5,644,647

	Telecommunication Services - 3.6%
123,634	Verizon Communications, Inc.	7,476,148

	Transportation - 1.4%
19,233	Delta Air Lines, Inc.	1,059,354
17,033	United Parcel Service, Inc. Class B	1,961,690

		3,021,044

	Utilities - 5.9%
49,849	Alliant Energy Corp.	2,658,946
46,127	Avangrid, Inc.	2,308,656
29,121	Dominion Energy, Inc.	2,403,939
30,347	Eversource Energy	2,541,258
50,356	UGI Corp.	2,400,470

		12,313,269

	Total Common Stocks (cost $182,669,386)	$203,925,890

SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 2.2%
4,644,024	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(4)	$4,644,024

	Total Short-Term Investments (cost $4,644,024)	$4,644,024

Total Investments (cost $187,313,410)	100.0%	$208,569,914
Other Assets and Liabilities	0.0%	10,463

Total Net Assets	100.0%	$208,580,377

The accompanying notes are an integral part of these financial statements.

66

Hartford Quality Value Fund

Schedule of Investments – (continued)

October 31, 2019

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Investment valued using significant unobservable inputs.

(2)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of this security was $131,514, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $131,514 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	571,800	$248,744	$131,514

(4)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$30,780,735	$30,780,735	$—	$—
Capital Goods	18,900,261	18,900,261	—	—
Commercial & Professional Services	1,614,141	1,614,141	—	—
Energy	17,555,573	17,555,573	—	—
Food & Staples Retailing	2,448,428	2,448,428	—	—
Food, Beverage & Tobacco	15,159,998	15,159,998	—	—
Health Care Equipment & Services	12,111,176	12,111,176	—	—
Insurance	14,732,999	14,732,999	—	—
Materials	6,056,705	6,056,705	—	—
Media & Entertainment	4,598,039	4,598,039	—	—
Pharmaceuticals, Biotechnology & Life Sciences	15,750,723	15,750,723	—	—
Real Estate	7,652,793	7,652,793	—	—
Retailing	9,408,257	9,276,743	—	131,514
Semiconductors & Semiconductor Equipment	11,173,236	11,173,236	—	—
Software & Services	7,527,718	7,527,718	—	—
Technology Hardware & Equipment	5,644,647	5,644,647	—	—
Telecommunication Services	7,476,148	7,476,148	—	—
Transportation	3,021,044	3,021,044	—	—
Utilities	12,313,269	12,313,269	—	—
Short-Term Investments	4,644,024	4,644,024	—	—

Total	$208,569,914	$208,438,400	$—	$131,514

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

67

The Hartford Small Cap Growth Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8%
	Automobiles & Components - 1.2%
117,387	Thor Industries, Inc.	$7,425,902
54,717	Visteon Corp.*	5,089,775

		12,515,677

	Banks - 4.6%
186,714	First Busey Corp.	4,923,648
234,885	First Hawaiian, Inc.	6,419,407
97,792	IBERIABANK Corp.	7,176,955
714,954	MGIC Investment Corp.	9,802,019
196,188	Seacoast Banking Corp. of Florida*	5,493,264
392,356	Sterling Bancorp	7,709,796
178,436	Triumph Bancorp, Inc.*	5,790,248

		47,315,337

	Capital Goods - 12.9%
218,439	Aerojet Rocketdyne Holdings, Inc.*	9,443,118
226,981	Altra Industrial Motion Corp.	6,991,015
61,507	American Woodmark Corp.*	6,099,034
156,218	Applied Industrial Technologies, Inc.	9,348,085
58,268	Armstrong World Industries, Inc.	5,449,806
96,105	Axon Enterprise, Inc.*	4,913,849
120,544	AZZ, Inc.	4,675,902
63,868	Curtiss-Wright Corp.	8,638,147
109,763	EnerSys	7,338,754
118,272	Generac Holdings, Inc.*	11,422,710
156,779	ITT, Inc.	9,320,511
73,797	JELD-WEN Holding, Inc.*	1,261,191
112,281	John Bean Technologies Corp.	11,539,118
84,800	Mercury Systems, Inc.*	6,246,368
155,455	Patrick Industries, Inc.*	7,681,032
247,419	Rexnord Corp.*	6,999,483
163,666	SPX Corp.*	7,453,350
135,523	SPX FLOW, Inc.*	6,136,481

		130,957,954

	Commercial & Professional Services - 5.3%
177,669	ASGN, Inc.*	11,297,972
109,003	Clean Harbors, Inc.*	8,988,387
150,352	Exponent, Inc.	9,551,863
78,327	Huron Consulting Group, Inc.*	5,180,548
86,691	Insperity, Inc.	9,157,170
77,005	MSA Safety, Inc.	9,245,990

		53,421,930

	Consumer Durables & Apparel - 6.6%
552,951	American Outdoor Brands Corp.*	3,914,893
86,661	Carter’s, Inc.	8,686,899
121,278	Oxford Industries, Inc.	8,351,203
318,292	Steven Madden Ltd.	13,107,265
127,012	TopBuild Corp.*	13,200,357
407,157	Wolverine World Wide, Inc.	12,084,420
225,959	YETI Holdings, Inc.*(1)	7,526,694

		66,871,731

	Consumer Services - 2.3%
81,750	Dunkin’ Brands Group, Inc.	6,427,185
76,663	Marriott Vacations Worldwide Corp.	8,427,563
106,223	Wingstop, Inc.	8,862,185

		23,716,933

	Diversified Financials - 2.4%
224,909	Blucora, Inc.*	4,864,781
92,931	Evercore, Inc. Class A	6,843,439
151,064	OneMain Holdings, Inc.	6,042,560
824,525	SLM Corp.	6,958,991

		24,709,771

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Energy - 0.7%
738,756	Kosmos Energy Ltd.	$4,580,287
119,510	PDC Energy, Inc.*	2,384,225

		6,964,512

	Food & Staples Retailing - 1.5%
23,948	Casey’s General Stores, Inc.	4,090,558
266,966	Performance Food Group Co.*	11,375,421

		15,465,979

	Food, Beverage & Tobacco - 2.2%
170,782	B&G Foods, Inc.(1)	2,655,660
136,600	Freshpet, Inc.*	7,138,716
580,535	Hostess Brands, Inc.*	7,419,237
47,654	Post Holdings, Inc.*	4,903,597

		22,117,210

	Health Care Equipment & Services - 12.9%
56,655	Addus HomeCare Corp.*	4,770,918
209,493	AtriCure, Inc.*	5,570,419
138,160	Cardiovascular Systems, Inc.*	6,150,883
213,593	Globus Medical, Inc. Class A*	11,185,865
92,228	Haemonetics Corp.*	11,134,686
308,468	HMS Holdings Corp.*	10,083,819
12,776	ICU Medical, Inc.*	2,064,729
48,803	Insulet Corp.*	7,092,052
102,747	Integer Holdings Corp.*	7,956,728
139,948	Integra LifeSciences Holdings Corp.*	8,125,381
46,741	iRhythm Technologies, Inc.*	3,123,234
68,170	LHC Group, Inc.*	7,564,825
13,600	NuVasive, Inc.*	959,344
168,517	Omnicell, Inc.*	11,861,912
315,174	OraSure Technologies, Inc.*	2,691,586
66,023	Providence Service Corp.*	4,216,889
678,376	R1 RCM, Inc.*	7,211,137
102,421	Tandem Diabetes Care, Inc.*	6,307,085
100,937	Teladoc Health, Inc.*(1)	7,731,774
34,199	U.S. Physical Therapy, Inc.	4,838,132

		130,641,398

	Household & Personal Products - 0.3%
153,265	BellRing Brands, Inc. Class A*	2,677,539

	Insurance - 0.7%
206,094	James River Group Holdings Ltd.	7,380,226

	Materials - 3.7%
181,221	Boise Cascade Co.	6,482,275
498,414	Graphic Packaging Holding Co.	7,805,163
95,319	Ingevity Corp.*	8,026,813
532,852	Livent Corp.*	3,655,365
189,607	Louisiana-Pacific Corp.	5,542,213
205,205	PolyOne Corp.	6,576,820

		38,088,649

	Media & Entertainment - 0.8%
103,596	Cardlytics, Inc.*	4,341,708
126,284	Cargurus, Inc.*	4,241,880

		8,583,588

	Pharmaceuticals, Biotechnology & Life Sciences - 15.2%
198,981	Abeona Therapeutics, Inc.*(1)	471,585
101,009	ACADIA Pharmaceuticals, Inc.*	4,283,792
126,629	Aerie Pharmaceuticals, Inc.*	2,809,898
53,489	Agios Pharmaceuticals, Inc.*(1)	1,608,949
145,448	Aimmune Therapeutics, Inc.*	4,046,363
56,969	Allakos, Inc.*(1)	3,908,073
237,342	Apellis Pharmaceuticals, Inc.*	6,975,481
156,604	Arena Pharmaceuticals, Inc.*	7,628,964
134,773	Audentes Therapeutics, Inc.*	3,625,394

The accompanying notes are an integral part of these financial statements.

68

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 15.2% - (continued)
103,673	Biohaven Pharmaceutical Holding Co., Ltd.*	$4,760,664
116,476	Blueprint Medicines Corp.*	8,018,208
97,160	Catalent, Inc.*	4,726,834
109,315	G1 Therapeutics, Inc.*	2,319,664
91,013	Global Blood Therapeutics, Inc.*	4,364,073
294,698	Heron Therapeutics, Inc.*	6,262,332
165,525	Intersect ENT, Inc.*	2,949,656
247,864	Iovance Biotherapeutics, Inc.*	5,237,366
103,800	Karyopharm Therapeutics, Inc.*	1,214,460
149,400	Kodiak Sciences, Inc.*	3,094,074
37,465	Ligand Pharmaceuticals, Inc.*	4,076,567
27,091	Madrigal Pharmaceuticals, Inc.*	2,504,021
45,725	Mirati Therapeutics, Inc.*	4,306,381
130,883	MyoKardia, Inc.*	7,503,522
163,148	NanoString Technologies, Inc.*	3,687,145
136,032	Portola Pharmaceuticals, Inc.*	3,932,685
98,211	Principia Biopharma, Inc.*	3,467,830
153,965	Radius Health, Inc.*	4,378,765
46,431	Reata Pharmaceuticals, Inc. Class A*	9,568,500
86,889	REGENXBIO, Inc.*	3,101,068
44,057	Repligen Corp.*	3,502,091
228,667	Revance Therapeutics, Inc.*	3,580,925
146,596	Rhythm Pharmaceuticals, Inc.*	3,125,427
31,492	Spark Therapeutics, Inc.*	3,437,982
120,517	Syneos Health, Inc.*	6,043,928
108,480	Theravance Biopharma, Inc.*	1,748,698
128,272	Ultragenyx Pharmaceutical, Inc.*	5,148,838
87,630	Y-mAbs Therapeutics, Inc.*	2,729,675

		154,149,878

	Real Estate - 3.4%
259,529	Columbia Property Trust, Inc. REIT	5,325,535
53,383	Coresite Realty Corp. REIT	6,272,502
197,789	Corporate Office Properties Trust REIT	5,862,466
129,339	Independence Realty Trust, Inc. REIT	1,991,821
208,664	Pebblebrook Hotel Trust REIT	5,364,751
52,581	PS Business Parks, Inc. REIT	9,493,500

		34,310,575

	Retailing - 3.9%
287,388	American Eagle Outfitters, Inc.	4,420,028
374,741	Caleres, Inc.	8,064,426
106,709	Core-Mark Holding Co., Inc.	3,256,759
147,866	Floor & Decor Holdings, Inc. Class A*	6,776,699
149,526	Foot Locker, Inc.	6,505,876
142,433	Nordstrom, Inc.(1)	5,113,345
177,922	Urban Outfitters, Inc.*	5,106,361

		39,243,494

	Semiconductors & Semiconductor Equipment - 2.7%
362,344	Cohu, Inc.	6,022,157
242,359	Entegris, Inc.	11,633,232
442,562	FormFactor, Inc.*	9,661,129

		27,316,518

	Software & Services - 11.0%
221,136	8x8, Inc.*	4,272,347
132,563	Blackbaud, Inc.	11,128,664
42,176	CACI International, Inc. Class A*	9,436,880
99,512	Everbridge, Inc.*	6,917,079
211,754	Five9, Inc.*	11,754,465
209,456	ForeScout Technologies, Inc.*	6,442,867
104,278	Instructure, Inc.*	4,872,911
102,453	LiveRamp Holdings, Inc.*	4,004,888
71,105	Paylocity Holding Corp.*	7,295,373
90,393	Pegasystems, Inc.	6,798,457

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Software & Services - 11.0% - (continued)
103,085	PROS Holdings, Inc.*	$5,282,075
72,773	Q2 Holdings, Inc.*	5,202,542
111,392	Rapid7, Inc.*	5,579,625
146,749	SailPoint Technologies Holding, Inc.*	2,841,061
163,515	Science Applications International Corp.	13,509,609
340,322	SVMK, Inc.*	6,261,925

		111,600,768

	Technology Hardware & Equipment - 3.4%
209,998	CTS Corp.	5,602,747
137,229	Itron, Inc.*	10,465,084
121,578	Lumentum Holdings, Inc.*	7,618,077
282,278	Pure Storage, Inc. Class A*	5,493,130
43,248	Rogers Corp.*	5,859,239

		35,038,277

	Telecommunication Services - 0.2%
519,375	ORBCOMM, Inc.*	2,082,694

	Transportation - 0.9%
42,020	Genesee & Wyoming, Inc. Class A*	4,665,480
206,057	Marten Transport Ltd.	4,463,195

		9,128,675

	Total Common Stocks (cost $881,565,754)	$1,004,299,313

SHORT-TERM INVESTMENTS - 3.8%
	Other Investment Pools & Funds - 1.6%
16,153,282	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	$16,153,282

	Securities Lending Collateral - 2.2%
1,120,426	Citibank NA DDCA, 1.80%, 11/1/2019(2)	1,120,426
15,719,775	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	15,719,775
252,171	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	252,171
2,085,183	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	2,085,183
3,029,513	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	3,029,513
201,453	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	201,453

		22,408,521

	Total Short-Term Investments (cost $38,561,803)	$38,561,803

Total Investments (cost $920,127,557)	102.6%	$1,042,861,116
Other Assets and Liabilities	(2.6)%	(26,727,632)

Total Net Assets	100.0%	$1,016,133,484

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.

69

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2019

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$12,515,677	$12,515,677	$—	$—
Banks	47,315,337	47,315,337	—	—
Capital Goods	130,957,954	130,957,954	—	—
Commercial & Professional Services	53,421,930	53,421,930	—	—
Consumer Durables & Apparel	66,871,731	66,871,731	—	—
Consumer Services	23,716,933	23,716,933	—	—
Diversified Financials	24,709,771	24,709,771	—	—
Energy	6,964,512	6,964,512	—	—
Food & Staples Retailing	15,465,979	15,465,979	—	—
Food, Beverage & Tobacco	22,117,210	22,117,210	—	—
Health Care Equipment & Services	130,641,398	130,641,398	—	—
Household & Personal Products	2,677,539	2,677,539	—	—
Insurance	7,380,226	7,380,226	—	—
Materials	38,088,649	38,088,649	—	—
Media & Entertainment	8,583,588	8,583,588	—	—
Pharmaceuticals, Biotechnology & Life Sciences	154,149,878	154,149,878	—	—
Real Estate	34,310,575	34,310,575	—	—
Retailing	39,243,494	39,243,494	—	—
Semiconductors & Semiconductor Equipment	27,316,518	27,316,518	—	—
Software & Services	111,600,768	111,600,768	—	—
Technology Hardware & Equipment	35,038,277	35,038,277	—	—
Telecommunication Services	2,082,694	2,082,694	—	—
Transportation	9,128,675	9,128,675	—	—
Short-Term Investments	38,561,803	38,561,803	—	—

Total	$1,042,861,116	$1,042,861,116	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

70

Hartford Small Cap Value Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4%
	Automobiles & Components - 1.5%
56,356	Cooper Tire & Rubber Co.	$1,591,493

	Banks - 18.9%
64,391	Bank OZK	1,806,811
110,588	Cadence Bancorp	1,700,843
43,839	First Interstate BancSystem, Inc. Class A	1,839,484
122,438	FNB Corp.	1,476,602
58,258	Great Western Bancorp, Inc.	2,031,457
75,069	Hilltop Holdings, Inc.	1,753,612
87,432	Opus Bank	2,167,439
104,829	Radian Group, Inc.	2,631,208
92,683	Umpqua Holdings Corp.	1,466,245
103,155	United Financial Bancorp, Inc.	1,456,549
59,814	Univest Financial Corp.	1,540,211

		19,870,461

	Capital Goods - 11.6%
36,610	Argan, Inc.	1,385,689
14,692	EnerSys	982,307
73,161	JELD-WEN Holding, Inc.*	1,250,321
60,437	Kennametal, Inc.	1,870,525
20,804	Moog, Inc. Class A	1,741,503
66,425	nVent Electric plc	1,531,761
141,966	REV Group, Inc.	1,766,057
78,804	Triumph Group, Inc.	1,636,759

		12,164,922

	Commercial & Professional Services - 9.1%
90,763	BrightView Holdings, Inc.*	1,615,581
41,313	Deluxe Corp.	2,141,253
43,553	Kforce, Inc.	1,781,753
81,946	Knoll, Inc.	2,191,236
24,316	McGrath Rent Corp.	1,855,554

		9,585,377

	Consumer Durables & Apparel - 3.6%
56,786	Kontoor Brands, Inc.	2,157,868
35,754	Sturm Ruger & Co., Inc.	1,636,103

		3,793,971

	Consumer Services - 3.1%
35,117	Adtalem Global Education, Inc.*	1,045,784
83,855	Carriage Services, Inc.	2,160,105

		3,205,889

	Diversified Financials - 5.1%
100,703	Greenhill & Co., Inc.	1,631,389
133,578	Navient Corp.	1,839,369
56,710	PRA Group, Inc.*	1,924,170

		5,394,928

	Food, Beverage & Tobacco - 1.5%
127,038	Hostess Brands, Inc.*	1,623,546

	Health Care Equipment & Services - 1.6%
50,747	Natus Medical, Inc.*	1,709,159

	Household & Personal Products - 3.9%
66,754	Edgewell Personal Care Co.*	2,336,390
40,013	Energizer Holdings, Inc.(1)	1,700,152

		4,036,542

	Insurance - 4.7%
200,297	Lancashire Holdings Ltd.	1,849,587
179,088	MBIA, Inc.*(1)	1,663,728
146,339	Third Point Reinsurance Ltd.*	1,388,757

		4,902,072

	Materials - 3.9%
33,789	Compass Minerals International, Inc.	1,908,403

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Materials - 3.9% - (continued)
54,078	Schweitzer-Mauduit International, Inc.	$2,189,618

		4,098,021

	Media & Entertainment - 1.8%
123,174	TEGNA, Inc.	1,851,305

	Real Estate - 4.9%
112,574	CoreCivic, Inc. REIT	1,717,879
64,664	Outfront Media, Inc. REIT	1,701,310
65,730	Pebblebrook Hotel Trust REIT	1,689,918

		5,109,107

	Retailing - 3.0%
19,099	Children’s Place, Inc.(1)	1,564,399
177,938	Michaels Cos., Inc.*	1,553,399

		3,117,798

	Semiconductors & Semiconductor Equipment - 7.1%
69,839	Ichor Holdings Ltd.*	2,033,013
43,102	Silicon Motion Technology Corp. ADR	1,812,439
81,728	Tower Semiconductor Ltd.*	1,792,295
88,742	Xperi Corp.	1,801,907

		7,439,654

	Software & Services - 7.8%
50,218	Cardtronics plc Class A*	1,720,469
178,263	Conduent, Inc.*	1,101,665
37,263	CSG Systems International, Inc.	2,147,839
54,019	EVERTEC, Inc.	1,652,441
192,539	TiVo Corp.	1,567,268

		8,189,682

	Technology Hardware & Equipment - 4.3%
199,709	Avid Technology, Inc.*	1,349,034
29,990	InterDigital, Inc.	1,608,364
39,444	Plantronics, Inc.	1,554,883

		4,512,281

	Total Common Stocks (cost $97,009,372)	$102,196,208

EXCHANGE-TRADED FUNDS - 0.6%
	Other Investment Pools & Funds - 0.6%
4,865	iShares Russell 2000 Value ETF	$595,427

	Total Exchange-Traded Funds (cost $590,692)	$595,427

	Total Long-Term Investments (cost $97,600,064)	$102,791,635

SHORT-TERM INVESTMENTS - 3.7%
	Other Investment Pools & Funds - 0.8%
795,302	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(2)	$795,302

	Securities Lending Collateral - 2.9%
153,819	Citibank NA DDCA, 1.80%, 11/1/2019(2)	153,819
2,158,104	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	2,158,104
34,620	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	34,620
286,266	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	286,266
415,909	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	415,909

The accompanying notes are an integral part of these financial statements.

71

Hartford Small Cap Value Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 3.7% - (continued)
	Securities Lending Collateral - 2.9% - (continued)
27,657	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	$27,657

		3,076,375

	Total Short-Term Investments (cost $3,871,677)	$3,871,677

Total Investments (cost $101,471,741)	101.7%	$106,663,312
Other Assets and Liabilities	(1.7)%	(1,764,097)

Total Net Assets	100.0%	$104,899,215

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$1,591,493	$1,591,493	$—	$—
Banks	19,870,461	19,870,461	—	—
Capital Goods	12,164,922	12,164,922	—	—
Commercial & Professional Services	9,585,377	9,585,377	—	—
Consumer Durables & Apparel	3,793,971	3,793,971	—	—
Consumer Services	3,205,889	3,205,889	—	—
Diversified Financials	5,394,928	5,394,928	—	—
Food, Beverage & Tobacco	1,623,546	1,623,546	—	—
Health Care Equipment & Services	1,709,159	1,709,159	—	—
Household & Personal Products	4,036,542	4,036,542	—	—
Insurance	4,902,072	3,052,485	1,849,587	—
Materials	4,098,021	4,098,021	—	—
Media & Entertainment	1,851,305	1,851,305	—	—
Real Estate	5,109,107	5,109,107	—	—
Retailing	3,117,798	3,117,798	—	—
Semiconductors & Semiconductor Equipment	7,439,654	7,439,654	—	—
Software & Services	8,189,682	8,189,682	—	—
Technology Hardware & Equipment	4,512,281	4,512,281	—	—
Exchange-Traded Funds	595,427	595,427	—	—
Short-Term Investments	3,871,677	3,871,677	—	—

Total	$106,663,312	$104,813,725	$1,849,587	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

72

The Hartford Small Company Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1%
	Automobiles & Components - 1.2%
25,496	LCI Industries	$2,476,172
101,490	Winnebago Industries, Inc.	4,878,624

		7,354,796

	Banks - 4.6%
189,189	Atlantic Union Bankshares Corp.	6,973,507
232,929	BancorpSouth Bank	7,143,932
375,148	MGIC Investment Corp.	5,143,279
442,988	Sterling Bancorp	8,704,714

		27,965,432

	Capital Goods - 13.9%
263,084	Actuant Corp. Class A	6,516,591
225,252	Advanced Drainage Systems, Inc.	8,338,829
127,656	Aerojet Rocketdyne Holdings, Inc.*	5,518,569
160,224	Argan, Inc.	6,064,478
85,565	Axon Enterprise, Inc.*	4,374,939
109,656	Chart Industries, Inc.*	6,429,131
58,810	Curtiss-Wright Corp.	7,954,053
98,039	EnerSys	6,554,888
259,252	ITT, Inc.	15,412,531
528,808	Rexnord Corp.*	14,959,978
42,287	Rush Enterprises, Inc. Class A	1,847,519

		83,971,506

	Commercial & Professional Services - 4.2%
77,795	Brink’s Co.	6,609,463
137,618	McGrath Rent Corp.	10,501,630
155,819	TriNet Group, Inc.*	8,256,849

		25,367,942

	Consumer Durables & Apparel - 9.4%
297,737	Acushnet Holdings Corp.	8,470,618
213,821	BRP, Inc.	9,592,805
110,758	Carter’s, Inc.	11,102,382
32,010	Cavco Industries, Inc.*	6,134,716
27,376	Century Communities, Inc.*	825,934
308,632	Skyline Champion Corp.*	8,712,681
327,671	Under Armour, Inc. Class C*	6,061,913
179,889	YETI Holdings, Inc.*(1)	5,992,103

		56,893,152

	Consumer Services - 6.0%
149,930	Cheesecake Factory, Inc.	6,265,575
204,682	Chegg, Inc.*	6,275,550
580,284	DraftKings, Inc.(2)(3)(4)	1,839,500
37,075	Grand Canyon Education, Inc.*	3,409,417
109,699	Marriott Vacations Worldwide Corp.	12,059,211
103,727	Planet Fitness, Inc. Class A*	6,603,261

		36,452,514

	Diversified Financials - 1.2%
123,411	Ares Management Corp. Class A	3,649,263
106,518	PRA Group, Inc.*	3,614,156

		7,263,419

	Energy - 0.5%
130,372	Viper Energy Partners L.P.	3,138,054

	Food & Staples Retailing - 0.7%
97,199	Performance Food Group Co.*	4,141,649

	Food, Beverage & Tobacco - 1.0%
52,804	MGP Ingredients, Inc.	2,264,763
200,433	Nomad Foods Ltd.*	3,910,448

		6,175,211

	Health Care Equipment & Services - 13.7%
60,520	Amedisys, Inc.*	7,778,030

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Health Care Equipment & Services - 13.7% - (continued)
125,516	Globus Medical, Inc. Class A*	$6,573,273
99,374	Haemonetics Corp.*	11,997,423
82,231	Hill-Rom Holdings, Inc.	8,608,763
236,345	HMS Holdings Corp.*	7,726,118
85,696	Insulet Corp.*	12,453,343
181,404	Omnicell, Inc.*	12,769,028
34,583	Penumbra, Inc.*	5,393,910
162,574	Tandem Diabetes Care, Inc.*	10,011,307

		83,311,195

	Insurance - 0.8%
133,299	James River Group Holdings Ltd.	4,773,437

	Materials - 3.3%
170,049	Carpenter Technology Corp.	8,335,802
90,038	Ingevity Corp.*	7,582,100
135,724	Louisiana-Pacific Corp.	3,967,212

		19,885,114

	Media & Entertainment - 0.7%
102,030	Cardlytics, Inc.*	4,276,077

	Pharmaceuticals, Biotechnology & Life Sciences - 11.6%
57,969	ACADIA Pharmaceuticals, Inc.*	2,458,465
77,014	Aerie Pharmaceuticals, Inc.*(1)	1,708,941
427,441	Amicus Therapeutics, Inc.*	3,603,327
139,756	Apellis Pharmaceuticals, Inc.*	4,107,429
121,106	Arena Pharmaceuticals, Inc.*	5,899,679
25,157	Ascendis Pharma A/S ADR*	2,781,861
34,120	Blueprint Medicines Corp.*	2,348,821
98,446	CytomX Therapeutics, Inc.*	603,474
99,475	G1 Therapeutics, Inc.*	2,110,859
52,798	Galapagos N.V. ADR*(1)	9,713,248
155,191	Heron Therapeutics, Inc.*	3,297,809
139,337	Iovance Biotherapeutics, Inc.*	2,944,191
168,976	Karyopharm Therapeutics, Inc.*	1,977,019
63,821	MyoKardia, Inc.*	3,658,858
219,546	Orchard Therapeutics plc*	2,647,725
64,035	PRA Health Sciences, Inc.*	6,256,860
154,548	Revance Therapeutics, Inc.*	2,420,222
147,213	Rhythm Pharmaceuticals, Inc.*	3,138,581
22,310	Sage Therapeutics, Inc.*	3,026,351
374,753	Sangamo Therapeutics, Inc.*	3,391,515
77,800	Y-mAbs Therapeutics, Inc.*	2,423,470

		70,518,705

	Real Estate - 4.4%
78,889	Agree Realty Corp. REIT	6,214,087
211,407	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	6,312,613
160,321	NexPoint Residential Trust, Inc. REIT	7,818,855
307,118	Xenia Hotels & Resorts, Inc. REIT	6,464,834

		26,810,389

	Retailing - 2.0%
3,136,600	Allstar Co.(2)(3)(4)	721,418
47,251	Five Below, Inc.*	5,911,573
88,291	Floor & Decor Holdings, Inc. Class A*	4,046,377
26,907	Tory Burch LLC*(2)(3)(4)	1,493,094

		12,172,462

	Semiconductors & Semiconductor Equipment - 2.9%
122,715	Entegris, Inc.	5,890,320
523,252	Tower Semiconductor Ltd.*	11,474,916

		17,365,236

	Software & Services - 9.9%
113,028	Endava plc ADR*	4,861,334
16,661	EPAM Systems, Inc.*	2,931,670

The accompanying notes are an integral part of these financial statements.

73

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Software & Services - 9.9% - (continued)
10,627	Fair Isaac Corp.*	$3,231,033
89,026	Five9, Inc.*	4,941,833
13,187	Globant S.A.*	1,229,820
61,905	Guidewire Software, Inc.*	6,979,170
30,722	HubSpot, Inc.*	4,764,982
114,354	LiveRamp Holdings, Inc.*	4,470,098
254,048	Mimecast Ltd.*	10,088,246
149,634	Rapid7, Inc.*	7,495,167
106,984	Science Applications International Corp.	8,839,018

		59,832,371

	Technology Hardware & Equipment - 2.5%
254,942	Pure Storage, Inc. Class A*	4,961,171
43,233	Zebra Technologies Corp. Class A*	10,283,834

		15,245,005

	Telecommunication Services - 0.6%
60,875	Bandwidth, Inc. Class A*	3,418,131

	Total Common Stocks (cost $517,012,292)	$576,331,797

CONVERTIBLE PREFERRED STOCKS - 0.7%
	Retailing - 0.3%
47,489	Honest Co., Inc. Series E*(2)(3)(4)	$1,821,678

	Software & Services - 0.4%
263,189	MarkLogic Corp. Series F*(2)(3)(4)	2,560,829

	Total Preferred Stocks (cost $5,229,589)	$4,382,507

ESCROWS - 0.0%(5)
	Software & Services - 0.0%
98,033	Veracode, Inc.*(2)(3)(4)	$53,330

	Total Escrows (cost $—)	$53,330

	Total Long-Term Investments (cost $522,241,881)	$580,767,634

SHORT-TERM INVESTMENTS - 6.2%
	Other Investment Pools & Funds - 4.6%
27,609,793	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(6)	$27,609,793

	Securities Lending Collateral - 1.6%
482,745	Citibank NA DDCA, 1.80%, 11/1/2019(6)	482,745
6,773,003	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(6)	6,773,003
108,650	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(6)	108,650
898,420	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(6)	898,420
1,305,292	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(6)	1,305,292
86,798	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(6)	86,798

		9,654,908

	Total Short-Term Investments (cost $37,264,701)	$37,264,701

Total Investments (cost $559,506,582)	102.0%	$618,032,335
Other Assets and Liabilities	(2.0)%	(11,860,686)

Total Net Assets	100.0%	$606,171,649

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of these securities was $8,489,849, which represented 1.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $8,489,849 or 1.4% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	3,136,600	$1,364,479	$721,418
12/2014	DraftKings, Inc.	580,284	2,187,550	1,839,500
08/2015	Honest Co., Inc. Convertible Preferred	47,489	2,172,859	1,821,678
04/2015	MarkLogic Corp. Series F Convertible Preferred	263,189	3,056,730	2,560,829
11/2013	Tory Burch LLC	26,907	2,108,912	1,493,094
04/2017	Veracode, Inc.	98,033	—	53,330

			$10,890,530	$8,489,849

(5)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(6)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

74

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$7,354,796	$7,354,796	$—	$—
Banks	27,965,432	27,965,432	—	—
Capital Goods	83,971,506	83,971,506	—	—
Commercial & Professional Services	25,367,942	25,367,942	—	—
Consumer Durables & Apparel	56,893,152	56,893,152	—	—
Consumer Services	36,452,514	34,613,014	—	1,839,500
Diversified Financials	7,263,419	7,263,419	—	—
Energy	3,138,054	3,138,054	—	—
Food & Staples Retailing	4,141,649	4,141,649	—	—
Food, Beverage & Tobacco	6,175,211	6,175,211	—	—
Health Care Equipment & Services	83,311,195	83,311,195	—	—
Insurance	4,773,437	4,773,437	—	—
Materials	19,885,114	19,885,114	—	—
Media & Entertainment	4,276,077	4,276,077	—	—
Pharmaceuticals, Biotechnology & Life Sciences	70,518,705	70,518,705	—	—
Real Estate	26,810,389	26,810,389	—	—
Retailing	12,172,462	9,957,950	—	2,214,512
Semiconductors & Semiconductor Equipment	17,365,236	17,365,236	—	—
Software & Services	59,832,371	59,832,371	—	—
Technology Hardware & Equipment	15,245,005	15,245,005	—	—
Telecommunication Services	3,418,131	3,418,131	—	—
Convertible Preferred Stocks	4,382,507	—	—	4,382,507
Escrows	53,330	—	—	53,330
Short-Term Investments	37,264,701	37,264,701	—	—

Total	$618,032,335	$609,542,486	$—	$8,489,849

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2019:

	Common Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$4,284,091	$4,346,678	$112,498	$8,743,267
Sales	—	—	(65,743)	(65,743)
Total realized gain/(loss)	—	(291,935)	65,743	(226,192)
Net change in unrealized appreciation/depreciation	(230,079)	327,764	(59,168)	38,517
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Ending balance	$4,054,012	$4,382,507	$53,330	$8,489,849

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2019: was $(194,249).

The accompanying notes are an integral part of these financial statements.

75

Hartford Domestic Equity Funds

Glossary (abbreviations used in the preceding Schedules of Investments)

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
S&P	Standard & Poor’s

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

76

Hartford Domestic Equity Funds

Statements of Assets and Liabilities

October 31, 2019

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Assets:
Investments in securities, at market value(1)	$6,958,138,549	$5,695,892,235	$9,030,348,591	$4,074,462,411	$4,834,631,715	$1,309,152,519
Cash collateral due from broker on futures contracts	4,888,800	5,855,850	—	—	—	—
Foreign currency	1,237	—	—	545,760	19	17
Receivables:
Investment securities sold	31,273,319	—	40,389,518	3,228,204	56,408,193	109,999
Fund shares sold	1,213,552	19,508,404	9,125,629	6,751,411	4,066,721	701,873
Dividends and interest	5,087,459	4,844,338	11,970,375	5,461,484	1,332,603	1,044,415
Securities lending income	96,048	103,592	864	12	229,837	7,606
Tax reclaims	885,375	—	1,690,395	2,580,306	382,404	106,798
Other assets	8,510,931	175,459	157,881	105,386	112,581	57,299

Total assets	7,010,095,270	5,726,379,878	9,093,683,253	4,093,134,974	4,897,164,073	1,311,180,526

Liabilities:
Obligation to return securities lending collateral	31,596,022	25,237,978	4,542,000	—	104,283,353	34,242,367
Due to custodian	—	—	—	—	14,164,753	—
Payables:
Investment securities purchased	24,379,368	—	28,357,148	8,131,289	45,573,646	1,272,265
Fund shares redeemed	5,727,244	6,013,621	10,817,639	6,234,574	6,349,031	2,707,916
Investment management fees	3,870,179	1,593,225	4,547,485	2,099,325	2,783,160	890,502
Transfer agent fees	1,778,465	807,900	1,503,275	730,093	1,262,523	416,189
Accounting services fees	116,822	77,551	110,768	59,438	82,911	18,603
Board of Directors’ fees	33,080	17,150	38,378	18,659	22,632	6,390
Variation margin on futures contracts	465,573	507,000	—	—	—	—
Distribution fees	162,159	69,011	128,973	78,280	90,480	35,288
Accrued expenses	329,058	145,684	318,136	173,611	213,875	89,731

Total liabilities	68,457,970	34,469,120	50,363,802	17,525,269	174,826,364	39,679,251

Net assets	$6,941,637,300	$5,691,910,758	$9,043,319,451	$4,075,609,705	$4,722,337,709	$1,271,501,275

Summary of Net Assets:
Capital stock and paid-in-capital	$5,823,631,545	$4,361,944,830	$6,153,709,066	$2,917,116,869	$3,849,269,415	$984,067,047
Distributable earnings	1,118,005,755	1,329,965,928	2,889,610,385	1,158,492,836	873,068,294	287,434,228

Net assets	$6,941,637,300	$5,691,910,758	$9,043,319,451	$4,075,609,705	$4,722,337,709	$1,271,501,275

Shares authorized	1,765,000,000	850,000,000	1,300,000,000	800,000,000	23,900,000,000	610,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0001	$0.0010

Class A: Net asset value per share	$37.12	$33.40	$25.93	$19.99	$39.45	$35.63

Maximum offering price per share	$39.28	$35.34	$27.44	$21.15	$41.75	$37.70

Shares outstanding	130,175,428	26,392,943	144,214,186	78,303,947	52,959,484	18,696,670

Net Assets	$4,831,749,011	$881,587,425	$3,739,696,353	$1,565,662,854	$2,089,245,543	$666,180,788

Class C: Net asset value per share	$27.08	$30.35	$24.96	$19.88	$20.50	$28.24

Shares outstanding	10,281,897	12,076,799	7,722,046	14,705,548	13,732,229	4,905,550

Net Assets	$278,393,537	$366,552,524	$192,715,028	$292,388,229	$281,544,926	$138,538,836

Class I: Net asset value per share	$37.36	$33.50	$25.80	$19.88	$41.95	$37.68

Shares outstanding	17,622,252	51,963,767	41,866,704	48,254,022	35,778,603	7,881,817

Net Assets	$658,302,226	$1,740,668,985	$1,079,961,623	$959,142,164	$1,500,756,353	$297,000,225

Class R3: Net asset value per share	$41.47	$33.86	$26.32	$20.02	$39.41	$36.56

Shares outstanding	1,228,862	1,008,905	2,512,051	2,171,041	1,135,789	928,570

Net Assets	$50,956,815	$34,158,081	$66,114,658	$43,473,826	$44,757,029	$33,948,339

Class R4: Net asset value per share	$43.06	$34.44	$26.52	$20.06	$42.26	$38.69

Shares outstanding	897,186	4,359,542	4,202,005	2,690,264	1,587,815	690,121

Net Assets	$38,633,943	$150,158,993	$111,450,818	$53,956,593	$67,104,053	$26,698,983

Class R5: Net asset value per share	$44.04	$33.75	$26.64	$20.16	$44.78	$40.71

Shares outstanding	881,220	6,870,624	7,271,853	4,055,336	567,099	151,557

Net Assets	$38,807,847	$231,879,196	$193,706,924	$81,758,134	$25,395,925	$6,169,981

Class R6: Net asset value per share	$44.34	$33.91	$26.64	$20.21	$45.62	$41.28

Shares outstanding	1,816,322	7,659,057	4,472,695	2,582,656	498,966	32,486

Net Assets	$80,535,206	$259,706,299	$119,159,237	$52,201,302	$22,765,189	$1,341,130

The accompanying notes are an integral part of these financial statements.

77

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Class Y: Net asset value per share	44.32	$33.90	$26.64	$20.22	$45.61	$41.27

Shares outstanding	4,236,718	10,961,172	26,133,280	5,194,826	3,604,571	1,756,993

Net Assets	$187,754,131	$371,579,763	$696,309,176	$105,014,896	$164,389,853	$72,514,537

Class F: Net asset value per share	$37.36	$33.52	$25.78	$19.87	$42.09	$37.79

Shares outstanding	20,784,521	49,391,142	110,333,407	46,391,308	12,507,144	770,342

Net Assets	$776,504,585	$1,655,619,492	$2,844,205,634	$922,011,707	$526,378,838	$29,108,456

Cost of investments	$6,129,817,307	$4,511,943,870	$6,419,720,756	$3,186,267,130	$4,254,433,661	$1,098,477,554
Cost of foreign currency	$1,235	$—	$—	$545,988	$20	$17

(1) Includes Investment in securities on loan, at market value	$33,237,906	$22,988,543	$3,617,565	$—	$98,649,676	$33,434,256

The accompanying notes are an integral part of these financial statements.

78

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Assets:
Investments in securities, at market value(1)	$14,082,179,561	$704,522,028	$208,569,914	$1,042,861,116	$106,663,312	$618,032,335
Foreign currency	—	—	6	—	—	5
Receivables:
Investment securities sold	51,879,060	5,926,770	—	3,976,058	1,816,650	1,107,570
Fund shares sold	17,797,456	1,313,690	25,339	408,062	16,649	686,229
Dividends and interest	1,623,015	221,074	243,772	262,888	20,935	72,193
Securities lending income	263,034	—	—	21,524	1,005	10,969
Tax reclaims	—	—	115,185	—	—	—
Other assets	228,788	48,541	57,969	56,928	56,822	62,752

Total assets	14,153,970,914	712,032,103	209,012,185	1,047,586,576	108,575,373	619,972,053

Liabilities:
Obligation to return securities lending collateral	164,065,631	—	—	22,408,521	3,076,375	9,654,908
Payables:
Investment securities purchased	53,260,336	4,924,328	—	5,178,604	477,125	2,867,872
Fund shares redeemed	13,154,138	651,318	214,993	2,895,289	599	578,774
Investment management fees	8,230,165	421,996	78,505	605,990	61,263	410,394
Transfer agent fees	2,788,857	159,770	89,824	262,954	31,159	176,274
Accounting services fees	152,411	10,510	3,140	15,370	1,575	11,104
Board of Directors’ fees	57,512	3,025	1,307	5,189	493	2,432
Distribution fees	143,910	10,789	5,476	8,547	1,500	10,466
Accrued expenses	652,171	90,230	38,563	72,628	26,069	88,180

Total liabilities	242,505,131	6,271,966	431,808	31,453,092	3,676,158	13,800,404

Net assets	$13,911,465,783	$705,760,137	$208,580,377	$1,016,133,484	$104,899,215	$606,171,649

Summary of Net Assets:
Capital stock and paid-in-capital	$10,658,723,029	$620,109,232	$177,257,268	$881,217,514	$93,386,765	$513,814,075
Distributable earnings	3,252,742,754	85,650,905	31,323,109	134,915,970	11,512,450	92,357,574

Net assets	$13,911,465,783	$705,760,137	$208,580,377	$1,016,133,484	$104,899,215	$606,171,649

Shares authorized	1,230,000,000	610,000,000	27,160,000,000	27,150,000,000	1,110,000,000	650,000,000

Par value	$0.0010	$0.0010	$0.0001	$0.0001	$0.0010	$0.0010

Class A: Net asset value per share	$30.34	$14.43	$21.11	$45.71	$10.35	$20.35

Maximum offering price per share	$32.11	$15.27	$22.34	$48.37	$10.95	$21.53

Shares outstanding	92,980,201	21,483,465	8,040,749	4,272,782	4,545,794	15,317,771

Net Assets	$2,820,970,922	$309,996,296	$169,771,031	$195,313,535	$47,037,140	$311,741,565

Class C: Net asset value per share	$20.83	$11.51	$18.05	$30.90	$8.96	$13.30

Shares outstanding	23,913,590	1,382,745	378,665	508,859	414,932	746,670

Net Assets	$498,057,013	$15,910,491	$6,834,021	$15,722,173	$3,718,946	$9,928,793

Class I: Net asset value per share	$31.43	$14.60	$20.85	$48.05	$10.37	$21.65

Shares outstanding	132,631,757	2,135,760	613,639	3,984,879	419,662	1,244,417

Net Assets	$4,168,592,195	$31,173,180	$12,795,514	$191,481,572	$4,353,873	$26,938,812

Class R3: Net asset value per share	$33.98	$15.22	$21.45	$45.05	$10.73	$22.29

Shares outstanding	2,837,027	527,682	57,795	222,770	56,752	634,343

Net Assets	$96,409,245	$8,033,648	$1,239,919	$10,035,742	$609,003	$14,141,905

Class R4: Net asset value per share	$35.57	$15.58	$21.68	$47.69	$10.89	$23.88

Shares outstanding	7,489,832	761,605	277,441	886,835	6,376	597,116

Net Assets	$266,389,855	$11,865,487	$6,014,209	$42,296,454	$69,441	$14,261,149

Class R5: Net asset value per share	$36.77	$15.82	$21.87	$50.57	$10.87	$25.40

Shares outstanding	13,534,573	100,642	10,494	1,633,850	1,030	127,526

Net Assets	$497,712,142	$1,591,740	$229,533	$82,624,233	$11,192	$3,238,617

Class R6: Net asset value per share	$37.22	$—	$21.93	$51.36	$10.87	$25.97

Shares outstanding	46,529,194	—	1,565	1,290,015	9,467	7,941

Net Assets	$1,731,889,789	$—	$34,316	$66,259,503	$102,885	$206,207

The accompanying notes are an integral part of these financial statements.

79

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Class Y: Net asset value per share	$37.17	$15.87	$21.91	$51.39	$10.86	$25.95

Shares outstanding	42,286,468	795,542	28,394	7,120,079	52,642	1,251,437

Net Assets	$1,571,851,005	$12,623,644	$622,024	$365,867,167	$571,597	$32,472,137

Class F: Net asset value per share	$31.52	$14.60	$20.83	$48.23	$10.38	$21.76

Shares outstanding	71,684,615	21,549,746	529,958	964,764	4,667,039	8,881,640

Net Assets	$2,259,593,617	$314,565,651	$11,039,810	$46,533,105	$48,425,138	$193,242,464

Cost of investments	$11,498,992,777	$635,824,048	$187,313,410	$920,127,557	$101,471,741	$559,506,582
Cost of foreign currency	$—	$—	$7	$—	$—	$5

(1) Includes Investment in securities on loan, at market value	$151,285,796	$—	$—	$22,309,469	$2,978,115	$9,309,793

The accompanying notes are an integral part of these financial statements.

80

Hartford Domestic Equity Funds

Statements of Operations

For the Year Ended October 31, 2019

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Investment Income:
Dividends	$101,006,743	$67,851,392	$219,258,679	$121,144,737	$18,180,375	$11,915,352
Interest	3,092,576	3,640,621	6,139,862	1,463,081	3,932,219	1,077,682
Securities lending	594,343	630,911	490,289	664,000	423,624	331,435
Less: Foreign tax withheld	(787,397)	—	(2,000,411)	(2,746,769)	(37,175)	(203,425)

Total investment income, net	103,906,265	72,122,924	223,888,419	120,525,049	22,499,043	13,121,044

Expenses:
Investment management fees	46,378,263	15,433,233	51,423,104	24,737,572	34,023,751	11,307,230
Transfer agent fees
Class A	5,832,436	831,890	3,845,989	1,438,473	2,541,815	968,578
Class C	454,435	302,415	271,001	315,830	351,405	217,209
Class I	596,938	1,189,594	906,603	986,336	1,690,896	340,515
Class R3	121,790	75,858	148,952	91,480	105,935	78,659
Class R4	74,054	204,798	186,808	106,030	125,619	48,782
Class R5	36,658	224,915	160,452	82,475	25,463	8,608
Class R6	751	6,755	4,038	1,614	778	15
Class Y	142,175	230,510	476,676	82,283	135,476	36,833
Class F	2,725	1,800	9,032	3,931	1,988	295
Distribution fees
Class A	11,949,628	1,947,071	8,898,245	3,788,244	5,261,109	1,671,243
Class C	3,493,979	3,244,269	2,057,077	3,101,863	3,020,800	1,490,797
Class R3	275,437	171,788	342,805	223,326	238,764	185,104
Class R4	116,689	354,982	311,870	162,484	196,722	76,283
Custodian fees	17,411	22,814	40,164	38,976	1,147	34,888
Registration and filing fees	175,557	274,550	281,494	193,112	217,328	147,010
Accounting services fees	1,395,596	768,672	1,268,273	700,298	1,008,498	237,538
Board of Directors’ fees	223,615	138,366	271,133	128,754	155,864	42,998
Audit fees	65,498	22,185	24,522	22,680	46,196	24,206
Other expenses	689,005	412,965	835,720	419,629	459,318	158,483

Total expenses (before waivers, reimbursements and fees paid indirectly)	72,042,640	25,859,430	71,763,958	36,625,390	49,608,872	17,075,274
Transfer agent fee waivers	(74,789)	(81,471)	(171,751)	(26,219)	(58,690)	(9,490)
Distribution fee reimbursements	(174,011)	(66,481)	(82,230)	(10,711)	(122,837)	(23,140)
Commission recapture	(65,641)	(10,416)	(50,583)	(17,652)	(28,306)	(8,130)

Total waivers, reimbursements and fees paid indirectly	(314,441)	(158,368)	(304,564)	(54,582)	(209,833)	(40,760)

Total expenses, net	71,728,199	25,701,062	71,459,394	36,570,808	49,399,039	17,034,514

Net Investment Income (Loss)	32,178,066	46,421,862	152,429,025	83,954,241	(26,899,996)	(3,913,470)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	310,050,711	88,920,084	261,902,400	252,121,339	328,070,743	98,103,643
Net realized gain (loss) on futures contracts	3,627,613	11,571,502	—	—	—	—
Net realized gain (loss) on foreign currency contracts	31,922	—	—	—	—	—
Net realized gain (loss) on other foreign currency transactions	47,759	—	11,093	(143,921)	35,494	(6,614)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	313,758,005	100,491,586	261,913,493	251,977,418	328,106,237	98,097,029

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	692,638,019	572,895,896	705,555,576	185,500,342	290,086,086	49,128,840
Net unrealized appreciation (depreciation) of futures contracts	3,412,117	5,668,855	—	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	98,593	—	—	92,278	18,348	2,202

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	696,148,729	578,564,751	705,555,576	185,592,620	290,104,434	49,131,042

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,009,906,734	679,056,337	967,469,069	437,570,038	618,210,671	147,228,071

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,042,084,800	$725,478,199	$1,119,898,094	$521,524,279	$591,310,675	$143,314,601

The accompanying notes are an integral part of these financial statements.

81

Hartford Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2019

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Investment Income:
Dividends	$102,217,874	$11,898,597	$6,959,138	$7,498,099	$2,221,509	$3,303,102
Interest	532,296	272,100	108,527	330,393	50,001	388,188
Securities lending	1,551,669	16,728	4,655	381,463	7,697	63,132
Less: Foreign tax withheld	(419,375)	(87,387)	(97,363)	—	(1,345)	(2,418)

Total investment income, net	103,882,464	12,100,038	6,974,957	8,209,955	2,277,862	3,752,004

Expenses:
Investment management fees	93,262,631	4,790,555	1,089,860	7,454,251	709,859	4,600,657
Transfer agent fees
Class A	3,146,472	533,330	324,867	468,713	110,736	557,939
Class C	651,258	32,683	16,546	25,491	11,839	25,826
Class I	4,263,305	28,942	12,363	153,954	3,802	38,445
Class R3	215,355	19,639	2,360	25,423	1,267	35,454
Class R4	467,120	17,811	8,988	88,850	97	25,941
Class R5	511,485	4,577	581	85,110	30	3,706
Class R6	52,642	—	1	1,225	—	8
Class Y	1,284,598	9,764	562	213,448	336	11,804
Class F	7,078	2,164	125	599	121	1,391
Distribution fees
Class A	6,848,338	737,539	410,916	495,789	121,367	756,545
Class C	5,433,142	169,883	79,181	188,802	47,788	108,381
Class R3	516,020	44,834	5,475	58,797	2,857	80,188
Class R4	701,537	28,555	14,901	139,564	145	38,176
Custodian fees	78,704	13,125	3,919	16,535	8,847	7,213
Registration and filing fees	638,427	129,153	124,357	126,244	123,370	132,637
Accounting services fees	1,742,124	118,815	43,594	189,810	18,254	124,011
Board of Directors’ fees	424,228	21,028	8,169	33,896	3,186	17,881
Audit fees	26,138	21,027	30,279	21,384	20,942	38,738
Other expenses	1,738,478	183,514	36,752	135,070	21,563	145,849

Total expenses (before waivers, reimbursements and fees paid indirectly)	122,009,080	6,906,938	2,213,796	9,922,955	1,206,406	6,750,790
Expense waivers	—	—	(221,412)	—	(94,900)	(40,764)
Transfer agent fee waivers	(590,075)	(3,834)	—	(68,007)	—	—
Distribution fee reimbursements	(97,218)	(6,178)	(7,892)	(13,925)	(4,157)	(13,724)
Commission recapture	(63,849)	(11,704)	(1,455)	(12,024)	(560)	(9,727)

Total waivers, reimbursements and fees paid indirectly	(751,142)	(21,716)	(230,759)	(93,956)	(99,617)	(64,215)

Total expenses, net	121,257,938	6,885,222	1,983,037	9,828,999	1,106,789	6,686,575

Net Investment Income (Loss)	(17,375,474)	5,214,816	4,991,920	(1,619,044)	1,171,073	(2,934,571)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	692,360,713	15,821,812	6,016,325	14,715,285	5,306,719	38,278,420
Net realized gain (loss) on other foreign currency transactions	28,388	(25,519)	(2,565)	—	(4,750)	(6,232)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	692,389,101	15,796,293	6,013,760	14,715,285	5,301,969	38,272,188

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	1,148,200,359	60,486,697	18,431,877	68,831,465	(2,603,683)	34,222,341
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	1,027	4,496	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	1,148,200,359	60,487,724	18,436,373	68,831,465	(2,603,683)	34,222,341

Net Gain (Loss) on Investments and Foreign Currency Transactions	1,840,589,460	76,284,017	24,450,133	83,546,750	2,698,286	72,494,529

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,823,213,986	$81,498,833	$29,442,053	$81,927,706	$3,869,359	$69,559,958

The accompanying notes are an integral part of these financial statements.

82

Hartford Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund		The Hartford Dividend and Growth Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$32,178,066	$29,129,541	$46,421,862	$29,087,986	$152,429,025	$137,264,805
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	313,758,005	1,049,827,019	100,491,586	148,389,458	261,913,493	749,856,902
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	696,148,729	(725,874,806)	578,564,751	121,421,247	705,555,576	(503,569,392)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,042,084,800	353,081,754	725,478,199	298,898,691	1,119,898,094	383,552,315

Distributions to Shareholders:
Class A	(706,880,408)	(606,326,646)	(32,665,488)	(21,919,937)	(376,562,728)	(392,731,234)
Class C	(77,462,288)	(192,535,075)	(13,165,205)	(9,824,353)	(22,753,711)	(47,166,268)
Class I	(107,802,788)	(112,999,632)	(58,009,690)	(36,517,509)	(95,343,423)	(89,574,705)
Class R3	(8,221,995)	(8,606,238)	(1,469,253)	(1,304,880)	(7,276,281)	(8,267,443)
Class R4	(6,723,975)	(8,617,809)	(6,169,265)	(5,833,533)	(13,533,303)	(14,963,939)
Class R5	(4,489,300)	(4,727,926)	(10,058,287)	(7,238,859)	(16,252,768)	(14,896,682)
Class R6	(9,472,410)	(8,465,656)	(7,010,180)	(4,628,300)	(9,073,108)	(2,134,094)
Class Y	(22,763,013)	(21,588,189)	(11,032,634)	(5,743,412)	(68,670,776)	(67,373,460)
Class F	(127,729,846)	(148,455,017)	(33,816,031)	(22,560,533)	(288,913,297)	(294,232,092)

Total distributions	(1,071,546,023)	(1,112,322,188)	(173,396,033)	(115,571,316)	(898,379,395)	(931,339,917)

Capital Share Transactions:
Sold	488,499,323	1,024,978,367	2,583,350,592	1,034,630,470	1,316,713,660	1,305,754,651
Issued on reinvestment of distributions	1,028,835,269	1,024,872,512	165,763,267	110,126,116	867,611,541	904,747,281
Redeemed	(1,724,498,541)	(2,362,392,164)	(1,079,118,925)	(1,049,713,011)	(1,593,432,163)	(1,815,707,318)

Net increase (decrease) from capital share transactions	(207,163,949)	(312,541,285)	1,669,994,934	95,043,575	590,893,038	394,794,614

Net Increase (Decrease) in Net Assets	(236,625,172)	(1,071,781,719)	2,222,077,100	278,370,950	812,411,737	(152,992,988)

Net Assets:
Beginning of period	7,178,262,472	8,250,044,191	3,469,833,658	3,191,462,708	8,230,907,714	8,383,900,702

End of period	$6,941,637,300	$7,178,262,472	$5,691,910,758	$3,469,833,658	$9,043,319,451	$8,230,907,714

The accompanying notes are an integral part of these financial statements.

83

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Equity Income Fund		The Hartford Growth Opportunities Fund		The Hartford Healthcare Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$83,954,241	$85,304,100	$(26,899,996)	$(26,628,720)	$(3,913,470)	$(6,298,519)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	251,977,418	304,620,363	328,106,237	1,119,332,875	98,097,029	111,294,483
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	185,592,620	(358,974,067)	290,104,434	(691,128,168)	49,131,042	(46,256,832)

Net Increase (Decrease) in Net Assets Resulting from Operations	521,524,279	30,950,396	591,310,675	401,575,987	143,314,601	58,739,132

Distributions to Shareholders:
Class A	(139,419,928)	(110,568,818)	(456,838,651)	(158,556,200)	(48,565,116)	(35,671,123)
Class C	(27,745,387)	(26,593,783)	(111,605,001)	(50,309,267)	(13,953,587)	(14,636,384)
Class I	(106,057,518)	(80,508,699)	(353,498,531)	(124,475,405)	(25,648,483)	(17,037,825)
Class R3	(4,085,476)	(3,521,663)	(10,699,557)	(4,054,099)	(2,630,413)	(2,149,358)
Class R4	(6,151,808)	(5,230,591)	(17,113,553)	(6,430,582)	(2,166,993)	(1,635,340)
Class R5	(7,636,620)	(5,773,145)	(4,132,294)	(1,298,270)	(547,097)	(311,084)
Class R6	(3,471,599)	(2,239,099)	(2,565,390)	(405,519)	—	—
Class Y	(12,485,702)	(9,816,882)	(24,851,439)	(7,918,200)	(3,369,356)	(2,027,884)
Class F	(76,875,225)	(51,013,597)	(88,424,295)	(49,296,790)	(5,165,741)	(3,055,878)

Total distributions	(383,929,263)	(295,266,277)	(1,069,728,711)	(402,744,332)	(102,046,786)	(76,524,876)

Capital Share Transactions:
Sold	684,129,579	873,087,387	1,040,653,406	969,192,221	162,135,540	299,018,988
Issued on reinvestment of distributions	367,118,559	282,151,407	974,523,793	368,471,573	97,225,749	72,780,594
Redeemed	(1,256,628,479)	(1,058,675,637)	(1,511,405,502)	(1,385,082,501)	(458,221,064)	(429,112,111)

Net increase (decrease) from capital share transactions	(205,380,341)	96,563,157	503,771,697	(47,418,707)	(198,859,775)	(57,312,529)

Net Increase (Decrease) in Net Assets	(67,785,325)	(167,752,724)	25,353,661	(48,587,052)	(157,591,960)	(75,098,273)

Net Assets:
Beginning of period	4,143,395,030	4,311,147,754	4,696,984,048	4,745,571,100	1,429,093,235	1,504,191,508

End of period	$4,075,609,705	$4,143,395,030	$4,722,337,709	$4,696,984,048	$1,271,501,275	$1,429,093,235

The accompanying notes are an integral part of these financial statements.

84

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford MidCap Fund		The Hartford MidCap Value Fund		Hartford Quality Value Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$(17,375,474)	$(27,259,243)	$5,214,816	$2,443,998	$4,991,920	$4,688,650
Net realized gain (loss) on investments and foreign currency transactions	692,389,101	1,338,169,899	15,796,293	67,366,569	6,013,760	13,126,896
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	1,148,200,359	(1,053,603,351)	60,487,724	(98,187,581)	18,436,373	(13,079,872)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,823,213,986	257,307,305	81,498,833	(28,377,014)	29,442,053	4,735,674

Distributions to Shareholders:
Class A	(289,440,848)	(114,449,039)	(31,904,637)	(7,223,583)	(10,328,219)	(8,334,392)
Class C	(88,988,927)	(44,224,199)	(2,364,041)	(1,054,080)	(488,659)	(939,316)
Class I	(397,398,146)	(137,926,366)	(3,672,119)	(1,061,423)	(854,566)	(739,645)
Class R3	(10,655,554)	(3,811,998)	(947,049)	(281,738)	(61,925)	(51,825)
Class R4	(27,102,479)	(10,885,993)	(1,216,557)	(300,127)	(364,460)	(346,523)
Class R5	(45,165,553)	(14,370,283)	(805,091)	(270,417)	(32,495)	(23,373)
Class R6	(108,955,955)	(19,124,476)	—	—	(650)	—
Class Y	(162,390,598)	(61,748,284)	(1,198,031)	(697,801)	(39,465)	(53,600)
Class F	(183,904,712)	(56,547,280)	(29,727,333)	(6,915,715)	(6,128,466)	(2,280,455)

Total distributions	(1,314,002,772)	(463,087,918)	(71,834,858)	(17,804,884)	(18,298,905)	(12,769,129)

Capital Share Transactions:
Sold	3,932,057,467	4,914,460,268	140,081,421	178,140,524	16,762,137	99,183,936
Issued on reinvestment of distributions	1,257,169,368	443,523,450	70,997,863	17,573,868	18,080,940	12,375,926
Redeemed	(4,084,043,517)	(3,285,208,745)	(145,764,489)	(191,784,914)	(120,327,472)	(59,096,311)

Net increase (decrease) from capital share transactions	1,105,183,318	2,072,774,973	65,314,795	3,929,478	(85,484,395)	52,463,551

Net Increase (Decrease) in Net Assets	1,614,394,532	1,866,994,360	74,978,770	(42,252,420)	(74,341,247)	44,430,096

Net Assets:
Beginning of period	12,297,071,251	10,430,076,891	630,781,367	673,033,787	282,921,624	238,491,528

End of period	$13,911,465,783	$12,297,071,251	$705,760,137	$630,781,367	$208,580,377	$282,921,624

The accompanying notes are an integral part of these financial statements.

85

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Small Cap Growth Fund		Hartford Small Cap Value Fund		The Hartford Small Company Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$(1,619,044)	$(3,618,477)	$1,171,073	$586,484	$(2,934,571)	$(4,075,782)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	14,715,285	225,263,306	5,301,969	24,948,797	38,272,188	105,808,268
Net changes in unrealized appreciation (depreciation) of investments	68,831,465	(183,849,268)	(2,603,683)	(22,059,218)	34,222,341	(58,998,231)

Net Increase (Decrease) in Net Assets Resulting from Operations	81,927,706	37,795,561	3,869,359	3,476,063	69,559,958	42,734,255

Distributions to Shareholders:
Class A	(43,413,241)	(10,167,241)	(12,609,836)	(2,315,926)	(50,850,996)	—
Class C	(6,352,380)	(2,203,133)	(1,665,307)	(508,602)	(2,799,065)	—
Class I	(47,429,264)	(20,092,838)	(1,179,686)	(146,673)	(4,870,629)	—
Class R3	(2,796,540)	(702,522)	(126,981)	(16,003)	(2,677,758)	—
Class R4	(14,166,813)	(3,465,055)	(11,402)	(4,290)	(2,412,769)	—
Class R5	(18,766,338)	(5,057,310)	(8,637)	(2,044)	(403,513)	—
Class R6	(8,767,431)	(548,465)	(2,456)	—	(21,469)	—
Class Y	(69,794,940)	(16,305,895)	(115,661)	(61,224)	(5,332,405)	—
Class F	(9,900,355)	(2,220,863)	(9,621,393)	(4,128,489)	(20,116,041)	—

Total distributions	(221,387,302)	(60,763,322)	(25,341,359)	(7,183,251)	(89,484,645)	—

Capital Share Transactions:
Sold	366,698,768	280,228,679	24,105,167	10,834,354	140,460,721	123,581,364
Issued on reinvestment of distributions	209,847,653	58,239,385	24,897,952	7,135,493	88,871,747	—
Redeemed	(518,321,132)	(537,355,309)	(24,593,063)	(68,460,953)	(112,635,884)	(128,907,283)

Net increase (decrease) from capital share transactions	58,225,289	(198,887,245)	24,410,056	(50,491,106)	116,696,584	(5,325,919)

Net Increase (Decrease) in Net Assets	(81,234,307)	(221,855,006)	2,938,056	(54,198,294)	96,771,897	37,408,336

Net Assets:
Beginning of period	1,097,367,791	1,319,222,797	101,961,159	156,159,453	509,399,752	471,991,416

End of period	$1,016,133,484	$1,097,367,791	$104,899,215	$101,961,159	$606,171,649	$509,399,752

The accompanying notes are an integral part of these financial statements.

86

Hartford Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Capital Appreciation Fund

For the Year Ended October 31, 2019
A	$37.88	$0.15	$4.81	$4.96	$(0.11)	$(5.61)	$(5.72)	$37.12	16.32%	$4,831,749	1.07%		1.07%		0.42%	68%
C	29.30	(0.09)	3.48	3.39	—	(5.61)	(5.61)	27.08	15.45	278,394	1.83		1.83		(0.33)	68
I	38.08	0.25	4.84	5.09	(0.20)	(5.61)	(5.81)	37.36	16.66	658,302	0.79		0.79		0.70	68
R3	41.62	0.03	5.43	5.46	—	(5.61)	(5.61)	41.47	15.91	50,957	1.42		1.42		0.07	68
R4	42.94	0.16	5.63	5.79	(0.06)	(5.61)	(5.67)	43.06	16.27	38,634	1.11		1.11		0.39	68
R5	43.80	0.28	5.75	6.03	(0.18)	(5.61)	(5.79)	44.04	16.64	38,808	0.80		0.80		0.68	68
R6	44.07	0.33	5.78	6.11	(0.23)	(5.61)	(5.84)	44.34	16.74	80,535	0.70		0.70		0.78	68
Y	44.06	0.32	5.77	6.09	(0.22)	(5.61)	(5.83)	44.32	16.71	187,754	0.78		0.74		0.75	68
F	38.09	0.28	4.83	5.11	(0.23)	(5.61)	(5.84)	37.36	16.75	776,505	0.70		0.70		0.79	68

For the Year Ended October 31, 2018
A	$41.86	$0.15	$1.45	$1.60	$(0.26)	$(5.32)	$(5.58)	$37.88	3.92%	$4,742,846	1.07%		1.06%		0.38%	108%
C	33.62	(0.11)	1.16	1.05	(0.05)	(5.32)	(5.37)	29.30	3.15	426,256	1.81		1.81		(0.34)	108
I	42.04	0.26	1.44	1.70	(0.34)	(5.32)	(5.66)	38.08	4.19	734,580	0.78		0.78		0.66	108
R3	45.39	0.02	1.56	1.58	(0.03)	(5.32)	(5.35)	41.62	3.57	61,882	1.42		1.41		0.04	108
R4	46.69	0.15	1.62	1.77	(0.20)	(5.32)	(5.52)	42.94	3.87	51,635	1.10		1.10		0.34	108
R5	47.54	0.30	1.63	1.93	(0.35)	(5.32)	(5.67)	43.80	4.18	34,288	0.80		0.80		0.65	108
R6	47.80	0.35	1.64	1.99	(0.40)	(5.32)	(5.72)	44.07	4.29	70,935	0.70		0.70		0.75	108
Y	47.78	0.34	1.64	1.98	(0.38)	(5.32)	(5.70)	44.06	4.28	175,731	0.71		0.71		0.74	108
F	42.06	0.30	1.45	1.75	(0.40)	(5.32)	(5.72)	38.09	4.28	880,110	0.70		0.70		0.75	108

For the Year Ended October 31, 2017
A	$34.49	$0.13	$7.39	$7.52	$(0.15)	$—	$(0.15)	$41.86	21.86%	$4,613,982	1.09	%(4)	1.08	%(4)	0.34%	123%
C	27.80	(0.12)	5.94	5.82	—	—	—	33.62	20.97	1,241,267	1.82	(4)	1.82	(4)	(0.39)	123
I	34.65	0.25	7.40	7.65	(0.26)	—	(0.26)	42.04	22.20	846,019	0.81	(4)	0.81	(4)	0.63	123
R3	37.38	0.01	8.01	8.02	(0.01)	—	(0.01)	45.39	21.47	75,201	1.42	(4)	1.40	(4)	0.03	123
R4	38.39	0.14	8.23	8.37	(0.07)	—	(0.07)	46.69	21.82	74,374	1.11	(4)	1.11	(4)	0.33	123
R5	39.15	0.28	8.37	8.65	(0.26)	—	(0.26)	47.54	22.20	40,582	0.81	(4)	0.80	(4)	0.63	123
R6	39.36	0.31	8.42	8.73	(0.29)	—	(0.29)	47.80	22.33	70,142	0.71	(4)	0.71	(4)	0.71	123
Y	39.36	0.30	8.41	8.71	(0.29)	—	(0.29)	47.78	22.27	184,502	0.72	(4)	0.72	(4)	0.70	123
F(5)	38.15	0.18	3.73	3.91	—	—	—	42.06	10.28 (6)	1,103,972	0.71	(4)(7)	0.71	(4)(7)	0.65 (7)	123

For the Year Ended October 31, 2016
A	$38.15	$0.13	$(0.57)	$(0.44)	$(0.12)	$(3.10)	$(3.22)	$34.49	(0.97)%	$4,609,594	1.11%		1.11	%(8)	0.39%	88%
B	31.00	(0.13)	(0.49)	(0.62)	—	(3.10)	(3.10)	27.28	(1.82)	58,647	2.00		2.00	(8)	(0.49)	88
C	31.48	(0.09)	(0.49)	(0.58)	—	(3.10)	(3.10)	27.80	(1.65)	1,420,171	1.83		1.83	(8)	(0.33)	88
I	38.31	0.24	(0.57)	(0.33)	(0.23)	(3.10)	(3.33)	34.65	(0.65)	1,225,026	0.81		0.81	(8)	0.70	88
R3	41.06	0.03	(0.61)	(0.58)	—	(3.10)	(3.10)	37.38	(1.26)	103,526	1.43		1.42	(8)	0.09	88
R4	42.07	0.15	(0.63)	(0.48)	(0.10)	(3.10)	(3.20)	38.39	(0.95)	100,426	1.12		1.12	(8)	0.39	88
R5	42.84	0.27	(0.64)	(0.37)	(0.22)	(3.10)	(3.32)	39.15	(0.65)	45,643	0.82		0.82	(8)	0.69	88
R6	43.03	0.33	(0.66)	(0.33)	(0.24)	(3.10)	(3.34)	39.36	(0.56)	57,432	0.72		0.72	(8)	0.85	88
Y	43.05	0.30	(0.63)	(0.33)	(0.26)	(3.10)	(3.36)	39.36	(0.55)	939,300	0.72		0.72	(8)	0.78	88

For the Year Ended October 31, 2015
A	$49.44	$0.13	$1.27	$1.40	$(0.13)	$(12.56)	$(12.69)	$38.15	4.20%	$5,453,502	1.09%		1.09%		0.34%	79%
B	42.72	(0.17)	1.01	0.84	—	(12.56)	(12.56)	31.00	3.30	158,610	1.97		1.97		(0.53)	79
C	43.13	(0.12)	1.03	0.91	—	(12.56)	(12.56)	31.48	3.47	1,799,846	1.81		1.81		(0.38)	79
I	49.60	0.26	1.26	1.52	(0.25)	(12.56)	(12.81)	38.31	4.53	1,736,395	0.78		0.78		0.66	79
R3	52.24	0.01	1.37	1.38	—	(12.56)	(12.56)	41.06	3.87	124,072	1.40		1.40		0.03	79
R4	53.19	0.14	1.41	1.55	(0.11)	(12.56)	(12.67)	42.07	4.18	179,454	1.10		1.10		0.33	79
R5	53.92	0.28	1.43	1.71	(0.23)	(12.56)	(12.79)	42.84	4.49	53,292	0.80		0.80		0.63	79
R6(9)	54.32	0.30	1.25	1.55	(0.28)	(12.56)	(12.84)	43.03	4.16 (6)	10	0.76	(7)	0.75	(7)	0.70 (7)	79
Y	54.12	0.32	1.45	1.77	(0.28)	(12.56)	(12.84)	43.05	4.60	1,253,378	0.70		0.70		0.73	79

The accompanying notes are an integral part of these financial statements.

87

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Core Equity Fund

For the Year Ended October 31, 2019
A	$30.17	$0.27	$4.40	$4.67	$(0.21)	$(1.23)	$(1.44)	$33.40	16.60%	$881,587	0.74%	0.73%		0.88%	15%
C	27.53	0.04	4.01	4.05	—	(1.23)	(1.23)	30.35	15.71	366,553	1.47	1.47		0.14	15
I	30.26	0.35	4.40	4.75	(0.28)	(1.23)	(1.51)	33.50	16.91	1,740,669	0.47	0.47		1.14	15
R3	30.52	0.16	4.48	4.64	(0.07)	(1.23)	(1.30)	33.86	16.18	34,158	1.10	1.10		0.52	15
R4	31.03	0.28	4.54	4.82	(0.18)	(1.23)	(1.41)	34.44	16.59	150,159	0.77	0.74		0.88	15
R5	30.47	0.35	4.44	4.79	(0.28)	(1.23)	(1.51)	33.75	16.90	231,879	0.49	0.49		1.13	15
R6	30.61	0.38	4.46	4.84	(0.31)	(1.23)	(1.54)	33.91	17.01	259,706	0.38	0.38		1.22	15
Y	30.61	0.37	4.45	4.82	(0.30)	(1.23)	(1.53)	33.90	16.94	371,580	0.46	0.43		1.18	15
F	30.28	0.38	4.40	4.78	(0.31)	(1.23)	(1.54)	33.52	17.00	1,655,619	0.38	0.38		1.21	15

For the Year Ended October 31, 2018
A	$28.53	$0.22	$2.42	$2.64	$(0.25)	$(0.75)	$(1.00)	$30.17	9.41%	$666,354	0.74%	0.74%		0.73%	22%
C	26.13	—	2.22	2.22	(0.07)	(0.75)	(0.82)	27.53	8.61	293,064	1.48	1.48		—	22
I	28.60	0.30	2.43	2.73	(0.32)	(0.75)	(1.07)	30.26	9.72	1,130,600	0.47	0.47		1.00	22
R3	28.85	0.12	2.44	2.56	(0.14)	(0.75)	(0.89)	30.52	9.02	34,765	1.10	1.10		0.38	22
R4	29.32	0.22	2.48	2.70	(0.24)	(0.75)	(0.99)	31.03	9.37	144,866	0.79	0.76		0.72	22
R5	28.81	0.30	2.44	2.74	(0.33)	(0.75)	(1.08)	30.47	9.69	201,510	0.49	0.49		0.99	22
R6	28.93	0.33	2.45	2.78	(0.35)	(0.75)	(1.10)	30.61	9.80	146,643	0.39	0.39		1.08	22
Y	28.93	0.32	2.45	2.77	(0.34)	(0.75)	(1.09)	30.61	9.77	216,788	0.42	0.42		1.06	22
F	28.63	0.33	2.42	2.75	(0.35)	(0.75)	(1.10)	30.28	9.80	635,245	0.39	0.39		1.09	22

For the Year Ended October 31, 2017
A	$23.87	$0.27	$4.70	$4.97	$(0.12)	$(0.19)	$(0.31)	$28.53	21.06%	$631,817	0.75%	0.75%		1.05%	39%
C	21.94	0.07	4.33	4.40	(0.02)	(0.19)	(0.21)	26.13	20.20	316,886	1.50	1.50		0.30	39
I	23.93	0.34	4.71	5.05	(0.19)	(0.19)	(0.38)	28.60	21.37	982,686	0.52	0.52		1.30	39
R3	24.18	0.19	4.77	4.96	(0.10)	(0.19)	(0.29)	28.85	20.71	43,004	1.11	1.09		0.72	39
R4	24.54	0.27	4.84	5.11	(0.14)	(0.19)	(0.33)	29.32	21.05	172,584	0.81	0.79		1.01	39
R5	24.10	0.35	4.75	5.10	(0.20)	(0.19)	(0.39)	28.81	21.41	192,359	0.51	0.49		1.31	39
R6	24.19	0.37	4.77	5.14	(0.21)	(0.19)	(0.40)	28.93	21.52	118,527	0.41	0.41		1.38	39
Y	24.20	0.35	4.78	5.13	(0.21)	(0.19)	(0.40)	28.93	21.47	148,542	0.42	0.42		1.33	39
F(5)	26.05	0.26	2.32	2.58	—	—	—	28.63	9.90 (6)	585,057	0.41 (7)	0.41	(7)	1.39 (7)	39

For the Year Ended October 31, 2016
A	$24.05	$0.15	$0.13	$0.28	$(0.03)	$(0.43)	$(0.46)	$23.87	1.21%	$703,896	0.80%	0.80	%(10)	0.64%	29%
B	22.33	(0.02)	0.11	0.09	—	(0.43)	(0.43)	21.99	0.43	766	1.96	1.55	(10)	(0.10)	29
C	22.27	(0.03)	0.13	0.10	—	(0.43)	(0.43)	21.94	0.47	281,383	1.55	1.55	(10)	(0.12)	29
I	24.09	0.21	0.13	0.34	(0.07)	(0.43)	(0.50)	23.93	1.47	749,824	0.55	0.55	(10)	0.88	29
R3	24.44	0.08	0.13	0.21	(0.04)	(0.43)	(0.47)	24.18	0.89	36,012	1.14	1.10	(10)	0.33	29
R4	24.73	0.15	0.14	0.29	(0.05)	(0.43)	(0.48)	24.54	1.21	144,490	0.83	0.80	(10)	0.63	29
R5	24.25	0.22	0.14	0.36	(0.08)	(0.43)	(0.51)	24.10	1.52	121,871	0.53	0.50	(10)	0.93	29
R6	24.33	0.24	0.13	0.37	(0.08)	(0.43)	(0.51)	24.19	1.55	32,059	0.43	0.43	(10)	1.00	29
Y	24.33	0.24	0.13	0.37	(0.07)	(0.43)	(0.50)	24.20	1.58	281,692	0.43	0.43	(10)	0.99	29

For the Year Ended October 31, 2015
A	$22.00	$0.13	$2.21	$2.34	$—	$(0.29)	$(0.29)	$24.05	10.75%	$267,237	1.03%	0.92%		0.55%	33%
B	20.60	(0.05)	2.07	2.02	—	(0.29)	(0.29)	22.33	9.92	1,614	2.18	1.74		(0.23)	33
C	20.54	(0.04)	2.06	2.02	—	(0.29)	(0.29)	22.27	9.95	73,070	1.73	1.62		(0.17)	33
I(11)	23.30	0.12	0.67	0.79	—	—	—	24.09	3.39 (6)	136,641	0.66 (7)	0.50	(7)	0.85 (7)	33
R3	22.41	0.06	2.26	2.32	—	(0.29)	(0.29)	24.44	10.46	5,081	1.34	1.16		0.27	33
R4	22.60	0.13	2.29	2.42	—	(0.29)	(0.29)	24.73	10.82	22,020	0.98	0.82		0.54	33
R5	22.72	0.20	2.26	2.46	(0.64)	(0.29)	(0.93)	24.25	11.10	26,977	0.64	0.49		0.84	33
R6(11)	23.53	0.11	0.69	0.80	—	—	—	24.33	3.40 (6)	597	0.57 (7)	0.45	(7)	0.78 (7)	33
Y	22.79	0.21	2.27	2.48	(0.65)	(0.29)	(0.94)	24.33	11.15	18,802	0.57	0.50		0.90	33

The accompanying notes are an integral part of these financial statements.

88

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Dividend and Growth Fund

For the Year Ended October 31, 2019
A	$25.63	$0.40	$2.63	$3.03	$(0.38)	$(2.35)	$(2.73)	$25.93	13.75%	$3,739,696	1.00%	0.99%		1.65%	22%
C	24.75	0.21	2.53	2.74	(0.18)	(2.35)	(2.53)	24.96	12.92	192,715	1.77	1.77		0.89	22
I	25.51	0.46	2.63	3.09	(0.45)	(2.35)	(2.80)	25.80	14.08	1,079,962	0.73	0.73		1.89	22
R3	25.97	0.32	2.67	2.99	(0.29)	(2.35)	(2.64)	26.32	13.33	66,115	1.36	1.35		1.30	22
R4	26.14	0.40	2.69	3.09	(0.36)	(2.35)	(2.71)	26.52	13.71	111,451	1.04	1.04		1.61	22
R5	26.25	0.47	2.71	3.18	(0.44)	(2.35)	(2.79)	26.64	14.05	193,707	0.74	0.74		1.89	22
R6	26.25	0.50	2.71	3.21	(0.47)	(2.35)	(2.82)	26.64	14.16	119,159	0.64	0.64		1.98	22
Y	26.25	0.49	2.70	3.19	(0.45)	(2.35)	(2.80)	26.64	14.10	696,309	0.71	0.68		1.96	22
F	25.50	0.49	2.61	3.10	(0.47)	(2.35)	(2.82)	25.78	14.15	2,844,206	0.64	0.64		2.00	22

For the Year Ended October 31, 2018
A	$27.46	$0.39	$0.80	$1.19	$(0.38)	$(2.64)	$(3.02)	$25.63	4.38%	$3,521,062	0.99%	0.99%		1.49%	31%
C	26.62	0.19	0.77	0.96	(0.19)	(2.64)	(2.83)	24.75	3.58	228,076	1.76	1.75		0.76	31
I	27.35	0.46	0.79	1.25	(0.45)	(2.64)	(3.09)	25.51	4.68	847,646	0.73	0.73		1.75	31
R3	27.78	0.30	0.81	1.11	(0.28)	(2.64)	(2.92)	25.97	4.03	72,723	1.35	1.35		1.13	31
R4	27.95	0.39	0.80	1.19	(0.36)	(2.64)	(3.00)	26.14	4.32	131,649	1.04	1.04		1.44	31
R5	28.05	0.47	0.82	1.29	(0.45)	(2.64)	(3.09)	26.25	4.65	146,918	0.74	0.74		1.74	31
R6	28.05	0.49	0.82	1.31	(0.47)	(2.64)	(3.11)	26.25	4.76	74,795	0.64	0.64		1.84	31
Y	28.05	0.49	0.81	1.30	(0.46)	(2.64)	(3.10)	26.25	4.72	616,454	0.68	0.68		1.80	31
F	27.33	0.48	0.80	1.28	(0.47)	(2.64)	(3.11)	25.50	4.77	2,591,584	0.64	0.64		1.84	31

For the Year Ended October 31, 2017
A	$23.49	$0.39	$4.75	$5.14	$(0.38)	$(0.79)	$(1.17)	$27.46	22.40%	$3,619,123	1.00%	1.00%		1.52%	26%
C	22.80	0.19	4.62	4.81	(0.20)	(0.79)	(0.99)	26.62	21.54	449,961	1.74	1.74		0.78	26
I	23.38	0.44	4.74	5.18	(0.42)	(0.79)	(1.21)	27.35	22.67	775,427	0.80	0.80		1.75	26
R3	23.75	0.30	4.81	5.11	(0.29)	(0.79)	(1.08)	27.78	21.97	77,175	1.35	1.35		1.17	26
R4	23.89	0.38	4.84	5.22	(0.37)	(0.79)	(1.16)	27.95	22.34	142,563	1.05	1.05		1.47	26
R5	23.97	0.46	4.86	5.32	(0.45)	(0.79)	(1.24)	28.05	22.72	132,739	0.74	0.74		1.76	26
R6	23.97	0.46	4.88	5.34	(0.47)	(0.79)	(1.26)	28.05	22.83	10,957	0.65	0.64		1.75	26
Y	23.97	0.50	4.84	5.34	(0.47)	(0.79)	(1.26)	28.05	22.81	605,049	0.66	0.66		1.94	26
F(5)	25.51	0.29	1.86	2.15	(0.33)	—	(0.33)	27.33	8.49 (6)	2,570,906	0.64 (7)	0.64	(7)	1.66 (7)	26

For the Year Ended October 31, 2016
A	$24.99	$0.37	$0.50	$0.87	$(0.34)	$(2.03)	$(2.37)	$23.49	4.12%	$3,501,684	1.03%	1.03	%(12)	1.59%	22%
B	24.55	0.16	0.47	0.63	(0.11)	(2.03)	(2.14)	23.04	3.12	19,716	2.01	1.96	(12)	0.71	22
C	24.34	0.19	0.47	0.66	(0.17)	(2.03)	(2.20)	22.80	3.31	437,961	1.77	1.77	(12)	0.85	22
I	24.89	0.41	0.50	0.91	(0.39)	(2.03)	(2.42)	23.38	4.31	1,779,168	0.83	0.83	(12)	1.78	22
R3	25.24	0.29	0.51	0.80	(0.26)	(2.03)	(2.29)	23.75	3.78	79,400	1.36	1.36	(12)	1.26	22
R4	25.37	0.37	0.51	0.88	(0.33)	(2.03)	(2.36)	23.89	4.10	136,673	1.06	1.06	(12)	1.56	22
R5	25.44	0.44	0.51	0.95	(0.39)	(2.03)	(2.42)	23.97	4.41	104,487	0.76	0.76	(12)	1.89	22
R6	25.44	0.42	0.55	0.97	(0.41)	(2.03)	(2.44)	23.97	4.48	2,964	0.66	0.66	(12)	1.76	22
Y	25.45	0.46	0.51	0.97	(0.42)	(2.03)	(2.45)	23.97	4.50	1,460,506	0.66	0.66	(12)	1.95	22

For the Year Ended October 31, 2015
A	$27.05	$0.36	$0.23	$0.59	$(0.35)	$(2.30)	$(2.65)	$24.99	2.46%	$3,724,804	1.02%	1.02%		1.43%	23%
B	26.59	0.14	0.22	0.36	(0.10)	(2.30)	(2.40)	24.55	1.54	44,909	1.97	1.92		0.54	23
C	26.42	0.17	0.23	0.40	(0.18)	(2.30)	(2.48)	24.34	1.70	467,006	1.76	1.76		0.69	23
I	26.95	0.41	0.23	0.64	(0.40)	(2.30)	(2.70)	24.89	2.67	1,715,056	0.81	0.81		1.64	23
R3	27.29	0.28	0.24	0.52	(0.27)	(2.30)	(2.57)	25.24	2.12	85,736	1.35	1.35		1.10	23
R4	27.42	0.36	0.23	0.59	(0.34)	(2.30)	(2.64)	25.37	2.42	150,367	1.04	1.04		1.41	23
R5	27.49	0.44	0.23	0.67	(0.42)	(2.30)	(2.72)	25.44	2.73	229,206	0.74	0.74		1.70	23
R6(9)	27.81	0.43	(0.05)	0.38	(0.45)	(2.30)	(2.75)	25.44	1.64 (6)	10	0.71 (7)	0.70	(7)	1.71 (7)	23
Y	27.50	0.46	0.24	0.70	(0.45)	(2.30)	(2.75)	25.45	2.83	1,323,782	0.64	0.64		1.80	23

The accompanying notes are an integral part of these financial statements.

89

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Equity Income Fund

For the Year Ended October 31, 2019
A	$19.39	$0.38	$2.02	$2.40	$(0.36)	$(1.44)	$(1.80)	$19.99	13.88%	$1,565,663	1.00%	1.00%	2.01%	21%
C	19.29	0.24	2.00	2.24	(0.21)	(1.44)	(1.65)	19.88	13.00	292,388	1.76	1.76	1.27	21
I	19.29	0.43	2.01	2.44	(0.41)	(1.44)	(1.85)	19.88	14.17	959,142	0.75	0.75	2.26	21
R3	19.41	0.32	2.02	2.34	(0.29)	(1.44)	(1.73)	20.02	13.48	43,474	1.36	1.36	1.66	21
R4	19.44	0.37	2.04	2.41	(0.35)	(1.44)	(1.79)	20.06	13.85	53,957	1.07	1.07	1.96	21
R5	19.54	0.43	2.04	2.47	(0.41)	(1.44)	(1.85)	20.16	14.14	81,758	0.76	0.76	2.25	21
R6	19.58	0.45	2.05	2.50	(0.43)	(1.44)	(1.87)	20.21	14.29	52,201	0.66	0.66	2.33	21
Y	19.58	0.45	2.05	2.50	(0.42)	(1.44)	(1.86)	20.22	14.21	105,015	0.73	0.71	2.34	21
F	19.29	0.44	2.01	2.45	(0.43)	(1.44)	(1.87)	19.87	14.24	922,012	0.66	0.66	2.34	21

For the Year Ended October 31, 2018
A	$20.64	$0.38	$(0.24)	$0.14	$(0.35)	$(1.04)	$(1.39)	$19.39	0.49%	$1,508,580	1.00%	1.00%	1.90%	22%
C	20.53	0.23	(0.23)	—	(0.20)	(1.04)	(1.24)	19.29	(0.22)	330,741	1.75	1.75	1.16	22
I	20.54	0.43	(0.24)	0.19	(0.40)	(1.04)	(1.44)	19.29	0.77	1,157,708	0.74	0.74	2.14	22
R3	20.66	0.31	(0.25)	0.06	(0.27)	(1.04)	(1.31)	19.41	0.12	46,820	1.36	1.36	1.53	22
R4	20.69	0.37	(0.24)	0.13	(0.34)	(1.04)	(1.38)	19.44	0.43	70,446	1.06	1.06	1.83	22
R5	20.78	0.43	(0.23)	0.20	(0.40)	(1.04)	(1.44)	19.54	0.78	79,557	0.76	0.76	2.13	22
R6	20.83	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.58	0.83	34,957	0.66	0.66	2.22	22
Y	20.83	0.45	(0.25)	0.20	(0.41)	(1.04)	(1.45)	19.58	0.79	140,057	0.70	0.70	2.19	22
F	20.54	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.29	0.85	774,529	0.65	0.65	2.23	22

For the Year Ended October 31, 2017
A	$17.97	$0.35	$3.24	$3.59	$(0.32)	$(0.60)	$(0.92)	$20.64	20.51%	$1,685,398	1.00%	1.00%	1.83%	16%
C	17.89	0.21	3.21	3.42	(0.18)	(0.60)	(0.78)	20.53	19.56	449,104	1.74	1.74	1.09	16
I	17.89	0.39	3.23	3.62	(0.37)	(0.60)	(0.97)	20.54	20.76	1,111,235	0.78	0.78	2.03	16
R3	17.99	0.28	3.24	3.52	(0.25)	(0.60)	(0.85)	20.66	20.06	57,341	1.37	1.37	1.46	16
R4	18.02	0.34	3.24	3.58	(0.31)	(0.60)	(0.91)	20.69	20.39	79,632	1.06	1.06	1.77	16
R5	18.09	0.40	3.26	3.66	(0.37)	(0.60)	(0.97)	20.78	20.77	83,048	0.76	0.76	2.06	16
R6	18.13	0.41	3.28	3.69	(0.39)	(0.60)	(0.99)	20.83	20.91	29,284	0.66	0.66	2.10	16
Y	18.13	0.45	3.23	3.68	(0.38)	(0.60)	(0.98)	20.83	20.88	141,479	0.67	0.67	2.35	16
F(5)	19.22	0.24	1.37	1.61	(0.29)	—	(0.29)	20.54	8.45 (6)	674,626	0.66 (7)	0.66 (7)	1.84 (7)	16

For the Year Ended October 31, 2016
A	$18.70	$0.36	$0.64	$1.00	$(0.33)	$(1.40)	$(1.73)	$17.97	6.13%	$1,676,572	1.04%	1.04%	2.03%	14%
B	18.72	0.34	0.64	0.98	(0.30)	(1.40)	(1.70)	18.00	6.01	6,930	1.18	1.18	1.95	14
C	18.61	0.23	0.65	0.88	(0.20)	(1.40)	(1.60)	17.89	5.45	452,909	1.76	1.76	1.30	14
I	18.62	0.39	0.66	1.05	(0.38)	(1.40)	(1.78)	17.89	6.45	966,338	0.78	0.78	2.25	14
R3	18.72	0.30	0.64	0.94	(0.27)	(1.40)	(1.67)	17.99	5.77	54,732	1.38	1.38	1.68	14
R4	18.74	0.35	0.65	1.00	(0.32)	(1.40)	(1.72)	18.02	6.14	76,745	1.07	1.07	1.98	14
R5	18.81	0.41	0.64	1.05	(0.37)	(1.40)	(1.77)	18.09	6.42	65,276	0.77	0.77	2.31	14
R6	18.84	0.42	0.66	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	14,551	0.67	0.67	2.38	14
Y	18.84	0.41	0.67	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	386,011	0.67	0.67	2.35	14

For the Year Ended October 31, 2015
A	$19.04	$0.35	$0.18	$0.53	$(0.35)	$(0.52)	$(0.87)	$18.70	2.95%	$1,757,486	1.02%	1.02%	1.87%	20%
B	19.05	0.33	0.18	0.51	(0.32)	(0.52)	(0.84)	18.72	2.82	13,915	1.16	1.16	1.75	20
C	18.96	0.21	0.18	0.39	(0.22)	(0.52)	(0.74)	18.61	2.18	461,099	1.76	1.76	1.12	20
I	18.97	0.40	0.17	0.57	(0.40)	(0.52)	(0.92)	18.62	3.18	835,297	0.76	0.76	2.13	20
R3	19.06	0.29	0.18	0.47	(0.29)	(0.52)	(0.81)	18.72	2.61	56,026	1.36	1.36	1.52	20
R4	19.08	0.34	0.18	0.52	(0.34)	(0.52)	(0.86)	18.74	2.92	74,473	1.06	1.06	1.82	20
R5	19.15	0.40	0.18	0.58	(0.40)	(0.52)	(0.92)	18.81	3.22	76,741	0.76	0.76	2.15	20
R6(9)	19.39	0.35	0.04	0.39	(0.42)	(0.52)	(0.94)	18.84	2.20 (6)	13,902	0.69 (7)	0.69 (7)	1.93 (7)	20
Y	19.19	0.42	0.17	0.59	(0.42)	(0.52)	(0.94)	18.84	3.26	246,177	0.66	0.66	2.22	20

The accompanying notes are an integral part of these financial statements.

90

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Growth Opportunities Fund

For the Year Ended October 31, 2019
A	$45.89	$(0.25)	$4.35	$4.10	$—	$(10.54)	$(10.54)	$39.45	13.64%	$2,089,246	1.12%	1.11%		(0.64)%		66%
C	29.36	(0.29)	1.97	1.68	—	(10.54)	(10.54)	20.50	12.79	281,545	1.86	1.86		(1.39)		66
I	47.99	(0.16)	4.66	4.50	—	(10.54)	(10.54)	41.95	13.94	1,500,756	0.85	0.85		(0.38)		66
R3	45.98	(0.39)	4.36	3.97	—	(10.54)	(10.54)	39.41	13.25	44,757	1.47	1.46		(1.00)		66
R4	48.38	(0.29)	4.71	4.42	—	(10.54)	(10.54)	42.26	13.57	67,104	1.15	1.15		(0.69)		66
R5	50.48	(0.17)	5.01	4.84	—	(10.54)	(10.54)	44.78	13.92	25,396	0.85	0.85		(0.39)		66
R6	51.18	(0.13)	5.12	4.99	—	(10.54)	(10.54)	45.63	14.03	22,765	0.75	0.75		(0.29)		66
Y	51.18	(0.15)	5.13	4.98	—	(10.54)	(10.54)	45.62	14.00	164,390	0.83	0.79		(0.33)		66
F	48.07	(0.12)	4.68	4.56	—	(10.54)	(10.54)	42.09	14.07	526,379	0.74	0.74		(0.28)		66

For the Year Ended October 31, 2018
A	$46.20	$(0.29)	$3.86	$3.57	$—	$(3.88)	$(3.88)	$45.89	8.31%	$2,013,200	1.11%	1.11%		(0.61)%		122%
C	31.15	(0.41)	2.50	2.09	—	(3.88)	(3.88)	29.36	7.49	321,653	1.85	1.85		(1.35)		122
I	48.01	(0.17)	4.03	3.86	—	(3.88)	(3.88)	47.99	8.62	1,674,141	0.84	0.84		(0.34)		122
R3	46.43	(0.45)	3.88	3.43	—	(3.88)	(3.88)	45.98	7.94	47,707	1.46	1.45		(0.95)		122
R4	48.52	(0.32)	4.06	3.74	—	(3.88)	(3.88)	48.38	8.28	79,229	1.15	1.15		(0.65)		122
R5	50.31	(0.18)	4.23	4.05	—	(3.88)	(3.88)	50.48	8.60	19,708	0.86	0.86		(0.35)		122
R6	50.91	(0.14)	4.29	4.15	—	(3.88)	(3.88)	51.18	8.71	12,061	0.75	0.75		(0.26)		122
Y	50.92	(0.15)	4.29	4.14	—	(3.88)	(3.88)	51.18	8.68	127,721	0.78	0.78		(0.28)		122
F	48.05	(0.12)	4.02	3.90	—	(3.88)	(3.88)	48.07	8.71	401,565	0.75	0.75		(0.25)		122

For the Year Ended October 31, 2017
A	$37.66	$(0.23)	$10.17	$9.94	$—	$(1.40)	$(1.40)	$46.20	27.40%	$1,914,743	1.11%	1.10%		(0.57)%		119%
C	26.03	(0.36)	6.88	6.52	—	(1.40)	(1.40)	31.15	26.46	412,184	1.86	1.86		(1.32)		119
I	39.00	(0.15)	10.56	10.41	—	(1.40)	(1.40)	48.01	27.67	1,546,058	0.89	0.89		(0.35)		119
R3	37.96	(0.37)	10.24	9.87	—	(1.40)	(1.40)	46.43	26.95	48,315	1.46	1.45		(0.92)		119
R4	39.50	(0.26)	10.68	10.42	—	(1.40)	(1.40)	48.52	27.33	81,413	1.15	1.15		(0.62)		119
R5	40.78	(0.14)	11.07	10.93	—	(1.40)	(1.40)	50.31	27.74	16,530	0.86	0.85		(0.32)		119
R6	41.21	(0.12)	11.22	11.10	—	(1.40)	(1.40)	50.91	27.86	4,554	0.76	0.75		(0.26)		119
Y	41.23	(0.09)	11.18	11.09	—	(1.40)	(1.40)	50.92	27.83	104,645	0.77	0.77		(0.22)		119
F(5)	40.07	(0.10)	8.08	7.98	—	—	—	48.05	19.92 (6)	617,087	0.75 (7)	0.75	(7)	(0.34	)(7)	119

For the Year Ended October 31, 2016
A	$40.68	$(0.20)	$0.55	$0.35	$—	$(3.37)	$(3.37)	$37.66	1.04%	$1,747,532	1.14%	1.14	%(13)	(0.55)%		117%
B	29.08	(0.37)	0.35	(0.02)	—	(3.37)	(3.37)	25.69	0.09	4,249	2.09	2.06	(13)	(1.45)		117
C	29.37	(0.33)	0.36	0.03	—	(3.37)	(3.37)	26.03	0.28	420,107	1.89	1.89	(13)	(1.29)		117
I	41.98	(0.12)	0.57	0.45	(0.06)	(3.37)	(3.43)	39.00	1.25	1,726,408	0.93	0.93	(13)	(0.32)		117
R3	41.11	(0.33)	0.55	0.22	—	(3.37)	(3.37)	37.96	0.71	47,559	1.47	1.47	(13)	(0.87)		117
R4	42.51	(0.22)	0.58	0.36	—	(3.37)	(3.37)	39.50	1.02	72,213	1.17	1.17	(13)	(0.57)		117
R5	43.73	(0.08)	0.57	0.49	(0.07)	(3.37)	(3.44)	40.78	1.30	14,791	0.87	0.86	(13)	(0.20)		117
R6	44.15	(0.07)	0.61	0.54	(0.11)	(3.37)	(3.48)	41.21	1.40	942	0.77	0.77	(13)	(0.17)		117
Y	44.17	(0.08)	0.62	0.54	(0.11)	(3.37)	(3.48)	41.23	1.40	231,037	0.77	0.77	(13)	(0.19)		117

For the Year Ended October 31, 2015
A	$43.76	$(0.17)	$4.82	$4.65	$—	$(7.73)	$(7.73)	$40.68	12.72%	$1,853,433	1.12%	1.12%		(0.42)%		93%
B	33.71	(0.39)	3.49	3.10	—	(7.73)	(7.73)	29.08	11.72	15,256	2.04	2.03		(1.32)		93
C	33.91	(0.34)	3.53	3.19	—	(7.73)	(7.73)	29.37	11.95	401,542	1.86	1.86		(1.17)		93
I	44.82	(0.09)	4.98	4.89	—	(7.73)	(7.73)	41.98	12.99	2,433,134	0.89	0.89		(0.21)		93
R3	44.25	(0.31)	4.90	4.59	—	(7.73)	(7.73)	41.11	12.39	44,347	1.45	1.45		(0.76)		93
R4	45.39	(0.19)	5.04	4.85	—	(7.73)	(7.73)	42.51	12.70	60,775	1.15	1.15		(0.45)		93
R5	46.36	(0.07)	5.17	5.10	—	(7.73)	(7.73)	43.73	13.02	123,897	0.84	0.84		(0.15)		93
R6(9)	47.09	(0.06)	4.85	4.79	—	(7.73)	(7.73)	44.15	12.16 (6)	11	0.82 (7)	0.82	(7)	(0.14	)(7)	93
Y	46.70	(0.04)	5.24	5.20	—	(7.73)	(7.73)	44.17	13.16	188,938	0.75	0.75		(0.09)		93

The accompanying notes are an integral part of these financial statements.

91

Hartford Domestic Equity Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Healthcare Fund

For the Year Ended October 31, 2019
A	$34.38	$(0.10)	$3.83	$3.73	$—	$(2.48)	$(2.48)	$35.63	12.02%	$666,181	1.30%	1.30%	(0.30)%	35%
C	27.98	(0.28)	3.02	2.74	—	(2.48)	(2.48)	28.24	11.17	138,539	2.05	2.05	(1.06)	35
I	36.11	0.00	(21)	4.05	4.05	—	(2.48)	(2.48)	37.68	12.36	297,000	1.01	1.01	(0.01)	35
R3	35.32	(0.21)	3.93	3.72	—	(2.48)	(2.48)	36.56	11.66	33,948	1.62	1.62	(0.62)	35
R4	37.12	(0.12)	4.17	4.05	—	(2.48)	(2.48)	38.69	12.00	26,699	1.32	1.32	(0.32)	35
R5	38.82	(0.01)	4.38	4.37	—	(2.48)	(2.48)	40.71	12.32	6,170	1.02	1.02	(0.04)	35
R6(14)	39.22	0.02	2.04	2.06	—	—	—	41.28	5.25	(6)	1,341	0.91	(7)	0.91	(7)	0.06	(7)	35
Y	39.29	0.01	4.45	4.46	—	(2.48)	(2.48)	41.27	12.40	72,515	0.97	0.96	0.03	35
F	36.17	0.02	4.08	4.10	—	(2.48)	(2.48)	37.79	12.48	29,108	0.91	0.91	0.06	35

For the Year Ended October 31, 2018
A	$34.86	$(0.14)	$1.45	$1.31	$—	$(1.79)	$(1.79)	$34.38	3.86%	$682,175	1.28%	1.28%	(0.40)%	27%
C	28.90	(0.33)	1.20	0.87	—	(1.79)	(1.79)	27.98	3.10	160,084	2.03	2.02	(1.13)	27
I	36.43	(0.04)	1.51	1.47	—	(1.79)	(1.79)	36.11	4.15	379,392	1.00	1.00	(0.11)	27
R3	35.87	(0.26)	1.50	1.24	—	(1.79)	(1.79)	35.32	3.55	38,412	1.61	1.61	(0.72)	27
R4	37.50	(0.16)	1.57	1.41	—	(1.79)	(1.79)	37.12	3.86	32,373	1.30	1.30	(0.42)	27
R5	39.03	(0.05)	1.63	1.58	—	(1.79)	(1.79)	38.82	4.15	7,757	1.02	1.02	(0.13)	27
Y	39.45	(0.01)	1.64	1.63	—	(1.79)	(1.79)	39.29	4.24	52,896	0.92	0.92	(0.03)	27
F	36.45	—	1.51	1.51	—	(1.79)	(1.79)	36.17	4.26	76,003	0.90	0.90	(0.01)	27

For the Year Ended October 31, 2017
A	$30.96	$(0.12)	$7.04	$6.92	$—	$(3.02)	$(3.02)	$34.86	24.28%	$714,694	1.29%	1.29%	(0.36)%	23%
C	26.34	(0.30)	5.88	5.58	—	(3.02)	(3.02)	28.90	23.37	242,421	2.04	2.03	(1.10)	23
I	32.15	(0.04)	7.34	7.30	—	(3.02)	(3.02)	36.43	24.59	351,686	1.03	1.03	(0.11)	23
R3	31.87	(0.23)	7.25	7.02	—	(3.02)	(3.02)	35.87	23.87	45,673	1.61	1.61	(0.68)	23
R4	33.10	(0.13)	7.55	7.42	—	(3.02)	(3.02)	37.50	24.22	35,927	1.31	1.31	(0.38)	23
R5	34.23	(0.03)	7.85	7.82	—	(3.02)	(3.02)	39.03	24.62	6,888	1.01	1.01	(0.08)	23
Y	34.54	(0.01)	7.94	7.93	—	(3.02)	(3.02)	39.45	24.72	45,193	0.93	0.93	(0.02)	23
F(5)	33.96	0.01	2.48	2.49	—	—	—	36.45	7.33	(6)	61,710	0.90	(7)	0.90	(7)	0.04	(7)	23

For the Year Ended October 31, 2016
A	$38.70	$(0.12)	$(2.52)	$(2.64)	$(0.55)	$(4.55)	$(5.10)	$30.96	(8.11)%	$757,038	1.33%	1.33%	(0.36)%	35%
B	33.41	(0.36)	(2.15)	(2.51)	(0.13)	(4.55)	(4.68)	26.22	(8.94)	2,056	2.24	2.22	(1.26)	35
C	33.73	(0.31)	(2.15)	(2.46)	(0.38)	(4.55)	(4.93)	26.34	(8.78)	254,009	2.06	2.06	(1.10)	35
I	39.98	(0.03)	(2.61)	(2.64)	(0.64)	(4.55)	(5.19)	32.15	(7.86)	228,463	1.07	1.07	(0.09)	35
R3	39.69	(0.22)	(2.61)	(2.83)	(0.44)	(4.55)	(4.99)	31.87	(8.38)	43,993	1.62	1.62	(0.66)	35
R4	41.01	(0.13)	(2.69)	(2.82)	(0.54)	(4.55)	(5.09)	33.10	(8.09)	38,273	1.32	1.32	(0.36)	35
R5	42.22	(0.02)	(2.79)	(2.81)	(0.63)	(4.55)	(5.18)	34.23	(7.82)	5,342	1.03	1.03	(0.06)	35
Y	42.54	0.02	(2.80)	(2.78)	(0.67)	(4.55)	(5.22)	34.54	(7.72)	51,125	0.92	0.92	0.05	35

For the Year Ended October 31, 2015
A	$36.60	$(0.18)	$4.77	$4.59	$—	$(2.49)	$(2.49)	$38.70	13.19%	$914,414	1.28%	1.28%	(0.46)%	39%
B	32.18	(0.46)	4.18	3.72	—	(2.49)	(2.49)	33.41	12.23	6,239	2.15	2.15	(1.35)	39
C	32.42	(0.41)	4.21	3.80	—	(2.49)	(2.49)	33.73	12.40	310,668	2.02	2.02	(1.19)	39
I	37.63	(0.07)	4.91	4.84	—	(2.49)	(2.49)	39.98	13.51	266,553	1.01	1.01	(0.18)	39
R3	37.58	(0.31)	4.91	4.60	—	(2.49)	(2.49)	39.69	12.85	59,135	1.61	1.61	(0.78)	39
R4	38.64	(0.20)	5.06	4.86	—	(2.49)	(2.49)	41.01	13.19	51,253	1.30	1.30	(0.48)	39
R5	39.60	(0.08)	5.19	5.11	—	(2.49)	(2.49)	42.22	13.52	5,326	1.01	1.01	(0.18)	39
Y	39.85	(0.03)	5.21	5.18	—	(2.49)	(2.49)	42.54	13.64	8,834	0.90	0.90	(0.08)	39

The accompanying notes are an integral part of these financial statements.

92

Hartford Domestic Equity Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford MidCap Fund

For the Year Ended October 31, 2019
A	$30.03	$(0.09)	$3.80	$3.71	$—	$(3.40)	$(3.40)	$30.34	14.93%	$2,820,971	1.11%	1.10%	(0.32)%	31%
C	21.90	(0.22)	2.55	2.33	—	(3.40)	(3.40)	20.83	14.10	498,057	1.86	1.86	(1.08)	31
I	30.91	(0.02)	3.94	3.92	—	(3.40)	(3.40)	31.43	15.25	4,168,592	0.85	0.85	(0.06)	31
R3	33.31	(0.22)	4.29	4.07	—	(3.40)	(3.40)	33.98	14.54	96,409	1.45	1.45	(0.67)	31
R4	34.59	(0.12)	4.50	4.38	—	(3.40)	(3.40)	35.57	14.89	266,390	1.16	1.14	(0.36)	31
R5	35.55	(0.02)	4.64	4.62	—	(3.40)	(3.40)	36.77	15.23	497,712	0.84	0.84	(0.07)	31
R6	35.90	0.02	4.70	4.72	—	(3.40)	(3.40)	37.22	15.37	1,731,890	0.74	0.74	0.04	31
Y	35.87	0.00	(21)	4.70	4.70	—	(3.40)	(3.40)	37.17	15.32	1,571,851	0.82	0.78	0.01	31
F	30.96	0.01	3.95	3.96	—	(3.40)	(3.40)	31.52	15.36	2,259,594	0.74	0.74	0.04	31

For the Year Ended October 31, 2018
A	$30.36	$(0.12)	$1.20	$1.08	$—	$(1.41)	$(1.41)	$30.03	3.63%	$2,592,610	1.11%	1.10%	(0.39)%	37%
C	22.67	(0.27)	0.91	0.64	—	(1.41)	(1.41)	21.90	2.84	580,708	1.85	1.85	(1.14)	37
I	31.12	(0.03)	1.23	1.20	—	(1.41)	(1.41)	30.91	3.91	3,666,464	0.82	0.82	(0.11)	37
R3	33.64	(0.26)	1.34	1.08	—	(1.41)	(1.41)	33.31	3.23	102,632	1.46	1.46	(0.75)	37
R4	34.78	(0.16)	1.38	1.22	—	(1.41)	(1.41)	34.59	3.57	289,049	1.16	1.15	(0.43)	37
R5	35.59	(0.05)	1.42	1.37	—	(1.41)	(1.41)	35.55	3.89	468,146	0.85	0.85	(0.13)	37
R6	35.90	(0.01)	1.42	1.41	—	(1.41)	(1.41)	35.90	3.97	1,014,518	0.75	0.75	(0.04)	37
Y	35.88	(0.02)	1.42	1.40	—	(1.41)	(1.41)	35.87	3.95	1,934,520	0.78	0.78	(0.06)	37
F	31.15	(0.01)	1.23	1.22	—	(1.41)	(1.41)	30.96	3.97	1,648,425	0.75	0.75	(0.03)	37

For the Year Ended October 31, 2017
A	$24.25	$(0.11)	$7.00	$6.89	$—	$(0.78)	$(0.78)	$30.36	29.02%	$2,482,275	1.13%	1.12%	(0.38)%	30%
C	18.42	(0.23)	5.26	5.03	—	(0.78)	(0.78)	22.67	28.07	717,521	1.87	1.87	(1.12)	30
I	24.79	(0.05)	7.16	7.11	—	(0.78)	(0.78)	31.12	29.28	2,996,705	1.02	0.89	(0.17)	30
R3	26.88	(0.22)	7.76	7.54	—	(0.78)	(0.78)	33.64	28.59	90,582	1.47	1.47	(0.73)	30
R4	27.69	(0.14)	8.01	7.87	—	(0.78)	(0.78)	34.78	28.95	263,236	1.16	1.16	(0.43)	30
R5	28.24	(0.04)	8.17	8.13	—	(0.78)	(0.78)	35.59	29.32	356,166	0.86	0.86	(0.14)	30
R6	28.45	(0.05)	8.28	8.23	—	(0.78)	(0.78)	35.90	29.45	431,183	0.76	0.76	(0.14)	30
Y	28.44	(0.01)	8.23	8.22	—	(0.78)	(0.78)	35.88	29.43	1,847,676	0.78	0.78	(0.04)	30
F(5)	27.52	(0.03)	3.66	3.63	—	—	—	31.15	13.19	(6)	1,244,732	0.76	(7)	0.76	(7)	(0.15	)(7)	30

For the Year Ended October 31, 2016
A	$26.47	$(0.07)	$(0.22)	$(0.29)	$—	$(1.93)	$(1.93)	$24.25	(0.79)%	$2,041,826	1.17%	1.17%	(0.29)%	31%
B	20.13	(0.21)	(0.19)	(0.40)	—	(1.93)	(1.93)	17.80	(1.66)	16,842	2.06	2.06	(1.16)	31
C	20.73	(0.18)	(0.20)	(0.38)	—	(1.93)	(1.93)	18.42	(1.50)	611,311	1.89	1.89	(1.01)	31
I	26.96	(0.04)	(0.20)	(0.24)	—	(1.93)	(1.93)	24.79	(0.57)	1,725,700	1.02	1.02	(0.18)	31
R3	29.20	(0.16)	(0.23)	(0.39)	—	(1.93)	(1.93)	26.88	(1.07)	71,711	1.48	1.48	(0.59)	31
R4	29.93	(0.08)	(0.23)	(0.31)	—	(1.93)	(1.93)	27.69	(0.76)	165,137	1.18	1.18	(0.30)	31
R5	30.39	—	(0.22)	(0.22)	—	(1.93)	(1.93)	28.24	(0.47)	193,533	0.87	0.87	—	31
R6	30.58	—	(0.20)	(0.20)	—	(1.93)	(1.93)	28.45	(0.36)	26,352	0.77	0.77	0.01	31
Y	30.57	0.03	(0.23)	(0.20)	—	(1.93)	(1.93)	28.44	(0.36)	1,490,965	0.77	0.77	0.10	31

For the Year Ended October 31, 2015
A	$27.38	$(0.09)	$1.85	$1.76	$—	$(2.67)	$(2.67)	$26.47	7.28%	$2,048,529	1.14%	1.14%	(0.35)%	29%
B	21.65	(0.25)	1.40	1.15	—	(2.67)	(2.67)	20.13	6.28	24,665	2.03	2.03	(1.22)	29
C	22.18	(0.23)	1.45	1.22	—	(2.67)	(2.67)	20.73	6.46	626,345	1.88	1.88	(1.09)	29
I	27.78	(0.02)	1.87	1.85	—	(2.67)	(2.67)	26.96	7.52	702,566	0.87	0.87	(0.09)	29
R3	30.02	(0.20)	2.05	1.85	—	(2.67)	(2.67)	29.20	6.91	76,925	1.47	1.47	(0.69)	29
R4	30.61	(0.11)	2.10	1.99	—	(2.67)	(2.67)	29.93	7.26	135,698	1.16	1.16	(0.39)	29
R5	30.96	(0.03)	2.13	2.10	—	(2.67)	(2.67)	30.39	7.59	164,879	0.86	0.86	(0.09)	29
R6(9)	31.11	(0.04)	2.18	2.14	—	(2.67)	(2.67)	30.58	7.65	(6)	1,230	0.77	(7)	0.77	(7)	(0.13	)(7)	29
Y	31.10	0.01	2.13	2.14	—	(2.67)	(2.67)	30.57	7.66	1,201,917	0.76	0.76	0.04	29

The accompanying notes are an integral part of these financial statements.

93

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford MidCap Value Fund

For the Year Ended October 31, 2019
A	$14.54	$0.08	$1.44	$1.52	$(0.04)	$(1.59)	$(1.63)	$14.43	12.74%	$309,996	1.23%	1.23%		0.61%	55%
C	11.97	(0.02)	1.15	1.13	—	(1.59)	(1.59)	11.51	11.99	15,910	1.99	1.99		(0.14)	55
I	14.68	0.13	1.46	1.59	(0.08)	(1.59)	(1.67)	14.60	13.20	31,173	0.89	0.89		0.95	55
R3	15.23	0.05	1.53	1.58	—	(1.59)	(1.59)	15.22	12.42	8,034	1.52	1.52		0.33	55
R4	15.55	0.09	1.57	1.66	(0.04)	(1.59)	(1.63)	15.58	12.77	11,865	1.21	1.21		0.64	55
R5	15.76	0.16	1.57	1.73	(0.08)	(1.59)	(1.67)	15.82	13.14	1,592	0.92	0.92		1.06	55
Y	15.80	0.15	1.60	1.75	(0.09)	(1.59)	(1.68)	15.87	13.23	12,624	0.89	0.85		0.98	55
F	14.69	0.14	1.46	1.60	(0.10)	(1.59)	(1.69)	14.60	13.27	314,566	0.80	0.80		1.03	55

For the Year Ended October 31, 2018
A	$15.62	$0.03	$(0.72)	$(0.69)	$—	$(0.39)	$(0.39)	$14.54	(4.56)%	$284,646	1.22%	1.22%		0.18%	49%
C	13.03	(0.07)	(0.60)	(0.67)	—	(0.39)	(0.39)	11.97	(5.26)	17,909	1.98	1.97		(0.57)	49
I	15.72	0.08	(0.73)	(0.65)	—	(0.39)	(0.39)	14.68	(4.27)	34,656	0.90	0.90		0.50	49
R3	16.39	(0.02)	(0.75)	(0.77)	—	(0.39)	(0.39)	15.23	(4.84)	9,555	1.52	1.52		(0.13)	49
R4	16.68	0.03	(0.77)	(0.74)	—	(0.39)	(0.39)	15.55	(4.52)	11,639	1.22	1.22		0.18	49
R5	16.88	0.08	(0.78)	(0.70)	(0.03)	(0.39)	(0.42)	15.76	(4.32)	8,087	0.91	0.91		0.48	49
Y	16.93	0.09	(0.79)	(0.70)	(0.04)	(0.39)	(0.43)	15.80	(4.23)	11,371	0.86	0.86		0.52	49
F	15.76	0.10	(0.73)	(0.63)	(0.05)	(0.39)	(0.44)	14.69	(4.18)	252,917	0.80	0.80		0.61	49

For the Year Ended October 31, 2017
A	$13.98	$0.01	$2.65	$2.66	$—	$(1.02)	$(1.02)	$15.62	19.67%	$291,082	1.23%	1.23%		0.06%	40%
C	11.90	(0.08)	2.23	2.15	—	(1.02)	(1.02)	13.03	18.66	35,520	1.96	1.96		(0.67)	40
I	14.09	0.03	2.67	2.70	(0.05)	(1.02)	(1.07)	15.72	19.81	43,342	1.20	1.10		0.20	40
R3	14.67	(0.04)	2.78	2.74	—	(1.02)	(1.02)	16.39	19.26	11,923	1.52	1.52		(0.23)	40
R4	14.87	0.01	2.82	2.83	—	(1.02)	(1.02)	16.68	19.58	12,637	1.21	1.21		0.08	40
R5	15.03	0.06	2.86	2.92	(0.05)	(1.02)	(1.07)	16.88	20.06	11,445	0.91	0.91		0.38	40
Y	15.07	0.08	2.86	2.94	(0.06)	(1.02)	(1.08)	16.93	20.10	28,403	0.82	0.82		0.48	40
F(5)	14.97	0.05	0.74	0.79	—	—	—	15.76	5.28 (6)	238,682	0.81 (7)	0.81	(7)	0.46 (7)	40

For the Year Ended October 31, 2016
A	$15.11	$0.03	$(0.03)	$—	$(0.02)	$(1.11)	$(1.13)	$13.98	0.18%	$246,023	1.30%	1.30	%(15)	0.18%	56%
B	13.15	(0.07)	(0.03)	(0.10)	—	(1.11)	(1.11)	11.94	(0.57)	637	2.42	2.12	(15)	(0.63)	56
C	13.09	(0.06)	(0.02)	(0.08)	—	(1.11)	(1.11)	11.90	(0.42)	35,965	2.02	2.02	(15)	(0.54)	56
I	15.22	0.05	(0.01)	0.04	(0.06)	(1.11)	(1.17)	14.09	0.48	83,155	1.06	1.06	(15)	0.39	56
R3	15.82	(0.01)	(0.03)	(0.04)	—	(1.11)	(1.11)	14.67	(0.07)	11,396	1.56	1.56	(15)	(0.07)	56
R4	15.99	0.03	(0.02)	0.01	(0.02)	(1.11)	(1.13)	14.87	0.30	13,448	1.25	1.25	(15)	0.23	56
R5	16.15	0.08	(0.03)	0.05	(0.06)	(1.11)	(1.17)	15.03	0.54	9,831	0.95	0.95	(15)	0.52	56
Y	16.19	0.09	(0.03)	0.06	(0.07)	(1.11)	(1.18)	15.07	0.63	79,990	0.85	0.85	(15)	0.63	56

For the Year Ended October 31, 2015
A	$16.73	$0.02	$0.25	$0.27	$(0.02)	$(1.87)	$(1.89)	$15.11	2.28%	$229,953	1.25%	1.25%		0.11%	33%
B	14.91	(0.10)	0.21	0.11	—	(1.87)	(1.87)	13.15	1.37	1,417	2.28	2.09		(0.75)	33
C	14.84	(0.08)	0.20	0.12	—	(1.87)	(1.87)	13.09	1.45	41,149	1.97	1.97		(0.62)	33
I	16.85	0.07	0.25	0.32	(0.08)	(1.87)	(1.95)	15.22	2.57	29,987	0.92	0.92		0.42	33
R3	17.45	(0.03)	0.27	0.24	—	(1.87)	(1.87)	15.82	1.97	10,204	1.52	1.52		(0.19)	33
R4	17.61	0.02	0.27	0.29	(0.04)	(1.87)	(1.91)	15.99	2.26	11,711	1.21	1.21		0.15	33
R5	17.75	0.07	0.28	0.35	(0.08)	(1.87)	(1.95)	16.15	2.62	7,564	0.92	0.92		0.44	33
Y	17.78	0.09	0.28	0.37	(0.09)	(1.87)	(1.96)	16.19	2.73	158,691	0.81	0.81		0.54	33

The accompanying notes are an integral part of these financial statements.

94

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Quality Value Fund

For the Year Ended October 31, 2019
A	$20.00	$0.38	$1.99		$2.37	$(0.28)	$(0.98)	$(1.26)	$21.11	13.10%		$169,771	1.00%	0.90%		1.95%	23%
C	17.12	0.20	1.71		1.91	—	(0.98)	(0.98)	18.05	12.23		6,834	1.76	1.67		1.21	23
I	19.78	0.45	1.94		2.39	(0.34)	(0.98)	(1.32)	20.85	13.49		12,796	0.65	0.56		2.30	23
R3	20.29	0.34	2.01		2.35	(0.21)	(0.98)	(1.19)	21.45	12.78		1,240	1.27	1.16		1.69	23
R4	20.49	0.40	2.04		2.44	(0.27)	(0.98)	(1.25)	21.68	13.17		6,014	0.95	0.86		1.99	23
R5	20.67	0.47	2.04		2.51	(0.33)	(0.98)	(1.31)	21.87	13.46		230	0.67	0.58		2.33	23
R6	20.74	0.47	2.06		2.53	(0.36)	(0.98)	(1.34)	21.93	13.57		34	0.56	0.46		2.26	23
Y	20.72	0.47	2.05		2.52	(0.35)	(0.98)	(1.33)	21.91	13.50		622	0.64	0.55		2.29	23
F	19.77	0.48	1.92		2.40	(0.36)	(0.98)	(1.34)	20.83	13.58		11,040	0.55	0.46		2.52	23

For the Year Ended October 31, 2018
A	$20.49	$0.31	$0.16		$0.47	$(0.20)	$(0.76)	$(0.96)	$20.00	2.25%		$164,325	1.06%	1.04%		1.52%	85%
C	17.67	0.14	0.15		0.29	(0.08)	(0.76)	(0.84)	17.12	1.53		9,082	1.81	1.79		0.80	85
I	20.25	0.38	0.16		0.54	(0.25)	(0.76)	(1.01)	19.78	2.60		12,974	0.71	0.69		1.87	85
R3	20.70	0.26	0.17		0.43	(0.08)	(0.76)	(0.84)	20.29	2.03		1,075	1.34	1.30		1.26	85
R4	20.95	0.33	0.16		0.49	(0.19)	(0.76)	(0.95)	20.49	2.29		6,014	1.04	1.01		1.55	85
R5	21.13	0.38	0.17		0.55	(0.25)	(0.76)	(1.01)	20.67	2.57		504	0.74	0.72		1.76	85
R6(16)	20.99	0.28	(0.53	)(17)	(0.25)	—	—	—	20.74	(1.19	)(6)	10	0.61 (7)	0.59	(7)	1.95 (7)	85
Y	21.19	0.40	0.17		0.57	(0.28)	(0.76)	(1.04)	20.72	2.65		601	0.68	0.66		1.90	85
F	20.26	0.39	0.17		0.56	(0.29)	(0.76)	(1.05)	19.77	2.71		88,336	0.62	0.60		1.94	85

For the Year Ended October 31, 2017
A	$17.94	$0.19	$2.64		$2.83	$(0.14)	$(0.14)	$(0.28)	$20.49	15.89%		$180,059	1.20%	1.20%		0.95%	39%
C	15.52	0.04	2.28		2.32	(0.03)	(0.14)	(0.17)	17.67	15.05		20,312	1.93	1.93		0.22	39
I	17.75	0.24	2.60		2.84	(0.20)	(0.14)	(0.34)	20.25	16.19		15,561	0.94	0.94		1.22	39
R3	18.13	0.13	2.66		2.79	(0.08)	(0.14)	(0.22)	20.70	15.48		1,448	1.54	1.53		0.63	39
R4	18.34	0.19	2.70		2.89	(0.14)	(0.14)	(0.28)	20.95	15.87		7,550	1.20	1.20		0.96	39
R5	18.49	0.23	2.75		2.98	(0.20)	(0.14)	(0.34)	21.13	16.25		480	0.91	0.91		1.17	39
Y	18.55	0.27	2.73		3.00	(0.22)	(0.14)	(0.36)	21.19	16.32		1,052	0.83	0.83		1.31	39
F(5)	19.58	0.16	0.52		0.68	—	—	—	20.26	3.47	(6)	12,030	0.80 (7)	0.80	(7)	1.17 (7)	39

For the Year Ended October 31, 2016
A	$18.66	$0.16	$0.57		$0.73	$(0.21)	$(1.24)	$(1.45)	$17.94	4.71%		$187,475	1.25%	1.25	%(18)	0.93%	41%
B	16.45	0.02	0.48		0.50	(0.01)	(1.24)	(1.25)	15.70	3.75		695	2.41	2.11	(18)	0.11	41
C	16.34	0.03	0.49		0.52	(0.10)	(1.24)	(1.34)	15.52	3.93		22,223	1.97	1.97	(18)	0.21	41
I	18.47	0.21	0.57		0.78	(0.26)	(1.24)	(1.50)	17.75	5.03		19,139	0.92	0.92	(18)	1.23	41
R3	18.83	0.11	0.58		0.69	(0.15)	(1.24)	(1.39)	18.13	4.39		2,783	1.54	1.54	(18)	0.64	41
R4	19.03	0.17	0.59		0.76	(0.21)	(1.24)	(1.45)	18.34	4.73		8,720	1.22	1.22	(18)	0.96	41
R5	19.19	0.22	0.59		0.81	(0.27)	(1.24)	(1.51)	18.49	5.04		2,025	0.92	0.92	(18)	1.27	41
Y	19.24	0.26	0.58		0.84	(0.29)	(1.24)	(1.53)	18.55	5.14		845	0.81	0.81	(18)	1.46	41

For the Year Ended October 31, 2015
A	$20.45	$0.21	$(0.47)		$(0.26)	$(0.13)	$(1.40)	$(1.53)	$18.66	(1.20)%		$207,339	1.21%	1.21%		1.10%	55%
B	18.22	0.03	(0.40)		(0.37)	—	(1.40)	(1.40)	16.45	(1.94)		1,909	2.28	1.97		0.19	55
C	18.14	0.06	(0.42)		(0.36)	(0.04)	(1.40)	(1.44)	16.34	(1.90)		26,763	1.93	1.93		0.36	55
I	20.25	0.27	(0.45)		(0.18)	(0.20)	(1.40)	(1.60)	18.47	(0.78)		27,168	0.88	0.88		1.41	55
R3	20.62	0.15	(0.46)		(0.31)	(0.08)	(1.40)	(1.48)	18.83	(1.45)		3,657	1.52	1.49		0.79	55
R4	20.82	0.22	(0.47)		(0.25)	(0.14)	(1.40)	(1.54)	19.03	(1.11)		11,942	1.19	1.18		1.11	55
R5	20.95	0.28	(0.48)		(0.20)	(0.16)	(1.40)	(1.56)	19.19	(0.87)		2,487	0.90	0.88		1.41	55
Y	21.03	0.30	(0.49)		(0.19)	(0.20)	(1.40)	(1.60)	19.24	(0.77)		1,618	0.79	0.79		1.50	55

The accompanying notes are an integral part of these financial statements.

95

Hartford Domestic Equity Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Small Cap Growth Fund

For the Year Ended October 31, 2019
A	$55.20	$(0.21)	$2.62	$2.41	$—	$(11.90)	$(11.90)	$45.71	8.99%	$195,314	1.24%	1.24%	(0.46)%	48%
C	41.81	(0.34)	1.33	0.99	—	(11.90)	(11.90)	30.90	8.27	15,722	1.89	1.89	(1.11)	48
I	57.17	(0.02)	2.80	2.78	—	(11.90)	(11.90)	48.05	9.41	191,482	0.83	0.83	(0.05)	48
R3	54.70	(0.31)	2.56	2.25	—	(11.90)	(11.90)	45.05	8.72	10,036	1.47	1.47	(0.69)	48
R4	56.99	(0.18)	2.78	2.60	—	(11.90)	(11.90)	47.69	9.05	42,296	1.17	1.17	(0.39)	48
R5	59.48	(0.03)	3.02	2.99	—	(11.90)	(11.90)	50.57	9.40	82,624	0.85	0.85	(0.07)	48
R6	60.16	0.00	(21)	3.10	3.10	—	(11.90)	(11.90)	51.36	9.49	66,260	0.76	0.76	0.01	48
Y	60.20	(0.01)	3.10	3.09	—	(11.90)	(11.90)	51.39	9.44	365,867	0.82	0.80	(0.01)	48
F	57.30	0.01	2.82	2.83	—	(11.90)	(11.90)	48.23	9.49	46,533	0.76	0.76	0.02	48

For the Year Ended October 31, 2018
A	$57.24	$(0.33)	$1.03	$0.70	$—	$(2.74)	$(2.74)	$55.20	1.20%	$203,297	1.21%	1.20%	(0.56)%	66%
C	44.29	(0.55)	0.81	0.26	—	(2.74)	(2.74)	41.81	0.53	23,212	1.88	1.88	(1.22)	66
I	58.97	(0.10)	1.04	0.94	—	(2.74)	(2.74)	57.17	1.59	243,340	0.82	0.82	(0.16)	66
R3	56.89	(0.48)	1.03	0.55	—	(2.74)	(2.74)	54.70	0.94	13,210	1.47	1.47	(0.82)	66
R4	58.98	(0.31)	1.06	0.75	—	(2.74)	(2.74)	56.99	1.26	69,097	1.15	1.15	(0.50)	66
R5	61.26	(0.12)	1.08	0.96	—	(2.74)	(2.74)	59.48	1.56	94,887	0.85	0.85	(0.20)	66
R6	61.87	(0.09)	1.12	1.03	—	(2.74)	(2.74)	60.16	1.66	44,278	0.75	0.75	(0.14)	66
Y	61.93	(0.09)	1.10	1.01	—	(2.74)	(2.74)	60.20	1.63	358,049	0.79	0.79	(0.14)	66
F	59.06	(0.06)	1.04	0.98	—	(2.74)	(2.74)	57.30	1.66	47,999	0.75	0.75	(0.10)	66

For the Year Ended October 31, 2017
A	$44.55	$(0.25)	$13.25	$13.00	$—	$(0.31)	$(0.31)	$57.24	29.28%	$215,743	1.17%	1.16%	(0.48)%	56%
C	34.78	(0.48)	10.30	9.82	—	(0.31)	(0.31)	44.29	28.36	36,531	1.89	1.88	(1.19)	56
I	45.79	(0.18)	13.67	13.49	—	(0.31)	(0.31)	58.97	29.56	429,401	1.03	0.95	(0.33)	56
R3	44.42	(0.41)	13.19	12.78	—	(0.31)	(0.31)	56.89	28.87	14,427	1.48	1.48	(0.79)	56
R4	45.90	(0.26)	13.65	13.39	—	(0.31)	(0.31)	58.98	29.27	76,315	1.16	1.16	(0.48)	56
R5	47.52	(0.10)	14.15	14.05	—	(0.31)	(0.31)	61.26	29.67	118,794	0.86	0.86	(0.17)	56
R6	47.94	(0.06)	14.30	14.24	—	(0.31)	(0.31)	61.87	29.80	10,596	0.76	0.76	(0.11)	56
Y	48.00	(0.05)	14.29	14.24	—	(0.31)	(0.31)	61.93	29.76	370,006	0.78	0.78	(0.09)	56
F(5)	52.62	(0.09)	6.53	6.44	—	—	—	59.06	12.24	(6)	47,409	0.75	(7)	0.75	(7)	(0.24	)(7)	56

For the Year Ended October 31, 2016
A	$48.56	$(0.19)	$0.11	(17)	$(0.08)	$—	$(3.93)	$(3.93)	$44.55	0.02%	$197,738	1.25%	1.25%	(0.44)%	45%
B	39.35	(0.43)	0.05	(17)	(0.38)	—	(3.93)	(3.93)	35.04	(0.84)	606	2.35	2.09	(1.23)	45
C	39.03	(0.39)	0.07	(17)	(0.32)	—	(3.93)	(3.93)	34.78	(0.65)	37,807	1.94	1.94	(1.13)	45
I	49.68	(0.07)	0.11	(17)	0.04	—	(3.93)	(3.93)	45.79	0.28	137,606	0.99	0.99	(0.16)	45
R3	48.54	(0.30)	0.11	(17)	(0.19)	—	(3.93)	(3.93)	44.42	(0.24)	12,708	1.51	1.51	(0.70)	45
R4	49.87	(0.18)	0.14	(17)	(0.04)	—	(3.93)	(3.93)	45.90	0.09	66,273	1.19	1.19	(0.39)	45
R5	51.35	(0.04)	0.14	(17)	0.10	—	(3.93)	(3.93)	47.52	0.40	102,166	0.89	0.89	(0.09)	45
R6	51.73	(0.04)	0.18	(17)	0.14	—	(3.93)	(3.93)	47.94	0.46	4,072	0.79	0.79	(0.09)	45
Y	51.78	0.01	0.14	(17)	0.15	—	(3.93)	(3.93)	48.00	0.50	290,401	0.79	0.79	0.01	45

For the Year Ended October 31, 2015
A	$48.63	$(0.20)	$2.25	$2.05	$—	$(2.12)	$(2.12)	$48.56	4.37%	$243,999	1.21%	1.21%	(0.40)%	70%
B	40.12	(0.48)	1.83	1.35	—	(2.12)	(2.12)	39.35	3.54	1,500	2.20	2.03	(1.18)	70
C	39.77	(0.45)	1.83	1.38	—	(2.12)	(2.12)	39.03	3.62	49,549	1.91	1.91	(1.11)	70
I	49.55	(0.06)	2.31	2.25	—	(2.12)	(2.12)	49.68	4.70	209,184	0.92	0.92	(0.13)	70
R3	48.74	(0.36)	2.28	1.92	—	(2.12)	(2.12)	48.54	4.10	16,184	1.48	1.48	(0.70)	70
R4	49.86	(0.20)	2.33	2.13	—	(2.12)	(2.12)	49.87	4.44	74,037	1.17	1.17	(0.38)	70
R5	51.13	(0.05)	2.39	2.34	—	(2.12)	(2.12)	51.35	4.74	115,719	0.87	0.87	(0.10)	70
R6(9)	51.80	(0.02)	2.07	2.05	—	(2.12)	(2.12)	51.73	4.13	(6)	14	0.87	(7)	0.87	(7)	(0.05	)(7)	70
Y	51.49	0.01	2.40	2.41	—	(2.12)	(2.12)	51.78	4.84	314,145	0.77	0.77	0.02	70

The accompanying notes are an integral part of these financial statements.

96

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Small Cap Value Fund

For the Year Ended October 31, 2019
A	$13.65	$0.10	$(0.04)		$0.06	$(0.03)	$(3.33)	$(3.36)	$10.35	3.46%		$47,037	1.37%	1.27%		0.98%	140%
C	12.35	0.02	(0.08)		(0.06)	—	(3.33)	(3.33)	8.96	2.60		3,719	2.14	2.04		0.26	140
I	13.68	0.14	(0.05)		0.09	(0.07)	(3.33)	(3.40)	10.37	3.77		4,354	1.00	0.90		1.34	140
R3	14.02	0.09	(0.03)		0.06	(0.02)	(3.33)	(3.35)	10.73	3.31		609	1.62	1.42		0.82	140
R4	14.16	0.11	(0.03)		0.08	(0.02)	(3.33)	(3.35)	10.89	3.52		69	1.31	1.20		1.01	140
R5	14.16	0.16	(0.05)		0.11	(0.07)	(3.33)	(3.40)	10.87	3.82		11	1.01	0.90		1.44	140
R6	14.15	0.15	(0.02)		0.13	(0.08)	(3.33)	(3.41)	10.87	3.99		103	0.89	0.80		1.39	140
Y	14.15	0.16	(0.04)		0.12	(0.08)	(3.33)	(3.41)	10.86	3.94		572	0.97	0.85		1.43	140
F	13.68	0.15	(0.04)		0.11	(0.08)	(3.33)	(3.41)	10.38	3.99		48,425	0.89	0.80		1.43	140

For the Year Ended October 31, 2018
A	$14.13	$0.04	$0.10		$0.14	$(0.02)	$(0.60)	$(0.62)	$13.65	1.00%		$52,406	1.35%	1.29%		0.28%	68%
C	12.91	(0.06)	0.10		0.04	—	(0.60)	(0.60)	12.35	0.27		6,444	2.13	2.04		(0.44)	68
I	14.15	0.09	0.10		0.19	(0.06)	(0.60)	(0.66)	13.68	1.33		3,756	1.02	0.95		0.62	68
R3	14.50	0.03	0.09		0.12	—	(0.60)	(0.60)	14.02	0.82		529	1.62	1.43		0.18	68
R4	14.61	0.06	0.10		0.16	(0.01)	(0.60)	(0.61)	14.16	1.07		48	1.32	1.20		0.41	68
R5	14.63	0.10	0.10		0.20	(0.07)	(0.60)	(0.67)	14.16	1.39		36	1.02	0.90		0.71	68
R6(16)	13.99	0.05	0.11		0.16	—	—	—	14.15	1.14	(6)	10	0.91 (7)	0.84	(7)	0.47 (7)	68
Y	14.66	0.11	0.10		0.21	(0.12)	(0.60)	(0.72)	14.15	1.42		646	0.96	0.85		0.74	68
F	14.16	0.11	0.09		0.20	(0.08)	(0.60)	(0.68)	13.68	1.42		38,087	0.90	0.84		0.80	68

For the Year Ended October 31, 2017
A	$11.56	$0.04	$2.63		$2.67	$(0.10)	$—	$(0.10)	$14.13	23.19%		$53,057	1.28%	1.27%		0.32%	83%
C	10.58	(0.05)	2.40		2.35	(0.02)	—	(0.02)	12.91	22.24		11,081	2.03	2.01		(0.41)	83
I	11.58	0.08	2.63		2.71	(0.14)	—	(0.14)	14.15	23.53		3,225	1.01	1.00		0.60	83
R3	11.87	0.01	2.69		2.70	(0.07)	—	(0.07)	14.50	22.79		723	1.63	1.50		0.09	83
R4	11.94	0.05	2.70		2.75	(0.08)	—	(0.08)	14.61	23.11		113	1.36	1.20		0.36	83
R5	11.96	0.10	2.71		2.81	(0.14)	—	(0.14)	14.63	23.63		44	1.01	0.90		0.74	83
Y	12.00	0.11	2.71		2.82	(0.16)	—	(0.16)	14.66	23.58		1,242	0.86	0.85		0.78	83
F(5)	13.22	0.05	0.89		0.94	—	—	—	14.16	7.11	(6)	86,675	0.88 (7)	0.85	(7)	0.52 (7)	83

For the Year Ended October 31, 2016
A	$12.35	$0.10	$(0.15	)(17)	$(0.05)	$(0.02)	$(0.72)	$(0.74)	$11.56	(0.22)%		$46,270	1.35%	1.31	%(19)	0.85%	94%
B	11.58	0.01	(0.14	)(17)	(0.13)	—	(0.72)	(0.72)	10.73	(0.93)		798	2.25	2.06	(19)	0.10	94
C	11.43	0.01	(0.14	)(17)	(0.13)	—	(0.72)	(0.72)	10.58	(0.94)		10,410	2.08	2.06	(19)	0.11	94
I	12.38	0.13	(0.15	)(17)	(0.02)	(0.06)	(0.72)	(0.78)	11.58	0.05		2,582	1.01	1.00	(19)	1.17	94
R3	12.67	0.08	(0.16	)(17)	(0.08)	—	(0.72)	(0.72)	11.87	(0.43)		734	1.61	1.51	(19)	0.65	94
R4	12.72	0.11	(0.15	)(17)	(0.04)	(0.02)	(0.72)	(0.74)	11.94	(0.09)		267	1.30	1.21	(19)	0.96	94
R5	12.78	0.13	(0.14	)(17)	(0.01)	(0.09)	(0.72)	(0.81)	11.96	0.16		44	1.00	0.91	(19)	1.08	94
Y	12.77	0.16	(0.15	)(17)	0.01	(0.06)	(0.72)	(0.78)	12.00	0.31		110,028	0.88	0.86	(19)	1.36	94

For the Year Ended October 31, 2015
A	$13.89	$0.11	$(0.28)		$(0.17)	$(0.08)	$(1.29)	$(1.37)	$12.35	(1.17)%		$51,249	1.40%	1.29%		0.85%	112%
B	13.12	0.01	(0.26)		(0.25)	—	(1.29)	(1.29)	11.58	(1.92)		1,792	2.28	2.05		0.12	112
C	12.96	0.01	(0.25)		(0.24)	—	(1.29)	(1.29)	11.43	(1.86)		12,905	2.14	2.04		0.10	112
I(11)	13.40	0.08	(1.10)		(1.02)	—	—	—	12.38	(7.61	)(6)	2,429	1.12 (7)	0.99	(7)	1.01 (7)	112
R3	14.21	0.09	(0.28)		(0.19)	(0.06)	(1.29)	(1.35)	12.67	(1.29)		830	1.70	1.50		0.64	112
R4	14.26	0.13	(0.27)		(0.14)	(0.11)	(1.29)	(1.40)	12.72	(0.97)		608	1.37	1.20		0.94	112
R5	14.32	0.17	(0.29)		(0.12)	(0.13)	(1.29)	(1.42)	12.78	(0.75)		218	1.06	0.90		1.23	112
Y	14.31	0.16	(0.27)		(0.11)	(0.14)	(1.29)	(1.43)	12.77	(0.71)		1,312	0.96	0.85		1.23	112

The accompanying notes are an integral part of these financial statements.

97

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Small Company Fund

For the Year Ended October 31, 2019
A	$22.20	$(0.13)	$2.28	$2.15	$—	$(4.00)	$(4.00)	$20.35	14.08%		$311,742	1.33%	1.32%		(0.66)%		91%
C	16.11	(0.19)	1.38	1.19	—	(4.00)	(4.00)	13.30	13.24		9,929	2.14	2.13		(1.46)		91
I	23.28	(0.08)	2.45	2.37	—	(4.00)	(4.00)	21.65	14.48		26,939	1.04	1.03		(0.37)		91
R3	23.95	(0.19)	2.53	2.34	—	(4.00)	(4.00)	22.29	13.84		14,142	1.62	1.55		(0.89)		91
R4	25.28	(0.14)	2.74	2.60	—	(4.00)	(4.00)	23.88	14.20		14,261	1.32	1.25		(0.59)		91
R5	26.53	(0.07)	2.94	2.87	—	(4.00)	(4.00)	25.40	14.56		3,239	1.02	0.95		(0.29)		91
R6	27.02	(0.06)	3.01	2.95	—	(4.00)	(4.00)	25.97	14.60		206	0.90	0.90		(0.23)		91
Y	27.01	(0.06)	3.00	2.94	—	(4.00)	(4.00)	25.95	14.56		32,472	0.94	0.93		(0.26)		91
F	23.35	(0.05)	2.46	2.41	—	(4.00)	(4.00)	21.76	14.63		193,242	0.90	0.90		(0.23)		91

For the Year Ended October 31, 2018
A	$20.34	$(0.20)	$2.06	$1.86	$—	$—	$—	$22.20	9.20%		$283,912	1.34%	1.33%		(0.87)%		104%
C	14.87	(0.27)	1.51	1.24	—	—	—	16.11	8.34		11,729	2.12	2.10		(1.64)		104
I	21.27	(0.14)	2.15	2.01	—	—	—	23.28	9.45		28,540	1.07	1.05		(0.60)		104
R3	21.98	(0.27)	2.24	1.97	—	—	—	23.95	8.92		16,386	1.63	1.55		(1.09)		104
R4	23.14	(0.20)	2.34	2.14	—	—	—	25.28	9.25		15,295	1.32	1.25		(0.79)		104
R5	24.21	(0.14)	2.46	2.32	—	—	—	26.53	9.58		2,678	1.03	0.95		(0.51)		104
R6	24.64	(0.12)	2.50	2.38	—	—	—	27.02	9.66		144	0.91	0.90		(0.42)		104
Y	24.64	(0.12)	2.49	2.37	—	—	—	27.01	9.66		35,351	0.92	0.90		(0.44)		104
F	21.30	(0.11)	2.16	2.05	—	—	—	23.35	9.63		115,365	0.91	0.90		(0.45)		104

For the Year Ended October 31, 2017
A	$15.74	$(0.12)	$4.72	$4.60	$—	$—	$—	$20.34	29.16%		$252,187	1.39%	1.37%		(0.64)%		109%
C	11.60	(0.19)	3.46	3.27	—	—	—	14.87	28.19		26,529	2.12	2.10		(1.40)		109
I	16.43	(0.10)	4.94	4.84	—	—	—	21.27	29.40		28,052	1.49	1.15		(0.51)		109
R3	17.05	(0.17)	5.10	4.93	—	—	—	21.98	28.91		23,932	1.63	1.55		(0.84)		109
R4	17.89	(0.11)	5.36	5.25	—	—	—	23.14	29.29		23,080	1.32	1.25		(0.53)		109
R5	18.67	(0.04)	5.58	5.54	—	—	—	24.21	29.67		3,263	1.06	0.95		(0.20)		109
R6	18.99	(0.09)	5.74	5.65	—	—	—	24.64	29.75		78	1.07	0.90		(0.38)		109
Y	18.99	(0.02)	5.67	5.65	—	—	—	24.64	29.70		33,040	0.94	0.90		(0.08)		109
F(5)	18.76	(0.05)	2.59	2.54	—	—	—	21.30	13.49	(6)	81,831	0.92 (7)	0.90	(7)	(0.38	)(7)	109

For the Year Ended October 31, 2016
A	$19.36	$(0.14)	$(0.90)	$(1.04)	$—	$(2.58)	$(2.58)	$15.74	(5.73)%		$262,618	1.45%	1.43	%(20)	(0.87)%		81%
B	15.08	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.62	(6.40)		862	2.46	2.17	(20)	(1.59)		81
C	15.06	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.60	(6.41)		25,586	2.14	2.14	(20)	(1.58)		81
I	20.04	(0.10)	(0.93)	(1.03)	—	(2.58)	(2.58)	16.43	(5.45)		41,881	1.24	1.18	(20)	(0.61)		81
R3	20.77	(0.18)	(0.96)	(1.14)	—	(2.58)	(2.58)	17.05	(5.83)		29,662	1.62	1.58	(20)	(1.02)		81
R4	21.61	(0.13)	(1.01)	(1.14)	—	(2.58)	(2.58)	17.89	(5.58)		27,834	1.31	1.28	(20)	(0.71)		81
R5	22.37	(0.07)	(1.05)	(1.12)	—	(2.58)	(2.58)	18.67	(5.27)		5,283	1.00	0.97	(20)	(0.37)		81
R6	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		9	0.90	0.90	(20)	(0.34)		81
Y	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		98,620	0.90	0.90	(20)	(0.33)		81

For the Year Ended October 31, 2015
A	$24.83	$(0.17)	$(1.21)	$(1.38)	$—	$(4.09)	$(4.09)	$19.36	(6.22)%		$327,509	1.34%	1.34%		(0.77)%		96%
B	20.40	(0.27)	(0.96)	(1.23)	—	(4.09)	(4.09)	15.08	(6.98)		2,531	2.30	2.13		(1.56)		96
C	20.36	(0.25)	(0.96)	(1.21)	—	(4.09)	(4.09)	15.06	(6.87)		35,455	2.04	2.04		(1.47)		96
I	25.51	(0.12)	(1.26)	(1.38)	—	(4.09)	(4.09)	20.04	(6.03)		69,569	1.11	1.11		(0.55)		96
R3	26.39	(0.23)	(1.30)	(1.53)	—	(4.09)	(4.09)	20.77	(6.46)		35,865	1.54	1.54		(0.98)		96
R4	27.21	(0.17)	(1.34)	(1.51)	—	(4.09)	(4.09)	21.61	(6.15)		41,922	1.24	1.24		(0.68)		96
R5	27.95	(0.09)	(1.40)	(1.49)	—	(4.09)	(4.09)	22.37	(5.88)		30,053	0.97	0.95		(0.35)		96
R6(9)	28.20	(0.08)	(1.34)	(1.42)	—	(4.09)	(4.09)	22.69	(5.56	)(6)	9	0.91 (7)	0.90	(7)	(0.32	)(7)	96
Y	28.27	(0.07)	(1.42)	(1.49)	—	(4.09)	(4.09)	22.69	(5.80)		279,594	0.85	0.85		(0.28)		96

The accompanying notes are an integral part of these financial statements.

98

Hartford Domestic Equity Funds

Financial Highlights – (continued)

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Includes interest expense representing less than 0.005%.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)

Excluding the expenses not subject to cap, the ratios would have been 1.09%, 1.98%, 1.81%, 0.79%, 1.40%, 1.10%, 0.80%, 0.70% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(9)	Commenced operations on November 7, 2014.
(10)

Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.54%, 0.54%, 1.09%, 0.79%, 0.49%, 0.42% and 0.42% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(11)	Commenced operations on March 31, 2015.
(12)

Excluding the expenses not subject to cap, the ratios would have been 1.02%, 1.95%, 1.76%, 0.82%, 1.35%, 1.05%, 0.75%, 0.65% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(13)

Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.87%, 0.91%, 1.45%, 1.15%, 0.85%, 0.75% and 0.76% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(14)	Commenced operations on February 28, 2019.
(15)

Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 2.00%, 1.04%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(16)	Commenced operations on February 28, 2018.
(17)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(18)

Excluding the expenses not subject to cap, the ratios would have been 1.23%, 2.09%, 1.95%, 0.90%, 1.52%, 1.20%, 0.90% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(19)

Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(20)

Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.88% and 0.88% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(21)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

99

Hartford Domestic Equity Funds

Notes to Financial Statements

October 31, 2019

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of thirty-eight and thirteen series, respectively, as of October 31, 2019. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

Hartford Small Cap Value Fund (the “Small Cap Value Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

Hartford Quality Value Fund (the “Quality Value Fund”)

The Hartford Small Cap Growth Fund (the “Small Cap Growth Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. Core Equity Fund has registered for sale Class T shares. As of October 31, 2019, Class T shares have not commenced operations. Each Fund, except the MidCap Value Fund, has registered for sale Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class T shares have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. The Small Cap Growth Fund is closed to new investors, subject to certain exceptions. For more information please see the Fund’s prospectus.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the respective Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of

100

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment

101

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Growth Opportunities Fund Level 3 Holdings on October 31, 2019

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range (Weighted Average)	Fair Value at October 31, 2019

Common Stock
Market Approach	EV/EBITDA	11x	$9,521,028
Market Approach	EV/Revenue	4.11x	1,879,971
Target Event	Price per share	$3.17	15,400,659
Last Trade	Trade Price	$9.85-$234.47 ($70.78)	54,849,793

Total			$81,651,451

Escrows
Future Distribution	Discount	20% - 50% (31.8%)	$576,266

Total			$576,266

Convertible Preferred Stock
Market Approach	EV/Revenue	1.18x-5.5x (2.26x)	$58,870,749
Market Approach	EV/EBITDA	7.4x	6,519,068
Last Trade	Trade price	$11.60-$30.00 ($20.43)	16,063,754
Market Approach	EV/Sales	0.8x	5,540,550

Total			$86,994,121

Total			$169,221,838

*

The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Please refer to Note 8 for Securities Lending information.

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October 31, 2019

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the

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October 31, 2019

currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended October 31, 2019, Capital Appreciation Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2019, each of Capital Appreciation Fund and Core Equity Fund had used Futures Contracts.

c)	Additional Derivative Instrument Information:

Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$1,418,881	$—	$—	$1,418,881

Total	$—	$—	$—	$1,418,881	$—	$—	$1,418,881

(1)

Amount represents the cumulative appreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$3,627,613	$—	$—	$3,627,613
Net realized gain (loss) on foreign currency contracts	—	31,922	—	—	—	—	31,922

Total	$—	$31,922	$—	$3,627,613	$—	$—	$3,659,535

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$3,412,117	$—	$—	$3,412,117

Total	$—	$—	$—	$3,412,117	$—	$—	$3,412,117

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	723
Foreign Currency Contracts Purchased at Contract Amount	$2,099,722

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October 31, 2019

Core Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$1,593,093	$—	$—	$1,593,093

Total	$—	$—	$—	$1,593,093	$—	$—	$1,593,093

(1)

Amount represents the cumulative appreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$11,571,502	$—	$—	$11,571,502

Total	$—	$—	$—	$11,571,502	$—	$—	$11,571,502

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$5,668,855	$—	$—	$5,668,855

Total	$—	$—	$—	$5,668,855	$—	$—	$5,668,855

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	575

d)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2019:

Capital Appreciation Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$1,418,881	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,418,881	—

Derivatives not subject to a MNA	(1,418,881)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

105

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

Core Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$1,593,093	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,593,093	—

Derivatives not subject to a MNA	(1,593,093)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2019. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains

106

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2019 and October 31, 2018 are as follows:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Capital Appreciation Fund	$448,614,710	$622,931,313	$495,689,708	$616,632,480
Core Equity Fund	45,617,203	127,778,830	62,326,139	53,245,177
Dividend and Growth Fund	146,320,234	752,059,161	174,669,622	756,670,295
Equity Income Fund	86,893,501	297,035,762	80,074,856	215,191,421
Growth Opportunities Fund	345,928,919	723,799,792	114,845,467	287,898,865
Healthcare Fund	—	102,046,786	16,867,179	59,657,697
MidCap Fund	94,767,016	1,219,235,756	62,275,642	400,812,276
MidCap Value Fund	7,032,454	64,802,404	714,158	17,090,726
Quality Value Fund	9,562,429	8,736,476	9,640,019	3,129,110
Small Cap Growth Fund	57,817,003	163,570,299	5,463,339	55,299,983
Small Cap Value Fund	3,160,308	22,181,051	599,875	6,583,376
Small Company Fund	10,391,373	79,093,272	—	—

As of October 31, 2019, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-year Ordinary loss deferrals	Unrealized Appreciation on Investments	Total Accumulated Earnings
Capital Appreciation Fund	$24,707,287	$304,034,938	$—	$789,263,530	$1,118,005,755
Core Equity Fund	49,195,750	98,071,596	—	1,182,698,582	1,329,965,928
Dividend and Growth Fund	17,606,642	260,565,805	—	2,611,437,938	2,889,610,385
Equity Income Fund	6,698,676	255,909,196	—	895,884,964	1,158,492,836
Growth Opportunities Fund	—	301,832,065	(2,579,043)	573,815,272	873,068,294
Healthcare Fund	6,049,807	77,681,566	—	203,702,855	287,434,228
MidCap Fund	—	703,064,730	(17,410,935)	2,567,088,959	3,252,742,754
MidCap Value Fund	3,778,333	16,707,434	—	65,165,138	85,650,905
Quality Value Fund	4,890,997	5,794,288	—	20,637,824	31,323,109
Small Cap Growth Fund	—	15,398,688	(1,796,698)	121,313,980	134,915,970
Small Cap Value Fund	987,030	5,921,778	—	4,603,642	11,512,450
Small Company Fund	—	36,747,653	(209,429)	55,819,350	92,357,574

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as non-deductible expenses from partnership investments and Net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2019, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital stock and paid-in-capital	Distributable earnings (loss)
Capital Appreciation Fund	$(59,095)	$59,095
Growth Opportunities Fund	(41,789)	41,789
Healthcare Fund	8	(8)
Quality Value Fund	3	(3)
Small Cap Growth Fund	(195,386)	195,386
Small Company Fund	(5,014)	5,014

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2019 is different from book purposes primarily due to wash sale loss deferrals, passive foreign investment company (PFIC) mark-to-market adjustments, partnership

107

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Capital Appreciation Fund	$6,168,777,654	$904,731,281	$(115,370,385)	$789,360,896
Core Equity Fund	4,513,193,653	1,247,135,795	(64,437,213)	1,182,698,582
Dividend and Growth Fund	6,418,910,653	2,722,666,355	(111,228,417)	2,611,437,938
Equity Income Fund	3,178,577,611	965,179,370	(69,295,909)	895,883,461
Growth Opportunities Fund	4,260,793,888	729,982,882	(156,145,055)	573,837,827
Healthcare Fund	1,105,451,494	294,165,540	(90,464,515)	203,701,025
MidCap Fund	11,515,090,602	3,193,234,452	(626,145,493)	2,567,088,959
MidCap Value Fund	639,356,271	90,592,406	(25,427,800)	65,164,606
Quality Value Fund	187,930,079	27,589,419	(6,949,584)	20,639,835
Small Cap Growth Fund	921,547,136	185,877,935	(64,563,955)	121,313,980
Small Cap Value Fund	102,059,670	11,269,061	(6,665,419)	4,603,642
Small Company Fund	562,212,985	79,407,025	(23,587,675)	55,819,350

f)	Capital Loss Carryforward – The Funds had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2019.

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes, often referred to as Late-Year Ordinary Losses. At October 31, 2019, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
Growth Opportunities Fund	$2,579,043
MidCap Fund	17,410,935
Small Cap Growth Fund	1,796,698
Small Company Fund	209,429

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2019, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period ended October 31, 2019, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2019; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

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Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

Fund	Management Fee Rates
Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Quality Value Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $4 billion and;
0.3250% on next $5 billion and;
0.3225% over $10 billion

Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Cap Value Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

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Notes to Financial Statements – (continued)

October 31, 2019

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Capital Appreciation Fund, Growth Opportunities Fund and Small Company Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.022%
next $3.5 billion and	0.018%
Amount over $7 billion	0.015%

Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Quality Value Fund, Small Cap Growth Fund and Small Cap Value Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), through February 29, 2020 as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Quality Value Fund(1)	0.96%	1.71%	0.66%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Value Fund(1)	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund(2)	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.95%	0.90%

(1)	Expense limitation was effective from November 1, 2018 through October 31, 2019.
(2)	Expense limitation was effective from March 1, 2019 through October 31, 2019.

From November 1, 2018 through February 28, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the following Fund as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Company Fund	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%	0.90%

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2019, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.07%	1.83%	0.79%	1.42%	1.11%	0.80%	0.70%	0.74%	0.70%
Core Equity Fund	0.73%	1.47%	0.47%	1.10%	0.74%	0.49%	0.38%	0.43%	0.38%
Dividend and Growth Fund	0.99%	1.77%	0.73%	1.35%	1.04%	0.74%	0.64%	0.68%	0.64%
Equity Income Fund	1.00%	1.76%	0.75%	1.36%	1.07%	0.76%	0.66%	0.71%	0.66%
Growth Opportunities Fund	1.11%	1.86%	0.85%	1.46%	1.15%	0.85%	0.75%	0.79%	0.74%
Healthcare Fund	1.30%	2.05%	1.01%	1.62%	1.31%	1.02%	0.91%	0.95%	0.91%
MidCap Fund	1.10%	1.86%	0.85%	1.45%	1.14%	0.84%	0.74%	0.78%	0.74%
MidCap Value Fund	1.23%	1.99%	0.89%	1.52%	1.20%	0.91%	N/A	0.85%	0.80%
Quality Value Fund	0.90%	1.67%	0.56%	1.16%	0.86%	0.58%	0.46%	0.55%	0.46%
Small Cap Growth Fund	1.24%	1.89%	0.83%	1.47%	1.16%	0.85%	0.76%	0.80%	0.76%
Small Cap Value Fund	1.27%	2.04%	0.90%	1.42%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.32%	2.13%	1.03%	1.55%	1.25%	0.95%	0.90%	0.93%	0.90%

110

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

e)

Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2019, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$1,881,375	$13,032
Core Equity Fund	2,442,408	28,179
Dividend and Growth Fund	3,276,542	24,040
Equity Income Fund	1,519,170	13,307
Growth Opportunities Fund	2,807,131	46,324
Healthcare Fund	688,543	10,069
MidCap Fund	3,728,257	65,966
MidCap Value Fund	607,969	7,669
Quality Value Fund	112,646	517
Small Cap Growth Fund	49,649	917
Small Cap Value Fund	51,145	502
Small Company Fund	559,942	2,353

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2019, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (of HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statement of Operations.

f)

Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2019, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$16,646
Core Equity Fund	9,641
Dividend and Growth Fund	19,713
Equity Income Fund	9,483
Growth Opportunities Fund	11,436
Healthcare Fund	3,204
MidCap Fund	30,503
MidCap Value Fund	1,557
Quality Value Fund	618
Small Cap Growth Fund	2,560
Small Cap Value Fund	240
Small Company Fund	1,290

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below ). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are

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October 31, 2019

within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%*
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

*	For the period November 1, 2018 through April 30, 2019, the specified amount for all Class Y shares was equal to 0.06% of average daily net assets.

Effective March 1, 2019, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to maintain the transfer agency fees as follows:

Fund	Class I	Class Y
Capital Appreciation Fund	N/A	0.04%
Core Equity Fund	N/A	0.06%
Dividend and Growth Fund	N/A	0.05%
Equity Income Fund	N/A	0.05%
Growth Opportunities Fund	N/A	0.05%
Healthcare Fund	N/A	0.06%
MidCap Fund	0.12%	0.04%
MidCap Value Fund	N/A	0.05%
Small Cap Growth Fund	N/A	0.04%

This contractual arrangement for each of these Funds will remain in effect until February 29, 2020 unless the Board of Directors approves its earlier termination.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2019, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.12%	0.13%	0.09%	0.22%	0.16%	0.10%	0.00%	0.04%	0.00%
Core Equity Fund	0.11%	0.09%	0.09%	0.22%	0.14%	0.11%	0.00%	0.05%	0.00%
Dividend and Growth Fund	0.11%	0.13%	0.10%	0.22%	0.15%	0.10%	0.00%	0.05%	0.00%
Equity Income Fund	0.09%	0.10%	0.10%	0.20%	0.16%	0.10%	0.00%	0.05%	0.00%
Growth Opportunities Fund	0.12%	0.12%	0.11%	0.22%	0.16%	0.11%	0.00%	0.05%	0.00%
Healthcare Fund	0.14%	0.15%	0.10%	0.21%	0.16%	0.12%	0.00%	0.05%	0.00%
MidCap Fund	0.11%	0.12%	0.11%	0.21%	0.17%	0.10%	0.00%	0.04%	0.00%
MidCap Value Fund	0.18%	0.19%	0.09%	0.22%	0.16%	0.12%	N/A	0.05%	0.00%
Quality Value Fund	0.20%	0.21%	0.10%	0.22%	0.15%	0.12%	0.00%	0.08%	0.00%
Small Cap Growth Fund	0.24%	0.14%	0.07%	0.22%	0.16%	0.09%	0.00%	0.04%	0.00%
Small Cap Value Fund	0.23%	0.25%	0.10%	0.22%	0.17%	0.12%	0.00%	0.08%	0.00%
Small Company Fund	0.18%	0.24%	0.14%	0.22%	0.17%	0.12%	0.00%	0.04%	0.00%

8.	Securities Lending:

Each Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

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Notes to Financial Statements – (continued)

October 31, 2019

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of October 31, 2019.

	Investment Securities on Loan, at market value, Presented on the Statement of Assets and Liabilities(1)	Collateral Posted by Borrower(3)	Net Amount(2)
Capital Appreciation Fund	$33,237,906	$(33,237,906)	$—
Core Equity Fund	22,988,543	(22,988,543)	—
Dividend and Growth Fund	3,617,565	(3,617,565)	—
Growth Opportunities Fund	98,649,676	(98,649,676)	—
Healthcare Fund	33,434,256	(33,434,256)	—
MidCap Fund	151,285,796	(151,285,796)	—
Small Cap Growth Fund	22,309,469	(22,309,469)	—
Small Cap Value Fund	2,978,115	(2,978,115)	—
Small Company Fund	9,309,793	(9,309,793)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
(3)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash and non-cash collateral with value of $35,190,576, $25,237,978, $4,542,000, $104,283,353, $34,350,233, $164,065,631, $22,408,521, $3,076,375, and $9,654,908, respectively, has been received by Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, Small Cap Growth Fund, Small Cap Value Fund, and Small Company Fund, respectively, in connection with securities lending transactions.

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Capital Appreciation Fund
Securities Lending Transactions(1)
Common Stocks	$31,596,022	$—	$—	$—	$31,596,022

Total Borrowings	$31,596,022	$—	$—	$—	$31,596,022

Gross amount of recognized liabilities for securities lending transactions					$31,596,022

Core Equity Fund
Securities Lending Transactions(1)
Common Stocks	$25,237,978	$—	$—	$—	$25,237,978

Total Borrowings	$25,237,978	$—	$—	$—	$25,237,978

Gross amount of recognized liabilities for securities lending transactions					$25,237,978

Dividend and Growth Fund
Securities Lending Transactions(1)
Common Stocks	$4,542,000	$—	$—	$—	$4,542,000

Total Borrowings	$4,542,000	$—	$—	$—	$4,542,000

Gross amount of recognized liabilities for securities lending transactions					$4,542,000

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Notes to Financial Statements – (continued)

October 31, 2019

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Growth Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$104,283,353	$—	$—	$—	$104,283,353

Total Borrowings	$104,283,353	$—	$—	$—	$104,283,353

Gross amount of recognized liabilities for securities lending transactions					$104,283,353

Healthcare Fund
Securities Lending Transactions(1)
Common Stocks	$34,242,367	$—	$—	$—	$34,242,367

Total Borrowings	$34,242,367	$—	$—	$—	$34,242,367

Gross amount of recognized liabilities for securities lending transactions					$34,242,367

MidCap Fund
Securities Lending Transactions(1)
Common Stocks	$164,065,631	$—	$—	$—	$164,065,631

Total Borrowings	$164,065,631	$—	$—	$—	$164,065,631

Gross amount of recognized liabilities for securities lending transactions					$164,065,631

Small Cap Growth Fund
Securities Lending Transactions(1)
Common Stocks	$22,408,521	$—	$—	$—	$22,408,521

Total Borrowings	$22,408,521	$—	$—	$—	$22,408,521

Gross amount of recognized liabilities for securities lending transactions					$22,408,521

Small Cap Value Fund
Securities Lending Transactions(1)
Common Stocks	$3,076,375	$—	$—	$—	$3,076,375

Total Borrowings	$3,076,375	$—	$—	$—	$3,076,375

Gross amount of recognized liabilities for securities lending transactions					$3,076,375

Small Company Fund
Securities Lending Transactions(1)
Common Stocks	$9,654,908	$—	$—	$—	$9,654,908

Total Borrowings	$9,654,908	$—	$—	$—	$9,654,908

Gross amount of recognized liabilities for securities lending transactions					$9,654,908

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Affiliate Holdings:

As of October 31, 2019, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Healthcare Fund	—	—	—	—	—	—	1%	—	—
Quality Value Fund	—	—	—	—	—	—	33%	—	—
Small Cap Value Fund	—	—	—	—	—	100%	10%	—	—

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5		Class R6		Class Y	Class F
Healthcare Fund	—	—	—	—	—	—		—	%*	—	—
Quality Value Fund	—	—	—	—	—	—		—	%*	—	—
Small Cap Value Fund	—	—	—	—	—	—	%*	—	%*	—	—

*	Percentage rounds to zero.

114

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

As of October 31, 2019, affiliated funds of funds and certain 529 plans administered by HFMC in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds and certain 529 plans administered by HFMC. Affiliated funds of funds and certain 529 plans administered by HFMC owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
Capital Appreciation Fund	8%
Core Equity Fund	6%
Dividend and Growth Fund	10%
Equity Income Fund	7%
Growth Opportunities Fund	2%
MidCap Fund	1%
MidCap Value Fund	2%
Small Cap Growth Fund	4%
Small Cap Value Fund	44%
Small Company Fund	10%

*	As of October 31, 2019, affiliated funds of funds and certain 529 plans administered by HFMC invest in Class F shares.

11.	Investment Transactions:

For the year ended October 31, 2019, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$4,644,797,928	$5,939,939,117	$—	$—	$4,644,797,928	$5,939,939,117
Core Equity Fund	2,060,243,351	635,255,651	—	—	2,060,243,351	635,255,651
Dividend and Growth Fund	1,811,327,134	2,032,858,469	—	—	1,811,327,134	2,032,858,469
Equity Income Fund	840,414,838	1,351,434,350	—	—	840,414,838	1,351,434,350
Growth Opportunities Fund	3,077,549,603	3,670,793,301	—	—	3,077,549,603	3,670,793,301
Healthcare Fund	452,657,026	716,549,882	—	—	452,657,026	716,549,882
MidCap Fund	4,125,522,702	4,344,809,659	—	—	4,125,522,702	4,344,809,659
MidCap Value Fund	353,462,540	371,286,556	—	—	353,462,540	371,286,556
Quality Value Fund	54,499,737	153,273,647	—	—	54,499,737	153,273,647
Small Cap Growth Fund	503,878,112	664,491,952	—	—	503,878,112	664,491,952
Small Cap Value Fund	139,150,722	140,025,664	—	—	139,150,722	140,025,664
Small Company Fund	521,501,562	493,725,607	—	—	521,501,562	493,725,607

12.	Capital Share Transactions:

The following information is for the year ended October 31, 2019, and the year ended October 31, 2018:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Capital Appreciation Fund
Class A
Shares Sold	6,684,086	$232,423,382	18,627,905	$720,223,487
Shares Issued for Reinvested Dividends	22,329,307	687,462,739	15,585,296	588,452,604
Shares Redeemed	(24,060,103)	(834,177,503)	(19,213,364)	(759,184,210)

Net Increase (Decrease)	4,953,290	85,708,618	14,999,837	549,491,881

Class C
Shares Sold	1,093,708	$26,748,681	1,048,144	$31,974,203
Shares Issued for Reinvested Dividends	3,194,762	71,977,983	6,297,825	184,217,448
Shares Redeemed	(8,552,882)	(220,040,659)	(29,715,951)	(896,575,354)

Net Increase (Decrease)	(4,264,412)	(121,313,995)	(22,369,982)	(680,383,703)

Class I
Shares Sold	2,525,910	$87,546,675	3,910,878	$155,382,910
Shares Issued for Reinvested Dividends	2,918,816	90,422,933	2,472,959	93,848,576
Shares Redeemed	(7,113,244)	(243,912,297)	(7,218,834)	(285,577,373)

Net Increase (Decrease)	(1,668,518)	(65,942,689)	(834,997)	(36,345,887)

115

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Capital Appreciation Fund – (continued)
Class R3
Shares Sold	112,855	$4,432,352	137,040	$5,957,109
Shares Issued for Reinvested Dividends	236,998	8,150,367	206,300	8,536,924
Shares Redeemed	(607,653)	(23,140,877)	(513,386)	(22,360,490)

Net Increase (Decrease)	(257,800)	(10,558,158)	(170,046)	(7,866,457)

Class R4
Shares Sold	84,709	$3,432,233	186,985	$8,374,964
Shares Issued for Reinvested Dividends	183,710	6,552,532	187,519	8,012,830
Shares Redeemed	(573,752)	(23,412,700)	(764,944)	(33,903,987)

Net Increase (Decrease)	(305,333)	(13,427,935)	(390,440)	(17,516,193)

Class R5
Shares Sold	181,208	$7,914,397	82,585	$3,732,482
Shares Issued for Reinvested Dividends	122,722	4,476,273	108,386	4,727,927
Shares Redeemed	(205,507)	(8,681,890)	(261,803)	(11,949,550)

Net Increase (Decrease)	98,423	3,708,780	(70,832)	(3,489,141)

Class R6
Shares Sold	267,939	$11,761,170	101,194	$4,624,485
Shares Issued for Reinvested Dividends	257,757	9,465,639	192,898	8,465,656
Shares Redeemed	(319,035)	(13,587,366)	(151,907)	(6,938,017)

Net Increase (Decrease)	206,661	7,639,443	142,185	6,152,124

Class Y
Shares Sold	941,007	$38,590,999	693,026	$32,164,734
Shares Issued for Reinvested Dividends	618,487	22,707,855	477,638	20,953,067
Shares Redeemed	(1,311,560)	(54,361,429)	(1,043,499)	(48,018,245)

Net Increase (Decrease)	247,934	6,937,425	127,165	5,099,556

Class F
Shares Sold	2,208,483	$75,649,434	1,570,142	$62,543,993
Shares Issued for Reinvested Dividends	4,119,442	127,618,948	2,834,969	107,657,480
Shares Redeemed	(8,650,541)	(303,183,820)	(7,542,627)	(297,884,938)

Net Increase (Decrease)	(2,322,616)	(99,915,438)	(3,137,516)	(127,683,465)

Total Net Increase (Decrease)	(3,312,371)	$(207,163,949)	(11,704,626)	$(312,541,285)

Core Equity Fund
Class A
Shares Sold	8,354,312	$252,717,104	6,126,880	$186,510,085
Shares Issued for Reinvested Dividends	1,170,588	31,856,185	734,490	21,375,055
Shares Redeemed	(5,215,218)	(160,692,456)	(6,920,178)	(209,143,476)

Net Increase (Decrease)	4,309,682	123,880,833	(58,808)	(1,258,336)

Class C
Shares Sold	3,448,909	$95,348,410	1,710,493	$47,235,025
Shares Issued for Reinvested Dividends	502,591	12,459,225	350,318	9,320,524
Shares Redeemed	(2,521,277)	(70,389,801)	(3,541,926)	(97,989,819)

Net Increase (Decrease)	1,430,223	37,417,834	(1,481,115)	(41,434,270)

Class I
Shares Sold	25,472,720	$784,168,575	13,072,789	$396,887,616
Shares Issued for Reinvested Dividends	1,993,782	54,347,120	1,162,130	33,875,872
Shares Redeemed	(12,866,239)	(391,201,983)	(11,227,452)	(338,823,716)

Net Increase (Decrease)	14,600,263	447,313,712	3,007,467	91,939,772

Class R3
Shares Sold	211,237	$6,632,389	207,064	$6,289,388
Shares Issued for Reinvested Dividends	48,300	1,333,045	40,040	1,179,524
Shares Redeemed	(389,729)	(12,245,081)	(598,704)	(18,364,395)

Net Increase (Decrease)	(130,192)	(4,279,647)	(351,600)	(10,895,483)

Class R4
Shares Sold	1,180,826	$37,776,886	622,611	$19,301,039
Shares Issued for Reinvested Dividends	208,644	5,850,946	181,518	5,432,028
Shares Redeemed	(1,698,103)	(53,981,141)	(2,022,499)	(62,643,003)

Net Increase (Decrease)	(308,633)	(10,353,309)	(1,218,370)	(37,909,936)

116

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Core Equity Fund – (continued)
Class R5
Shares Sold	1,436,917	$45,315,419	2,247,746	$68,256,158
Shares Issued for Reinvested Dividends	323,315	8,879,357	221,366	6,500,244
Shares Redeemed	(1,502,323)	(47,538,353)	(2,532,507)	(76,084,368)

Net Increase (Decrease)	257,909	6,656,423	(63,395)	(1,327,966)

Class R6
Shares Sold	4,632,883	$148,100,189	1,801,311	$54,771,612
Shares Issued for Reinvested Dividends	253,490	6,992,185	145,967	4,302,198
Shares Redeemed	(2,017,998)	(61,880,496)	(1,253,498)	(38,957,594)

Net Increase (Decrease)	2,868,375	93,211,878	693,780	20,116,216

Class Y
Shares Sold	5,881,409	$182,841,788	3,788,002	$115,773,056
Shares Issued for Reinvested Dividends	370,855	10,229,172	189,251	5,580,138
Shares Redeemed	(2,374,093)	(71,937,946)	(2,029,036)	(61,771,039)

Net Increase (Decrease)	3,878,171	121,133,014	1,948,217	59,582,155

Class F
Shares Sold	33,881,513	$1,030,449,832	4,595,725	$139,606,491
Shares Issued for Reinvested Dividends	1,240,370	33,816,032	773,606	22,560,533
Shares Redeemed	(6,710,781)	(209,251,668)	(4,825,438)	(145,935,601)

Net Increase (Decrease)	28,411,102	855,014,196	543,893	16,231,423

Total Net Increase (Decrease)	55,316,900	$1,669,994,934	3,020,069	$95,043,575

Dividend and Growth Fund
Class A
Shares Sold	10,848,253	$260,738,740	12,487,323	$326,156,465
Shares Issued for Reinvested Dividends	16,688,013	372,818,519	15,040,346	388,531,155
Shares Redeemed	(20,698,694)	(499,914,217)	(21,964,648)	(577,481,273)

Net Increase (Decrease)	6,837,572	133,643,042	5,563,021	137,206,347

Class C
Shares Sold	1,414,298	$32,132,341	1,045,131	$26,546,753
Shares Issued for Reinvested Dividends	1,026,732	21,933,732	1,845,692	46,024,991
Shares Redeemed	(3,932,419)	(91,472,582)	(10,581,892)	(266,750,872)

Net Increase (Decrease)	(1,491,389)	(37,406,509)	(7,691,069)	(194,179,128)

Class I
Shares Sold	13,889,977	$332,507,196	8,212,320	$214,582,901
Shares Issued for Reinvested Dividends	3,988,160	88,918,028	3,244,516	83,455,551
Shares Redeemed	(9,237,704)	(220,366,922)	(6,587,672)	(172,489,960)

Net Increase (Decrease)	8,640,433	201,058,302	4,869,164	125,548,492

Class R3
Shares Sold	328,462	$8,057,448	521,930	$14,025,931
Shares Issued for Reinvested Dividends	314,415	7,102,460	307,181	8,034,183
Shares Redeemed	(931,518)	(22,971,895)	(806,690)	(21,481,715)

Net Increase (Decrease)	(288,641)	(7,811,987)	22,421	578,399

Class R4
Shares Sold	1,040,819	$25,469,227	961,975	$25,805,384
Shares Issued for Reinvested Dividends	460,939	10,513,161	431,814	11,371,284
Shares Redeemed	(2,335,283)	(58,396,232)	(1,459,422)	(39,314,657)

Net Increase (Decrease)	(833,525)	(22,413,844)	(65,633)	(2,137,989)

Class R5
Shares Sold	3,271,224	$81,329,519	2,346,568	$62,962,468
Shares Issued for Reinvested Dividends	245,192	5,650,369	192,818	5,102,053
Shares Redeemed	(1,841,585)	(46,178,130)	(1,674,914)	(45,252,539)

Net Increase (Decrease)	1,674,831	40,801,758	864,472	22,811,982

Class R6
Shares Sold	2,225,050	$55,216,561	3,017,132	$82,759,681
Shares Issued for Reinvested Dividends	391,648	9,024,849	80,479	2,134,094
Shares Redeemed	(993,067)	(24,710,883)	(639,176)	(16,937,047)

Net Increase (Decrease)	1,623,631	39,530,527	2,458,435	67,956,728

117

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Dividend and Growth Fund – (continued)
Class Y
Shares Sold	5,457,856	$135,046,773	6,731,729	$180,558,797
Shares Issued for Reinvested Dividends	2,777,641	63,824,725	2,507,887	66,367,057
Shares Redeemed	(5,583,324)	(138,468,750)	(7,326,785)	(198,852,639)

Net Increase (Decrease)	2,652,173	60,402,748	1,912,831	48,073,215

Class F
Shares Sold	16,093,030	$386,215,855	14,299,165	$372,356,271
Shares Issued for Reinvested Dividends	12,928,718	287,825,698	11,425,655	293,726,913
Shares Redeemed	(20,334,098)	(490,952,552)	(18,153,837)	(477,146,616)

Net Increase (Decrease)	8,687,650	183,089,001	7,570,983	188,936,568

Total Net Increase (Decrease)	27,502,735	$590,893,038	15,504,625	$394,794,614

Equity Income Fund
Class A
Shares Sold	6,480,746	$121,285,443	7,054,185	$141,208,042
Shares Issued for Reinvested Dividends	7,839,935	137,242,745	5,387,109	108,873,865
Shares Redeemed	(13,808,960)	(258,119,451)	(16,310,108)	(330,513,136)

Net Increase (Decrease)	511,721	408,737	(3,868,814)	(80,431,229)

Class C
Shares Sold	1,403,741	$25,634,319	1,496,750	$30,142,193
Shares Issued for Reinvested Dividends	1,490,092	25,756,245	1,234,724	24,850,317
Shares Redeemed	(5,337,720)	(99,926,506)	(7,456,596)	(148,401,415)

Net Increase (Decrease)	(2,443,887)	(48,535,942)	(4,725,122)	(93,408,905)

Class I
Shares Sold	12,788,727	$238,778,998	17,491,443	$350,784,723
Shares Issued for Reinvested Dividends	5,610,079	97,562,348	3,652,614	73,362,106
Shares Redeemed	(30,170,664)	(559,232,499)	(15,229,423)	(305,556,437)

Net Increase (Decrease)	(11,771,858)	(222,891,153)	5,914,634	118,590,392

Class R3
Shares Sold	201,583	$3,801,906	296,916	$5,984,389
Shares Issued for Reinvested Dividends	229,662	4,011,859	167,506	3,391,169
Shares Redeemed	(671,796)	(12,589,934)	(828,311)	(16,803,967)

Net Increase (Decrease)	(240,551)	(4,776,169)	(363,889)	(7,428,409)

Class R4
Shares Sold	517,003	$9,693,018	642,122	$13,016,169
Shares Issued for Reinvested Dividends	271,292	4,754,392	205,009	4,153,860
Shares Redeemed	(1,721,384)	(32,616,945)	(1,072,897)	(21,756,093)

Net Increase (Decrease)	(933,089)	(18,169,535)	(225,766)	(4,586,064)

Class R5
Shares Sold	1,131,152	$21,619,237	1,070,828	$21,909,354
Shares Issued for Reinvested Dividends	360,589	6,368,591	237,336	4,829,360
Shares Redeemed	(1,508,603)	(28,818,781)	(1,231,998)	(25,045,790)

Net Increase (Decrease)	(16,862)	(830,953)	76,166	1,692,924

Class R6
Shares Sold	1,148,910	$22,234,541	624,797	$12,755,320
Shares Issued for Reinvested Dividends	193,154	3,429,995	109,860	2,239,099
Shares Redeemed	(544,409)	(10,408,102)	(355,527)	(7,261,890)

Net Increase (Decrease)	797,655	15,256,434	379,130	7,732,529

Class Y
Shares Sold	2,508,088	$47,678,296	3,235,467	$66,523,295
Shares Issued for Reinvested Dividends	658,477	11,609,476	473,849	9,676,818
Shares Redeemed	(5,123,450)	(95,079,692)	(3,349,092)	(68,094,590)

Net Increase (Decrease)	(1,956,885)	(35,791,920)	360,224	8,105,523

Class F
Shares Sold	10,316,801	$193,403,821	11,490,117	$230,763,902
Shares Issued for Reinvested Dividends	4,372,836	76,382,908	2,529,103	50,774,813
Shares Redeemed	(8,455,981)	(159,836,569)	(6,712,436)	(135,242,319)

Net Increase (Decrease)	6,233,656	109,950,160	7,306,784	146,296,396

Total Net Increase (Decrease)	(9,820,100)	$(205,380,341)	4,853,347	$96,563,157

118

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Growth Opportunities Fund
Class A
Shares Sold	5,563,708	$213,086,115	5,430,832	$258,227,081
Shares Issued for Reinvested Dividends	13,501,045	442,159,235	3,585,086	153,656,799
Shares Redeemed	(9,974,318)	(382,016,437)	(6,592,860)	(310,460,365)

Net Increase (Decrease)	9,090,435	273,228,913	2,423,058	101,423,515

Class C
Shares Sold	3,170,815	$62,375,652	2,202,102	$67,142,214
Shares Issued for Reinvested Dividends	5,635,659	96,538,837	1,594,478	44,007,584
Shares Redeemed	(6,028,908)	(121,531,114)	(6,076,031)	(184,287,489)

Net Increase (Decrease)	2,777,566	37,383,375	(2,279,451)	(73,137,691)

Class I
Shares Sold	11,781,273	$478,068,139	8,710,241	$433,216,495
Shares Issued for Reinvested Dividends	8,365,419	290,614,670	2,290,426	102,404,963
Shares Redeemed	(19,254,836)	(785,597,820)	(8,315,111)	(406,512,937)

Net Increase (Decrease)	891,856	(16,915,011)	2,685,556	129,108,521

Class R3
Shares Sold	218,666	$8,369,169	234,644	$11,070,881
Shares Issued for Reinvested Dividends	309,474	10,153,854	87,601	3,772,966
Shares Redeemed	(429,915)	(16,932,192)	(325,309)	(15,295,005)

Net Increase (Decrease)	98,225	1,590,831	(3,064)	(451,158)

Class R4
Shares Sold	250,422	$10,352,870	228,630	$11,414,684
Shares Issued for Reinvested Dividends	446,887	15,681,250	129,500	5,853,389
Shares Redeemed	(746,989)	(31,374,403)	(398,588)	(19,861,217)

Net Increase (Decrease)	(49,680)	(5,340,283)	(40,458)	(2,593,144)

Class R5
Shares Sold	186,925	$8,171,987	135,790	$7,029,897
Shares Issued for Reinvested Dividends	109,194	4,050,013	27,599	1,298,270
Shares Redeemed	(119,452)	(5,325,984)	(101,488)	(5,319,310)

Net Increase (Decrease)	176,667	6,896,016	61,901	3,008,857

Class R6
Shares Sold	357,710	$15,726,095	157,464	$8,754,701
Shares Issued for Reinvested Dividends	64,798	2,446,116	8,512	405,519
Shares Redeemed	(159,208)	(7,327,990)	(19,778)	(1,033,651)

Net Increase (Decrease)	263,300	10,844,221	146,198	8,126,569

Class Y
Shares Sold	1,911,323	$84,186,840	928,873	$50,217,143
Shares Issued for Reinvested Dividends	650,084	24,540,654	163,706	7,802,221
Shares Redeemed	(1,452,543)	(67,133,531)	(651,865)	(34,204,480)

Net Increase (Decrease)	1,108,864	41,593,963	440,714	23,814,884

Class F
Shares Sold	3,874,932	$160,316,539	2,463,128	$122,119,125
Shares Issued for Reinvested Dividends	2,537,024	88,339,164	1,101,002	49,269,862
Shares Redeemed	(2,258,227)	(94,166,031)	(8,053,486)	(408,108,047)

Net Increase (Decrease)	4,153,729	154,489,672	(4,489,356)	(236,719,060)

Total Net Increase (Decrease)	18,510,962	$503,771,697	(1,054,902)	$(47,418,707)

Healthcare Fund
Class A
Shares Sold	1,270,592	$42,474,857	2,816,061	$101,549,420
Shares Issued for Reinvested Dividends	1,531,546	47,003,147	1,019,295	34,248,296
Shares Redeemed	(3,947,053)	(131,520,198)	(4,495,546)	(158,895,113)

Net Increase (Decrease)	(1,144,915)	(42,042,194)	(660,190)	(23,097,397)

Class C
Shares Sold	386,423	$10,098,608	496,990	$14,452,310
Shares Issued for Reinvested Dividends	549,060	13,440,993	515,465	14,185,595
Shares Redeemed	(1,751,911)	(46,660,248)	(3,680,023)	(107,962,485)

Net Increase (Decrease)	(816,428)	(23,120,647)	(2,667,568)	(79,324,580)

119

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Healthcare Fund – (continued)
Class I
Shares Sold	1,860,549	$65,494,008	3,388,340	$126,092,031
Shares Issued for Reinvested Dividends	716,965	23,208,155	437,685	15,410,892
Shares Redeemed	(5,201,462)	(180,879,649)	(2,974,436)	(110,211,280)

Net Increase (Decrease)	(2,623,948)	(92,177,486)	851,589	31,291,643

Class R3
Shares Sold	140,316	$4,727,398	179,019	$6,531,072
Shares Issued for Reinvested Dividends	82,110	2,592,207	61,276	2,120,778
Shares Redeemed	(381,548)	(13,280,244)	(425,831)	(15,473,486)

Net Increase (Decrease)	(159,122)	(5,960,639)	(185,536)	(6,821,636)

Class R4
Shares Sold	153,972	$5,595,659	288,491	$11,080,389
Shares Issued for Reinvested Dividends	61,171	2,038,224	41,923	1,520,963
Shares Redeemed	(397,220)	(14,387,290)	(416,190)	(15,933,796)

Net Increase (Decrease)	(182,077)	(6,753,407)	(85,776)	(3,332,444)

Class R5
Shares Sold	98,097	$3,776,425	130,251	$5,340,435
Shares Issued for Reinvested Dividends	12,444	435,292	6,075	229,927
Shares Redeemed	(158,841)	(6,002,309)	(112,959)	(4,488,405)

Net Increase (Decrease)	(48,300)	(1,790,592)	23,367	1,081,957

Class R6(2)
Shares Sold	33,146	$1,302,429	—	$—
Shares Redeemed	(660)	(26,300)	—	—

Net Increase (Decrease)	32,486	1,276,129	—	—

Class Y
Shares Sold	669,883	$26,123,541	431,226	$17,308,437
Shares Issued for Reinvested Dividends	94,877	3,362,455	52,897	2,024,914
Shares Redeemed	(354,102)	(13,626,705)	(283,402)	(11,401,142)

Net Increase (Decrease)	410,658	15,859,291	200,721	7,932,209

Class F
Shares Sold	72,466	$2,542,615	450,646	$16,664,894
Shares Issued for Reinvested Dividends	158,658	5,145,276	86,244	3,039,229
Shares Redeemed	(1,561,880)	(51,838,121)	(128,688)	(4,746,404)

Net Increase (Decrease)	(1,330,756)	(44,150,230)	408,202	14,957,719

Total Net Increase (Decrease)	(5,862,402)	$(198,859,775)	(2,115,191)	$(57,312,529)

MidCap Fund
Class A
Shares Sold	10,562,439	$302,872,439	15,229,089	$479,864,863
Shares Issued for Reinvested Dividends	11,616,898	286,472,704	3,795,999	113,272,618
Shares Redeemed	(15,519,945)	(445,949,253)	(14,462,445)	(460,231,010)

Net Increase (Decrease)	6,659,392	143,395,890	4,562,643	132,906,471

Class C
Shares Sold	3,619,415	$71,020,807	6,174,307	$145,020,804
Shares Issued for Reinvested Dividends	5,087,766	86,695,527	1,974,728	43,246,546
Shares Redeemed	(11,310,026)	(222,847,023)	(13,281,900)	(303,779,827)

Net Increase (Decrease)	(2,602,845)	(65,130,689)	(5,132,865)	(115,512,477)

Class I
Shares Sold	42,632,618	$1,267,074,961	51,031,220	$1,672,961,497
Shares Issued for Reinvested Dividends	15,195,028	387,321,276	4,404,777	134,962,369
Shares Redeemed	(43,805,361)	(1,290,404,699)	(33,111,717)	(1,073,279,042)

Net Increase (Decrease)	14,022,285	363,991,538	22,324,280	734,644,824

Class R3
Shares Sold	556,017	$17,863,858	1,019,743	$35,935,089
Shares Issued for Reinvested Dividends	380,030	10,526,822	112,130	3,722,725
Shares Redeemed	(1,180,346)	(38,151,880)	(743,549)	(26,222,686)

Net Increase (Decrease)	(244,299)	(9,761,200)	388,324	13,435,128

120

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
MidCap Fund – (continued)
Class R4
Shares Sold	2,008,473	$67,464,654	3,152,179	$116,185,148
Shares Issued for Reinvested Dividends	881,164	25,483,275	291,588	10,027,716
Shares Redeemed	(3,755,272)	(128,083,303)	(2,657,782)	(97,308,099)

Net Increase (Decrease)	(865,635)	(35,135,374)	785,985	28,904,765

Class R5
Shares Sold	5,884,056	$201,889,123	5,438,327	$205,456,983
Shares Issued for Reinvested Dividends	1,361,847	40,610,288	353,078	12,442,452
Shares Redeemed	(6,880,878)	(238,241,924)	(2,628,190)	(98,094,631)

Net Increase (Decrease)	365,025	4,257,487	3,163,215	119,804,804

Class R6
Shares Sold	23,570,871	$824,805,540	19,650,032	$747,342,388
Shares Issued for Reinvested Dividends	3,466,868	104,560,740	533,890	18,985,122
Shares Redeemed	(8,765,259)	(311,279,864)	(3,937,273)	(149,786,078)

Net Increase (Decrease)	18,272,480	618,086,416	16,246,649	616,541,432

Class Y
Shares Sold	13,498,176	$461,820,073	20,799,108	$797,758,811
Shares Issued for Reinvested Dividends	4,622,179	139,266,264	1,504,227	53,460,224
Shares Redeemed	(29,761,816)	(1,038,153,416)	(19,868,421)	(736,585,618)

Net Increase (Decrease)	(11,641,461)	(437,067,079)	2,434,914	114,633,417

Class F
Shares Sold	23,838,251	$717,246,012	21,922,976	$713,934,685
Shares Issued for Reinvested Dividends	6,900,254	176,232,472	1,741,235	53,403,678
Shares Redeemed	(12,295,039)	(370,932,155)	(10,385,273)	(339,921,754)

Net Increase (Decrease)	18,443,466	522,546,329	13,278,938	427,416,609

Total Net Increase (Decrease)	42,408,408	$1,105,183,318	58,052,083	$2,072,774,973

MidCap Value Fund
Class A
Shares Sold	3,015,194	$39,850,799	3,127,684	$48,813,047
Shares Issued for Reinvested Dividends	2,634,934	31,694,686	463,385	7,173,200
Shares Redeemed	(3,749,358)	(50,258,979)	(2,646,647)	(41,733,967)

Net Increase (Decrease)	1,900,770	21,286,506	944,422	14,252,280

Class C
Shares Sold	219,028	$2,302,437	222,446	$2,911,223
Shares Issued for Reinvested Dividends	240,187	2,313,001	80,495	1,032,748
Shares Redeemed	(572,160)	(6,156,895)	(1,534,250)	(19,407,687)

Net Increase (Decrease)	(112,945)	(1,541,457)	(1,231,309)	(15,463,716)

Class I
Shares Sold	414,930	$5,677,380	552,664	$8,792,174
Shares Issued for Reinvested Dividends	300,075	3,648,250	66,767	1,040,897
Shares Redeemed	(939,685)	(12,651,962)	(1,015,843)	(16,140,564)

Net Increase (Decrease)	(224,680)	(3,326,332)	(396,412)	(6,307,493)

Class R3
Shares Sold	77,867	$1,086,097	75,953	$1,256,452
Shares Issued for Reinvested Dividends	72,689	922,418	16,486	268,227
Shares Redeemed	(250,237)	(3,619,666)	(192,290)	(3,197,956)

Net Increase (Decrease)	(99,681)	(1,611,151)	(99,851)	(1,673,277)

Class R4
Shares Sold	125,020	$1,801,520	124,104	$2,096,722
Shares Issued for Reinvested Dividends	82,313	1,068,388	16,176	267,868
Shares Redeemed	(194,448)	(2,814,110)	(149,407)	(2,527,098)

Net Increase (Decrease)	12,885	55,798	(9,127)	(162,508)

Class R5
Shares Sold	68,987	$961,987	105,272	$1,798,408
Shares Issued for Reinvested Dividends	36,259	477,765	11,409	191,481
Shares Redeemed	(517,692)	(7,282,905)	(281,733)	(4,803,813)

Net Increase (Decrease)	(412,446)	(5,843,153)	(165,052)	(2,813,924)

121

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
MidCap Value Fund – (continued)
Class Y
Shares Sold	291,417	$4,364,547	348,742	$6,063,658
Shares Issued for Reinvested Dividends	90,660	1,198,031	41,401	697,132
Shares Redeemed	(306,083)	(4,432,547)	(1,348,747)	(22,829,991)

Net Increase (Decrease)	75,994	1,130,031	(958,604)	(16,069,201)

Class F
Shares Sold	6,169,822	$84,036,654	6,696,887	$106,408,840
Shares Issued for Reinvested Dividends	2,440,229	29,675,324	441,070	6,902,315
Shares Redeemed	(4,278,093)	(58,547,425)	(5,066,647)	(81,143,838)

Net Increase (Decrease)	4,331,958	55,164,553	2,071,310	32,167,317

Total Net Increase (Decrease)	5,471,855	$65,314,795	155,377	$3,929,478

Quality Value Fund
Class A
Shares Sold	515,463	$10,074,937	505,087	$10,381,769
Shares Issued for Reinvested Dividends	572,123	10,176,420	401,915	8,210,264
Shares Redeemed	(1,261,687)	(24,792,514)	(1,478,660)	(30,431,153)

Net Increase (Decrease)	(174,101)	(4,541,157)	(571,658)	(11,839,120)

Class C
Shares Sold	48,982	$803,712	54,734	$966,801
Shares Issued for Reinvested Dividends	28,768	438,130	50,041	876,084
Shares Redeemed	(229,704)	(3,910,337)	(723,415)	(12,761,532)

Net Increase (Decrease)	(151,954)	(2,668,495)	(618,640)	(10,918,647)

Class I
Shares Sold	118,116	$2,316,278	119,419	$2,435,718
Shares Issued for Reinvested Dividends	47,997	841,546	28,248	569,900
Shares Redeemed	(208,357)	(4,046,731)	(260,204)	(5,290,718)

Net Increase (Decrease)	(42,244)	(888,907)	(112,537)	(2,285,100)

Class R3
Shares Sold	17,295	$356,081	7,767	$161,342
Shares Issued for Reinvested Dividends	3,279	59,308	2,430	50,174
Shares Redeemed	(15,768)	(322,706)	(27,123)	(563,901)

Net Increase (Decrease)	4,806	92,683	(16,926)	(352,385)

Class R4
Shares Sold	27,215	$549,127	58,437	$1,239,154
Shares Issued for Reinvested Dividends	19,976	364,460	14,925	312,076
Shares Redeemed	(63,260)	(1,291,227)	(140,160)	(2,976,078)

Net Increase (Decrease)	(16,069)	(377,640)	(66,798)	(1,424,848)

Class R5
Shares Sold	1,251	$24,050	24,598	$514,350
Shares Issued for Reinvested Dividends	1,768	32,495	1,109	23,373
Shares Redeemed	(16,898)	(357,155)	(24,077)	(525,126)

Net Increase (Decrease)	(13,879)	(300,610)	1,630	12,597

Class R6(1)
Shares Sold	1,060	$21,715	476	$10,000
Shares Issued for Reinvested Dividends	35	650	—	—
Shares Redeemed	(6)	(133)	—	—

Net Increase (Decrease)	1,089	22,232	476	10,000

Class Y
Shares Sold	27,388	$566,227	30,977	$668,736
Shares Issued for Reinvested Dividends	2,143	39,465	2,536	53,600
Shares Redeemed	(30,147)	(614,974)	(54,129)	(1,132,320)

Net Increase (Decrease)	(616)	(9,282)	(20,616)	(409,984)

Class F
Shares Sold	106,180	$2,050,010	4,026,210	$82,806,066
Shares Issued for Reinvested Dividends	350,111	6,128,466	113,052	2,280,455
Shares Redeemed	(4,395,222)	(84,991,695)	(264,077)	(5,415,483)

Net Increase (Decrease)	(3,938,931)	(76,813,219)	3,875,185	79,671,038

Total Net Increase (Decrease)	(4,331,899)	$(85,484,395)	2,470,116	$52,463,551

122

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Small Cap Growth Fund
Class A
Shares Sold	143,713	$6,367,732	211,044	$12,246,181
Shares Issued for Reinvested Dividends	1,137,942	42,820,742	181,627	10,053,030
Shares Redeemed	(691,468)	(30,501,386)	(478,877)	(28,211,959)

Net Increase (Decrease)	590,187	18,687,088	(86,206)	(5,912,748)

Class C
Shares Sold	33,213	$900,484	18,189	$821,537
Shares Issued for Reinvested Dividends	236,201	6,042,022	50,584	2,132,627
Shares Redeemed	(315,783)	(9,391,318)	(338,387)	(14,918,173)

Net Increase (Decrease)	(46,369)	(2,448,812)	(269,614)	(11,964,009)

Class I
Shares Sold	2,177,043	$98,419,282	1,423,742	$86,221,035
Shares Issued for Reinvested Dividends	1,099,491	43,341,934	342,617	19,573,702
Shares Redeemed	(3,548,369)	(163,047,531)	(4,791,619)	(295,297,396)

Net Increase (Decrease)	(271,835)	(21,286,315)	(3,025,260)	(189,502,659)

Class R3
Shares Sold	69,866	$2,907,966	59,892	$3,502,644
Shares Issued for Reinvested Dividends	60,131	2,234,481	9,890	543,634
Shares Redeemed	(148,734)	(6,537,096)	(81,883)	(4,842,381)

Net Increase (Decrease)	(18,737)	(1,394,649)	(12,101)	(796,103)

Class R4
Shares Sold	285,710	$12,583,104	364,952	$22,208,659
Shares Issued for Reinvested Dividends	297,846	11,687,478	47,349	2,704,153
Shares Redeemed	(909,172)	(41,585,558)	(493,751)	(30,080,314)

Net Increase (Decrease)	(325,616)	(17,314,976)	(81,450)	(5,167,502)

Class R5
Shares Sold	484,882	$22,426,482	347,713	$21,980,130
Shares Issued for Reinvested Dividends	397,887	16,508,317	76,411	4,542,635
Shares Redeemed	(844,219)	(41,911,678)	(767,974)	(48,541,480)

Net Increase (Decrease)	38,550	(2,976,879)	(343,850)	(22,018,715)

Class R6
Shares Sold	827,350	$38,567,669	686,094	$43,112,203
Shares Issued for Reinvested Dividends	205,988	8,674,158	8,749	525,615
Shares Redeemed	(479,346)	(23,694,911)	(130,097)	(8,374,078)

Net Increase (Decrease)	553,992	23,546,916	564,746	35,263,740

Class Y
Shares Sold	3,471,469	$173,976,901	1,232,771	$79,909,898
Shares Issued for Reinvested Dividends	1,656,136	69,789,590	270,638	16,276,162
Shares Redeemed	(3,955,235)	(186,437,170)	(1,530,091)	(96,766,636)

Net Increase (Decrease)	1,172,370	57,329,321	(26,682)	(580,576)

Class F
Shares Sold	229,925	$10,549,148	169,138	$10,226,392
Shares Issued for Reinvested Dividends	221,268	8,748,931	32,992	1,887,827
Shares Redeemed	(324,117)	(15,214,484)	(167,224)	(10,322,892)

Net Increase (Decrease)	127,076	4,083,595	34,906	1,791,327

Total Net Increase (Decrease)	1,819,618	$58,225,289	(3,245,511)	$(198,887,245)

Small Cap Value Fund
Class A
Shares Sold	535,811	$5,599,188	501,586	$7,095,178
Shares Issued for Reinvested Dividends	1,345,441	12,452,725	167,649	2,291,007
Shares Redeemed	(1,175,436)	(12,205,028)	(584,728)	(8,306,972)

Net Increase (Decrease)	705,816	5,846,885	84,507	1,079,213

Class C
Shares Sold	27,521	$250,111	65,529	$865,667
Shares Issued for Reinvested Dividends	201,614	1,622,991	40,074	497,721
Shares Redeemed	(336,158)	(3,016,977)	(442,129)	(5,637,431)

Net Increase (Decrease)	(107,023)	(1,143,875)	(336,526)	(4,274,043)

123

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Small Cap Value Fund – (continued)
Class I
Shares Sold	290,021	$3,176,128	114,901	$1,655,287
Shares Issued for Reinvested Dividends	101,935	945,995	10,068	137,932
Shares Redeemed	(246,872)	(2,384,735)	(78,404)	(1,122,083)

Net Increase (Decrease)	145,084	1,737,388	46,565	671,136

Class R3
Shares Sold	12,137	$130,291	21,367	$312,233
Shares Issued for Reinvested Dividends	12,847	123,296	1,103	15,477
Shares Redeemed	(5,951)	(64,581)	(34,579)	(501,272)

Net Increase (Decrease)	19,033	189,006	(12,109)	(173,562)

Class R4
Shares Sold	2,596	$26,803	900	$13,135
Shares Issued for Reinvested Dividends	493	4,797	114	1,619
Shares Redeemed	(92)	(993)	(5,359)	(80,859)

Net Increase (Decrease)	2,997	30,607	(4,345)	(66,105)

Class R5
Shares Issued for Reinvested Dividends	888	$8,638	144	$2,044
Shares Redeemed	(2,386)	(24,304)	(649)	(9,287)

Net Increase (Decrease)	(1,498)	(15,666)	(505)	(7,243)

Class R6(1)
Shares Sold	8,510	$91,476	715	$10,000
Shares Issued for Reinvested Dividends	253	2,456	—	—
Shares Redeemed	(11)	(110)	—	—

Net Increase (Decrease)	8,752	93,822	715	10,000

Class Y
Shares Sold	27,569	$298,131	3,238	$47,858
Shares Issued for Reinvested Dividends	11,902	115,661	4,305	61,224
Shares Redeemed	(32,472)	(375,274)	(46,582)	(673,505)

Net Increase (Decrease)	6,999	38,518	(39,039)	(564,423)

Class F
Shares Sold	1,466,457	$14,533,039	58,899	$834,996
Shares Issued for Reinvested Dividends	1,036,113	9,621,393	301,115	4,128,469
Shares Redeemed	(619,373)	(6,521,061)	(3,698,310)	(52,129,544)

Net Increase (Decrease)	1,883,197	17,633,371	(3,338,296)	(47,166,079)

Total Net Increase (Decrease)	2,663,357	$24,410,056	(3,599,033)	$(50,491,106)

Small Company Fund
Class A
Shares Sold	1,819,229	$35,427,303	2,270,419	$52,377,812
Shares Issued for Reinvested Dividends	3,082,592	50,462,033	—	—
Shares Redeemed	(2,373,495)	(46,229,828)	(1,882,550)	(42,324,435)

Net Increase (Decrease)	2,528,326	39,659,508	387,869	10,053,377

Class C
Shares Sold	124,624	$1,583,364	161,175	$2,756,489
Shares Issued for Reinvested Dividends	252,369	2,718,019	—	—
Shares Redeemed	(358,239)	(4,604,087)	(1,216,758)	(20,246,713)

Net Increase (Decrease)	18,754	(302,704)	(1,055,583)	(17,490,224)

Class I
Shares Sold	217,227	$4,551,958	281,342	$6,659,139
Shares Issued for Reinvested Dividends	279,521	4,855,272	—	—
Shares Redeemed	(478,368)	(9,730,251)	(374,450)	(8,896,291)

Net Increase (Decrease)	18,380	(323,021)	(93,108)	(2,237,152)

Class R3
Shares Sold	134,256	$2,730,277	110,367	$2,749,385
Shares Issued for Reinvested Dividends	146,146	2,626,237	—	—
Shares Redeemed	(330,361)	(7,087,474)	(514,678)	(12,245,254)

Net Increase (Decrease)	(49,959)	(1,730,960)	(404,311)	(9,495,869)

124

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Small Company Fund – (continued)
Class R4
Shares Sold	147,445	$3,466,416	121,401	$3,118,999
Shares Issued for Reinvested Dividends	125,461	2,408,843	—	—
Shares Redeemed	(280,883)	(6,458,571)	(513,859)	(13,147,683)

Net Increase (Decrease)	(7,977)	(583,312)	(392,458)	(10,028,684)

Class R5
Shares Sold	62,555	$1,589,279	47,038	$1,261,080
Shares Issued for Reinvested Dividends	19,819	403,513	—	—
Shares Redeemed	(55,755)	(1,415,258)	(80,902)	(2,111,795)

Net Increase (Decrease)	26,619	577,534	(33,864)	(850,715)

Class R6
Shares Sold	2,145	$54,273	3,290	$101,310
Shares Issued for Reinvested Dividends	1,032	21,469	—	—
Shares Redeemed	(553)	(14,301)	(1,132)	(30,923)

Net Increase (Decrease)	2,624	61,441	2,158	70,387

Class Y
Shares Sold	165,468	$4,153,738	239,418	$6,832,724
Shares Issued for Reinvested Dividends	252,900	5,260,320	—	—
Shares Redeemed	(475,656)	(10,480,486)	(271,716)	(7,590,782)

Net Increase (Decrease)	(57,288)	(1,066,428)	(32,298)	(758,058)

Class F
Shares Sold	4,045,700	$86,904,113	2,020,773	$47,724,426
Shares Issued for Reinvested Dividends	1,153,443	20,116,041	—	—
Shares Redeemed	(1,258,713)	(26,615,628)	(922,181)	(22,313,407)

Net Increase (Decrease)	3,940,430	80,404,526	1,098,592	25,411,019

Total Net Increase (Decrease)	6,419,909	$116,696,584	(523,003)	$(5,325,919)

(1)	Inception date was February 28, 2018.
(2)	Inception date was February 28, 2019.

13.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $370 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the year ended October 31, 2019, none of the Funds had borrowings under this facility.

14.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is effective for public entities for fiscal years beginning after December 15, 2018, and will become effective for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

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Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of each Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

16.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in these financial statements.

126

Report of Independent Registered Public Accounting Firm

To the Shareholders of

The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Growth Opportunities Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Quality Value Fund, The Hartford Small Cap Growth Fund, Hartford Small Cap Value Fund (formerly, Hartford Small Cap Core Fund), and The Hartford Small Company Fund and the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund (nine of the funds constituting The Hartford Mutual Funds, Inc.), and The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (three of the funds constituting The Hartford Mutual Funds II, Inc.) (all funds listed above collectively referred to as the “Funds”) (The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. collectively referred to as the “Companies”), including the schedules of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nine of the funds constituting The Hartford Mutual Funds, Inc. and three of the funds constituting The Hartford Mutual Funds II, Inc.) at October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Companies in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Companies are not required to have, nor were we engaged to perform, audits of the Companies’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

December 30, 2019

127

Hartford Domestic Equity Funds

Directors and Officers of each Company (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of October 31, 2019. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	82	Ms. Ackermann serves as a Director of Vistra Energy Corporation (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	82	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since August 2019	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	82	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	82	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present).

DUANE E. HILL (1945)	Director	Since 2001(4) Since 2002(5)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	82	None

128

Hartford Domestic Equity Funds

Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

PHILLIP O. PETERSON(6) (1944)	Director	Since 2002(4) Since 2000(5)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	82	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	82	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	82	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(7) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	82	None

129

Hartford Domestic Equity Funds

Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer at Avicenna Capital Management (2007-2009); and Chief Financial Officer at Steeple Capital LP (2005-2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFD (since December 2013) and has served as President (from April 2018 to June 2019) and Chief Executive Officer (from April 2018 to June 2019) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer of Lattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

130

Hartford Domestic Equity Funds

Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is Deputy General Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	For The Hartford Mutual Funds, Inc.
(5)	For The Hartford Mutual Funds II, Inc.
(6)	Effective December 5, 2019, Mr. Peterson is retiring from each Company.
(7)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

131

Hartford Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

132

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Capital Appreciation Fund

Hartford Core Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Healthcare Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Quality Value Fund

The Hartford Small Cap Growth Fund

Hartford Small Cap Value Fund

The Hartford Small Company Fund

(each a “Fund” and collectively, the “Funds”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 6-7, 2019, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, and Hartford Small Cap Value Fund, and HMF II, on behalf of each of The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund; (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of each of The Hartford Healthcare Fund and The Hartford Small Company Fund (the “2013 Investment Management Agreement” and collectively with the Management Agreement, the “Management Agreements”); and (iii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to the Funds.

In the months preceding the August 6-7, 2019 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 18, 2019 and August 6-7, 2019. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 18, 2019 and August 6-7, 2019 concerning the Agreements.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, transfer agency and other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, transfer agency and other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

133

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the Funds’ securities lending program and noted the income earned by the Funds in connection with their participation in the program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the quality and experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford Funds, and the ability to combine holdings in a Fund with holdings in other Hartford Funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

134

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the continuation of the approval of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance and commentary on the effect of current and recent market conditions. The Board also noted that, for The Hartford Capital Appreciation Fund, the Fund utilizes a multiple portfolio manager structure and considered the performance attributions of the underlying managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with the Funds were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 18, 2019 and August 6-7, 2019 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

The Board also considered that HFMC provides nondiscretionary investment advisory services to a model portfolio that pursues an investment objective and an investment strategy similar to those of the Hartford Core Equity Fund. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

135

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing the Funds to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds have grown over time, including through lower operating expenses. The Board also noted that, for the Hartford Small Cap Value Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF and HMF II, on behalf of their respective Funds, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HASCO indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2019.

The Hartford Capital Appreciation Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.04% through February 29, 2020.

136

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Core Equity Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period.

•

The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 29, 2020.

The Hartford Dividend and Growth Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.05% through February 29, 2020.

The Hartford Equity Income Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. The Board noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.05% through February 29, 2020.

The Hartford Growth Opportunities Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and its actual management fee were in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.05% through February 29, 2020.

The Hartford Healthcare Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 29, 2020.

The Hartford MidCap Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class I and Y shares of the Fund have contractual transfer agency expense caps of 0.12% and 0.04%, respectively, through February 29, 2020.

The Hartford MidCap Value Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.

137

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a transfer agency expense cap of 0.05% through February 29, 2020.

Hartford Quality Value Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.

•

The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a reduction to the contractual investment management fee implemented on September 1, 2018. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.96% through February 29, 2020, and that HFMC had reimbursed the Fund for certain expenses.

The Hartford Small Cap Growth Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5- year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy and portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.04% through February 29, 2020.

Hartford Small Cap Value Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a reduction to the contractual investment management fee implemented on September 1, 2018. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.30% through February 29, 2020.

The Hartford Small Company Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy and portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.40% through February 29, 2020, and that HFMC had reimbursed the Fund for certain expenses.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

138

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and its Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2019), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Renato Acquisition Co.; Sentinel Insurance Company, Ltd; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2019

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-DE19     12/19    214073    Printed in U.S.A.

HARTFORDFUNDS
Our benchmark is the investor.®

Hartford Schroders Funds

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report covering the fiscal period from November 1, 2018 to October 31, 2019.

Market Review

During the 12 months ended October 31, 2019, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.33% despite volatility throughout the period.

Political uncertainty has been a core driver of this increased market volatility. Escalating trade tensions between the U.S. and China, continued debate over how the UK will handle its departure from the European Union, and the September announcement of an impeachment inquiry against President Trump all contributed to choppy market conditions.

However, July 1, 2019 marked a significant milestone: the U.S. entered the longest period of economic expansion on record, according to The National Bureau of Economic Research. Strong consumer spending in the U.S. has continued to buoy the domestic economy, helped by an unemployment rate that stayed at or below 4% throughout the 12 month period ended October 31, 2019.

Nevertheless, signs of a slowing global economy prompted central banks around the world to shift to more accommodating monetary policy. The U.S. Federal Reserve cut interest rates three times in 2019 to bring down the federal funds rate target down to a range of 1.50 – 1.75% as of October 31, 2019, while the European Central Bank, which already had established negative interest rates, further cut its rate to -0.50% as of September 18, 2019.

Politics, both at home and abroad, are likely to continue to play a key role in market movements this year. For this reason, we encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford Schroders Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and sub-sub-adviser, as applicable, and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Schroders Emerging Markets Equity Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 3/31/2006 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	13.27%	4.10%	4.10%
Class A2	7.04%	2.93%	3.52%
Class C1	12.50%	3.75%	4.06%
Class C2	11.50%	3.75%	4.06%
Class I1	13.54%	4.33%	4.35%
Class R3[1]	13.01%	4.09%	4.23%
Class R4[1]	13.78%	4.26%	4.31%
Class R5[1]	13.61%	4.37%	4.36%
Class Y1	13.62%	4.42%	4.39%
Class F1	13.73%	4.41%	4.38%
Class SDR[1]	13.71%	4.49%	4.42%
MSCI Emerging Markets Index (Net)	11.86%	2.93%	3.78%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/16, the Schroder Emerging Market Equity Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/16 is that of the Predecessor Fund. Prior to 10/24/16, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/14 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/17 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Effective on the close of business on 3/15/19, the Fund was closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

2

Hartford Schroders Emerging Markets Equity Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Operating Expenses*

	Gross	Net
Class A	1.47%	1.47%
Class C	2.21%	2.21%
Class I	1.25%	1.25%
Class R3	1.82%	1.82%
Class R4	1.50%	1.50%
Class R5	1.21%	1.21%
Class Y	1.15%	1.15%
Class F	1.10%	1.10%
Class SDR	1.10%	1.10%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and net expenses are the same. Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2019.

Portfolio Managers

Hartford Schroders Emerging Markets Equity Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.

Tom Wilson, CFA

Portfolio Manager

Robert Davy

Portfolio Manager

James Gotto

Portfolio Manager

Waj Hashmi, CFA

Portfolio Manager

Nicholas Field

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Emerging Markets Equity Fund returned 13.27%, before sales charge, for the twelve-month period ended October 31, 2019 compared to the Fund’s benchmark, the MSCI Emerging Markets Index (Net), which returned 11.86% for the same period. For the same period, Class A shares of the Fund outperformed the 12.97% average return of the Lipper Emerging Markets Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Global equities recorded a positive return over the twelve-month period as measured by the MSCI World Index (Net). United States (U.S.)-China trade tensions escalated, despite a short truce, and concerns over global growth continued to build. At the end of the period, the U.S. and China indicated that a phase one trade deal was close, but no final agreement has been announced. The U.S. Federal Reserve (Fed) responded to the weaker outlook by ending policy normalization and began to cut interest rates. The European Central Bank (ECB) followed suit, lowering its deposit rate further into negative territory, while also announcing the restart of its quantitative easing program. Against this backdrop, a number of emerging market central banks began to ease monetary policy. Emerging-market equities registered a positive return over the period. The MSCI Emerging Markets Index decreased in value and underperformed the MSCI World Index during the period.

Within the MSCI Emerging Markets Index (Net), Russia, Egypt, Greece and Indonesia had positive returns. Russia was the best-performing index market, benefiting in part from a rally by Gazprom, which announced a sharp increase in its dividend payout policy. Although economic growth disappointed, later in the period inflation eased and the central bank began to ease monetary policy. Egypt and Greece registered strong returns as both economies continued to recover. In Greece, the outlook was boosted by the election of the center-right New Democracy party, which is expected to accelerate the reform agenda. Indonesia also had positive returns, as concerns over global liquidity tightening eased. Meanwhile, President Widodo was re-elected in April.

The Taiwan component of the MSCI Emerging Markets Index (Net) performed well, as Technology sector holdings in the Fund exhibited strong earnings after earnings expectations were revised upwards later in the period. Despite slowing economic growth, Indian equities rallied.

3

Hartford Schroders Emerging Markets Equity Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Prime Minister Modi’s Bharatiya Janata Party was re-elected with a stronger-than-expected mandate. Meanwhile, lower crude oil prices were supportive of the public sector and helped to ease inflationary pressure, and the Reserve Bank of India cut interest rates. Later in the period, India’s government announced material cuts to corporate tax rates. Brazil posted a robust return and finished ahead of the MSCI Emerging Markets Index (Net). Equities rallied in November 2018 following Jair Bolsonaro’s presidential election victory in October 2018. Economic growth disappointed, but sentiment was later boosted by the approval of the long-awaited pension reform bill. With inflation controlled, Brazil’s central bank continued to ease monetary policy later in the period.

China outperformed by a more modest margin. Economic growth continued to slow, reaching 6% year-on-year in the third calendar quarter of 2019. In response to slowing activity, the authorities deployed stimulus measures. The U.S. implemented further tariffs to Chinese imports, and added Chinese telecommunications group Huawei to a trade blacklist, citing security concerns. In retaliation, China extended tariffs on U.S. goods to cover $185 billion of imports. It also allowed the renminbi to depreciate beyond the symbolic 7 threshold, leading the U.S. Treasury to label China a currency manipulator. During the period, Morgan Stanley Capital International (MSCI) announced plans to quadruple the weight of China A-shares in its emerging market indexes between May and November 2019.

By contrast, Argentina, which returned to the MSCI Emerging Markets Index in May 2019, fell sharply as surprise primary election results indicated that the opposition Peronist Party would win October 2019 elections. This outcome subsequently materialized, with expectations of significant change to policy. Chilean equities also fell due to civil unrest towards the end of the period, amid wider concerns over inequality and increased uncertainty over the policy outlook. Korea recorded a positive return but underperformed other countries within the MSCI Emerging Markets Index (Net), negatively impacted by slower global trade.

The Fund outperformed the MSCI Emerging Markets Index (Net) over the reporting period. Both country allocation and stock selection added value.

From a country perspective, the Fund’s overweight allocations to Russia and Brazil, both of which outperformed, added value. Lacking allocations to Saudi Arabia, Malaysia and Qatar, which underperformed, was also a positive contributor to relative performance. By contrast, the underweights to India and Taiwan, which outperformed, and the overweight to Korea, which underperformed, detracted from performance relative to the MSCI Emerging Markets Index (Net) during the period.

At a stock level, selection in China and Brazil were top contributors to performance relative to the MSCI Emerging Markets Index (Net) for the period. An underweight to Baidu was positive, as the company’s stock fell on concerns over long-term positioning of the search business in China. Additionally; a position in AIA Group (which was not a constituent of the MSCI Emerging Markets Index (Net)) was also positive, as the company’s stock gained amid continued strong growth in its Hong Kong and China businesses. An overweight position in Lojas Renner was also positive, as the company’s stock gained on expectations that improvement in the Brazilian economy will lead to a recovery in sales, supported by positive execution on incipient online strategy. Raia

Drogasil continued to gain market share, with same store sales growth returning to positive territory in real terms; as a result, the company’s stock contributed positively to returns relative to the MSCI Emerging Markets Index (Net). Stock selection in Taiwan was another positive contributor to relative performance, for example, with an overweight position in TSMC, the leading global semiconductor foundry, as the company’s stock price rallied on improving returns and competitive advantage. Conversely, stock selection in Thailand detracted from relative performance, particularly an overweight in Kasikornbank, as the company’s stock fell amid poor growth and lack of improvement in asset quality due to the lackluster economy.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe the outlook for 2020 global growth has seen tentative improvement in the past month. U.S. consumption appears to be holding up slightly better than previously anticipated, while global trade looks set to stabilize, as opposed to deteriorate, as previously anticipated. Market expectations for the Fed to ease monetary policy in 2020 have decreased, and there is a risk that less central bank easing will occur. From a U.S. dollar perspective, the outlook is mixed. The U.S. dollar is expensive, but if the growth differential between the U.S. and the rest of the world were to rise, the currency could be somewhat resilient; that said, a global trade pick-up could lead to moderate dollar weakness.

The potential for the signing of a phase one U.S.-China trade agreement is gaining momentum, though the final details could change. While a partial trade settlement now appears likely, there is a risk of ongoing policy uncertainty: the issue of strategic competition between the U.S. and China is highly likely to persist, and related policies have bipartisan support in the U.S.

With regard to China, it has been our expectation for stimulus to remain relatively modest this year, as a function of the existing level of debt and the fragility of the financial system. While we see little change to this outlook, a trade agreement may support stabilization in economic activity, largely as a result of improvement to trade and industrial production.

We continue to be cautious in our outlook, but are sequentially more positive on a month-on-month basis, given slightly better prospects for global growth and the trade conflict. That said, we believe that markets have moved to price in the impact of some existing tariff removal. We believe that aggregate emerging market valuations remain reasonable, with the MSCI Emerging Markets Index trading on a forward price-earnings ratio of 12x. However we remain concerned about further negative earnings revisions. We remain orientated more to Quality/Growth stocks but are selectively taking profits, while we continue to analyze and add to specific Value opportunities. We are also monitoring geopolitical risk and the policy implications of government change and political protest in certain emerging market countries.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign

4

Hartford Schroders Emerging Markets Equity Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. •Small- and mid-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.1%
Consumer Discretionary	16.6
Consumer Staples	6.7
Energy	11.2
Financials	25.9
Health Care	1.2
Industrials	1.8
Information Technology	20.0
Materials	4.0
Real Estate	0.8
Utilities	0.7

Total	98.0%

Short-Term Investments	1.8
Other Assets & Liabilities	0.2

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

5

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 6/25/2013 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks to provide a return of long-term capital growth and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	Since Inception[1]
Class A2	9.21%	3.24%	3.57%
Class A3	4.35%	2.29%	2.82%
Class C2	8.44%	2.82%	3.28%
Class C3	7.44%	2.82%	3.28%
Class I2	9.65%	3.49%	3.80%
Class R3[2]	9.46%	3.34%	3.69%
Class R4[2]	9.45%	3.40%	3.74%
Class R5[2]	9.56%	3.47%	3.79%
Class Y2	9.61%	3.50%	3.82%
Class F2	9.66%	3.51%	3.82%
Class SDR[2]	9.65%	3.59%	3.89%
33.4% JP Morgan EMBI Global Diversified Index/33.3% JP Morgan GBI Emerging Markets Global Diversified Index/33.3% JP Morgan CEMBI Broad Diversified Index[4]	14.10%	3.88%	4.50%
JP Morgan EMBI Global Diversified Index	14.35%	5.44%	6.63%
JP Morgan GBI Emerging Markets Global Diversified Index	15.59%	0.82%	0.82%
JP Morgan CEMBI Broad Diversified Index	12.20%	5.20%	5.92%

[1]	Inception: 06/25/2013
[2]	Without sales charge
[3]	With sales charge
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/16, the Schroder Emerging Markets Multi-Sector Bond Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/16 is that of the Predecessor Fund. Prior to 10/24/16, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/14 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/17 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Operating Expenses*

	Gross	Net
Class A	1.30%	1.16%
Class C	2.17%	1.91%
Class I	1.03%	0.91%
Class R3	1.67%	1.46%
Class R4	1.36%	1.16%
Class R5	1.07%	0.86%
Class Y	0.97%	0.86%
Class F	0.95%	0.76%
Class SDR	0.95%	0.76%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2019.

Portfolio Managers

Hartford Schroders Emerging Markets Multi-Sector Bond Fund’s sub-adviser is Schroder Investment Management North America Inc.

Jim Barrineau

Portfolio Manager

Schroder Investment Management North America Inc.

Fernando Grisales, CFA

Portfolio Manager

Schroder Investment Management North America Inc.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Emerging Markets Multi-Sector Bond Fund returned 9.21%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming the Fund’s blended benchmark, comprised of the JP Morgan EMBI Global Diversified Index (33.4%), the JP Morgan GBI Emerging Markets Global Diversified Index (33.3%), and the JP Morgan CEMBI Broad Diversified Index (33.3%), which returned 14.10% for the same period. The JP Morgan EMBI Global Diversified Index, the JP Morgan GBI Emerging Markets Global Diversified Index, and the JP Morgan CEMBI Broad Diversified Index returned 14.35%, 15.59%, and 12.20%, respectively, during the period. For the same period, Class A shares of the Fund also underperformed the 11.27% average return of the Lipper International Emerging Markets Hard Currency Debt peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Emerging-market debt, as measured by the Fund’s blended benchmark, returned 14.10% for the twelve-month period ended October 31, 2019. After a sharp sell-off in the fourth quarter of 2018, the first nine months of 2019 saw remarkable gains across a variety of asset classes, with emerging markets posting double-digit returns across both hard and local currencies. We believe a large part of this rally is attributable to the notable pivot made by global central banks, with a number of central banks cutting rates during 2019 in response to escalating trade tensions and protracted weakness in global manufacturing. The United States

(U.S.) Federal Reserve (Fed) has been no exception, cutting rates three times so far in 2019.

Security selection in U.S. dollar-denominated sovereigns was the largest detractor from performance relative to the Fund’s blended benchmark for the period, due largely to the Fund’s overweight to Argentina prior to the August primary. On August 11, 2019, Argentinian voters went to polls for the Argentinian primary election (PASO) and decided who would be on the ballot for the official presidential elections. In a widely unexpected turn of events, center-left candidate Alberto Fernández defeated President Macri by a sizeable margin of 15.6%. Against a backdrop of thinner markets during the August 2019 summer period, this widely unexpected result led to a sizeable sell-off across Argentine equity and fixed income markets, as well as the Argentine peso. The peso weakened substantially, depreciating 33% against the dollar in a matter of days during August 2019. The event sent some Argentine sovereign and provincial bonds down dramatically, reacting to the likely return of a leftist government to power. The Fund’s overweight to Lebanese sovereign bonds also detracted from performance relative to the Fund’s blended benchmark for the period, as these bonds underperformed on the back of increased geopolitical tensions. These underperformers were partially offset by positive contributions to relative performance from Saudi Arabia, Brazil and Mexico.

Dollar denominated corporates were positive on the whole, largely due to the Fund’s mix of Latin American corporates. Selection within local currencies had a negative effect on performance relative to the Fund’s

7

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

blended benchmark for the period, with underweight exposure to Thailand, Turkey and Colombia being the leading detractors from relative performance. This was partially offset by the overweight to Mexico which was the largest contributor within local currencies. We continue to maintain a duration overweight in the Fund against the blended benchmark, ending the period 1.4 years overweight. During the period, we used foreign currency forwards in the Fund for the purposes of adding or hedging local currency exposure. These derivatives detracted from relative performance for the period, with foreign currency forwards either hedging or adding exposure to Turkey, Argentina, and South Africa among the leading detractors.

What is the outlook as of the end of the period?

As of the end of the period, emerging-market debt still looks attractive on a macro basis. We believe the returns in the emerging market debt market this year have been mostly due to the global bond rally, and not due to spread tightening specifically in emerging markets. When the Fed clearly changed course in early January 2019, announcing a pause in interest rate hikes before cutting interest rates later in the year, spreads were 400 basis points; as of October 2019 month end, they were 330 basis points. For historical context, the tightest spread was in February 2018 at 225 basis points.

These gains came despite the U.S. dollar rallying over 3% YTD as of October 31, 2019. In our view, with U.S. growth slowing, the dollar at very elevated levels, and rate differentials almost certain to be lower in coming months between the U.S. and the rest of the developed world, the dollar seems unlikely to rise much further. We believe that this should help flows into emerging markets and, if history is any guide, it may help support returns in emerging markets.

Local yields have rallied strongly this year as many large central banks have initiated cutting cycles across emerging markets. We are focused on countries with higher real yields and still attractive nominal yields, in our view, such as Indonesia, Russia, Brazil, Mexico, Turkey and South Africa. As of the end of the period, the Fund is underweight to Europe where yields have already fallen.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Restricted securities may be more difficult to sell and price than other securities. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. •The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. •The Fund invests in a smaller number of issuers, so it may be more exposed to risks and volatility than a more broadly diversified fund.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	47.9%
Foreign Government Obligations	46.2

Total	94.1%

Short-Term Investments	4.9
Other Assets & Liabilities	1.0

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

8

Hartford Schroders International Multi-Cap Value Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 8/30/2006 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	6.61%	2.87%	5.53%
Class A2	0.77%	1.71%	4.93%
Class C1	5.91%	2.48%	5.47%
Class C2	4.91%	2.48%	5.47%
Class I1	6.98%	3.14%	5.81%
Class R3[1]	6.36%	2.77%	5.62%
Class R4[1]	6.57%	2.93%	5.70%
Class R5[1]	6.97%	3.10%	5.79%
Class Y1	6.93%	3.17%	5.83%
Class F1	6.98%	3.18%	5.83%
Class SDR[1]	6.99%	3.23%	5.86%
MSCI All Country World (ACWI) ex USA Index (Net)	11.27%	3.82%	4.94%
MSCI All Country World (ACWI) ex USA Value Index (Net)	5.95%	1.89%	3.60%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/16, the Schroder International Multi-Cap Value Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/16 is that of the Predecessor Fund. Prior to 10/24/16, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/14 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/17 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

9

Hartford Schroders International Multi-Cap Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Operating Expenses*

	Gross	Net
Class A	1.12%	1.12%
Class C	1.87%	1.87%
Class I	0.86%	0.86%
Class R3	1.49%	1.49%
Class R4	1.19%	1.19%
Class R5	0.87%	0.87%
Class Y	0.88%	0.82%
Class F	0.77%	0.77%
Class SDR	0.77%	0.77%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2019.

Portfolio Managers

Hartford Schroders International Multi-Cap Value Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.

Justin Abercrombie

Portfolio Manager

Stephen Langford, CFA

Portfolio Manager

Michael O’Brien

Portfolio Manager

David Philpotts

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders International Multi-Cap Value Fund returned 6.61%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming one of the Fund’s benchmarks, the MSCI All Country World (ACWI) ex USA Index (Net) which returned 11.27% and outperforming the Fund’s secondary benchmark, the MSCI All Country World (ACWI) ex USA Value Index (Net), which returned 5.95% for the same period. For the same period, Class A shares of the Fund outperformed the 5.27% average return of the Lipper International Multi-Cap Value peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the course of the twelve-month period ended October 31, 2019, growth companies were in favor, although we also saw preference for defensiveness as investors second-guessed future United States (U.S.) Federal Reserve (Fed) policy and the ebb and flow of U.S.-Chinese trade talks. Central banks eventually lent support to stock markets by switching to a monetary easing stance. The Fed cut rates three times during the period, including once at the end of October 2019.

From a sector perspective, the Technology sector led the way (up 24.95% for the period), although not without considerable volatility. The Energy sector was the only sector to fall during the period (-1.05%). Regionally, the United Kingdom (U.K.) and Continental Europe lagged the broader index as fears surrounding the U.K.’s exit from the European Union (EU) as well as concerns about the economic slowdown fears weighed on investors.

Stock selection within the Healthcare sector, which we believe is less sensitive to the ongoing trade wars, made the greatest contribution to returns relative to the MSCI ACWI ex USA Index (Net). The Fund’s Healthcare sector holdings in Continental Europe and Japan, such as Sanofi and Astellas, supported relative performance.

Our avoidance of Baidu benefited the Fund, as its price fell drastically over the period because of an increased regulatory environment and negative effects from the trade war. More generally, broad-based holdings within the Communication Services sector also added to relative performance. This was especially the case in the U.K., Japan, and Emerging Markets Asia, where the Fund had an overweight allocation to integrated telecommunication, media and entertainment companies relative to the MSCI ACWI ex USA Index (Net).

10

Hartford Schroders International Multi-Cap Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

The Consumer Discretionary sector and other cyclical stocks were some of the largest detractors from relative performance. Holdings in trade-sensitive areas, such as Asian emerging markets, Asia retail, apparel, and auto parts (Hankook Tire and Stanley Electric) were impacted due to ongoing concerns regarding the ongoing trade wars.

Positions in Financials, particularly banks, performed poorly over the period. These stocks reacted poorly to global central banks’ interest rate cuts, as banks typically derive a significant portion of the revenues from interest on loans. Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe there are deeper value opportunities within the Financials sector, Resources sector and currently out-of-favor areas of the Consumer Discretionary and Industrials sectors (such as U.K. homebuilders and Asian autos, machinery and transport companies). Within the Resources sector, we retain a preference for miners and oil exploration & production companies globally, as well larger integrated oil companies in all areas. Elsewhere, we are seeking to capitalize on a wide range of options across the quality spectrum within the Financials sector. Although riskier, we believe that there is a higher expected return potential in the European and emerging market banks, where we are seeing selective improvement in asset quality. At the other end of the spectrum, we believe the Fund has broad exposure to high-quality companies trading on attractive valuations, such as life & health insurers within Canada and Continental Europe, as well as in Singaporean banks, where we have been recently building positions as of the end of the reporting period.

Regionally, as of the end of the period, the Fund’s largest overweight positions are in Japan and Pacific ex Japan, and the Fund has underweight positions to Continental Europe, Canada, and Emerging Markets relative to the MSCI ACWI ex USA Index (Net).

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. •Small- and mid-cap securities can have greater risks and volatility than large-cap securities. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	10.0%
Consumer Discretionary	9.7
Consumer Staples	2.1
Energy	8.6
Financials	22.8
Health Care	10.0
Industrials	13.4
Information Technology	8.1
Materials	8.5
Real Estate	3.1
Utilities	1.9

Total	98.2%

Short-Term Investments	1.5
Other Assets & Liabilities	0.3

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

11

Hartford Schroders International Stock Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 12/19/1985 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	12.04%	4.70%	5.94%
Class A2	5.84%	3.53%	5.34%
Class C1	11.16%	4.35%	5.89%
Class C2	10.16%	4.35%	5.89%
Class I1	12.39%	4.98%	6.21%
Class R3[1]	11.93%	4.82%	6.13%
Class R4[1]	12.15%	4.91%	6.17%
Class R5[1]	12.33%	5.00%	6.22%
Class Y1	12.38%	5.03%	6.24%
Class F1	12.47%	5.03%	6.23%
Class SDR[1]	12.45%	5.08%	6.26%
MSCI All Country World (ACWI) ex USA Index (Net)	11.27%	3.82%	4.94%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/16, the Schroder International Alpha Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/16 is that of the Predecessor Fund. Prior to 10/24/16, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/14 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/17 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

12

Hartford Schroders International Stock Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Operating Expenses*

	Gross	Net
Class A	1.17%	1.15%
Class C	1.93%	1.93%
Class I	0.85%	0.85%
Class R3	1.53%	1.45%
Class R4	1.22%	1.15%
Class R5	0.93%	0.85%
Class Y	0.85%	0.85%
Class F	0.81%	0.75%
Class SDR	0.81%	0.75%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2019.

Portfolio Managers

Hartford Schroders International Stock Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.

Simon Webber, CFA

Portfolio Manager

James Gautrey, CFA

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders International Stock Fund returned 12.04%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmark, the MSCI All Country World (ACWI) ex USA Index (Net), which returned 11.27% for the same period. For the same period, Class A shares of the Fund underperformed the 14.88% average return of the Lipper International Large Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the period, international equities recovered some of the losses from late 2018 but failed to build significant forward momentum throughout most of 2019. Market volatility was reflective of a finely balanced environment driven by uncertainty about policy, economic growth, and ultimately earnings. Central banks pivoted back toward accommodation amidst a lack of inflationary pressures and sluggish growth. Investors largely maintained a preference for quality growth and defensive stocks, while cyclically exposed companies largely lagged the broader market.

Stock selection was a key driver of outperformance relative to the MSCI ACWI ex USA Index (Net), with the Fund’s sector allocation adding to relative performance. Selection in the Financials, Information Technology and Industrials sectors was particularly positive, while performance of the Fund’s holdings in the Consumer Discretionary sector detracted from relative performance. From a regional perspective, allocations to Japan and emerging markets added the most value, while selection in Europe was challenging.

Positive contributions to performance relative to the MSCI ACWI ex USA Index (Net) have come from both longstanding core holdings and some new additions. While the capital expenditure investment cycle has turned down, SMC (a pneumatic equipment producer of control systems used in factory automation) performed well during the period, as the company’s model of maintaining wide availability of product and holding inventory close to the customer has enabled them to capture increasing market share. Our purchase in the Fund’s portfolio of Brazilian stock exchange company, B3, in the summer of 2018 proved beneficial over the period. At that time, lack of interest in Brazil had left B3 on a significant discount to global markets, despite two great strengths being the company’s very high share of Brazil listings and clearing, and the potential for development of Brazilian capital markets over time to drive growth. Twelve months on and the market has moved to the other extreme, viewing Brazil as a rare oasis of recovery in a slowing world, and has re-rated most equities accordingly. Ocado, another name added to the Fund’s portfolio in late 2018, also performed well during the period. As of the end of the period, we remain impressed with the ability of the company to innovate.

Zee Entertainment detracted from the Fund’s performance relative to the MSCI ACWI ex USA Index (Net) amidst debt repayment worries at parent Essel Group. Shares of Zee have been pledged by the promoters of the company to raise money for the group’s infrastructure projects. While Essel’s lenders have agreed to an extension of the loan repayment, uncertainty around Zee’s share pledging remains.

13

Hartford Schroders International Stock Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Infineon detracted from the Fund’s performance relative to the MSCI ACWI ex USA Index (Net) after the German chipmaker paid $9 billion to acquire relatively unknown U.S.-based Cypress Semiconductor in a bid to expand its capabilities into autos and internet technologies. The premium that Infineon paid for the acquisition was considered too high by many in the market which, together with its exposure to the Chinese car market amid heightening trade tensions, led to selling pressure.

Norsk Hydro was also a detractor from relative performance as trade tensions between the U.S. and China weighed on metals markets. The aluminum producer also has experienced production weakness attributed primarily to ongoing capacity constraints in its Alunorte plant, which the Brazilian government implemented after alleged leaks of untreated water during heavy rains last February. The Brazilian government has agreed to lift the court embargo subject to a third-party report assessing the safety of the plant running at full capacity again.

Derivatives were not used in the Fund during the period and therefore did not have a material impact on performance.

What is the outlook as of the end of the period?

We believe equity markets remain finely balanced. Valuations are still lower than they were in much of 2018, but earnings estimates are falling amid fading economic growth and geopolitical headwinds. The U.S.-China trade war remains a major uncertainty, while the U.K.’s path to exit from the European Union remains unclear.

We believe investors have become increasingly fixated on the potential for value to outperform growth in the near term, given that growth stocks have materially outperformed value stocks over the past few years. While predicting the timing of when certain styles (such as growth or value) will be in favor is particularly difficult, we believe that businesses with strong quality characteristics should remain well positioned and may trade at a premium.

We continue to focus on seeking to generate value primarily through bottom-up stock selection. We have been finding attractive opportunities in our view in some of the out-of-favor cyclical areas outside the U.S. Our focus remains on choosing stocks with strong return on capital, resilient balance sheets, and good cash flows. We believe companies with these positive characteristics are not only more resilient, but should retain greater flexibility to adapt to the evolving competitive landscape.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. •Small- and mid-cap securities can have greater risks and volatility than large-cap securities.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.7%
Consumer Discretionary	22.7
Consumer Staples	6.9
Energy	3.2
Financials	16.7
Health Care	11.9
Industrials	14.8
Information Technology	14.0
Materials	3.1
Real Estate	1.3

Total	99.3%

Short-Term Investments	2.4
Other Assets & Liabilities	(1.7)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

14

Hartford Schroders Securitized Income Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 2/28/2019 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks to provide current income and long-term total return consistent with preservation of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Total Returns

for the Periods Ending 10/31/19

Since Inception[1]
Class A2	2.04%
Class A3	-1.03%
Class I2	2.09%
Class Y2	2.13%
Class F2	2.06%
Class SDR[2]	2.19%
ICE BofAML US ABS & CMBS Index	5.14%
S&P/LSTA Leveraged Loan Index	2.05%

[1]	Inception: 02/28/2019. Returns are not annualized.
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.53%	1.41%
Class I	1.23%	1.16%
Class Y	1.25%	1.11%
Class F	1.14%	1.01%
Class SDR	1.14%	1.01%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended October 31, 2019.

15

Hartford Schroders Securitized Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Hartford Schroders Securitized Income Fund’s sub-adviser is Schroders Investment Management North America Inc.

Michelle Russell-Dowe

Portfolio Manager and Head of Securitized Income

Anthony Breaks, CFA

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Securitized Income Fund returned 2.04%, before sales charge, during the period (February 28, 2019 (the Fund’s inception date) through October 31, 2019 (the Fund’s fiscal year end)). The Class A shares of the Fund underperformed one of the Fund’s benchmarks, the ICE BofAML US ABS & CMBS Index, which returned 5.14% for the same period, and performed in line with the Fund’s other benchmark, S&P/LSTA Leveraged Loan Index, which returned 2.05% for the same period. For the same period, the Class A shares of the Fund underperformed the 2.14% average return of the Lipper Loan Participation Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund launched on February 28, 2019 and deployed capital to target allocations. Through the end of the period, we continued to allocate to target sectors and deploy inflows in the Fund. Income drove the Fund’s performance for most of the period, while price return also had a positive impact to a lesser degree. On a sector basis, commercial mortgage-backed securities (CMBS) had the largest contribution to performance, given this is a larger exposure in the Fund and offers what we believe to be attractive levels of income. Residential mortgage-backed securities (RMBS) also had strong income, while the Fund’s exposure to asset-backed securities (ABS) and collateralized loan obligations (CLOs) had smaller positive impacts as high-quality securitized spreads were stable throughout the period.

The Fund has increased allocations to more credit-oriented exposures, where we believe that risk compensation offers strong relative value, although the portfolio still maintains a high degree of liquid, high-quality exposure to deploy into credit sectors. The main sectors we view as attractive in credit as of the end of the period are commercial real estate in the form of CMBS single-asset/single-borrower (SASB), where we can be selective, and housing in the form of seasoned credit risk transfers (CRT) that have previously weathered lower rates in 2016, as well as seasoned non-agency mortgage-backed securities (MBS). Given the flatness of the credit curve and the expensive pricing of risks such as credit, term premium or volatility, income is likely to be the main driver of returns in the near term.

During the period, the Fund used U.S. Treasury futures contracts for duration hedging purposes and British pound (GBP)/U.S. dollar (USD) futures for GBP hedging purposes. The Fund’s use of derivatives did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We continue to expect slower, but positive, economic growth in the U.S., and steady growth for home prices overall. We believe U.S. housing and real estate remain well supported by economic growth. The Fund’s ABS exposures are geared towards senior classes of debt (which take priority over other unsecured or more junior classes of debt), within areas of consumer strength, and we have invested in shorter maturity securities as we favor a shorter-weighted average life and lower volatility portfolio.

We believe valuations look like they are approaching a later part of the credit cycle for the more crowded asset classes, such as equities and corporate debt. When we look more deeply at the disruptors driving valuations and the credit cycle, including the U.S. Federal Reserve’s accommodative stance on interest rates and quantitative easing, we believe it becomes clearer that there are distinct differences across asset classes. In particular, we believe the diverse base of assets underlying ABS, MBS, CMBS, and CLOs offer opportunities in all phases as we stress the importance of evaluating both the collateral and the structure of securities.

We favor positions within the credit sector where we believe the underlying asset (housing or building) should benefit from lower interest rates. For real assets, as interest rates fall, the financing cost for the assets (mortgage rates) decline and, thus, the valuation for the asset has the potential to increase. Commercial real estate credit is attractive in the larger loan markets in our view. In our view, housing credit is also attractive, and asset selection remains critical to total return given an environment with lower income or yield.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. •The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. •The Fund may use repurchase agreements, or reverse repurchase agreements, which can increase risk and volatility. •Use of leverage can

16

Hartford Schroders Securitized Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

increase market exposure, magnify investment risks, and cause losses to be realized more quickly. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Mortgage Backed Securities	81.3%
Corporate Bonds	2.3
U.S. Government Agencies(2)	12.0

Total	95.6%

Short-Term Investments	10.8
Other Assets & Liabilities	(6.4)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of October 31, 2019.

17

Hartford Schroders Tax-Aware Bond Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 10/3/2011 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks total return on an after-tax basis.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	Since Inception[1]
Class A2	9.79%	3.23%	4.75%
Class A3	4.87%	2.29%	4.16%
Class C2	8.91%	2.84%	4.59%
Class C3	7.91%	2.84%	4.59%
Class I2	9.95%	3.49%	5.00%
Class Y2	9.98%	3.49%	5.00%
Class F2	10.06%	3.51%	5.01%
Class SDR[2]	10.08%	3.50%	5.00%
Bloomberg Barclays Municipal Bond Index	9.42%	3.55%	3.98%

[1]	Inception: 10/03/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/16, the Schroder Broad Tax-Aware Value Bond Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/16 is that of the Predecessor Fund and the Predecessor Fund’s predecessor. Prior to 10/24/16, Class A and Class I were called Advisor Shares and Investor Shares, respectively. Performance for Class A shares prior to 12/30/14 (the inception date of the Predecessor Fund’s Advisor Shares) reflects the performance of the Predecessor Fund’s Investor Shares adjusted to reflect the distribution fees of the Predecessor Fund’s Advisor Shares. Class C, Class Y and Class SDR shares commenced operations on 10/24/16 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/17 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16. Performance for the Fund prior to 6/14/13 reflects performance of the Predecessor Fund’s predecessor, which commenced operations on 10/3/11.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

18

Hartford Schroders Tax-Aware Bond Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Operating Expenses*

	Gross	Net
Class A	0.86%	0.71%
Class C	1.62%	1.59%
Class I	0.62%	0.49%
Class Y	0.66%	0.56%
Class F	0.55%	0.46%
Class SDR	0.55%	0.46%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2019.

Portfolio Managers

Hartford Schroders Tax Aware Bond Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.

Andrew B.J. Chorlton, CFA

Portfolio Manager

Neil G. Sutherland, CFA

Portfolio Manager

Julio C. Bonilla, CFA

Portfolio Manager

Lisa Hornby, CFA

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Tax-Aware Bond Fund returned 9.79%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 9.42% for the same period. For the same period, Class A shares of the Fund also outperformed the 9.26% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund outperformed the benchmark primarily due to overweighting the Corporate and Treasury sectors. Falling Treasury yields significantly benefited the Fund’s Treasury exposure outside of the Bloomberg Barclays Municipal Bond Index; the Fund’s overweight position in corporates also drove outperformance relative to the Bloomberg Barclays Municipal Bond Index, as the sector benefited from tightening spreads and a positive technical environment.

The first nine months of 2019 saw remarkable gains in various asset classes, with many fixed income sectors posting double-digit returns. The municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, generated a 9.42% return for the twelve-month period ending October 31, 2019; U.S. Treasuries (as measured by the

Bloomberg Barclays US Treasury Index) and corporate bonds (as measured by the Bloomberg Barclays Corporate Index) outperformed municipal bonds with returns of 11.08% and 15.37%, respectively. A large part of this rally is attributable to the notable pivot made by global central banks to more accommodative policy, with a number of central banks cutting rates so far through 2019 in response to escalating trade tensions and extended weakness in global manufacturing. The United States (U.S.) Federal Reserve (Fed) has been no exception, cutting rates three times in 2019 and thereby lowering the Federal Funds target rate from 2.25-2.50% to 1.50-1.75%.

Issue selection within municipals in the Fund was an overall positive contributor to performance relative to the Bloomberg Barclays Municipal Bond Index, but overweights to Housing and Fed Agency Tax-Exempt Municipal sectors detracted, as these sectors lagged the broader municipal market. The Fund’s agency mortgage-backed securities (MBS) allocation also detracted from relative performance, as the sector underperformed Treasuries, corporates, and municipals. Furthermore, the Fund’s short duration curve positioning to the benchmark also slightly detracted from overall returns relative to the Bloomberg Barclays Municipal Bond Index. We continue to maintain this duration underweight in the Fund against the Bloomberg Barclays Municipal Bond Index.

Derivatives, such as futures contracts, were used in the Fund during the period, but did not have a material impact on performance during the period.

19

Hartford Schroders Tax-Aware Bond Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

What is the outlook as of the end of the period?

We believe that markets will need to navigate various cross-currents in the coming months, including uncertainty with regard to trade, accommodative Fed policy amidst a cyclical slowdown, Brexit and the ramp-up of the 2020 U.S. presidential election cycle. Our view is that risk assets will face some challenges ahead. In our view, this is particularly true as valuations in the credit and municipal sectors are now approaching the more expensive end of their cyclical range. In our view, there is ample liquidity in the markets at this time, which will likely keep fixed income assets supported; however, we believe it is difficult to see material appreciation from here absent a change in the underlying fundamentals.

Given the above views, we remain cautious on riskier segments of fixed income, and are hesitant to increase the Fund’s exposure to corporates. We also remain cautious on buying new tax-exempt municipals despite valuations becoming more attractive relative to Treasuries. We prefer MBS over other non-Treasuries as valuations are near their cheapest levels of the post-crisis period. We believe fundamentals for MBS are also positive as debt growth in the mortgage market has significantly lagged that of the corporate market. We believe higher-quality fixed income products still offer value relative to other asset classes, especially in an environment where volatility is likely to remain high and central banks globally are continuing to embrace easy money.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. •The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	16.9%
Municipal Bonds	64.9
U.S. Government Agencies(2)	10.9
U.S. Government Securities	4.8

Total	97.5%

Short-Term Investments	2.3
Other Assets & Liabilities	0.2

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of October 31, 2019.

20

Hartford Schroders US MidCap Opportunities Fund (formerly, Hartford Schroders US Small/Mid Cap Opportunities Fund)

Fund Overview

October 31, 2019 (Unaudited)

Inception 3/31/2006 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	12.12%	8.90%	11.98%
Class A2	5.92%	7.68%	11.35%
Class C1	11.29%	8.49%	11.92%
Class C2	10.29%	8.49%	11.92%
Class I1	12.41%	9.17%	12.27%
Class R3[1]	11.69%	8.76%	12.06%
Class R4[1]	12.09%	8.97%	12.16%
Class R5[1]	12.32%	9.14%	12.25%
Class Y1	12.50%	9.20%	12.28%
Class F1	12.52%	9.22%	12.29%
Class SDR[1]	12.49%	9.28%	12.32%
Russell Midcap Index	13.72%	8.67%	13.70%
Russell 2500 Index	8.84%	8.04%	13.10%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/16, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/16 is that of the Predecessor Fund. Prior to 10/24/16, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 12/30/14 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/17 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

Performance information prior to 5/1/19 reflect when the Fund invested at least 80% of its assets in securities of companies considered by the Fund’s sub-adviser to be small- or mid-cap companies located in the United States. Effective 5/1/19, the Fund changed its primary benchmark to Russell Midcap Index. The Fund’s former primary benchmark, Russell 2500 Index has become the Fund’s secondary benchmark. The Fund changed its benchmarks because Hartford Funds Management Company, LLC, the Fund’s investment manager, believes that the Russell Midcap Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

21

Hartford Schroders US MidCap Opportunities Fund (formerly, Hartford Schroders US Small/Mid Cap Opportunities Fund)

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Operating Expenses*

	Gross	Net
Class A	1.32%	1.32%
Class C	2.08%	2.08%
Class I	1.05%	1.05%
Class R3	1.69%	1.69%
Class R4	1.39%	1.39%
Class R5	1.09%	1.09%
Class Y	1.08%	1.04%
Class F	0.97%	0.97%
Class SDR	0.97%	0.97%

*

Expenses as shown in the Fund’s prospectus dated 3/1/19. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. Expenses shown include acquired fund fees and expenses. The Fund filed a prospectus supplement with the U.S. Securities and Exchange Commission on 8/8/19 that reflected changes to the Fund’s contractual investment management fee rate effective 11/1/19. The gross and net expense ratios shown in this supplement are as follows: 1.22% (Class A), 1.97% (Class C), 0.95% (Class I), 1.58% (Class R3), 1.28% (Class R4), 0.98% (Class R5), 0.97% (Class Y), 0.86% (Class F), and 0.86% (Class SDR). However, the information in this annual report is as of 10/31/19 and does not reflect these changes. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2019.

Portfolio Manager

Hartford Schroders US MidCap Opportunities Fund’s sub-adviser is Schroder Investment Management North America Inc.

Robert Kaynor, CFA

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders US MidCap Opportunities Fund returned 12.12%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming the Fund’s primary benchmark, the Russell Midcap Index, which returned 13.72%, and underperforming the Fund’s secondary benchmark, the Russell 2500 Index, which returned 8.84%, for the same period. Effective May 1, 2019, the Fund changed its primary benchmark to Russell Midcap Index. The Fund’s former primary benchmark, Russell 2500 Index has become the Fund’s secondary benchmark. For the same period, the Class A shares of the Fund also outperformed the 10.16% average return of the Lipper Mid-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the twelve-month period, the U.S. economy remained fundamentally solid, in our view, with strong employment and consumer sentiment leading the way. The period was not without issues, though, particularly in the trade arena, which remains unsettled.

For the twelve-month period, nine of the ten sectors in the Russell Midcap Index delivered positive returns during the period. The lone exception was the Energy sector which in our view has had a horrific year. In the Fund, the strongest returns for the twelve-month period came from the Real Estate, Consumer Staples and Utilities sectors. The Real Estate (+40.21%), Consumer Staples (+24.51%), and Technology

(+19.86%) sectors were the strongest performers during the period. The Energy sector was the clear laggard, returning -26.59% over the period.

Effective May 1, 2019, the Fund modified its principal strategy. Prior to May 1, 2019, the Fund invested at least 80% of its assets in securities of companies considered by the Fund’s sub-adviser, Schroder Investment Management North America Inc., at the time to be small- or mid-cap companies located in the United States. Effective May 1, 2019, the Fund invests at least 80% of its assets in securities of mid-cap companies located in the United States. For the six months from November 1, 2018 to April 30, 2019, Class A shares of the Fund, before sales charge, returned 8.61% underperforming the Russell 2500 Index, which returned 8.76% for the same period.*

For the ensuing six months (May 1, 2019 to October 31, 2019), Class A shares of the Fund, before sales charge, returned 3.23%, outperforming the Russell Midcap Index, which returned 1.86% for the same period.** On a more granular level, the Fund’s fiscal year began with a very shaky period in the last two months of 2018. At this point, the market was declining sharply. (By way of contrast, the first eight months of 2018 had been strong.) At the beginning of 2019, the market experienced a strong first calendar quarter, followed by more moderate returns in the second and third calendar quarters and in the month of October. However, there

*	Class A shares, with sales charges, returned 2.61% for the six months from November 1, 2018 to April 30, 2019.
**	Class A shares, with sales charges, returned -2.47% for the six months from May 1, 2019 to October 31, 2019

22

Hartford Schroders US MidCap Opportunities Fund (formerly, Hartford Schroders US Small/Mid Cap Opportunities Fund)

Fund Overview – (continued)

October 31, 2019 (Unaudited)

was a notable shift in market factors during the third quarter of 2019 when the value factor started to show signs of life after underperforming the growth factor for a significant period of time. The market returns for the first 10 months of 2019 were strong, with many indices achieving returns approaching 20.0%.

For the first six months of the reporting period when the Fund used the Russell 2500 Index as its benchmark, the Healthcare sector was the strongest contributor to relative performance due to the Fund’s holdings in the medical and dental instrument industry. Dentsply Sirona benefited from corporate restructuring, which has begun to show positive momentum. Conversely, a major detractor from relative performance was the Fund’s cash position, which created a portfolio drag given the strong rising markets in the first quarter of 2019.

For the second six months when the Russell Midcap Index was the Fund’s primary benchmark, we saw strong positive contributions from the Consumer Discretionary, Producer Durables and Energy sectors (in the case of the Energy sector, the positive contribution was driven by the Fund’s underweight in this poorly performing sector). Aramark was the Fund’s strongest contributor in the Consumer Discretionary sector; Fortune Brands, which has benefited from new housing demand, was also a strong contributor. Assurant, Inc., a property-casualty insurer, benefited due to a better pricing environment. On the other hand, Teradata, a database provider, reported disappointing earnings during this period, which negatively affected the stock price. However, as of the end of the period, the Fund continued to hold the company.

Top contributors to performance relative to the Russell Midcap Index during the twelve-month period ended October 31, 2019 included Entegris, Inc. (Technology), Dentsply Sirona, Inc. (Health Care) and Crown Holdings, Inc. (Producer Durables). Entegris supplies specialty materials to semiconductor manufacturers. Strong organic demand growth for semiconductor chips was a boost for the company. Dental supplier Dentsply Sirona benefited from corporate restructuring, as discussed above. Crown Holdings, a provider of cans and bottles for the food and beverage industries, issued an in-line earnings report. Additionally, investors responded well to the company’s free cash flow projections for 2019, which is expected to keep the company on track for its 2019 debt reduction target.

The largest detractors from performance during the twelve-month period ended October 31, 2019 were Nordstrom (Consumer Discretionary), Parsley Energy, Inc. (Energy), and Gulfport Energy Corporation (Energy). The price of department store Nordstrom’s stock has suffered as the company has been making significant investments in the business, which has had a negative impact on reported earnings. Additionally, sales comparisons in the company’s “brick and mortar” business have been lackluster. Parsley Energy and Gulfport Energy were both negatively affected by the declining energy prices and overall downward movement of stock prices across the board in exploration and production equities.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe trade, politics, and central bank policy (in that order) should continue to dictate the willingness of both investors and corporations to deploy capital.

The market volatility experienced in 2019 can be mostly attributed to the ebbs and flows of the ongoing U.S.-China trade disputes and expected accommodation from the U.S. Federal Reserve (Fed). Regarding the latter, we suspect that monetary policy has slowly transitioned from the driver of risk appetite to the stabilizer of risk appetite. We believe the opportunity for the Fed to disappoint the market is greatly diminished.

We believe fixed capital investment has been weaker due to uncertainty surrounding manufacturing activity. Regardless, the markets seem to be discounting a bottom in the manufacturing economy as we see cyclical companies look past bad news in anticipation of a recovery ahead.

What has not surprised us is the health of the U.S. consumer. An extended period of improving employment, modest wage increases, and healthy balance sheets, coupled with declining interest rates has provided a very favorable backdrop for the U.S. consumer (which still represents 70% of the U.S. gross domestic product, or GDP). In order for this economy to remain on solid footing, we believe it is critical that consumer confidence remains unwavering.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. •The main risk of real estate related securities is that the value of the underlying real estate may decrease in value.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.9%
Consumer Staples	1.1
Energy	1.4
Financials	17.4
Health Care	10.8
Industrials	13.8
Information Technology	19.8
Materials	5.9
Real Estate	7.9
Utilities	4.3

Total	95.3%

Short-Term Investments	6.6
Other Assets & Liabilities	(1.9)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

23

Hartford Schroders US Small Cap Opportunities Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 8/6/1993 Sub-advised by Schroder Investment Management North America Inc.	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

(as of 10/31/19)

	1 Year	5 Years	10 Years
Class A1	11.21%	8.50%	11.55%
Class A2	5.08%	7.28%	10.92%
Class C1	10.43%	8.12%	11.51%
Class C2	9.43%	8.12%	11.51%
Class I1	11.59%	8.81%	11.86%
Class R3[1]	10.90%	8.48%	11.69%
Class R4[1]	11.33%	8.69%	11.80%
Class R5[1]	11.56%	8.79%	11.85%
Class Y1	11.62%	8.84%	11.88%
Class F1	11.69%	8.86%	11.89%
Class SDR[1]	11.67%	8.89%	11.90%
Russell 2000 Index	4.90%	7.37%	12.27%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective immediately before the opening of business on 10/24/16, the Schroder U.S. Opportunities Fund (the “Predecessor Fund”) was reorganized into the Fund. The performance information shown for periods prior to 10/24/16 is that of the Predecessor Fund. Prior to 10/24/16, Class A, Class I and Class SDR were called Advisor Shares, Investor Shares and R6 Shares, respectively. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16 and performance prior to this date reflects the performance of the Predecessor Fund’s Investor Shares. Performance for Class SDR shares prior to 9/28/15 (the inception date of the Predecessor Fund’s Class R6 Shares) reflects the performance of the Predecessor Fund’s Investor Shares. Class F shares commenced operations on 2/28/17 and performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

24

Hartford Schroders US Small Cap Opportunities Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Operating Expenses*

	Gross	Net
Class A	1.50%	1.42%
Class C	2.25%	2.17%
Class I	1.19%	1.17%
Class R3	1.82%	1.72%
Class R4	1.52%	1.42%
Class R5	1.22%	1.12%
Class Y	1.21%	1.12%
Class F	1.10%	1.02%
Class SDR	1.10%	1.02%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2019.

Portfolio Manager

Hartford Schroders US Small Cap Opportunities Fund’s sub-adviser is Schroder Investment Management North America Inc.

Robert Kaynor, CFA

Portfolio Manager

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders US Small Cap Opportunities Fund returned 11.21%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmark, the Russell 2000 Index, which returned 4.90% for the same period. For the same period, Class A shares of the Fund also outperformed the 4.93% average return of the Lipper Small-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. small capitalization equities, as measured by the Russell 2000 Index, rose over the twelve-month period ended October 31, 2019. During this twelve-month period, we saw the U.S. economy remain fundamentally solid; however, there were notable changes in market leadership that occurred throughout the year. The Fund’s fiscal year began with a very shaky market environment in the last two months of 2018. After a robust first eight months of 2018, the market began to weaken, and by the fourth quarter of 2018, the market was in retreat. Trade issues were a primary driver for the markets, along with rising concerns about a potential recession; however, this event has fortuitously not come to pass as of the end of the period.

The market experienced a strong first calendar quarter of 2019, followed by more moderate returns in the second and third calendar quarters of 2019 and the month of October 2019. However, there was a notable shift in market factors during third calendar quarter of 2019 when the value factor started to show signs of life after underperforming the growth factor for a significant period of time.

Seven of the ten sectors within the Russell 2000 Index posted positive returns during the period. The Technology (+19.00%), Real Estate (+17.41%), and Utilities (+13.34%) sectors were the strongest performers for during the period. The Energy sector was the clear laggard relative to the Russell 2000 Index, declining -40.76% over the period. Both security selection and allocation added to the Fund’s performance versus the Russell 2000 Index during the period. Stock selection was strongest within the Technology, Producer Durables and Healthcare sectors. The Fund’s holdings only underperformed relative to the Russell 2000 Index in the Consumer Discretionary sector. Sector allocation, a result of the Fund’s bottom-up stock selection, was a positive contributor to returns relative to the Russell 2000 Index over the period, driven by underweights in the Energy and Healthcare sectors.

Top contributors to performance relative to the Russell 2000 Index during the period included Entegris, Inc. (Technology), Palomar Holdings, Inc. (Financial Services), and Generac Holdings Inc. (Producer Durables). Entegris supplies specialty materials to semiconductor manufacturers. Strong organic demand growth for semiconductor chips has been a tailwind for the company. Palomar, a property/casualty company, saw a strong rise in its stock price following its initial public offering (in April 2019), as the company reported a series of positive earnings announcements that beat consensus expectations. Generac, a manufacturer of generators, had benefited from increased demand, especially on the West Coast of the U.S. due to decreasing reliability of traditional electric power suppliers.

The largest detractors from performance relative to the Russell 2000 Index were PlayAGS, Inc. (Consumer Discretionary), Cooper-Standard Holdings Inc. (Consumer Discretionary), and Hudson Ltd. Class A (Consumer Discretionary). PlayAGS designs and manufactures

25

Hartford Schroders US Small Cap Opportunities Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

electronic gaming machines and reported a significant miss in their quarterly earnings report. Management of the company identified softness in their Oklahoma casinos as the source of the underperformance. Cooper-Standard manufactures sealing, fluid transfer and related components and systems primarily for use in passenger autos and light trucks. The company reported disappointing earnings yet maintained their full year guidance. We added to the position during the period. Hudson is a retailer whose stock declined early in the year with the departure of the CEO (since replaced).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe trade, politics, and central bank policy (in that order) should continue to dictate the willingness of both investors and corporations to deploy capital.

The market volatility experienced in 2019 can be mostly attributed to the ebbs and flows of the ongoing U.S.-China trade disputes and expected accommodation from the U.S. Federal Reserve (Fed). Regarding the latter, we suspect that monetary policy has slowly transitioned from the driver of risk appetite to the stabilizer of risk appetite. We believe the opportunity for the Fed to disappoint the market is greatly diminished.

We believe fixed capital investment is being stifled in a period of manufacturing uncertainty. Regardless, the markets seem to be discounting a bottom in the manufacturing economy as we see cyclical companies look past bad news in anticipation of a recovery ahead.

What has not surprised us is the health of the U.S. consumer. An extended period of improving employment, modest wage increases, and healthy balance sheets, coupled with declining interest rates has provided a very favorable backdrop for the U.S. consumer (which still represents 70% of the U.S. gross domestic product, or GDP). In order for this economy to remain on solid footing, we believe it is critical that consumer confidence remains unwavering.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risks and volatility than large-cap securities. •The main risk of real estate related securities is that the value of the underlying real estate may decrease in value.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.9%
Consumer Discretionary	15.5
Consumer Staples	2.7
Energy	0.9
Financials	20.4
Health Care	8.7
Industrials	16.8
Information Technology	15.6
Materials	5.6
Real Estate	4.9
Utilities	2.3

Total	95.3%

Short-Term Investments	8.4
Other Assets & Liabilities	(3.7)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

26

Hartford Schroders Funds

Benchmark Glossary (Unaudited)

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax exempt bond market.

ICE BofAML US ABS & CMBS Index (reflects no deduction for fees, expenses or taxes) tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch), at least one year remaining term to final stated maturity and at least one month to the last expected cash flow. 144a securities qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Inverse floating rate, interest only and principal only tranches of qualifying deals are excluded from the Index as are all tranches of re-securitized deals.

JP Morgan CEMBI Broad Diversified Index (reflects no deduction for fees, expenses or taxes) tracks total returns of U.S. dollar denominated debt instruments issued by corporate entities in Emerging Markets countries.

JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a uniquely weighted index that tracks total returns for U.S. dollar denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic-currency government bonds to which international investors can gain exposure.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

MSCI ACWI ex USA Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed (excluding the U.S.) and emerging market countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across emerging market countries.

Russell 2000 Index (reflects no deduction for fees, expenses or taxes) is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 2500 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2,500 of the smallest U.S. companies based on a combination of their market capitalization and current index membership.

Russell Midcap Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

27

Hartford Schroders Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2019 through October 31, 2019. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio
Hartford Schroders Emerging Markets Equity Fund

Class A	$1,000.00	$1,005.10	$7.43	$1,000.00	$1,017.80	$7.48	1.47%
Class C	$1,000.00	$1,001.90	$11.00	$1,000.00	$1,014.22	$11.07	2.18%
Class I	$1,000.00	$1,006.40	$6.27	$1,000.00	$1,018.96	$6.31	1.24%
Class R3	$1,000.00	$1,003.80	$8.74	$1,000.00	$1,016.48	$8.79	1.73%
Class R4	$1,000.00	$1,010.90	$2.43	$1,000.00	$1,022.79	$2.45	0.48%
Class R5	$1,000.00	$1,007.00	$6.07	$1,000.00	$1,019.16	$6.11	1.20%
Class Y	$1,000.00	$1,006.40	$5.97	$1,000.00	$1,019.26	$6.01	1.18%
Class F	$1,000.00	$1,007.70	$5.41	$1,000.00	$1,019.81	$5.45	1.07%
Class SDR	$1,000.00	$1,007.60	$5.41	$1,000.00	$1,019.81	$5.45	1.07%

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Class A	$1,000.00	$1,027.60	$5.52	$1,000.00	$1,019.76	$5.50	1.08%
Class C	$1,000.00	$1,023.20	$9.69	$1,000.00	$1,015.63	$9.65	1.90%
Class I	$1,000.00	$1,029.10	$4.19	$1,000.00	$1,021.07	$4.18	0.82%
Class R3	$1,000.00	$1,028.80	$4.14	$1,000.00	$1,021.12	$4.13	0.81%
Class R4	$1,000.00	$1,027.60	$4.14	$1,000.00	$1,021.12	$4.13	0.81%
Class R5	$1,000.00	$1,028.10	$4.14	$1,000.00	$1,021.12	$4.13	0.81%
Class Y	$1,000.00	$1,028.30	$3.94	$1,000.00	$1,021.32	$3.92	0.77%
Class F	$1,000.00	$1,028.50	$3.83	$1,000.00	$1,021.43	$3.82	0.75%
Class SDR	$1,000.00	$1,028.40	$3.83	$1,000.00	$1,021.43	$3.82	0.75%

28

Hartford Schroders Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio
Hartford Schroders International Multi-Cap Value Fund

Class A	$1,000.00	$1,002.70	$5.81	$1,000.00	$1,019.41	$5.85	1.15%
Class C	$1,000.00	$998.80	$9.37	$1,000.00	$1,015.83	$9.45	1.86%
Class I	$1,000.00	$1,004.00	$4.34	$1,000.00	$1,020.87	$4.38	0.86%
Class R3	$1,000.00	$1,000.90	$7.51	$1,000.00	$1,017.69	$7.58	1.49%
Class R4	$1,000.00	$1,002.40	$6.21	$1,000.00	$1,019.01	$6.26	1.23%
Class R5	$1,000.00	$1,003.80	$4.44	$1,000.00	$1,020.77	$4.48	0.88%
Class Y	$1,000.00	$1,004.30	$4.09	$1,000.00	$1,021.12	$4.13	0.81%
Class F	$1,000.00	$1,004.50	$3.84	$1,000.00	$1,021.37	$3.87	0.76%
Class SDR	$1,000.00	$1,004.50	$3.89	$1,000.00	$1,021.32	$3.92	0.77%

Hartford Schroders International Stock Fund

Class A	$1,000.00	$1,017.30	$5.85	$1,000.00	$1,019.41	$5.85	1.15%
Class C	$1,000.00	$1,013.20	$9.54	$1,000.00	$1,015.73	$9.55	1.88%
Class I	$1,000.00	$1,019.60	$4.28	$1,000.00	$1,020.97	$4.28	0.84%
Class R3	$1,000.00	$1,016.30	$6.96	$1,000.00	$1,018.30	$6.97	1.37%
Class R4	$1,000.00	$1,017.90	$5.39	$1,000.00	$1,019.86	$5.40	1.06%
Class R5	$1,000.00	$1,019.50	$3.92	$1,000.00	$1,021.32	$3.92	0.77%
Class Y	$1,000.00	$1,019.50	$4.33	$1,000.00	$1,020.92	$4.33	0.85%
Class F	$1,000.00	$1,019.50	$3.82	$1,000.00	$1,021.43	$3.82	0.75%
Class SDR	$1,000.00	$1,019.50	$3.82	$1,000.00	$1,021.43	$3.82	0.75%

Hartford Schroders Securitized Income Fund

Class A	$1,000.00	$1,014.90	$5.13	$1,000.00	$1,020.11	$5.14	1.01%
Class I	$1,000.00	$1,015.20	$5.28	$1,000.00	$1,019.96	$5.30	1.04%
Class Y	$1,000.00	$1,015.60	$4.72	$1,000.00	$1,020.52	$4.74	0.93%
Class F	$1,000.00	$1,014.90	$4.57	$1,000.00	$1,020.67	$4.58	0.90%
Class SDR	$1,000.00	$1,016.10	$4.47	$1,000.00	$1,020.77	$4.48	0.88%

Hartford Schroders Tax-Aware Bond Fund

Class A	$1,000.00	$1,035.10	$3.64	$1,000.00	$1,021.63	$3.62	0.71%
Class C	$1,000.00	$1,031.30	$7.94	$1,000.00	$1,017.39	$7.88	1.55%
Class I	$1,000.00	$1,035.40	$2.51	$1,000.00	$1,022.74	$2.50	0.49%
Class Y	$1,000.00	$1,035.90	$2.98	$1,000.00	$1,022.28	$2.96	0.58%
Class F	$1,000.00	$1,036.40	$2.36	$1,000.00	$1,022.89	$2.35	0.46%
Class SDR	$1,000.00	$1,036.50	$2.36	$1,000.00	$1,022.89	$2.35	0.46%

Hartford Schroders US MidCap Opportunities Fund

Class A	$1,000.00	$1,032.30	$6.51	$1,000.00	$1,018.80	$6.46	1.27%
Class C	$1,000.00	$1,027.70	$10.32	$1,000.00	$1,015.02	$10.26	2.02%
Class I	$1,000.00	$1,033.00	$5.18	$1,000.00	$1,020.11	$5.14	1.01%
Class R3	$1,000.00	$1,029.40	$8.75	$1,000.00	$1,016.59	$8.69	1.71%
Class R4	$1,000.00	$1,031.20	$6.96	$1,000.00	$1,018.35	$6.92	1.36%
Class R5	$1,000.00	$1,031.70	$6.09	$1,000.00	$1,019.21	$6.06	1.19%
Class Y	$1,000.00	$1,033.00	$5.07	$1,000.00	$1,020.22	$5.04	0.99%
Class F	$1,000.00	$1,033.00	$4.82	$1,000.00	$1,020.47	$4.79	0.94%
Class SDR	$1,000.00	$1,033.60	$4.82	$1,000.00	$1,020.47	$4.79	0.94%

Hartford Schroders US Small Cap Opportunities Fund

Class A	$1,000.00	$1,033.80	$6.92	$1,000.00	$1,018.40	$6.87	1.35%
Class C	$1,000.00	$1,030.20	$10.75	$1,000.00	$1,014.62	$10.66	2.10%
Class I	$1,000.00	$1,035.70	$5.29	$1,000.00	$1,020.01	$5.24	1.03%
Class R3	$1,000.00	$1,032.50	$8.66	$1,000.00	$1,016.69	$8.59	1.69%
Class R4	$1,000.00	$1,034.20	$6.92	$1,000.00	$1,018.40	$6.87	1.35%
Class R5	$1,000.00	$1,035.70	$5.44	$1,000.00	$1,019.86	$5.40	1.06%
Class Y	$1,000.00	$1,035.70	$5.44	$1,000.00	$1,019.86	$5.40	1.06%
Class F	$1,000.00	$1,036.40	$4.88	$1,000.00	$1,020.42	$4.84	0.95%
Class SDR	$1,000.00	$1,036.40	$4.88	$1,000.00	$1,020.42	$4.84	0.95%

29

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7%
	Argentina - 0.2%
12,125	MercadoLibre, Inc.*	$6,323,430

	Brazil - 11.8%
1,109,381	Ambev S.A. ADR	4,781,432
3,249,229	B3 S.A. - Brasil Bolsa Balcao	39,196,534
1,914,946	Banco Bradesco S.A. ADR	16,774,927
990,391	Equatorial Energia S.A.	25,159,216
3,869,400	IRB Brasil Resseguros S.A.	36,460,448
8,390,172	Itau Unibanco Holding S.A. ADR	75,763,253
3,159,197	Klabin S.A.	12,461,912
4,031,604	Lojas Renner S.A.	51,017,056
920,893	Magazine Luiza S.A.	10,250,259
425,652	Pagseguro Digital Ltd. Class A*	15,783,176
3,673,172	Petroleo Brasileiro S.A. ADR	57,944,173
1,410,596	Raia Drogasil S.A.	38,689,829
1,660,347	Vale S.A. ADR*	19,492,474
3,187,645	WEG S.A.	20,268,033

		424,042,722

	Chile - 0.5%
760,712	Banco Santander Chile ADR	18,432,052

	China - 28.0%
108,425	51job, Inc. ADR*	8,540,637
1,128,599	Alibaba Group Holding Ltd. ADR*	199,389,585
2,755,000	Anhui Conch Cement Co., Ltd. Class H	16,465,881
14,624,000	China Mengniu Dairy Co., Ltd.*	58,302,150
11,970,000	China Pacific Insurance Group Co., Ltd. Class H	43,430,613
61,245,600	China Petroleum & Chemical Corp. Class H	34,834,947
35,419,000	CNOOC Ltd.	52,712,320
14,656,000	Guangzhou Automobile Group Co., Ltd. Class H	14,637,467
5,663,199	Huayu Automotive Systems Co., Ltd. Class A	20,194,356
678,247	JD.com, Inc. ADR*	21,127,394
6,434,000	Li Ning Co., Ltd.	21,816,530
7,392,306	Midea Group Co., Ltd. Class A	58,254,402
135,926	NetEase, Inc. ADR	38,855,806
31,984,000	PICC Property & Casualty Co., Ltd. Class H	40,476,337
9,027,500	Ping An Insurance Group Co., of China Ltd. Class H	104,193,422
3,028,500	Shenzhou International Group Holdings Ltd.	41,849,776
4,823,900	Tencent Holdings Ltd.	195,671,437
443,874	WuXi AppTec Co., Ltd. Class A	5,928,626
1,321,900	Zhejiang Supor Co., Ltd. Class A	14,023,537
3,133,700	Zhuzhou CRRC Times Electric Co., Ltd. Class H	11,627,802

		1,002,333,025

	Colombia - 0.3%
196,177	Bancolombia S.A. ADR	10,177,663

	Egypt - 0.7%
860,125	Commercial International Bank Egypt S.A.E.	4,316,613
4,165,780	Commercial International Bank Egypt S.A.E. GDR	20,578,953

		24,895,566

	Greece - 1.1%
9,021,488	Alpha Bank A.E.*	19,249,943
7,935,945	Eurobank Ergasias S.A.*	8,044,909
875,459	Hellenic Telecommunications Organization S.A.	13,277,554

		40,572,406

	Hong Kong - 3.9%
7,043,800	AIA Group Ltd.	70,143,694
4,124,500	China Mobile Ltd.	33,518,553
5,108,000	China Resources Beer Holdings Co., Ltd.	26,188,825
3,706,000	Hang Lung Properties Ltd.	8,146,534

		137,997,606

	Hungary - 1.9%
1,824,256	MOL Hungarian Oil & Gas plc	18,040,528
588,389	OTP Bank Nyrt	27,134,698

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	Hungary - 1.9% - (continued)
1,255,041	Richter Gedeon Nyrt	$23,259,893

		68,435,119

	India - 4.0%
2,951,585	HDFC Bank Ltd.	51,139,989
7,692,148	ICICI Bank Ltd.	50,183,135
2,127,569	Infosys Ltd.	20,458,409
697,512	Tata Consultancy Services Ltd.	22,319,696

		144,101,229

	Indonesia - 0.6%
44,767,100	Astra International Tbk PT	22,141,837

	Japan - 0.2%
534,500	Nexon Co., Ltd.*	6,193,916

	Kuwait - 0.5%
5,740,719	National Bank of Kuwait SAKP	17,804,933

	Luxembourg - 0.3%
583,272	Ternium S.A. ADR	11,659,607

	Mexico - 1.7%
314,526	America Movil S.A.B. de C.V. Class L, ADR	4,972,656
611,425	Fomento Economico Mexicano S.A.B. de C.V. ADR	54,429,054

		59,401,710

	Netherlands - 0.4%
218,925	Prosus N.V.*	15,096,844

	Pakistan - 0.1%
3,442,700	Habib Bank Ltd.	2,834,751
2,668,800	United Bank Ltd.	2,360,142

		5,194,893

	Peru - 0.8%
130,134	Credicorp Ltd.	27,853,881

	Poland - 1.1%
971,334	Bank Polska Kasa Opieki S.A.	27,431,165
1,065,666	Powszechna Kasa Oszczednosci Bank Polski S.A.	10,640,561

		38,071,726

	Russia - 8.8%
6,604,016	Gazprom PJSC ADR	52,943,379
725,278	LUKOIL PJSC ADR	66,836,561
8,537,445	Moscow Exchange MICEX-RTS PJSC*	12,652,553
253,472	Novatek PJSC GDR	54,378,290
87,607	Polyus PJSC*	10,204,479
120,323	Polyus PJSC GDR	7,081,009
6,282,386	Sberbank of Russia PJSC ADR	92,516,288
310,010	X5 Retail Group N.V. GDR	10,367,271
275,950	Yandex N.V. Class A*	9,213,970

		316,193,800

	South Africa - 2.0%
1,499,325	AVI Ltd.	8,594,787
1,740,846	Mediclinic International plc	8,169,854
379,948	Naspers Ltd. Class N	53,765,868

		70,530,509

	South Korea - 13.0%
354,893	Hana Financial Group, Inc.	10,275,054
162,114	Hyundai Mobis Co., Ltd.	33,060,483
63,314	Korea Zinc Co., Ltd.	23,592,856
165,729	LG Chem Ltd.	43,726,771
95,720	LG Innotek Co., Ltd.	9,942,406
25,792	Medy-Tox, Inc.	7,298,883
5,388,948	Samsung Electronics Co., Ltd.	232,909,505
182,897	Samsung SDI Co., Ltd.	35,691,564
51,540	SK Holdings Co., Ltd.	11,434,371
325,481	SK Hynix, Inc.	22,886,509

The accompanying notes are an integral part of these financial statements.

30

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	South Korea - 13.0% - (continued)
252,791	SK Innovation Co., Ltd.	$34,590,787

		465,409,189

	Taiwan - 11.2%
17,200,036	ASE Technology Holding, Co., Ltd.	44,624,307
1,298,489	Cathay Financial Holding Co., Ltd.	1,718,756
33,393,000	CTBC Financial Holding Co., Ltd.	23,215,240
3,791,000	Delta Electronics, Inc.	16,644,324
2,807,000	Hon Hai Precision Industry Co., Ltd.	7,413,575
291,000	Largan Precision Co., Ltd.	42,699,680
24,549,139	Taiwan Semiconductor Manufacturing Co., Ltd.	240,576,603
6,555,000	Uni-President Enterprises Corp.	16,193,346
1,850,000	Zhen Ding Technology Holding Ltd.	8,747,529

		401,833,360

	Thailand - 1.8%
2,180,400	Advanced Info Service PCL	16,536,235
3,154,400	Bangkok Bank PCL NVDR	18,172,205
3,053,025	Kasikornbank PCL NVDR	14,048,370
6,180,400	Thai Oil PCL	14,020,778

		62,777,588

	Turkey - 1.4%
15,713,904	Akbank T.A.S.*	18,984,988
2,403,255	BIM Birlesik Magazalar A.S.	19,891,036
526,990	Tupras Turkiye Petrol Rafinerileri A.S.	11,470,632

		50,346,656

	United Arab Emirates - 1.4%
6,883,503	Abu Dhabi Commercial Bank PJSC	14,601,993
1,160,475	DP World plc	15,404,066
16,701,662	Emaar Properties PJSC	19,410,830

		49,416,889

	Total Common Stocks (cost $2,721,267,586)	$3,497,238,156

PREFERRED STOCKS - 0.3%
	South Korea - 0.3%
167,128	Hyundai Motor Co.	$11,368,634

	Total Preferred Stocks (cost $12,821,754)	$11,368,634

	Total Long-Term Investments (cost $2,734,089,340)	$3,508,606,790

SHORT-TERM INVESTMENTS - 1.8%
	Other Investment Pools & Funds - 1.8%
61,655,238	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.65%(1)	$61,655,238

	Total Short-Term Investments (cost $61,655,238)	$61,655,238

Total Investments (cost $2,795,744,578)	99.8%	$3,570,262,028
Other Assets and Liabilities	0.2%	8,670,630

Total Net Assets	100.0%	$3,578,932,658

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

31

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$6,323,430	$6,323,430	$—	$—
Brazil	424,042,722	424,042,722	—	—
Chile	18,432,052	18,432,052	—	—
China	1,002,333,025	267,913,422	734,419,603	—
Colombia	10,177,663	10,177,663	—	—
Egypt	24,895,566	24,895,566	—	—
Greece	40,572,406	—	40,572,406	—
Hong Kong	137,997,606	—	137,997,606	—
Hungary	68,435,119	23,259,893	45,175,226	—
India	144,101,229	22,319,696	121,781,533	—
Indonesia	22,141,837	—	22,141,837	—
Japan	6,193,916	—	6,193,916	—
Kuwait	17,804,933	17,804,933	—	—
Luxembourg	11,659,607	11,659,607	—	—
Mexico	59,401,710	59,401,710	—	—
Netherlands	15,096,844	15,096,844	—	—
Pakistan	5,194,893	2,360,142	2,834,751	—
Peru	27,853,881	27,853,881	—	—
Poland	38,071,726	—	38,071,726	—
Russia	316,193,800	16,294,979	299,898,821	—
South Africa	70,530,509	8,594,787	61,935,722	—
South Korea	465,409,189	—	465,409,189	—
Taiwan	401,833,360	—	401,833,360	—
Thailand	62,777,588	30,557,013	32,220,575	—
Turkey	50,346,656	19,891,036	30,455,620	—
United Arab Emirates	49,416,889	—	49,416,889	—
Preferred Stocks	11,368,634	—	11,368,634	—
Short-Term Investments	61,655,238	61,655,238	—	—

Total	$3,570,262,028	$1,068,534,614	$2,501,727,414	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

32

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.9%
		Argentina - 2.8%
	$1,031,000	Pampa Energia S.A. 7.38%, 07/21/2023(1)(2)	$896,970
	1,200,000	YPF Energia Electrica S.A. 10.00%, 07/25/2026(1)	906,000
		YPF S.A.
	95,000	8.50%, 03/23/2021(1)	86,687
	940,000	8.50%, 06/27/2029(1)	716,468

			2,606,125

		Austria - 0.8%
	700,000	Klabin Austria GmbH 7.00%, 04/03/2049(1)	756,007

		Brazil - 1.5%
		Banco do Brasil S.A.
	230,000	6.25%, 04/15/2024, (6.25% fixed rate until 04/15/2024; 10 year USD CMT + 4.398% thereafter)(1)(3)(4)	228,804
	210,000	9.00%, 06/18/2024, (9.00% fixed rate until 06/18/2024; 10 year USD CMT + 6.362% thereafter)(1)(2)(3)(4)	239,190
	400,000	Cemig Geracao e Transmissao S.A. 9.25%, 12/05/2024(1)	466,404
	460,000	Itau Unibanco Holding S.A. 6.13%, 12/12/2022, (6.13% fixed rate until 12/12/2022; 5 year USD CMT + 3.981% thereafter)(1)(3)(4)	474,122

			1,408,520

		British Virgin Islands - 3.4%
	1,400,000	China Great Wall International Holdings Ltd. 3.88%, 08/31/2027(5)	1,461,402
	495,000	China Railway Xunjie Co., Ltd. 3.25%, 07/28/2026(5)	501,785
	410,000	Rongshi International Finance Ltd. 3.63%, 05/04/2027(5)	428,880
	730,000	Sinopec Group Overseas Development ltd. 3.50%, 05/03/2026(1)	759,834

			3,151,901

		Canada - 0.9%
	870,000	First Quantum Minerals Ltd. 7.50%, 04/01/2025(1)	871,088

		Cayman Islands - 3.8%
	540,000	Baidu, Inc. 4.38%, 05/14/2024	574,105
	1,040,000	CSCEC Finance Cayman Ltd. 3.50%, 07/05/2027(5)	1,074,090
	970,000	CSN Islands Corp. 7.00%, 12/23/2019(1)(3)	854,439
	1,010,000	Tencent Holdings Ltd. 3.80%, 02/11/2025(1)	1,065,544

			3,568,178

		Chile - 3.6%
	290,000	AES Gener S.A. 7.13%, 03/26/2079, (7.13% fixed rate until 04/07/2024; 5 year USD Swap + 4.644% thereafter)(1)(4)	301,211
	1,480,000	Corp. Nacional del Cobre de Chile 4.38%, 02/05/2049(1)	1,638,891
	960,000	Empresa de Transporte de Pasajeros Metro S.A. 5.00%, 01/25/2047(1)	1,125,408
	320,000	Empresa Electrica Angamos S.A. 5.50%, 05/14/2027	330,000

			3,395,510

		Colombia - 2.3%
	905,000	Credivalores-Crediservicios SAS 9.75%, 07/27/2022(1)(2)	932,159
	751,000	Ecopetrol S.A. 5.88%, 05/28/2045	865,715
COP	1,298,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(1)	365,012

			2,162,886

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 47.9% - (continued)
	Hong Kong - 2.0%
$1,320,000	Beijing State-Owned Assets Management Hong Kong Co., Ltd. 4.13%, 05/26/2025(5)	$1,374,005
460,000	CNAC HK Finbridge Co., Ltd. 4.88%, 03/14/2025(5)	499,213

		1,873,218

	Indonesia - 3.8%
665,000	ABM Investama Tbk PT 7.13%, 08/01/2022(1)	575,243
530,000	Indonesia Asahan Aluminium Persero PT 6.76%, 11/15/2048(1)	679,887
270,000	Pelabuhan Indonesia PT 5.38%, 05/05/2045(1)	307,125
360,000	Pertamina Persero PT 6.00%, 05/03/2042(1)	431,879
	Perusahaan Listrik Negara PT
400,000	5.25%, 10/24/2042(1)	441,500
400,000	5.25%, 05/15/2047(1)	446,000
550,000	6.15%, 05/21/2048(1)	691,185

		3,572,819

	Kazakhstan - 0.3%
250,000	KazMunayGas National Co. JSC 5.75%, 04/19/2047(1)	292,244

	Luxembourg - 1.2%
460,000	Atento Luxco 1 S.A. 6.13%, 08/10/2022(1)	469,200
200,000	JSL Europe S.A. 7.75%, 07/26/2024(1)(2)	212,750
470,000	Unigel Luxembourg S.A. 8.75%, 10/01/2026(1)	471,762

		1,153,712

	Mexico - 14.6%
290,000	Alfa S.A.B. de C.V. 6.88%, 03/25/2044(1)	345,541
275,000	Alpek S.A.B. de C.V. 4.25%, 09/18/2029(1)	280,088
750,000	Alpha Holding S.A. de C.V. 10.00%, 12/19/2022(1)	751,883
380,000	BBVA Bancomer S.A. 5.88%, 09/13/2034, (5.88% fixed rate until 09/13/2029; 5 year USD CMT + 4.308% thereafter)(1)(4)	386,080
891,480	Cometa Energia S.A. de C.V. 6.38%, 04/24/2035(1)	965,027
790,000	Credito Real S.A.B. de C.V. SOFOM ER 9.13%, 11/29/2022, (9.13% fixed rate until 11/29/2022; 5 year CMT + 7.026% thereafter)(1)(3)(4)	816,670
910,000	Docuformas SAPI de C.V. 10.25%, 07/24/2024(1)	921,602
200,000	Elementia S.A.B. de C.V. 5.50%, 01/15/2025(1)	200,500
530,000	Metalsa S.A. de C.V. 4.90%, 04/24/2023(1)	548,550
252,153	Mexico Generadora de Energia S de rl 5.50%, 12/06/2032(1)	271,379
	Petroleos Mexicanos
916,000	5.63%, 01/23/2046	823,484
945,000	6.49%, 01/23/2027(1)	1,008,787
1,280,000	6.88%, 08/04/2026	1,400,320
1,740,000	7.69%, 01/23/2050(1)	1,890,754
950,000	Sixsigma Networks Mexico S.A. de C.V. 7.50%, 05/02/2025(1)(2)	950,000
430,000	Trust F 6.39%, 01/15/2050(1)	458,402
870,000	TV Azteca S.A.B. de C.V. 8.25%, 08/09/2024(5)	815,634
820,000	Unifin Financiera S.A.B. de C.V. SOFOM ENR 8.38%, 01/27/2028(1)	841,525

		13,676,226

	Mult - 0.9%
890,000	Mongolian Mining Corp/Energy Resources LLC 9.25%, 04/15/2024(1)	833,024

	Netherlands - 1.5%
900,000	Ajecorp B.V. 6.50%, 05/14/2022(1)	879,750

The accompanying notes are an integral part of these financial statements.

33

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.9% - (continued)
		Netherlands - 1.5% - (continued)
	$400,000	Petrobras Global Finance B.V. 8.75%, 05/23/2026	$512,000

			1,391,750

		South Korea - 0.5%
	470,000	Korea East-West Power Co., Ltd. 3.88%, 07/19/2023(1)	495,470

		Spain - 0.8%
	695,000	AI Candelaria Spain SLU 7.50%, 12/15/2028(1)	783,613

		Turkey - 1.0%
	870,000	Yapi ve Kredi Bankasi AS 13.88%, 01/15/2024, (13.88% fixed rate until 01/15/2024; 5 year USD Swap + 11.245% thereafter)(1)(3)(4)	937,756

		United Kingdom - 1.0%
	950,000	Vedanta Resources Finance plc 9.25%, 04/23/2026(1)(2)	952,375

		United States - 1.2%
	510,000	Gran Tierra Energy, Inc. 7.75%, 05/23/2027(1)	487,050
		NBM U.S. Holdings, Inc.
	320,000	6.63%, 08/06/2029(1)	333,240
	310,000	7.00%, 05/14/2026(1)	328,755

			1,149,045

		Total Corporate Bonds (cost $43,650,506)	$45,031,467

FOREIGN GOVERNMENT OBLIGATIONS - 46.2%
		Angola - 1.0%
	890,000	Angolan Government International Bond 9.38%, 05/08/2048(1)	$940,241

		Argentina - 3.6%
	1,010,000	Argentine Republic Government International Bond 7.50%, 04/22/2026	428,250
	978,000	Provincia de Buenos Aires 7.88%, 06/15/2027(1)	337,420
		Provincia de Cordoba
	3,290,000	7.13%, 06/10/2021(1)	2,451,083
	266,000	7.45%, 09/01/2024(1)(2)	169,178

			3,385,931

		Brazil - 3.6%
		Brazil Notas do Tesouro Nacional
BRL	5,571,000	10.00%, 01/01/2023	1,572,453
	3,704,000	10.00%, 01/01/2025	1,084,261
	1,226,000	10.00%, 01/01/2027	369,145
	$379,000	Prumo Participacoes e Investimentos S.A 7.50%, 12/31/2031(1)	392,265

			3,418,124

		Cameroon - 0.8%
	700,000	Republic of Cameroon International Bond 9.50%, 11/19/2025(1)	768,887

		Colombia - 1.2%
		Colombia Government International Bond
COP	1,867,000,000	4.38%, 03/21/2023	541,748
	417,000,000	7.75%, 04/14/2021	128,287
	1,252,000,000	9.85%, 06/28/2027	464,559

			1,134,594

		Ecuador - 2.8%
		Ecuador Government International Bond
	$1,005,000	9.50%, 03/27/2030(1)	967,312
	1,368,000	9.65%, 12/13/2026(1)	1,344,074
	290,000	10.75%, 03/28/2022(1)	306,678

			2,618,064

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 46.2% - (continued)
		Egypt - 1.0%
	$850,000	Egypt Government International Bond 8.70%, 03/01/2049(1)	$909,815

		Ghana - 1.0%
	960,000	Ghana Government International Bond 8.63%, 06/16/2049(1)	957,600

		Hungary - 1.1%
HUF	277,490,000	Hungary Government Bond 3.00%, 10/27/2027	1,043,367

		Indonesia - 4.3%
		Indonesia Treasury Bond
IDR	9,123,000,000	7.00%, 05/15/2027	658,699
	11,611,000,000	7.50%, 08/15/2032	836,064
	9,807,000,000	8.38%, 03/15/2034	755,286
	12,097,000,000	8.75%, 05/15/2031	959,750
	9,981,000,000	9.00%, 03/15/2029	803,551

			4,013,350

		Kenya - 0.5%
	$470,000	Kenya Government International Bond 8.25%, 02/28/2048(1)	491,884

		Malaysia - 2.1%
		Malaysia Government Bond
MYR	3,780,000	3.48%, 06/14/2024	909,715
	2,030,000	3.90%, 11/30/2026	499,113
	2,080,000	4.64%, 11/07/2033	545,694

			1,954,522

		Mexico - 6.9%
		Mexican Bonos
MXN	9,675,900	5.75%, 03/05/2026	478,712
	33,263,500	7.50%, 06/03/2027	1,806,896
	16,148,200	7.75%, 05/29/2031	897,740
	12,866,000	7.75%, 11/13/2042	714,441
	15,161,400	8.00%, 12/07/2023	828,480
	$1,512,000	Mexico Government International Bond 5.75%, 10/12/2110	1,752,045

			6,478,314

		Nigeria - 0.5%
	430,000	Nigeria Government International Bond 9.25%, 01/21/2049(1)	476,311

		Peru - 1.3%
		Peru Government Bond
PEN	1,370,000	6.90%, 08/12/2037	506,014
	1,870,000	6.95%, 08/12/2031	683,719

			1,189,733

		Poland - 2.3%
PLN	7,880,000	Republic of Poland Government Bond 2.50%, 07/25/2026	2,140,726

		Russia - 5.8%
		Russian Federal Bond - OFZ
RUB	26,800,000	6.50%, 02/28/2024	424,758
	68,850,000	6.90%, 05/23/2029	1,113,572
	43,980,000	7.00%, 12/15/2021	700,594
	35,690,000	7.00%, 01/25/2023	572,220
	60,390,000	7.75%, 09/16/2026	1,021,373
	$1,400,000	Russian Foreign Bond - Eurobond 5.25%, 06/23/2047(1)	1,672,020

			5,504,537

		South Africa - 0.7%
		Republic of South Africa Government Bond
ZAR	9,549,271	6.50%, 02/28/2041	438,140
	3,650,000	9.00%, 01/31/2040	219,805

			657,945

The accompanying notes are an integral part of these financial statements.

34

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 46.2% - (continued)
		South Korea - 0.7%
	$670,000	Korea Hydro & Nuclear Power Co., Ltd. 3.75%, 07/25/2023(1)	$704,720

		Thailand - 1.6%
		Thailand Government Bond
THB	22,160,000	2.13%, 12/17/2026	763,095
	17,310,000	3.78%, 06/25/2032	714,596

			1,477,691

		Turkey - 2.3%
	$1,057,000	Export Credit Bank of Turkey 8.25%, 01/24/2024(1)	1,127,396
		Turkey Government Bond
TRY	1,010,000	8.50%, 09/14/2022	161,112
	2,290,000	9.20%, 09/22/2021	381,917
	3,080,000	10.60%, 02/11/2026	494,007

			2,164,432

		Ukraine - 1.1%
	$1,020,000	Ukraine Government International Bond 7.38%, 09/25/2032(1)	1,066,918

		Total Foreign Government Obligations (cost $43,138,596)	$43,497,706

		Total Long-Term Investments (cost $86,789,102)	$88,529,173

SHORT-TERM INVESTMENTS - 4.9%
		Other Investment Pools & Funds - 1.1%
	1,022,197	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.65%(6)	$1,022,197

		Securities Lending Collateral - 2.4%
	114,829	Citibank NA DDCA, 1.80%, 11/1/2019(6)	114,829
	1,611,075	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(6)	1,611,075
	25,844	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(6)	25,844
	213,704	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(6)	213,705
	310,486	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(6)	310,486
	20,646	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(6)	20,646

			2,296,585

		U.S. Treasury - 1.4%
		U.S. Treasury Bills - 1.4%
	600,000	1.53%, 12/19/2019(7)	598,773
	415,000	1.63%, 11/29/2019(7)	414,474
	250,000	1.71%, 11/19/2019(7)	249,787

			1,263,034

		Total Short-Term Investments (cost $4,581,817)	$4,581,816

Total Investments (cost $91,370,919)	99.0%	$93,110,989
Other Assets and Liabilities	1.0%	971,612

Total Net Assets	100.0%	$94,082,601

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $49,454,636, representing 52.6% of net assets.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(5)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $6,155,009, representing 6.5% of net assets.

(6)	Current yield as of period end.

(7)	The rate shown represents current yield to maturity.

The accompanying notes are an integral part of these financial statements.

35

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury Long Bond Future	24	12/19/2019	$3,873,000	$(6,047)

Total futures contracts				$(6,047)

OTC Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
Republic of South Africa Government Bond	JPM	USD	3,790,000	(1.00%)	12/20/24	Quarterly	$163,198	$—	$158,776	$(4,422)

Sell protection:
Petroleo Brasileiro S.A. - Petrobras	JPM	USD	4,360,000	1.00%	12/20/24	Quarterly	$—	$(135,863)	$(130,776)	$5,087

Total traded indices							$163,198	$(135,863)	$28,000	$665

Total OTC contracts							$163,198	$(135,863)	$28,000	$665

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
6,641,671	BRL	1,663,329	USD	CBK	11/12/19	$—	$(8,542)
3,920,000	CAD	2,971,775	USD	JPM	11/14/19	4,547	—
10,583,480,000	COP	3,090,969	USD	JPM	11/12/19	38,950	—
2,440,000	GBP	3,023,138	USD	UBS	11/14/19	138,958	—
106,000,000	JPY	1,008,048	USD	CBK	11/08/19	—	(26,022)
210,000,000	JPY	1,988,256	USD	UBS	11/08/19	—	(42,734)
212,000,000	JPY	1,989,321	USD	UBS	01/09/20	—	(16,442)
19,810,000	MXN	987,281	USD	UBS	11/22/19	38,930	—
172,690,000	RUB	2,609,399	USD	CBK	11/12/19	79,364	—
66,440,000	RUB	987,735	USD	CBK	11/14/19	46,445	—
11,545,000	TRY	1,675,131	USD	CBK	04/06/20	263,701	—
3,495,000	TRY	509,735	USD	JPM	04/06/20	77,205	—
1,649,695	USD	6,641,671	BRL	CBK	11/12/19	—	(5,092)
2,960,954	USD	3,920,000	CAD	JPM	11/14/19	—	(15,368)
3,045,606	USD	10,583,480,000	COP	CBK	11/12/19	—	(84,313)
2,959,025	USD	2,440,000	GBP	UBS	11/14/19	—	(203,071)
2,011,096	USD	212,590,000	JPY	CBK	11/08/19	41,579	—
977,020	USD	19,810,000	MXN	CBK	11/22/19	—	(49,191)
2,599,579	USD	172,690,000	RUB	JPM	11/12/19	—	(89,184)
82,899	USD	5,490,000	RUB	UBS	11/14/19	—	(2,556)
902,896	USD	60,950,000	RUB	JPM	11/14/19	—	(45,829)
1,905,244	USD	15,040,000	TRY	CBK	04/06/20	—	(620,528)
948,166	USD	14,050,000	ZAR	UBS	12/20/19	24,792	—
14,050,000	ZAR	932,552	USD	JPM	12/20/19	—	(9,178)

Total						$754,471	$(1,218,050)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

36

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$45,031,467	$—	$45,031,467	$—
Foreign Government Obligations	43,497,706	—	43,497,706	—
Short-Term Investments	4,581,816	3,318,782	1,263,034	—
Foreign Currency Contracts(2)	754,471	—	754,471	—
Swaps - Credit Default(2)	5,087	—	5,087	—

Total	$93,870,547	$3,318,782	$90,551,765	$—

Liabilities
Foreign Currency Contracts(2)	$(1,218,050)	$—	$(1,218,050)	$—
Futures Contracts(2)	(6,047)	(6,047)	—	—
Swaps - Credit Default(2)	(4,422)	—	(4,422)	—

Total	$(1,228,519)	$(6,047)	$(1,222,472)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

37

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6%
	Australia - 2.9%
3,440,292	Beach Energy Ltd.	$5,411,506
236,339	BHP Group Ltd.	5,793,248
86,264	BlueScope Steel Ltd.	789,676
148,658	BWP Trust REIT	425,020
333,350	Coca-Cola Amatil Ltd.	2,339,333
61,175	Collection House Ltd.	51,379
667,562	Computershare Ltd.	7,286,746
1,205,790	Fortescue Metals Group Ltd.	7,380,185
346,051	GWA Group Ltd.	694,117
63,430	McMillan Shakespeare Ltd.	701,661
69,375	Mineral Resources Ltd.	682,367
354,503	Pendal Group Ltd.	1,750,399
35,964	Perpetual Ltd.	891,581
595,279	Platinum Asset Management Ltd.	1,699,974
1,513,722	Resolute Mining Ltd.*	1,268,053
146,999	Rio Tinto Ltd.	9,192,285
334,969	Sandfire Resources NL	1,337,837
981,638	Silver Lake Resources Ltd.*	785,822
153,707	SmartGroup Corp. Ltd.	1,209,699
1,143,562	St. Barbara Ltd.	2,206,167
410,234	Woodside Petroleum Ltd.	9,092,206

		60,989,261

	Austria - 1.0%
27,641	AT&S Austria Technologie & Systemtechnik AG	514,364
32,991	BAWAG Group AG*(1)	1,363,531
119,109	Erste Group Bank AG*	4,212,629
2,087	Mayr Melnhof Karton AG	256,505
177,808	OMV AG	10,394,940
199,550	Raiffeisen Bank International AG	4,916,768

		21,658,737

	Belgium - 1.1%
261,032	Proximus SADP	8,021,711
11,344	Sofina S.A.	2,510,334
146,761	UCB S.A.	11,828,762

		22,360,807

	Brazil - 0.4%
172,000	Alupar Investimento S.A.	1,040,878
96,800	Construtora Tenda S.A.	569,866
143,300	Enauta Participacoes S.A.	470,223
191,400	Qualicorp Consultoria e Corretora de Seguros S.A.	1,522,418
233,700	Smiles Fidelidade S.A.	2,156,065
227,300	Telefonica Brasil S.A. ADR	2,993,541
66,266	Unipar Carbocloro S.A.	479,336

		9,232,327

	Cambodia - 0.1%
950,000	NagaCorp Ltd.	1,726,231

	Canada - 3.4%
226,300	Alamos Gold, Inc. Class A	1,231,927
33,676	Celestica, Inc.*	243,922
168,300	Centerra Gold, Inc.*	1,434,978
292,100	CI Financial Corp.	4,251,429
138,200	Dundee Precious Metals, Inc.*	481,617
200	E-L Financial Corp. Ltd.	111,762
158,500	Enerflex Ltd.	1,241,910
87,800	Ensign Energy Services, Inc.	178,653
133,900	Fortuna Silver Mines, Inc.*(2)	426,983
130,700	Genworth MI Canada, Inc.(2)	5,279,204
28,800	iA Financial Corp., Inc.	1,386,974
259,900	IAMGOLD Corp.*	976,771
223,500	Largo Resources Ltd.*(2)	223,992
33,600	Linamar Corp.	1,095,680
153,000	Magna International, Inc.	8,226,756

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Canada - 3.4% - (continued)
816,900	Manulife Financial Corp.	$15,214,150
42,700	Martinrea International, Inc.	348,188
1,300	Morguard Real Estate Investment Trust REIT(2)	11,242
175,000	Open Text Corp.	7,071,217
174,700	Parex Resources, Inc.*	2,367,622
172,000	SEMAFO, Inc.*	555,007
187,800	Sun Life Financial, Inc.	8,425,406
498,100	Surge Energy, Inc.(2)	363,052
320,500	Tamarack Valley Energy Ltd.*	413,674
262,200	Teck Resources Ltd. Class B	4,144,715
37,500	TFI International, Inc.	1,194,955
220,800	Tourmaline Oil Corp.	1,894,344
116,265	Westshore Terminals Investment Corp.(2)	2,016,166

		70,812,296

	Chile - 0.2%
4,519,302	Aguas Andinas S.A. Class A	2,071,956
137,700	Enel Chile S.A. ADR	571,455
1,511,195	Enel Generacion Chile S.A.	664,979
898,313	Inversiones Aguas Metropolitanas S.A.	1,070,729

		4,379,119

	China - 5.3%
7,698,000	Agricultural Bank of China Ltd. Class H	3,167,754
278,000	Anhui Conch Cement Co., Ltd. Class H	1,661,530
2,344,000	Anhui Expressway Co., Ltd. Class H	1,376,668
4,667,500	BAIC Motor Corp. Ltd. Class H(1)	2,895,283
18,819,000	Bank of China Ltd. Class H	7,674,101
4,323,000	Bank of Communications Co., Ltd. Class H	2,952,381
30,000	Baoye Group Co., Ltd. Class H*	19,631
47,600	Changyou.com Ltd. ADR	455,056
4,676,000	China BlueChemical Ltd. Class H	1,137,935
1,228,000	China Conch Venture Holdings Ltd.	4,805,022
14,425,000	China Construction Bank Corp. Class H	11,558,326
1,478,000	China Lesso Group Holdings Ltd.	1,526,204
733,000	China Machinery Engineering Corp. Class H	288,786
3,023,000	China Medical System Holdings Ltd.	4,099,561
1,710,000	China Oriental Group Co., Ltd.	596,785
2,176,000	China Petroleum & Chemical Corp. Class H	1,237,654
510,500	China Resources Pharmaceutical Group Ltd.(1)	471,451
984,000	China Shineway Pharmaceutical Group Ltd.	946,910
1,760,000	CNOOC Ltd.	2,619,320
1,708,000	Consun Pharmaceutical Group Ltd.	1,022,376
2,324,000	Dongfeng Motor Group Co., Ltd. Class H	2,331,233
3,193,000	FIH Mobile Ltd.*	454,700
1,452,000	Fufeng Group Ltd.*	669,202
3,242,000	Guangzhou Automobile Group Co., Ltd. Class H	3,237,900
1,092,500	Hengan International Group Co., Ltd.	7,627,830
17,061,000	Industrial & Commercial Bank of China Ltd. Class H	12,222,384
1,924,000	Jiangsu Expressway Co., Ltd. Class H	2,556,126
174,800	Jumei International Holding Ltd. ADR*	360,088
7,953,000	Lonking Holdings Ltd.	2,204,447
1,372,000	Luye Pharma Group Ltd.(1)	1,014,113
1,264,000	Maanshan Iron & Steel Co., Ltd. Class H(2)	478,074
41,300	Momo, Inc. ADR	1,384,376
4,480,000	Sihuan Pharmaceutical Holdings Group Ltd.	586,969
1,755,000	Sinopec Engineering Group Co., Ltd. Class H	1,002,555
1,030,400	Sinopharm Group Co., Ltd. Class H	3,690,118
1,167,000	Sinotrans Ltd. Class H	343,127
1,506,500	Sinotruk Hong Kong Ltd.	2,276,424
1,021,000	Tian Ge Interactive Holdings Ltd.*(1)	273,623
1,776,000	Tiangong International Co., Ltd.	634,178
1,068,000	Tianneng Power International Ltd.	697,637
328,800	Vipshop Holdings Ltd. ADR*	3,794,352
4,038,000	Want Want China Holdings Ltd.	3,401,647
2,376,000	Weichai Power Co., Ltd. Class H	3,739,869

The accompanying notes are an integral part of these financial statements.

38

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	China - 5.3% - (continued)
1,639,300	Yangzijiang Shipbuilding Holdings Ltd.	$1,147,653
172,400	YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H(1)	1,057,468
1,242,000	Youyuan International Holdings Ltd.*(2)(3)(4)	26,787
2,294,000	Zhejiang Expressway Co., Ltd. Class H	1,878,486
739,000	Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	542,497

		110,146,597

	Colombia - 0.2%
179,300	Ecopetrol S.A. ADR	3,272,225

	Czech Republic - 0.1%
234,223	Moneta Money Bank AS(1)	777,648
1,266	Philip Morris CR AS	755,737

		1,533,385

	Denmark - 0.6%
136,112	H. Lundbeck A/S	4,651,027
79,463	Pandora A/S	3,910,059
9,697	Ringkjoebing Landbobank A/S	669,502
116,501	Scandinavian Tobacco Group A/S Class A(1)	1,376,523
80,953	Spar Nord Bank A/S	790,797

		11,397,908

	Finland - 1.2%
149,148	Nokian Renkaat Oyj	4,262,522
281,564	Nordea Bank Abp	2,060,861
438,312	Sampo Oyj Class A	17,961,955
47,390	Tieto Oyj	1,347,778

		25,633,116

	France - 7.0%
82,277	Atos SE	6,385,238
60,749	BNP Paribas S.A.	3,174,715
40,601	Cie Generale des Etablissements Michelin SCA	4,943,464
192,680	Eutelsat Communications S.A.	3,655,123
116,252	Faurecia SE	5,425,265
24,836	Gaztransport Et Technigaz S.A.	2,265,997
82,267	Ipsen S.A.	8,768,642
25,935	IPSOS	781,549
19,138	Kaufman & Broad S.A.	730,102
261,109	Metropole Television S.A.	4,593,545
223,349	Peugeot S.A.	5,656,562
388,508	Publicis Groupe S.A.	16,720,812
80,131	Quadient	1,716,106
12,552	Rothschild & Co.	353,015
274,013	Sanofi	25,260,454
240,908	Schneider Electric SE	22,390,076
97,733	Societe BIC S.A.	6,785,349
217,838	Societe Generale S.A.	6,195,074
4,614	Sopra Steria Group	633,369
137,757	Television Francaise 1 S.A.	1,156,026
302,570	Total S.A.	15,996,329
7,463	Trigano S.A.	673,073

		144,259,885

	Georgia - 0.0%
46,039	TBC Bank Group plc	763,349

	Germany - 1.1%
42,276	Bayer AG	3,279,610
415,485	Deutsche Bank AG	3,012,985
65,346	Deutz AG	363,563
25,670	Hochtief AG	3,207,284
256,439	ProSiebenSat.1 Media SE	3,786,724
40,441	Rocket Internet SE*(1)	1,073,925
36,039	Siltronic AG	3,432,331

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Germany - 1.1% - (continued)
150,794	Software AG	$4,796,907

		22,953,329

	Greece - 0.1%
83,183	JUMBO S.A.	1,620,604
12,653	Motor Oil Hellas Corinth Refineries S.A.	312,937
33,546	Mytilineos S.A.	367,642
142,374	Piraeus Bank S.A.*	496,576

		2,797,759

	Hong Kong - 3.8%
606,000	Allied Properties HK Ltd.	118,949
1,400,000	BOC Hong Kong Holdings Ltd.	4,809,873
2,116,000	Brilliance China Automotive Holdings Ltd.	2,333,469
300,000	China Everbright Ltd.	444,481
2,498,000	China Overseas Land & Investment Ltd.	7,882,416
1,184,000	China Resources Cement Holdings Ltd.	1,296,587
4,300,000	China Travel International Investment Hong Kong Ltd.	678,822
1,618,000	China Unicom Hong Kong Ltd.	1,592,919
1,403,500	CK Asset Holdings Ltd.	9,765,144
810,000	CSI Properties Ltd.	28,901
401,200	Dah Sing Banking Group Ltd.	518,669
111,600	Dah Sing Financial Holdings Ltd.	415,271
285,000	Emperor Entertainment Hotel Ltd.	58,121
417,000	Hang Lung Group Ltd.	1,044,432
1,045,000	Henderson Land Development Co., Ltd.	5,219,335
333,000	Hysan Development Co., Ltd.	1,312,434
1,003,000	Kerry Properties Ltd.	3,243,363
271,500	Kingboard Holdings Ltd.	723,521
4,666,000	Kunlun Energy Co., Ltd.	4,342,814
10,020	Lai Sun Development Co., Ltd.	11,994
939,000	Lifestyle International Holdings Ltd.	988,408
962,000	Pacific Textiles Holdings Ltd.	699,751
929,000	PAX Global Technology Ltd.	405,939
68,000	Qingling Motors Co., Ltd. Class H	16,471
648,000	Shanghai Industrial Holdings Ltd.	1,206,233
648,000	Shanghai Industrial Urban Development Group Ltd.	80,862
1,528,000	Sino Land Co., Ltd.	2,284,157
832,000	Sinopec Kantons Holdings Ltd.	339,176
20,000	Soundwill Holdings Ltd.	24,596
585,000	Sun Hung Kai Properties Ltd.	8,864,684
548,600	Swire Properties Ltd.	1,725,374
41,000	TAI Cheung Holdings Ltd.	32,930
713,000	TCL Electronics Holdings Ltd.	337,925
1,200,000	Wharf Real Estate Investment Co., Ltd.	7,058,068
340,000	Wheelock & Co., Ltd.	2,102,764
3,604,000	Xinyi Glass Holdings Ltd.	4,052,118
2,272,000	Yuexiu Transport Infrastructure Ltd.	2,097,425

		78,158,396

	India - 0.6%
29,838	GAIL India Ltd. GDR	344,629
874,400	Infosys Ltd. ADR	8,385,496
726,900	Wipro Ltd. ADR	2,893,062

		11,623,187

	Indonesia - 0.5%
1,206,600	Bank Pembangunan Daerah Jawa Timur Tbk PT	59,320
16,252,900	Panin Financial Tbk PT*	335,818
27,764,800	Telekomunikasi Indonesia Persero Tbk PT	8,102,347
761,100	United Tractors Tbk PT	1,174,781

		9,672,266

	Ireland - 0.3%
1,382,892	AIB Group plc	4,429,598
522,350	Bank of Ireland Group plc	2,517,745

		6,947,343

The accompanying notes are an integral part of these financial statements.

39

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Israel - 1.1%
315,108	Bank Hapoalim BM	$2,522,017
233,412	Bank Leumi Le-Israel BM	1,700,230
95,500	Check Point Software Technologies Ltd.*	10,735,155
276,063	Israel Discount Bank Ltd. Class A	1,261,560
88,700	Ituran Location and Control Ltd.	2,175,811
1	Mehadrin Ltd.*	41
537,782	Phoenix Holdings Ltd.	3,280,370
23,800	Taro Pharmaceutical Industries Ltd.	1,923,992

		23,599,176

	Italy - 1.3%
37,763	ASTM S.p.A.	1,190,228
78,948	Banca IFIS S.p.A	1,339,378
494,978	Eni S.p.A.	7,509,304
109,536	Immobiliare Grande Distribuzione SIIQ S.p.A. REIT	703,673
548,163	Italgas S.p.A.	3,528,909
227,208	Maire Tecnimont S.p.A.(2)	595,351
799,639	Mediaset S.p.A.*(2)	2,391,529
480,578	Mediobanca Banca di Credito Finanziario S.p.A.	5,714,710
626,278	Saras S.p.A	1,202,713
87,858	Societa Cattolica di Assicurazioni S.c.r.l.	766,404
149,124	UniCredit S.p.A.	1,891,941

		26,834,140

	Japan - 20.5%
26,900	77 Bank Ltd.	423,787
107,800	ADEKA Corp.	1,542,732
5,800	Aichi Bank Ltd.	203,726
107,500	Aida Engineering Ltd.	915,043
35,500	Aisin Seiki Co., Ltd.	1,416,798
26,200	Akatsuki, Inc.	1,460,098
3,000	Akita Bank Ltd.	61,212
97,200	Amada Holdings Co., Ltd.	1,106,924
26,100	Aozora Bank Ltd.	669,683
34,500	Arakawa Chemical Industries Ltd.	505,433
2,200	Arcland Sakamoto Co., Ltd.	25,952
54,300	Arisawa Manufacturing Co., Ltd.	541,768
75,400	Asahi Diamond Industrial Co., Ltd.	469,078
23,400	Asahi Glass Co., Ltd.	822,746
27,200	Asahi Yukizai Corp.	383,761
1,604,200	Astellas Pharma, Inc.	27,532,380
175,200	Ateam, Inc.(2)	1,710,900
1,900	Atsugi Co., Ltd.	14,410
34,400	Awa Bank Ltd.	819,221
1,500	Bando Chemical Industries Ltd.	12,732
65,100	Belluna Co., Ltd.	425,592
300	C Uyemura & Co., Ltd.	18,570
25,700	Canon Electronics, Inc.	481,149
18,000	Central Glass Co., Ltd.	433,863
82,300	Central Japan Railway Co.	16,882,530
229,000	Chiba Bank Ltd.	1,244,695
85,700	Chugoku Bank Ltd.	837,449
428,100	Citizen Watch Co., Ltd.	2,276,017
73,400	CMK Corp.	444,674
592,800	Concordia Financial Group Ltd.	2,417,398
3,100	Corona Corp.	33,227
55,700	Dai Nippon Printing Co., Ltd.	1,487,663
60,900	Daicel Corp.	544,411
78,200	Daido Metal Co., Ltd.	496,064
18,200	Daido Steel Co., Ltd.	794,212
46,300	Daiho Corp.	1,308,099
46,900	Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	366,727
146,600	Daikyonishikawa Corp.	1,126,266
1,800	Dainichi Co., Ltd.	11,486
26,900	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	809,521

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Japan - 20.5% - (continued)
30,400	Daiseki Co., Ltd.	$883,095
103,400	Daiwa House Industry Co., Ltd.	3,559,554
660,800	Daiwa Securities Group, Inc.	2,970,165
52,200	Daiwabo Holdings Co., Ltd.	2,280,936
36,000	Eagle Industry Co., Ltd.	361,534
6,000	Eidai Co., Ltd.	19,524
61,600	Exedy Corp.	1,450,967
124,500	FCC Co., Ltd.	2,575,947
135,600	Ferrotec Holdings Corp.	1,344,882
23,900	First Bank of Toyama Ltd.	73,803
34,900	FJ Next Co., Ltd.(2)	362,625
46,400	Foster Electric Co., Ltd.	829,553
152,200	Fuji Media Holdings, Inc.	2,056,617
8,400	Fujikura Kasei Co., Ltd.	43,734
7,200	Fujimori Kogyo Co., Ltd.	254,564
1,600	Fujishoji Co., Ltd.	14,044
1,100	FuKoKu Co., Ltd.(2)	7,379
123,900	Furuno Electric Co., Ltd.	1,280,653
29,400	G-Tekt Corp.	506,865
53,800	Geo Holdings Corp.	670,457
24,100	Goldcrest Co., Ltd.	497,832
57,100	GS Yuasa Corp.	1,040,948
117,000	Gunma Bank Ltd.	393,722
237,400	Hachijuni Bank Ltd.	1,021,213
37,600	Hamakyorex Co., Ltd.	1,282,935
46,800	Happinet Corp.	590,460
158,200	Haseko Corp.	2,041,472
226,500	Hazama Ando Corp.	1,754,945
37,400	Hirano Tecseed Co., Ltd.	541,031
97,900	Hitachi Ltd.	3,653,867
252,100	Honda Motor Co., Ltd.	6,820,308
127,700	Hosiden Corp.	1,341,505
29,000	Hosokawa Micron Corp.	1,054,444
10,500	Imasen Electric Industrial	90,873
1,257,900	Inpex Corp.	11,628,628
46,700	Ishihara Sangyo Kaisha Ltd.	482,126
458,400	Isuzu Motors Ltd.	5,326,566
277,600	ITOCHU Corp.	5,804,027
1,400	Iwatsu Electric Co., Ltd.	10,447
324,200	Iyo Bank Ltd.	1,712,991
75,400	Japan Aviation Electronics Industry Ltd.	1,404,612
3,900	Japan Foundation Engineering Co., Ltd.	14,323
86,100	Japan Petroleum Exploration Co., Ltd.	2,201,372
83,100	JDC Corp.	481,846
32,700	Kaga Electronics Co., Ltd.	633,848
42,900	Kaken Pharmaceutical Co., Ltd.	2,103,333
78,300	Kamigumi Co., Ltd.	1,770,452
91,000	Kanamoto Co., Ltd.(2)	2,432,803
63,800	Kandenko Co., Ltd.	603,252
33,600	Kanematsu Corp.	409,343
50,600	Kasai Kogyo Co., Ltd.	409,535
568,800	KDDI Corp.	15,739,345
69,700	Keihin Corp.	1,656,952
66,800	Koa Corp.	839,440
69,200	Kokuyo Co., Ltd.	1,015,469
14,200	Krosaki Harima Corp.	760,858
52,700	Kureha Corp.	3,368,255
1,900	Kyodo Printing Co., Ltd.	48,144
31,200	Kyokuto Kaihatsu Kogyo Co., Ltd.	418,140
13,500	Kyudenko Corp.	441,134
130,200	Kyushu Financial Group, Inc.	525,536
72,300	Macromill, Inc.	643,935
36,100	Maeda Road Construction Co., Ltd.	776,631
36,700	Makino Milling Machine Co., Ltd.	1,824,693
151,600	Marubeni Corp.	1,066,972

The accompanying notes are an integral part of these financial statements.

40

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Japan - 20.5% - (continued)
31,800	Maxell Holdings Ltd.	$438,897
253,100	Mazda Motor Corp.	2,323,538
26,500	Meiko Electronics Co., Ltd.	434,615
13,700	Meitec Corp.	714,185
323,400	Mitsubishi Chemical Holdings Corp.	2,464,703
284,500	Mitsubishi Gas Chemical Co., Inc.	4,013,416
1,210,900	Mitsubishi UFJ Financial Group, Inc.	6,277,655
22,200	Mitsuboshi Belting Ltd.	417,715
221,100	Mitsui & Co., Ltd.	3,797,163
91,700	Mitsui Chemicals, Inc.	2,180,757
35,700	Mitsui Matsushima Holdings Co., Ltd.	425,690
34,600	Mitsui Sugar Co., Ltd.	752,345
42,100	Mixi, Inc.	813,538
2,327,500	Mizuho Financial Group, Inc.	3,613,387
35,400	Mizuno Corp.	925,903
55,100	Modec, Inc.	1,511,408
3,900	Murakami Corp.	91,204
105,800	Musashi Seimitsu Industry Co., Ltd.	1,469,716
65,700	Nagase & Co., Ltd.	993,452
2,600	Natoco Co., Ltd.	31,155
229,000	NHK Spring Co., Ltd.	1,870,747
21,900	Nichias Corp.	462,005
4,000	Nichireki Co., Ltd.	47,478
10,868	Nichirin Co., Ltd.	172,588
25,900	Nikkon Holdings Co., Ltd.	629,572
82,400	Nikon Corp.	1,050,625
49,200	Nippo Corp.	1,010,933
85,200	Nippon Carbon Co., Ltd.(2)	3,268,907
22,400	Nippon Chemical Industrial Co., Ltd.	659,129
71,700	Nippon Electric Glass Co., Ltd.	1,615,154
969,500	Nippon Light Metal Holdings Co., Ltd.	1,885,715
31,900	Nippon Pillar Packing Co., Ltd.	429,730
15,000	Nippon Soda Co., Ltd.	399,532
185,100	Nippon Telegraph & Telephone Corp.	9,188,900
122,400	Nippon Thompson Co., Ltd.	546,595
104,600	Nishimatsu Construction Co., Ltd.	2,177,865
53,300	Nishio Rent All Co., Ltd.	1,431,913
13,500	Nisshin Oillio Group Ltd.	472,726
40,300	Nissin Kogyo Co., Ltd.	825,302
22,200	Nitta Corp.	647,497
205,600	NOK Corp.	3,220,323
12,400	Noritake Co. Ltd.	569,676
78,500	NSK Ltd.	729,925
756,700	NTT DOCOMO, Inc.	20,745,004
373,100	Obayashi Corp.	3,839,717
537,400	Oji Holdings Corp.	2,778,487
3,500	Okinawa Cellular Telephone Co.	119,613
46,700	Okumura Corp.	1,322,804
20,600	Okura Industrial Co., Ltd.	379,101
57,000	Open House Co., Ltd.	1,456,610
139,400	ORIX Corp.	2,190,656
65,000	Osaki Electric Co., Ltd.	450,050
175,100	OSJB Holdings Corp.	426,302
36,000	Piolax, Inc.	704,054
198,500	Press Kogyo Co., Ltd.	841,933
159,600	Rengo Co., Ltd.	1,157,265
25,300	Ryobi Ltd.	470,888
26,100	Ryosan Co., Ltd.	677,624
89,300	San-In Godo Bank Ltd.	523,802
2,000	Sanko Metal Industrial Co., Ltd.	48,524
18,600	SEC Carbon Ltd.(2)	1,428,840
321,900	Seino Holdings Co., Ltd.	4,138,986
29,200	Sekisui Jushi Corp.	597,931
13,500	Shibaura Mechatronics Corp.	449,064
35,600	Shiga Bank Ltd.	857,924

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Japan - 20.5% - (continued)
19,100	Shikoku Chemicals Corp.	$224,199
82,900	Shimizu Corp.	772,794
10,200	Shindengen Electric Manufacturing Co., Ltd.	346,651
70,600	Shinnihon Corp.	554,578
76,100	Shinoken Group Co., Ltd.	783,266
177,100	Shinsei Bank Ltd.	2,760,944
329,700	Shionogi & Co., Ltd.	19,789,543
413,200	Shizuoka Bank Ltd.	3,139,813
50,800	Shizuoka Gas Co., Ltd.	439,183
154,800	Showa Corp.	3,234,488
210,600	Showa Denko KK	5,908,790
44,500	Sinfonia Technology Co., Ltd.	546,587
43,000	Sintokogio Ltd.	414,799
600	SK Kaken Co., Ltd.	259,468
29,500	SK-Electronics Co., Ltd.	598,668
327,100	SKY Perfect JSAT Holdings, Inc.	1,350,922
105,300	Sumco Corp.	1,749,124
230,700	Sumitomo Chemical Co., Ltd.	1,055,309
167,000	Sumitomo Corp.	2,712,479
5,200	Sumitomo Densetsu Co., Ltd.	108,589
512,600	Sumitomo Electric Industries Ltd.	7,029,671
86,500	Sumitomo Forestry Co., Ltd.	1,255,507
15,400	Sumitomo Heavy Industries Ltd.	478,355
146,500	Sumitomo Mitsui Construction Co., Ltd.	831,410
210,300	Sumitomo Mitsui Financial Group, Inc.	7,466,316
33,600	Sumitomo Seika Chemicals Co., Ltd.	1,069,539
32,100	Sun Frontier Fudousan Co., Ltd.	390,560
20,400	T-Gaia Corp.	490,609
32,900	Tachi-S Co., Ltd.	436,962
55,300	Tadano Ltd.(2)	501,253
19,000	Taihei Dengyo Kaisha Ltd.	448,288
32,900	Taisei Corp.	1,297,359
23,400	Takasago Thermal Engineering Co., Ltd.	423,337
72,500	Takeuchi Manufacturing Co., Ltd.	1,132,908
98,700	Tatsuta Electric Wire and Cable Co., Ltd.	541,247
27,500	TKC Corp.	1,158,464
77,200	Toagosei Co., Ltd.	855,667
33,000	Tobishima Corp.	442,539
577,200	Tokai Carbon Co., Ltd.(2)	5,829,071
41,700	Tokai Rika Co., Ltd.	804,822
135,600	Tokyo Broadcasting System Holdings, Inc.	2,162,199
174,300	Tokyu Construction Co., Ltd.	1,380,524
264,500	Toppan Printing Co., Ltd.	4,892,011
74,800	Topre Corp.	1,297,979
25,000	Torii Pharmaceutical Co., Ltd.	667,129
22,100	Toshiba Machine Co., Ltd.	494,539
36,100	Towa Bank Ltd.	306,522
105,600	Toyo Construction Co., Ltd.	496,193
38,200	Toyo Ink SC Holdings Co., Ltd.	931,014
22,200	Toyo Kanetsu KK	416,774
79,400	Toyo Seikan Group Holdings Ltd.	1,254,788
38,400	Toyo Tanso Co., Ltd.	907,296
35,100	Toyo Tire Corp.	489,584
75,800	Toyobo Co., Ltd.	1,024,591
37,000	Toyoda Gosei Co., Ltd.	865,604
163,600	Toyota Boshoku Corp.	2,403,742
70,300	Toyota Tsusho Corp.	2,425,246
44,400	TPR Co., Ltd.	794,851
75,800	TS Tech Co., Ltd.	2,427,681
34,400	Tsubakimoto Chain Co.	1,175,307
48,200	TV Asahi Holdings Corp.	752,832
20,200	Tv Tokyo Holdings Corp.	420,490
62,000	Ube Industries Ltd.	1,327,492
102,900	Unipres Corp.	1,683,000
148,200	Ushio, Inc.	2,214,825

The accompanying notes are an integral part of these financial statements.

41

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Japan - 20.5% - (continued)
3,100	Utoc Corp.	$16,005
71,400	V Technology Co., Ltd.	4,247,879
92,000	Wakita & Co., Ltd.	929,936
36,000	West Holdings Corp.	531,708
48,400	YAMABIKO Corp.	549,443
172,700	Yamaguchi Financial Group, Inc.	1,211,715
206,500	Yamaha Motor Co., Ltd.	4,041,809
66,800	Yamaichi Electronics Co., Ltd.	902,954
25,800	Yamanashi Chuo Bank Ltd.	257,471
52,900	Yokogawa Bridge Holdings Corp.	968,439
18,500	Yuasa Trading Co., Ltd.	573,922
54,500	Yurtec Corp.	336,991
54,200	Zeon Corp.	617,430

		423,945,909

	Luxembourg - 0.4%
51,022	APERAM S.A.	1,307,286
28,700	Orion Engineered Carbons S.A.	475,272
107,842	RTL Group S.A.	5,479,781
36,200	Ternium S.A. ADR	723,638

		7,985,977

	Malaysia - 1.1%
48,400	AFFIN Bank Bhd	22,457
396,800	AMMB Holdings Bhd	378,493
885,300	Astro Malaysia Holdings Bhd	286,101
709,400	BerMaz Auto Bhd	386,821
1,777,100	Genting Bhd	2,468,589
8,364,800	Hibiscus Petroleum Bhd*	1,878,476
35,200	Lingkaran Trans Kota Holdings Bhd	38,835
3,204,800	Malayan Banking Bhd	6,590,453
2,474,800	Petronas Chemicals Group Bhd	4,421,513
365,700	Petronas Gas Bhd	1,456,324
525,500	Public Bank Bhd	2,550,438
1,311,000	RHB Bank Bhd	1,804,056

		22,282,556

	Mexico - 0.7%
705,000	Banco del Bajio S.A.(1)	1,139,053
365,201	Bolsa Mexicana de Valores S.A.B. de C.V.	799,450
287,200	Concentradora Fibra Danhos S.A. de C.V. REIT	432,969
658,100	Gentera S.A.B. de C.V.	650,009
155,600	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	1,079,772
36,283	Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	3,791,936
22,900	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	3,749,875
1,043,300	Grupo Financiero Inbursa S.A.B. de C.V.	1,297,854
192,500	Megacable Holdings S.A.B. de C.V. UNIT	790,254
50	Urbi Desarrollos Urbanos S.A.B. de C.V.*	3

		13,731,175

	Monaco - 0.1%
138,900	Costamare, Inc.	1,091,754

	Netherlands - 2.8%
51,654	Aalberts N.V.	2,081,542
18,625	Aegon N.V.	80,801
359,010	ASR Nederland N.V.	13,160,802
393,384	ING Groep N.V.	4,454,478
19,993	Koninklijke Volkerwessels N.V.	464,869
40,753	NIBC Holding N.V.(1)	332,255
246,075	NN Group N.V.	9,389,458
577,619	Royal Dutch Shell plc Class A	16,763,129
313,657	Royal Dutch Shell plc Class B	9,033,247
96,633	Signify N.V.(1)	2,831,352

		58,591,933

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	New Zealand - 0.0%
55,177	Freightways Ltd.	$272,220
522,838	SKY Network Television Ltd.	302,157

		574,377

	Norway - 1.8%
2,552,432	DNO ASA	3,101,774
608,964	Equinor ASA	11,305,830
54,644	Salmar ASA	2,550,111
952,670	Telenor ASA	17,829,930
114,790	TGS Nopec Geophysical Co. ASA	2,981,246

		37,768,891

	Peru - 0.2%
19,800	Credicorp Ltd.	4,237,992

	Poland - 0.9%
89,684	Grupa Lotos S.A.	2,239,685
433,393	PGE Polska Grupa Energetyczna S.A.*	929,263
222,765	Polski Koncern Naftowy ORLEN S.A.	6,091,084
679,808	Polskie Gornictwo Naftowe i Gazownictwo S.A.	837,535
832,061	Powszechna Kasa Oszczednosci Bank Polski S.A.	8,308,040
72,866	Warsaw Stock Exchange	737,057

		19,142,664

	Portugal - 0.4%
276,935	Altri SGPS S.A.	1,690,450
4,856,684	Banco Comercial Portugues S.A.	1,101,369
328,459	Galp Energia SGPS S.A.	5,253,627
274,006	Navigator Co. S.A.	988,809

		9,034,255

	Russia - 1.5%
336,999	Evraz plc	1,608,144
403,549	Gazprom PJSC ADR	3,235,190
98,972	Globaltrans Investment plc GDR	846,211
92,760	LUKOIL PJSC ADR	8,545,068
156,856	MMC Norilsk Nickel PJSC ADR	4,350,401
208,500	Mobile TeleSystems PJSC ADR	1,866,075
76,287	PhosAgro PJSC GDR	959,691
128,401	Rosneft Oil Co. PJSC GDR	850,271
59,346	Severstal PJSC GDR	810,666
555,644	Surgutneftegas PJSC ADR	3,673,048
59,768	Tatneft PJSC ADR	4,191,107

		30,935,872

	Singapore - 4.3%
31,600	China Yuchai International Ltd.	437,660
84,400	City Developments Ltd.	668,380
3,193,300	ComfortDelGro Corp. Ltd.	5,392,465
1,295,200	DBS Group Holdings Ltd.	24,687,638
1,041,200	Hi-P International Ltd.	1,096,756
1,400,000	IGG, Inc.	914,881
121,600	Jardine Cycle & Carriage Ltd.	2,923,524
711,100	Mapletree Industrial Trust REIT	1,332,009
1,941,900	Oversea-Chinese Banking Corp. Ltd.	15,611,337
6,374,800	Singapore Telecommunications Ltd.	15,427,967
850,500	United Overseas Bank Ltd.	16,744,163
472,900	UOL Group Ltd.	2,707,769
386,400	Yanlord Land Group Ltd.	342,955

		88,287,504

	South Africa - 1.9%
122,663	AECI Ltd.	792,697
113,183	African Rainbow Minerals Ltd.	1,133,947
10,524	Assore Ltd.	176,861
36,268	Astral Foods Ltd.	387,126
465,411	AVI Ltd.	2,667,940
318,237	Barloworld Ltd.	2,534,750

The accompanying notes are an integral part of these financial statements.

42

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	South Africa - 1.9% - (continued)
235,500	Harmony Gold Mining Co., Ltd. ADR*	$819,540
186,995	Hyprop Investments Ltd. REIT	730,135
135,567	Kumba Iron Ore Ltd.	3,303,225
309,534	Momentum Metropolitan Holdings	413,791
1,765,710	Netcare Ltd.	1,999,470
190,390	Reunert Ltd.	900,133
1,074,205	RMB Holdings Ltd.	5,654,780
816,395	Sanlam Ltd.	4,296,557
417,995	Standard Bank Group Ltd.	4,798,685
26,502	Tiger Brands Ltd.	376,323
200,209	Truworths International Ltd.	709,595
903,171	Vodacom Group Ltd.	7,890,393

		39,585,948

	South Korea - 3.3%
54,168	Aekyung Petrochemical Co., Ltd.	353,482
30,450	Asia Paper Manufacturing Co., Ltd.	762,498
80,121	BGF Co., Ltd.	395,453
131,840	BH Co., Ltd.*	2,577,316
81,891	Daeduck Electronics Co.	751,310
33,811	Daelim Industrial Co., Ltd.	2,628,111
110,034	DB HiTek Co., Ltd.	1,605,197
23,015	ENF Technology Co., Ltd.	512,907
9,400	Gravity Co., Ltd. ADR*(2)	313,208
6,878	GS Home Shopping, Inc.	879,266
214,481	Hana Financial Group, Inc.	6,209,770
18,238	Handsome Co., Ltd.	457,051
50,393	Hankook Tire & Technology Co., Ltd.	1,343,734
31,319	Hanyang Eng Co., Ltd.	311,453
27,797	Hyundai Department Store Co., Ltd.	1,764,852
35,233	Hyundai Greenfood Co., Ltd.	339,149
70,754	ICD Co., Ltd.	864,404
30,973	INTOPS Co., Ltd.	365,409
178,540	KB Financial Group, Inc.	6,427,334
31,007	KC Co., Ltd.	371,585
44,474	KC Tech Co., Ltd.	744,712
67,782	Kginicis Co., Ltd.	950,706
90,759	Kia Motors Corp.	3,317,002
26,466	Kolmar Korea Holdings Co., Ltd.	496,918
29,278	Korea Autoglass Corp.	423,203
31,466	Kortek Corp.	334,167
71,834	KT&G Corp.	6,166,345
13,393	Kumho Petrochemical Co., Ltd.	801,895
78,362	LG Corp.	4,671,671
46,070	LOTTE Fine Chemical Co., Ltd.	1,746,797
150,677	Mirae Asset Life Insurance Co., Ltd.	518,361
126,926	Moorim P&P Co., Ltd.	485,410
38,004	Orange Life Insurance Ltd.(1)	913,714
200,682	Power Logics Co., Ltd.*	1,652,077
4,100	PSK Holdings, Inc.	29,123
36,315	Sammok S-Form Co., Ltd.	290,339
24,136	Samwha Capacitor Co., Ltd.	1,022,723
244,969	Seohan Co., Ltd.	267,905
634,176	Seohee Construction Co., Ltd.	620,576
12,783	SFA Engineering Corp.	458,116
13,569	Shindaeyang Paper Co., Ltd.	729,755
145,265	Shinhan Financial Group Co., Ltd.	5,292,742
16,753	SK Hynix, Inc.	1,178,003
24,799	Songwon Industrial Co., Ltd.	328,363
48,632	Soulbrain Co., Ltd.	3,146,270
16,337	Spigen Korea Co., Ltd.	790,934
304	Taekwang Industrial Co., Ltd.	286,637
37,806	TES Co., Ltd.	664,800
93,560	Wonik Holdings Co., Ltd.*	360,247

		67,923,000

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Spain - 2.3%
57,174	Aena SME S.A.(1)	$10,494,975
119,821	Atresmedia Corp. de Medios de Comunicacion S.A.	501,461
665,056	Banco Bilbao Vizcaya Argentaria S.A.	3,502,735
100,643	Bolsas y Mercados Espanoles SHMSF S.A.	2,791,758
305,678	Mediaset Espana Comunicacion S.A.	1,870,400
280,716	Prosegur Cash S.A.(1)	438,946
830,524	Red Electrica Corp. S.A.	16,691,472
543,972	Repsol S.A.	8,964,495
312,774	Zardoya Otis S.A.	2,371,472

		47,627,714

	Sweden - 1.2%
40,186	Bure Equity AB	621,150
131,982	Hexpol AB	1,177,566
203,583	Industrivarden AB Class C	4,410,961
408,634	Sandvik AB	7,219,468
81,327	Swedish Match AB	3,820,608
111,733	Tethys Oil AB	850,932
55,573	Thule Group AB(1)	1,131,685
349,962	Volvo AB Class B	5,244,448

		24,476,818

	Switzerland - 4.5%
320,053	Credit Suisse Group AG*	3,961,572
177,248	Ferrexpo plc	290,446
14,706	Flughafen Zurich AG	2,649,905
289,442	Novartis AG	25,290,052
86,568	Roche Holding AG	26,053,142
37,859	Swisscom AG	19,364,665
422,852	UBS Group AG*	5,004,521
25,682	Zurich Insurance Group AG	10,059,640

		92,673,943

	Taiwan - 3.3%
191,000	Anpec Electronics Corp.	466,142
605,000	Asia Cement Corp.	854,033
416,000	Catcher Technology Co., Ltd.	3,526,062
178,000	Chenbro Micom Co., Ltd.	446,259
281,000	Chia Chang Co., Ltd.	354,588
250,400	China Motor Corp.	340,443
97,000	Cleanaway Co., Ltd.	503,398
253,000	Coretronic Corp.	326,828
1,001,000	FIT Hon Teng Ltd.(1)	406,451
399,000	Formosa Sumco Technology Corp.	1,525,833
479,000	Fusheng Precision Co., Ltd.	2,790,044
1,133,000	Gamania Digital Entertainment Co., Ltd.	2,150,946
349,000	Globalwafers Co., Ltd.	4,164,011
1,626,829	Hannstar Board Corp.	2,383,439
1,832,000	HannStar Display Corp.	389,273
426,000	Holtek Semiconductor, Inc.	928,948
404,940	Innodisk Corp.	1,771,215
399,000	Kinsus Interconnect Technology Corp.	630,284
1,155,000	Lite-On Technology Corp.	1,903,235
58,500	Lumax International Corp. Ltd.	153,858
257,000	Makalot Industrial Co., Ltd.	1,434,803
253,000	Mirle Automation Corp.	322,459
744,050	Mitac Holdings Corp.	653,895
1,218,000	Nichidenbo Corp.	1,933,938
321,000	Polytronics Technology Corp.	721,217
1,098,000	Radiant Opto-Electronics Corp.	4,359,364
362,000	SCI Pharmtech, Inc.	1,324,916
1,063,000	Sigurd Microelectronics Corp.	1,295,599
1,335,000	Sino-American Silicon Products, Inc.	4,013,702
25,600	Sirtec International Co., Ltd.	25,674
155,000	Swancor Holding Co., Ltd.	438,515
591,000	Synnex Technology International Corp.	704,906

The accompanying notes are an integral part of these financial statements.

43

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Taiwan - 3.3% - (continued)
354,000	Taiwan PCB Techvest Co., Ltd.	$424,800
280,000	Taiwan Secom Co., Ltd.	801,170
162,700	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,400,201
764,000	Taiwan Styrene Monomer	541,881
675,000	Teco Electric and Machinery Co., Ltd.	598,526
823,000	Test Research, Inc.	1,377,162
343,000	Thinking Electronic Industrial Co., Ltd.	923,106
778,000	TPK Holding Co., Ltd.*	1,692,652
825,000	Tripod Technology Corp.	3,188,480
49,500	TSC Auto ID Technology Co., Ltd.	404,232
98,000	United Integrated Services Co., Ltd.	509,650
10,288,000	United Microelectronics Corp.	4,737,832
1,143,000	Walton Advanced Engineering, Inc.	346,435
152,000	Yageo Corp.	1,559,731

		68,750,136

	Thailand - 1.6%
1,238,200	Bangkok Bank PCL NVDR	7,133,155
1,953,400	Kasikornbank PCL NVDR	8,988,491
6,354,500	Krung Thai Bank PCL NVDR	3,493,449
1,919,400	LPN Development PCL NVDR	298,746
1,063,800	PTT Exploration & Production PCL NVDR	4,244,028
1,549,900	Siam Commercial Bank PCL NVDR	5,744,407
646,700	Supalai PCL NVDR	347,028
540,700	Thanachart Capital PCL NVDR	949,446
5,656,700	TTW PCL NVDR	2,547,810

		33,746,560

	Turkey - 0.5%
336,191	Aygaz AS	640,490
3,246,069	Dogan Sirketler Grubu Holding AS	981,825
4,983	EGE Endustri VE Ticaret AS	414,945
1,376,071	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	291,012
1,270,975	Enka Insaat ve Sanayi AS	1,282,702
1,098,475	Eregli Demir ve Celik Fabrikalari T.A.S.	1,255,735
499,019	Iskenderun Demir ve Celik AS	529,521
600,733	Tekfen Holding AS	1,778,624
91,308	Tofas Turk Otomobil Fabrikasi AS	357,041
736,891	Trakya Cam Sanayii AS	378,429
1,282,575	Turkcell Iletisim Hizmetleri AS	2,820,138
451,430	Turkiye Halk Bankasi AS*	413,450
64,339	Vestel Beyaz Esya Sanayi ve Ticaret AS	167,840

		11,311,752

	United Kingdom - 11.9%
246,521	Anglo American plc	6,344,734
411,793	Ashmore Group plc	2,483,799
1,143,566	Aviva plc	6,163,873
225,707	Babcock International Group plc	1,621,072
2,920,772	Barclays plc	6,335,364
270,920	Barratt Developments plc	2,215,531
134,982	Bellway plc	5,524,735
249,188	BHP Group plc	5,285,413
141,181	Bovis Homes Group plc	2,139,682
175,208	Britvic plc	2,239,123
868,886	BT Group plc	2,305,899
363,359	Bunzl plc	9,452,690
162,719	Card Factory plc	357,058
87,259	Clinigen Healthcare Ltd.*	939,143
684,618	Countryside Properties plc(1)	3,133,454
411,695	Crest Nicholson Holdings plc	2,074,522
200,436	Forterra plc(1)	694,523
51,424	Galliford Try plc	488,080
83,239	Gamesys Group plc*	870,137
1,206,583	GlaxoSmithKline plc	27,636,706

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	United Kingdom - 11.9% - (continued)
132,955	Gulf Keystone Petroleum Ltd.	$353,717
2,538,807	HSBC Holdings plc	19,171,575
115,910	Hunting plc	592,334
589,727	IMI plc	7,668,904
146,179	Imperial Brands plc	3,206,504
2,520,147	Indivior plc*	1,276,409
4,135,631	ITV plc	7,174,344
2,488,697	Legal & General Group plc	8,507,209
253,643	Micro Focus International plc	3,481,302
711,259	Mondi plc	14,747,174
498,049	Moneysupermarket.com Group plc	2,216,147
73,355	Next plc	6,256,183
32,281	PayPoint plc	382,191
220,197	Persimmon plc	6,494,991
304,484	Petrofac Ltd.	1,519,638
288,231	Pharos Energy plc	218,042
204,277	Polypipe Group plc	1,198,021
334,245	Redrow plc	2,605,715
254,312	Rio Tinto plc	13,239,942
2,632,048	Royal Bank of Scotland Group plc	7,275,608
852,352	Royal Mail plc	2,332,418
530,936	Smiths Group plc	11,098,490
69,627	Spectris plc	2,158,551
974,220	Standard Chartered plc	8,840,004
61,828	Subsea 7 S.A.	580,856
609,743	Tate & Lyle plc	5,318,356
1,840,386	Taylor Wimpey plc	3,947,080
407,099	TI Fluid Systems plc(1)	970,298
101,531	Ultra Electronics Holdings plc	2,564,454
250,369	Victrex plc	7,112,604
394,708	WPP plc	4,925,781

		245,740,380

	United States - 0.1%
393,300	Argonaut Gold, Inc.*	642,013
427,535	Diversified Gas & Oil plc	592,721
1,212,000	Nexteer Automotive Group Ltd.	1,129,607

		2,364,341

	Total Common Stocks (cost $2,002,529,252)	$2,022,562,290

PREFERRED STOCKS - 0.6%
	Brazil - 0.3%
556,600	Banco do Estado do Rio Grande do Sul S.A. Class B, 4.34%	$3,103,248
526,051	Cia de Saneamento do Parana	2,382,019

		5,485,267

	Germany - 0.3%
80,310	Porsche Automobil Holding SE	5,913,274
181,124	Schaeffler AG, 4.39%	1,527,921

		7,441,195

	Total Preferred Stocks (cost $11,533,839)	$12,926,462

RIGHTS - 0.0%
	Italy - 0.0%
799,639	Mediaset S.p.A.*	$—

	Total Rights (cost $—)	$—

	Total Long-Term Investments (cost $2,014,063,091)	$2,035,488,752

The accompanying notes are an integral part of these financial statements.

44

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.5%
	Other Investment Pools & Funds - 1.1%
23,170,748	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.65%(5)	$23,170,748

	Securities Lending Collateral - 0.4%
392,810	Citibank NA DDCA, 1.80%, 11/1/2019(5)	392,810
5,511,198	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(5)	5,511,198
88,409	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(5)	88,409
731,045	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(5)	731,045
1,062,117	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(5)	1,062,117
70,627	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(5)	70,627

		7,856,206

	Total Short-Term Investments (cost $31,026,954)	$31,026,954

Total Investments (cost $2,045,090,045)	99.7%	$2,066,515,706
Other Assets & Liabilities	0.3%	5,895,350

Total Net Assets	100.0%	$2,072,411,056

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $32,790,271, representing 1.6% of net assets.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of this security was $26,787, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Investment valued using significant unobservable inputs.

(5)	Current yield as of period end.

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,200,560	USD	1,699,800	GBP	CBK	12/11/19	$—	$(4,386)
19,280,547	USD	14,936,400	GBP	UBS	12/11/19	—	(94,642)

Total						$—	$(99,028)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

45

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$60,989,261	$—	$60,989,261	$—
Austria	21,658,737	256,505	21,402,232	—
Belgium	22,360,807	—	22,360,807	—
Brazil	9,232,327	9,232,327	—	—
Cambodia	1,726,231	—	1,726,231	—
Canada	70,812,296	70,812,296	—	—
Chile	4,379,119	3,308,390	1,070,729	—
China	110,146,597	6,267,495	103,852,315	26,787
Colombia	3,272,225	3,272,225	—	—
Czech Republic	1,533,385	755,737	777,648	—
Denmark	11,397,908	2,046,025	9,351,883	—
Finland	25,633,116	1,347,778	24,285,338	—
France	144,259,885	6,785,349	137,474,536	—
Georgia	763,349	763,349	—	—
Germany	22,953,329	3,786,724	19,166,605	—
Greece	2,797,759	—	2,797,759	—
Hong Kong	78,158,396	—	78,158,396	—
India	11,623,187	11,623,187	—	—
Indonesia	9,672,266	—	9,672,266	—
Ireland	6,947,343	4,429,598	2,517,745	—
Israel	23,599,176	14,834,958	8,764,218	—
Italy	26,834,140	1,893,901	24,940,239	—
Japan	423,945,909	290,623	423,655,286	—
Luxembourg	7,985,977	6,678,691	1,307,286	—
Malaysia	22,282,556	3,299,215	18,983,341	—
Mexico	13,731,175	13,731,175	—	—
Monaco	1,091,754	1,091,754	—	—
Netherlands	58,591,933	—	58,591,933	—
New Zealand	574,377	—	574,377	—
Norway	37,768,891	—	37,768,891	—
Peru	4,237,992	4,237,992	—	—
Poland	19,142,664	—	19,142,664	—
Portugal	9,034,255	—	9,034,255	—
Russia	30,935,872	12,698,464	18,237,408	—
Singapore	88,287,504	437,660	87,849,844	—
South Africa	39,585,948	6,888,223	32,697,725	—
South Korea	67,923,000	599,845	67,323,155	—
Spain	47,627,714	—	47,627,714	—
Sweden	24,476,818	—	24,476,818	—
Switzerland	92,673,943	—	92,673,943	—
Taiwan	68,750,136	9,201,371	59,548,765	—
Thailand	33,746,560	2,547,810	31,198,750	—
Turkey	11,311,752	1,282,702	10,029,050	—
United Kingdom	245,740,380	6,908,340	238,832,040	—
United States	2,364,341	642,013	1,722,328	—
Preferred Stocks	12,926,462	5,485,267	7,441,195	—
Rights	—	—	—	—
Short-Term Investments	31,026,954	31,026,954	—	—

Total	$2,066,515,706	$248,463,943	$1,818,024,976	$26,787

Liabilities
Foreign Currency Contracts(2)	$(99,028)	$—	$(99,028)	$—

Total	$(99,028)	$—	$(99,028)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

46

Hartford Schroders International Stock Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3%
	Austria - 1.5%
187,950	Erste Group Bank AG*	$6,647,387

	Brazil - 3.6%
570,899	B3 S.A. - Brasil Bolsa Balcao	6,886,945
325,486	Raia Drogasil S.A.	8,927,431

		15,814,376

	China - 6.2%
71,569	Alibaba Group Holding Ltd. ADR*	12,644,095
1,363,200	China Pacific Insurance Group Co., Ltd. Class H	4,946,083
239,600	Tencent Holdings Ltd.	9,718,874

		27,309,052

	Denmark - 1.5%
81,927	Vestas Wind Systems A/S(1)	6,674,412

	France - 7.5%
52,694	EssilorLuxottica S.A.	8,046,073
118,923	Schneider Electric SE	11,052,746
261,125	Total S.A.	13,805,207

		32,904,026

	Germany - 14.3%
23,321	adidas AG	7,200,842
100,606	Bayerische Motoren Werke AG	7,703,873
41,101	Continental AG	5,505,100
154,153	Deutsche Wohnen SE	5,811,940
282,594	GEA Group AG	8,639,002
403,329	Infineon Technologies AG	7,811,986
82,713	Knorr-Bremse AG	8,347,683
90,814	SAP SE	12,032,986

		63,053,412

	Hong Kong - 4.2%
1,294,400	AIA Group Ltd.	12,889,917
179,800	Hong Kong Exchanges & Clearing Ltd.	5,601,495

		18,491,412

	India - 2.2%
407,927	HDFC Bank Ltd.	7,067,858
689,695	Zee Entertainment Enterprises Ltd.	2,534,015

		9,601,873

	Japan - 13.2%
209,600	Bridgestone Corp.	8,708,860
23,100	Nintendo Co., Ltd.	8,472,788
259,100	Recruit Holdings Co., Ltd.	8,610,940
427,200	Sekisui Chemical Co., Ltd.	7,448,547
18,500	SMC Corp.	7,992,756
129,300	Sony Corp.	7,870,380
253,900	Takeda Pharmaceutical Co., Ltd.	9,174,182

		58,278,453

	Netherlands - 3.7%
35,125	ASML Holding N.V.	9,206,764
163,959	Koninklijke Philips N.V.	7,193,549

		16,400,313

	New Zealand - 1.8%
166,029	Xero Ltd.*	7,875,448

	Norway - 3.3%
461,758	DNB ASA	8,407,357
1,738,044	Norsk Hydro ASA	6,141,481

		14,548,838

	Singapore - 1.8%
1,009,500	Oversea-Chinese Banking Corp. Ltd.	8,115,580

	South Korea - 3.1%
315,903	Samsung Electronics Co., Ltd.	13,653,279

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Spain - 1.6%
1,328,658	Banco Bilbao Vizcaya Argentaria S.A.	$6,997,813

	Switzerland - 12.1%
111,923	Cie Financiere Richemont S.A.	8,795,038
21,184	Lonza Group AG*(1)	7,635,400
120,430	Nestle S.A.	12,883,759
53,961	Roche Holding AG	16,239,876
31,403	Schindler Holding AG	7,693,621

		53,247,694

	Taiwan - 2.5%
1,144,000	Taiwan Semiconductor Manufacturing Co., Ltd.	11,210,969

	United Kingdom - 13.6%
343,077	BHP Group plc	7,276,849
228,493	Bunzl plc	5,944,186
239,493	Burberry Group plc	6,350,627
211,625	Diageo plc	8,662,018
539,798	GlaxoSmithKline plc	12,364,038
8,678,051	Lloyds Banking Group plc	6,383,627
317,867	Ocado Group plc*	5,478,843
144,828	Whitbread plc	7,623,258

		60,083,446

	United States - 1.6%
3,487	Booking Holdings, Inc.*(1)	7,144,061

	Total Common Stocks (cost $391,061,924)	$438,051,844

SHORT-TERM INVESTMENTS - 2.4%
	Other Investment Pools & Funds - 1.7%
7,758,228	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.65%(2)	$7,758,228

	Securities Lending Collateral - 0.7%
150,233	Citibank NA DDCA, 1.80%, 11/1/2019(2)	150,233
2,107,799	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	2,107,799
33,813	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	33,813
279,593	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	279,593
406,215	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	406,215
27,012	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	27,012

		3,004,665

	Total Short-Term Investments (cost $10,762,893)	$10,762,893

Total Investments (cost $401,824,817)	101.7%	$448,814,737
Other Assets and Liabilities	(1.7)%	(7,459,190)

Total Net Assets	100.0%	$441,355,547

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The accompanying notes are an integral part of these financial statements.

47

Hartford Schroders International Stock Fund

Schedule of Investments – (continued)

October 31, 2019

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Austria	$6,647,387	$—	$6,647,387	$—
Brazil	15,814,376	15,814,376	—	—
China	27,309,052	12,644,095	14,664,957	—
Denmark	6,674,412	—	6,674,412	—
France	32,904,026	—	32,904,026	—
Germany	63,053,412	24,187,527	38,865,885	—
Hong Kong	18,491,412	—	18,491,412	—
India	9,601,873	2,534,015	7,067,858	—
Japan	58,278,453	—	58,278,453	—
Netherlands	16,400,313	—	16,400,313	—
New Zealand	7,875,448	—	7,875,448	—
Norway	14,548,838	—	14,548,838	—
Singapore	8,115,580	—	8,115,580	—
South Korea	13,653,279	—	13,653,279	—
Spain	6,997,813	—	6,997,813	—
Switzerland	53,247,694	—	53,247,694	—
Taiwan	11,210,969	—	11,210,969	—
United Kingdom	60,083,446	—	60,083,446	—
United States	7,144,061	7,144,061	—	—
Short-Term Investments	10,762,893	10,762,893	—	—

Total	$448,814,737	$73,086,967	$375,727,770	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

48

Hartford Schroders Securitized Income Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & MORTGAGE BACKED SECURITIES - 81.3%
	Asset-Backed - Automobile - 3.5%
	AmeriCredit Automobile Receivables Trust
$210,137	1.98%, 12/20/2021	$210,032
587,520	2.04%, 07/18/2022	587,585
1,019,442	3.11%, 01/18/2022	1,022,758
521,626	Hyundai Auto Receivables Trust 3.04%, 06/15/2021	523,348
	Santander Drive Auto Receivables Trust
458,989	2.58%, 05/16/2022	459,501
540,762	2.79%, 08/15/2022	541,975

		3,345,199

	Asset-Backed - Credit Card - 4.5%
3,000,000	BA Credit Card Trust 1.84%, 01/17/2023	2,999,712
766,000	Capital One Multi-Asset Execution Trust 2.05%, 08/15/2023	767,455
500,000	Chase Issuance Trust 2.77%, 03/15/2023	506,500

		4,273,667

	Asset-Backed - Finance & Insurance - 11.2%
1,000,000	BlueMountain CLO Ltd. 3.13%, 10/22/2030, 3 mo. USD LIBOR + 1.180%(1)(2)	999,615
1,500,000	Carlyle Global Market Strategies CLO Ltd. 2.89%, 01/18/2029, 3 mo. USD LIBOR + 0.890%(1)(2)	1,491,007
672,568	Countrywide Asset-Backed Certificates 5.71%, 05/25/2036(3)	685,381
1,000,000	Madison Park Funding Ltd. 2.75%, 04/15/2029, 3 mo. USD LIBOR + 0.750%(1)(2)	991,553
723,875	Preston Ridge Partners Mortgage Trust LLC 3.35%, 07/25/2024(1)(4)	725,129
	Towd Point Mortgage Trust
1,400,000	4.25%, 10/25/2058(1)(3)	1,441,257
919,000	4.40%, 11/25/2058(1)(3)	952,448
1,053,000	4.50%, 11/25/2058(1)(3)	1,099,220
1,000,000	5.00%, 11/25/2058(1)(3)	1,046,484
725,000	Treman Park CLO Ltd. 3.04%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(1)(2)	723,411
461,574	Triton Container Finance VI LLC 3.52%, 06/20/2042(1)	466,880

		10,622,385

	Asset-Backed - Home Equity - 7.0%
	CWHEQ Revolving Home Equity Loan Resuritization Trust
948,873	2.06%, 07/15/2036, 1 mo. USD LIBOR + 0.140%(2)	920,543
718,797	2.10%, 11/15/2035, 1 mo. USD LIBOR + 0.190%(1)(2)	655,767
324,180	Home Equity Loan Trust 1.95%, 05/25/2036, 1 mo. USD LIBOR + 0.130%(2)(5)	316,568
1,239,904	Master Asset Backed Securities Trust 2.32%, 11/25/2035, 1 mo. USD LIBOR + 0.500%(2)	888,069
893,490	Morgan Stanley Home Equity Loan Trust 2.10%, 02/25/2036, 1 mo. USD LIBOR + 0.280%(2)	888,697
800,221	Nationstar Home Equity Loan Trust 2.07%, 04/25/2037, 1 mo. USD LIBOR + 0.250%(2)	799,755
1,180,849	NovaStar Mortgage Funding Trust 2.14%, 05/25/2036, 1 mo. USD LIBOR + 0.320%(2)	1,166,575
598,569	Option One Mortgage Loan Trust 5.86%, 01/25/2037(4)	601,054

Shares or Principal Amount			Market Value†
ASSET & MORTGAGE BACKED SECURITIES - 81.3% - (continued)
		Asset-Backed - Home Equity - 7.0% - (continued)
	$440,904	RASC Trust 2.07%, 08/25/2036, 1 mo. USD LIBOR + 0.250%(2)	$438,378

			6,675,406

		Asset-Backed - Student Loan - 1.1%
GBP	763,490	Income Contingent Student Loan 1.86%, 07/24/2058(5)(6)	983,351

		Commercial Mortgage - Backed Securities - 20.9%
	$698,986	Bayview Commercial Asset Trust 4.32%, 04/25/2038(1)	726,660
	990,000	Benchmark Mortgage Trust 4.23%, 01/15/2052	1,129,383
	1,000,000	BF NYT Mortgage Trust 3.11%, 11/15/2035, 1 mo. USD LIBOR +1.200%(1)(2)	1,003,758
		BX Commercial Mortgage Trust
	678,000	3.45%, 10/15/2036, 1 mo. USD LIBOR + 1.450%(1)(2)	678,637
	785,279	3.61%, 11/15/2035, 1 mo. USD LIBOR + 1.170%(1)(2)	787,741
	648,000	3.87%, 03/15/2037, 1 mo. USD LIBOR + 1.951%(1)(2)	649,619
	1,015,000	BX Trust 3.68%, 05/15/2030, 1 mo. USD LIBOR + 1.770%(1)(2)	1,015,001
	1,000,000	CAMB Commercial Mortgage Trust 4.47%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(2)	1,010,000
		Citigroup Commercial Mortgage Trust
	500,000	3.06%, 12/15/2036, 1 mo. USD LIBOR + 1.150%(1)(2)	499,531
	1,000,000	3.52%, 05/10/2035(1)(3)	1,017,147
	500,000	4.71%, 12/15/2036, 1 mo. USD LIBOR + 2.800%(1)(2)	499,999
		COMM Mortgage Trust
	280,000	3.92%, 06/15/2034, 1 mo. USD LIBOR + 2.000%(1)(2)	279,520
	536,000	4.20%, 10/15/2036, 1 mo. USD LIBOR + 2.200%(1)(2)	536,014
	252,000	4.32%, 06/15/2034, 1 mo. USD LIBOR + 2.394%(1)(2)	251,077
		Core Trust
	1,000,000	2.79%, 12/15/2031, 1 mo. USD LIBOR + 0.880%(1)(2)	999,998
	835,000	3.81%, 12/15/2031, 1 mo. USD LIBOR + 1.900%(1)(2)	836,572
	897,000	Credit Suisse Mortgage Capital Certificates 4.06%, 05/15/2036, 1 mo. USD LIBOR + 2.150%(1)(2)	900,374
	1,000,000	GS Mortgage Securities Corp. Trust 2.86%, 07/15/2035, 1 mo. USD LIBOR + 0.950%(1)(2)	1,000,830
	983,768	HPLY Trust 4.26%, 11/15/2036, 1 mo. USD LIBOR + 2.350%(1)(2)	988,703
	1,026,431	Merrill Lynch Mortgage Investors Trust 2.09%, 08/25/2036	1,032,221
		Morgan Stanley Capital Trust
	1,000,000	2.81%, 07/15/2035, 1 mo. USD LIBOR + 0.900%(1)(2)	998,121
	782,000	2.91%, 05/15/2036, 1 mo. USD LIBOR + 1.000%(1)(2)	781,511
	528,000	3.56%, 08/15/2033, 1 mo. USD LIBOR + 1.650%(1)(2)	528,662
	250,000	4.46%, 07/15/2035, 1 mo. USD LIBOR + 2.550%(1)(2)	251,095

The accompanying notes are an integral part of these financial statements.

49

Hartford Schroders Securitized Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
ASSET & MORTGAGE BACKED SECURITIES - 81.3% - (continued)
		Commercial Mortgage - Backed Securities - 20.9% - (continued)
	$1,413,000	MSSG Trust 3.87%, 09/13/2039(1)	$1,469,531

			19,871,705

		Other ABS - 19.9%
	1,110,927	American Home Mortgage Investment Trust 2.30%, 02/25/2032, 1 mo. USD LIBOR + 0.480%(1)(2)	1,072,459
	1,000,000	BlueMountain CLO Ltd. 3.20%, 01/20/2029, 3 mo. USD LIBOR + 1.230%(1)(2)	999,507
	2,000,000	Capital One Multi-Asset Execution Trust 2.43%, 01/15/2025	2,029,217
	1,750,000	CBAM Ltd. 2.94%, 07/15/2031, 3 mo. USD LIBOR + 0.940%(1)(2)	1,746,533
	1,500,000	CIFC Funding Ltd. 2.77%, 01/20/2028, 3 mo. USD LIBOR + 0.800%(1)(2)	1,495,414
		CWABS Revolving Home Equity Loan Trust
	961,720	2.20%, 02/15/2034, 1 mo. USD LIBOR + 0.290%(2)	958,157
	793,428	2.21%, 02/15/2034, 1 mo. USD LIBOR + 0.300%(2)	788,459
	939,311	CWHEQ Revolving Home Equity Loan Trust 2.05%, 01/15/2037, 1 mo. USD LIBOR + 0.140%(2)	900,733
	323,369	HSI Asset Securitization Corp. Trust 2.01%, 02/25/2036, 1 mo. USD LIBOR + 0.190%(2)	323,382
	750,000	JP Morgan Mortgage Acquisition Trust 4.89%, 11/25/2036(4)	804,336
	3,000,000	LCM XIII L.P. 3.11%, 07/19/2027, 3 mo. USD LIBOR + 1.140%(1)(2)(5)	2,997,282
	1,000,000	LCM XXIII Ltd. 3.37%, 10/20/2029, 3 mo. USD LIBOR + 1.400%(1)(2)(5)	1,000,060
	1,605,000	MP CLO VIII Ltd. 2.85%, 10/28/2027, 3 mo. USD LIBOR + 0.910%(1)(2)	1,603,055
	460,722	Preston Ridge Partners Mortgage Trust LLC 3.97%, 04/25/2024(1)(4)	462,533
	1,368,326	VOLT LXII LLC 3.13%, 09/25/2047(1)(4)	1,369,674
	351,634	Zais CLO Ltd. 3.14%, 07/25/2026, 3 mo. USD LIBOR + 1.200%(1)(2)	351,837

			18,902,638

		Whole Loan Collateral CMO - 13.2%
		Alba plc
GBP	191,320	0.95%, 12/15/2038, 3 mo. GBP LIBOR + 0.170%(2)(6)	233,743
	347,215	0.95%, 03/17/2039, 3 mo. GBP LIBOR + 0.170%(2)(6)	422,891
	$309,570	Banc of America Funding Trust 2.45%, 12/20/2034, 1 mo. USD LIBOR + 0.600%(2)	309,437
GBP	1,400,000	Dukinfield II plc 4.53%, 12/20/2052, 3 mo. GBP LIBOR + 3.750%(2)(6)	1,800,395
		Fannie Mae Connecticut Avenue Securities
	$1,705,589	4.42%, 05/25/2024, 1 mo. USD LIBOR + 2.600%(2)	1,773,192
	838,520	4.82%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(2)	880,492
	1,655,196	6.72%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	1,802,957
	414,736	IndyMac INDX Mortgage Loan Trust 2.38%, 03/25/2035, 1 mo. USD LIBOR + 0.560%(2)	409,085
GBP	530,000	Landmark Mortgage Securities No. 2 plc 0.98%, 06/17/2039, 3 mo. GBP LIBOR + 0.200%(2)(6)	641,905

Shares or Principal Amount			Market Value†
ASSET & MORTGAGE BACKED SECURITIES - 81.3% - (continued)
		Whole Loan Collateral CMO - 13.2% - (continued)
GBP	955,486	Newgate Funding plc 1.78%, 12/15/2050, 3 mo. GBP LIBOR + 1.000%(2)(6)	$1,182,550
	$683,000	Oaktown Re III Ltd. 3.22%, 07/25/2029, 1 mo. USD LIBOR + 1.400%(1)(2)	684,017
GBP	585,401	Paragon Mortgages No. 10 plc 1.10%, 06/15/2041, 3 mo. GBP LIBOR + 0.320%(2)(6)	729,001
	$510,000	Park Place Securities, Inc. Asset-Backed Pass-Through 2.95%, 03/25/2035, 1 mo. USD LIBOR + 1.125%(2)	511,276
	153,759	Structured Asset Investment Loan Trust 2.56%, 03/25/2035, 1 mo. USD LIBOR + 0.735%(2)	154,021
	973,735	Structured Asset Securities Corp. Mortgage Loan Trust 2.03%, 11/25/2035, 1 mo. USD LIBOR + 0.210%(2)	969,919

			12,504,881

		Total Asset & Mortgage Backed Securities (cost $77,122,568)	$77,179,232

CORPORATE BONDS - 2.3%
		Insurance - 2.3%
	2,112,663	Ambac LSNI LLC 7.10%, 02/12/2023, 3 mo. USD LIBOR + 5.000%(1)(2)	$2,128,509

		Total Corporate Bonds (cost $2,112,664)	$2,128,509

U.S. GOVERNMENT AGENCIES - 12.0%
		Mortgage-Backed Agencies - 12.0%
		FHLMC - 12.0%
	$1,375,000	3.19%, 09/25/2027(3)	$1,476,486
	1,500,000	3.41%, 12/25/2026	1,632,830
	1,633,000	3.43%, 01/25/2027(3)	1,773,547
	1,500,000	3.93%, 07/25/2028(3)	1,696,015
	1,000,000	4.32%, 03/25/2030, 1 mo. USD LIBOR + 2.500%(2)	1,020,019
	500,000	5.42%, 04/25/2024, 1 mo. USD LIBOR + 3.600%(2)	527,829
	477,037	5.82%, 08/25/2024, 1 mo. USD LIBOR + 4.000%(2)	503,121
	597,993	5.97%, 01/25/2025, 1 mo. USD LIBOR + 4.150%(2)	618,839
	1,003,470	6.07%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(2)	1,082,340
	340,000	6.32%, 02/25/2024, 1 mo. USD LIBOR + 4.500%(2)	369,139
	638,000	6.52%, 04/25/2028, 1 mo. USD LIBOR + 4.700%(2)	703,356

			11,403,521

		Total U.S. Government Agencies (cost $11,446,281)	$11,403,521

		Total Long-Term Investments (cost $90,681,513)	$90,711,262

The accompanying notes are an integral part of these financial statements.

50

Hartford Schroders Securitized Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 10.8%
	Other Investment Pools & Funds - 10.8%
10,277,878	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.65%(7)	$10,277,878

	Total Short-Term Investments (cost $10,277,878)	$10,277,878

Total Investments (cost $100,959,391)	106.4%	$100,989,140
Other Assets and Liabilities	(6.4)%	(6,042,415)

Total Net Assets	100.0%	$94,946,725

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.
(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $44,213,752, representing 46.6% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	All of the security, was pledged as collateral in connection with reverse repurchase agreements. As of October 31, 2019, the market value of securities pledged was $5,297,261.

(6)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $5,993,836, representing 6.3% of net assets.

(7)	Current yield as of period end.

Reverse Repurchase Agreements Outstanding at October 31, 2019
Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Value	Value Including Accrued Interest
JP Morgan Chase Bank	2.414%	10/11/19	11/08/19	USD	(3,603,000)	$(3,603,000)	$(3,608,072)
JP Morgan Chase Bank	2.473%	10/25/19	11/22/19	USD	(293,000)	(293,000)	(293,141)
JP Morgan Chase Bank	1.354%	10/30/19	01/30/20	GBP	(655,074)	(848,550)	(848,614)

Total						$(4,744,550)	$(4,749,827)

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
British Pound Future	66	12/16/2019	$5,344,763	$(234,239)

Total futures contracts				$(234,239)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

51

Hartford Schroders Securitized Income Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Mortgage Backed Securities	$77,179,232	$—	$77,179,232	$—
Corporate Bonds	2,128,509	—	2,128,509	—
U.S. Government Agencies	11,403,521	—	11,403,521	—
Short-Term Investments	10,277,878	10,277,878	—	—

Total	$100,989,140	$10,277,878	$90,711,262	$—

Liabilities
Futures Contracts(2)	$(234,239)	$(234,239)	$—	$—
Reverse Repurchase Agreements	(4,744,550)	—	(4,744,550)	—

Total	$(4,978,789)	$(234,239)	$(4,744,550)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

52

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 16.9%
	Agriculture - 0.3%
$941,000	Altria Group, Inc. 3.80%, 02/14/2024	$987,243

	Commercial Banks - 10.9%
1,656,000	Bank of New York Mellon Corp. 1.95%, 08/23/2022	1,659,797
2,430,000	Bank of Nova Scotia 2.38%, 01/18/2023	2,453,000
4,485,000	BB&T Corp. 2.20%, 03/16/2023	4,505,810
4,184,000	Canadian Imperial Bank of Commerce 2.61%, 07/22/2023, (2.61% fixed rate until 07/22/2022; 3 mo. USD LIBOR + 0.785% thereafter)(1)	4,220,660
1,227,000	Capital One NA 2.15%, 09/06/2022	1,226,572
8,000	Citigroup, Inc. 6.88%, 06/01/2025	9,678
1,159,000	Fifth Third Bancorp 3.65%, 01/25/2024	1,222,545
2,100,000	HSBC Holdings plc 3.97%, 05/22/2030, (3.97% fixed rate until 05/22/2029; 3 mo. USD LIBOR + 1.610% thereafter)(1)	2,267,557
2,655,000	PNC Financial Services Group, Inc. 3.50%, 01/23/2024	2,808,483
1,265,000	Regions Financial Corp. 3.80%, 08/14/2023	1,338,669
4,570,000	Royal Bank of Canada 2.80%, 04/29/2022	4,664,051
2,755,000	SunTrust Bank 2.80%, 05/17/2022	2,807,402
5,162,000	Toronto-Dominion Bank 2.65%, 06/12/2024	5,283,016
1,934,000	Wells Fargo & Co. 3.75%, 01/24/2024	2,046,498

		36,513,738

	Diversified Financial Services - 0.3%
973,000	Air Lease Corp. 2.25%, 01/15/2023	968,596

	Healthcare-Services - 0.9%
820,000	CommonSpirit Health 2.76%, 10/01/2024	832,348
2,320,000	UnitedHealth Group, Inc. 2.38%, 08/15/2024	2,351,443

		3,183,791

	Pharmaceuticals - 1.1%
3,550,000	Bristol-Myers Squibb Co. 2.90%, 07/26/2024(2)	3,678,911

	Real Estate Investment Trusts - 1.8%
2,644,000	Boston Properties L.P. 3.40%, 06/21/2029	2,787,857
1,415,000	ERP Operating L.P. 3.00%, 07/01/2029	1,466,320
1,740,000	Ventas Realty L.P. 2.65%, 01/15/2025	1,762,583

		6,016,760

	Retail - 1.2%
1,540,000	Home Depot, Inc. 2.95%, 06/15/2029	1,624,559
2,136,000	Walmart, Inc. 2.85%, 07/08/2024	2,230,727

		3,855,286

	Transportation - 0.4%
1,256,000	United Parcel Service, Inc. 2.20%, 09/01/2024	1,267,275

	Total Corporate Bonds (cost $54,881,049)	$56,471,600

MUNICIPAL BONDS - 64.9%
	Arizona - 0.4%
	City of Phoenix, AZ, Civic Improvement Corp.
$350,000	5.00%, 07/01/2026	$431,526
350,000	5.00%, 07/01/2027	441,066
460,000	5.00%, 07/01/2028	575,409

		1,448,001

	California - 1.6%
20,000	East Side, CA, Union High School Dist, GO 5.25%, 02/01/2024	23,434
1,000,000	Merced, CA, Union High School Dist, GO 0.00%, 08/01/2034(3)	700,540
4,675,000	Moreno Valley, CA, Unified School Dist, GO 0.00%, 08/01/2025(3)	4,230,501

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 64.9% - (continued)
	California - 1.6% - (continued)
$200,000	North Orange County, CA, Community College Dist, GO 0.00%, 08/01/2028(3)	$170,684
300,000	Rialto, CA, Unified School Dist, GO 0.00%, 08/01/2029(3)	245,505
55,000	Southern California Metropolitan Water Dist 5.75%, 07/01/2021	57,168

		5,427,832

	Connecticut - 1.0%
2,915,000	Connecticut Housing Finance Auth 4.25%, 05/15/2042	3,200,699

	District of Columbia - 0.9%
1,910,000	Dist of Columbia Housing Finance Agency 2.00%, 09/01/2021(4)	1,919,073
230,000	Dist of Columbia Water & Sewer Auth 5.00%, 10/01/2044	263,460
600,000	Dist of Columbia, GO 5.00%, 06/01/2032	732,540

		2,915,073

	Florida - 4.5%
1,025,000	Florida Housing Finance Corp. 4.00%, 07/01/2049	1,111,285
3,485,000	JEA Water & Sewer System Rev 1.08%, 10/01/2038(4)	3,485,000
1,930,000	JEA, FL, Electric System Rev 1.13%, 10/01/2036(4)	1,930,000
1,840,000	Miami-Dade County, FL, Transit System 5.00%, 07/01/2042	1,994,578
6,630,000	Orlando, FL, Utilities Commission 1.14%, 10/01/2033(4)	6,630,000

		15,150,863

	Georgia - 1.4%
	Georgia Municipal Association, Inc.
50,000	5.00%, 12/01/2026	61,777
35,000	5.00%, 12/01/2027	44,017
25,000	5.00%, 12/01/2028	31,328
80,000	5.00%, 12/01/2029	99,753
55,000	5.00%, 12/01/2030	68,247
55,000	5.00%, 12/01/2032	67,860
35,000	5.00%, 12/01/2033	43,097
55,000	5.00%, 12/01/2034	67,566
3,945,000	Main Street, GA, Natural Gas, Inc. 4.00%, 08/01/2048(4)	4,280,364

		4,764,009

	Illinois - 5.4%
	Champaign County, IL, Community Unit School Dist No. 4
235,000	5.00%, 01/01/2027	279,164
475,000	5.00%, 01/01/2029	561,512
695,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.25%, 12/01/2032	917,344
1,145,000	Chicago, IL, Transit Auth 5.00%, 06/01/2025	1,336,982
1,695,000	Illinois Housing Dev Auth 4.50%, 10/01/2048	1,880,196
8,565,000	Illinois State Toll Highway Auth 1.13%, 01/01/2031(4)	8,565,000
	Metropolitan Pier & Exposition Auth, IL
80,000	0.00%, 06/15/2020(3)	79,125
90,000	0.00%, 06/15/2028(3)	71,708
330,000	5.00%, 06/15/2050	336,927
1,350,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2022	1,470,271
2,110,000	State of Illinois, GO 5.00%, 11/01/2028	2,413,671

		17,911,900

	Indiana - 0.3%
1,070,000	Indiana Housing & Community Dev Auth 4.00%, 07/01/2048	1,160,886

The accompanying notes are an integral part of these financial statements.

53

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 64.9% - (continued)
	Iowa - 0.3%
$855,000	Iowa Finance Auth 4.00%, 07/01/2048	$929,300

	Kentucky - 2.8%
6,080,000	Kentucky Public Energy Auth 4.00%, 12/01/2049(4)	6,745,699
	Kentucky State Property & Building Commission
660,000	5.00%, 05/01/2024	759,277
1,175,000	5.00%, 08/01/2024	1,360,215
445,000	5.00%, 05/01/2025	523,454

		9,388,645

	Louisiana - 0.4%
410,000	Louisiana Housing Corp. 4.50%, 12/01/2047	453,427
905,000	Parish of State John the Baptist, LA 2.10%, 06/01/2037(4)	907,236

		1,360,663

	Maine - 0.7%
2,135,000	Maine State Housing Auth 4.00%, 11/15/2048	2,313,977

	Maryland - 3.4%
2,150,000	Maryland Community Dev Administration 4.50%, 09/01/2048	2,383,210
8,850,000	Maryland Health & Higher Educational Facs Auth 1.05%, 07/01/2034(4)	8,850,000

		11,233,210

	Massachusetts - 7.9%
	Commonwealth of Massachusetts, GO
2,075,000	1.08%, 01/01/2021(4)	2,075,000
1,685,000	5.00%, 01/01/2035	2,081,750
250,000	5.25%, 09/01/2024	297,170
	Massachusetts Educational Financing Auth
665,000	3.17%, 07/01/2025	700,518
510,000	3.27%, 07/01/2026	543,640
560,000	3.38%, 07/01/2027	602,330
615,000	3.46%, 07/01/2028	666,260
490,000	3.51%, 07/01/2029	532,517
8,875,000	Massachusetts Health & Educational Facs Auth 1.13%, 07/01/2027(4)	8,875,000
1,705,000	Massachusetts Water Resource Auth 1.09%, 08/01/2037(4)	1,705,000
8,330,000	University of Massachusetts Building Auth 1.08%, 05/01/2038(4)	8,330,000

		26,409,185

	Michigan - 0.3%
	Southgate, MI, Community School Dist, GO
255,000	5.00%, 05/01/2024	295,040
350,000	5.00%, 05/01/2025	414,127
320,000	State of Michigan Rev 5.00%, 03/15/2027	397,613

		1,106,780

	Missouri - 1.3%
	Missouri Housing Dev Commission
2,135,000	4.25%, 05/01/2049	2,349,909
1,850,000	4.75%, 05/01/2049	2,075,460

		4,425,369

	Nebraska - 0.5%
1,390,000	Nebraska Investment Finance Auth Rev 4.00%, 09/01/2048	1,506,440

	Nevada - 0.8%
975,000	Clark County, NV, Airport Rev 1.16%, 07/01/2040(4)	975,000
1,525,000	Nevada Housing Division 4.00%, 10/01/2049	1,676,310

		2,651,310

	New Jersey - 2.2%
1,430,000	Garden State, NJ, Preservation Trust 5.75%, 11/01/2028	1,796,137

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 64.9% - (continued)
	New Jersey - 2.2% - (continued)
	New Jersey Economic Dev Auth
$70,000	5.00%, 03/01/2026	$76,582
285,000	5.00%, 06/15/2027	338,195
565,000	5.00%, 06/15/2028	668,158
	New Jersey Transportation Trust Fund Auth
405,000	5.00%, 06/15/2024	464,717
1,330,000	5.00%, 12/15/2028	1,599,086
685,000	5.50%, 12/15/2022	769,728
	New Jersey Turnpike Auth
110,000	5.00%, 01/01/2023	122,860
605,000	5.00%, 01/01/2029	760,872
740,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	908,565

		7,504,900

	New Mexico - 0.4%
1,130,000	New Mexico Mortgage Finance Auth 4.00%, 01/01/2049	1,230,197

	New York - 3.6%
8,135,000	City of New York, NY, GO 1.10%, 04/01/2042(4)	8,135,000
3,750,000	New York City, NY, Water & Sewer System 1.11%, 06/15/2041(4)	3,750,000

		11,885,000

	North Carolina - 2.6%
8,860,000	Charlotte, NC, Water & Sewer System Rev 1.16%, 07/01/2036(4)	8,860,000

	North Dakota - 1.1%
3,270,000	North Dakota Housing Finance Agency 4.00%, 01/01/2050	3,644,023

	Ohio - 3.4%
1,825,000	Ohio Housing Finance Agency 4.50%, 09/01/2048	2,019,892
	Ohio State University
5,000	5.00%, 12/01/2021	5,391
5,000	5.00%, 12/01/2030	6,713
5,000	5.00%, 12/01/2031	6,794
	Ohio Turnpike & Infrastructure Commission
1,680,000	0.00%, 02/15/2038(3)	1,025,993
1,395,000	0.00%, 02/15/2041(3)	753,956
6,300,000	Ohio Water Dev Auth Water Pollution Control Loan Fund 1.09%, 12/01/2036(4)	6,300,000
965,000	State of Ohio, GO 5.00%, 08/01/2027	1,217,473

		11,336,212

	Pennsylvania - 1.3%
635,000	Commonwealth Finance Auth, PA 5.00%, 06/01/2032	777,932
1,295,000	Geisinger, PA, Health System Auth 5.00%, 02/15/2032	1,562,560
	Pennsylvania Turnpike Commission Rev
240,000	5.00%, 12/01/2026	293,105
705,000	5.00%, 12/01/2027	875,173
445,000	5.00%, 12/01/2028	551,186
	Reading, PA, School Dist, GO
70,000	5.00%, 03/01/2025	82,272
55,000	5.00%, 03/01/2026	65,881
50,000	5.00%, 03/01/2027	61,105

		4,269,214

	Rhode Island - 0.7%
2,195,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2048	2,384,999

	South Carolina - 3.0%
6,375,000	Patriots Energy Group Financing Agency, SC 4.00%, 10/01/2048(4)	6,939,187
2,505,000	South Carolina Jobs-Economic Dev Auth 3.75%, 01/01/2050	2,756,502

The accompanying notes are an integral part of these financial statements.

54

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 64.9% - (continued)
	South Carolina - 3.0% - (continued)
$250,000	Tobacco Settlement Revenue Mgmt Auth, SC 6.38%, 05/15/2030	$350,770

		10,046,459

	Tennessee - 0.5%
1,505,000	Tennessee Housing Dev Agency 4.50%, 07/01/2049	1,665,418

	Texas - 6.7%
2,375,000	Arlington, TX, Higher Education Finance Corp. 5.00%, 12/01/2047	2,801,550
705,000	Bexar County, TX, Hospital Dist, GO 5.00%, 02/15/2030	879,755
210,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.25%, 12/01/2030	285,375
1,190,000	Dallas-Fort Worth, TX, International Airport Rev 2.04%, 11/01/2024	1,192,820
	Harris County, TX, Cultural Education Facs Finance Corp.
430,000	5.00%, 11/15/2027	537,354
450,000	5.00%, 11/15/2028	559,611
430,000	5.00%, 11/15/2029	531,742
45,000	Harris County, TX, Flood Control Dist 5.00%, 10/01/2024	46,534
100,000	North East Texas Independent School Dist 5.25%, 02/01/2027	125,715
5,830,000	State of Texas 4.00%, 08/27/2020	5,963,099
	Texas Department of Housing & Community Affairs
1,310,000	4.00%, 03/01/2050	1,462,196
1,115,000	4.75%, 03/01/2049	1,242,144
880,000	University of Texas 5.00%, 05/15/2035	1,072,738
	University of Texas System
450,000	5.00%, 08/15/2027	568,584
340,000	5.00%, 08/15/2028	428,114
	University of Texas, Permanent University Fund
4,200,000	1.10%, 07/01/2037(4)	4,200,000
480,000	5.25%, 07/01/2028	628,488

		22,525,819

	Virginia - 3.4%
2,355,000	Virginia Public Building Auth 5.00%, 08/01/2029	2,961,460
8,505,000	Virginia Small Business Financing Auth 1.11%, 07/01/2042(4)	8,505,000

		11,466,460

	Washington - 1.0%
3,150,000	Washington State Housing Finance Commission 4.00%, 12/01/2048	3,425,562

	West Virginia - 0.1%
360,000	West Virginia Commissioner of Highways 5.00%, 09/01/2026	442,642

	Wisconsin - 0.5%
	Wisconsin Health & Educational Facs Auth
825,000	5.00%, 04/01/2032	995,363
650,000	5.00%, 04/01/2033	781,326

		1,776,689

	Wyoming - 0.5%
1,475,000	Wyoming Community Dev Auth 4.00%, 06/01/2043	1,592,764

	Total Municipal Bonds (cost $209,944,988)	$217,360,500

U.S. GOVERNMENT AGENCIES - 10.9%
	FHLMC - 2.3%
$3,450,586	3.00%, 09/01/2049	$3,509,894
3,891,046	3.50%, 03/01/2048	4,036,470

		7,546,364

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 10.9% - (continued)
	FNMA - 4.8%
$4,039,866	3.00%, 09/01/2049	$4,109,148
3,937,779	3.50%, 11/01/2047	4,076,708
7,731,856	4.00%, 08/01/2049	8,032,374

		16,218,230

	GNMA - 3.8%
$4,014,478	3.50%, 04/20/2043	$4,243,881
3,205,260	4.00%, 10/20/2048	3,340,162
4,902,920	4.00%, 05/20/2049	5,106,355

		12,690,398

	Total U.S. Government Agencies (cost $35,979,416)	$36,454,992

U.S. GOVERNMENT SECURITIES - 4.8%
	U.S. Treasury Securities - 4.8%
	U.S. Treasury Bonds - 0.7%
$1,700,000	U.S. Treasury Bonds 4.38%, 05/15/2040	$2,365,457

		2,365,457

	U.S. Treasury Notes - 4.1%
4,558,477	0.75%, 07/15/2028(5)	4,797,667
5,013,000	1.63%, 08/15/2029	4,983,040
3,762,000	2.50%, 01/31/2024	3,911,157

	Total U.S. Government Securities (cost $15,554,892)	$16,057,321

	Total Long-Term Investments (cost $316,360,345)	$326,344,413

SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
7,590,621	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.65%(6)	$7,590,621

	Total Short-Term Investments (cost $7,590,621)	$7,590,621

Total Investments (cost $323,950,966)	99.8%	$333,935,034
Other Assets & Liabilities	0.2%	613,647

Total Net Assets	100.0%	$334,548,681

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of this security was $3,678,911, representing 1.1% of net assets.

The accompanying notes are an integral part of these financial statements.

55

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2019

(3)	Security is a zero-coupon bond.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(6)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	81	12/31/2019	$9,655,453	$15,609
U.S. Treasury 10-Year Note Future	50	12/19/2019	6,514,844	14,309

Total				$29,918

Short position contracts:
U.S. Treasury 2-Year Note Future	42	12/31/2019	$9,055,266	$(3,363)

Total futures contracts				$26,555

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$56,471,600	$—	$56,471,600	$—
Municipal Bonds	217,360,500	—	217,360,500	—
U.S. Government Agencies	36,454,992	—	36,454,992	—
U.S. Government Securities	16,057,321	—	16,057,321	—
Short-Term Investments	7,590,621	7,590,621	—	—
Futures Contracts(2)	29,918	29,918	—	—

Total	$333,964,952	$7,620,539	$326,344,413	$—

Liabilities
Futures Contracts(2)	$(3,363)	$(3,363)	$—	$—

Total	$(3,363)	$(3,363)	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

56

Hartford Schroders US MidCap Opportunities Fund (formerly Hartford Schroders US Small/Mid Cap Opportunities Fund)

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3%
	Automobiles & Components - 0.9%
197,900	BorgWarner, Inc.	$8,248,472

	Banks - 5.9%
260,192	Commerce Bancshares, Inc.	16,745,957
91,817	First Republic Bank	9,765,656
183,428	TCF Financial Corp.	7,261,915
182,065	Webster Financial Corp.	8,029,067
233,158	Zions Bancorp NA	11,301,168

		53,103,763

	Capital Goods - 8.5%
56,288	Acuity Brands, Inc.	7,024,179
191,389	BWX Technologies, Inc.	11,119,701
280,316	Fortune Brands Home & Security, Inc.	16,832,976
155,853	Hexcel Corp.	11,629,751
73,455	IDEX Corp.	11,424,456
79,189	MasTec, Inc.*	4,984,156
327,035	Pentair plc	13,562,141

		76,577,360

	Commercial & Professional Services - 3.9%
353,182	KAR Auction Services, Inc.	8,780,105
210,724	Stericycle, Inc.*	12,137,702
46,516	Verisk Analytics, Inc.	6,730,865
81,852	Waste Connections, Inc.	7,563,125

		35,211,797

	Consumer Durables & Apparel - 3.4%
289,920	Brunswick Corp.	16,884,941
96,215	Mohawk Industries, Inc.*	13,795,306

		30,680,247

	Consumer Services - 3.2%
254,615	Aramark	11,141,952
684,000	Extended Stay America, Inc.	9,719,640
191,752	ServiceMaster Global Holdings, Inc.*	7,742,946

		28,604,538

	Diversified Financials - 1.8%
108,401	Raymond James Financial, Inc.	9,050,400
275,151	Santander Consumer USA Holdings, Inc.	6,900,787

		15,951,187

	Energy - 1.4%
57,803	Core Laboratories N.V.	2,545,644
259,595	Jagged Peak Energy, Inc.*(1)	1,840,528
542,949	Parsley Energy, Inc. Class A	8,584,024

		12,970,196

	Food & Staples Retailing - 1.1%
234,575	Performance Food Group Co.*	9,995,241

	Health Care Equipment & Services - 8.2%
318,612	Change Healthcare Holdings LLC*(1)	4,212,051
34,936	Cooper Cos., Inc.	10,166,376
205,110	DENTSPLY SIRONA, Inc.	11,235,926
204,284	Encompass Health Corp.	13,078,262
89,315	LivaNova plc*	6,317,250
66,269	Masimo Corp.*	9,661,357
74,519	Universal Health Services, Inc. Class B	10,243,382
61,334	West Pharmaceutical Services, Inc.	8,822,282

		73,736,886

	Insurance - 9.7%
141,551	Arthur J Gallagher & Co.	12,912,282
176,571	Assurant, Inc.	22,260,306
372,689	Brown & Brown, Inc.	14,042,922

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3% - (continued)
	Insurance - 9.7% - (continued)
170,954	Globe Life, Inc.	$16,638,953
131,911	Reinsurance Group of America, Inc.	21,431,580

		87,286,043

	Materials - 5.9%
178,764	Ashland Global Holdings, Inc.	13,830,971
139,389	Crown Holdings, Inc.*	10,153,095
822,688	Graphic Packaging Holding Co.	12,883,294
147,648	Steel Dynamics, Inc.	4,482,593
539,130	Valvoline, Inc.	11,505,034

		52,854,987

	Pharmaceuticals, Biotechnology & Life Sciences - 2.6%
224,207	Catalent, Inc.*	10,907,671
103,225	Pacira BioSciences, Inc.*	4,179,580
101,351	PerkinElmer, Inc.	8,712,132

		23,799,383

	Real Estate - 7.9%
62,663	Alexandria Real Estate Equities, Inc. REIT	9,947,751
447,679	Brixmor Property Group, Inc. REIT	9,857,891
294,829	Douglas Emmett, Inc. REIT	12,771,992
136,772	Equity LifeStyle Properties, Inc. REIT	9,565,834
116,581	Lamar Advertising Co., Class A, REIT	9,327,646
59,238	Mid-America Apartment Communities, Inc. REIT	8,233,490
49,426	SBA Communications Corp. REIT	11,894,367

		71,598,971

	Retailing - 5.4%
146,340	Advance Auto Parts, Inc.	23,777,323
425,157	LKQ Corp.*	14,451,087
302,760	Nordstrom, Inc.(1)	10,869,084

		49,097,494

	Semiconductors & Semiconductor Equipment - 4.1%
281,171	Entegris, Inc.	13,496,208
113,979	Microchip Technology, Inc.	10,747,080
607,081	ON Semiconductor Corp.*	12,384,452

		36,627,740

	Software & Services - 10.8%
170,239	Black Knight, Inc.*	10,929,344
92,390	Cadence Design Systems, Inc.*	6,037,686
134,498	Fortinet, Inc.*	10,969,657
194,548	Genpact Ltd.	7,620,445
123,749	Leidos Holdings, Inc.	10,670,876
143,661	PTC, Inc.*	9,612,358
602,333	Sabre Corp.	14,142,779
63,606	Synopsys, Inc.*	8,634,514
340,215	Teradata Corp.*	10,182,635
47,784	VeriSign, Inc.*	9,079,916

		97,880,210

	Technology Hardware & Equipment - 4.9%
180,176	Arrow Electronics, Inc.*	14,284,353
285,690	Ciena Corp.*	10,604,813
271,969	Dolby Laboratories, Inc. Class A	17,495,766
40,700	FLIR Systems, Inc.	2,098,492

		44,483,424

	Transportation - 1.4%
181,910	Alaska Air Group, Inc.	12,630,080

	Utilities - 4.3%
241,723	Alliant Energy Corp.	12,893,505
132,654	Evergy, Inc.	8,477,917
81,750	IDACORP, Inc.	8,797,935

The accompanying notes are an integral part of these financial statements.

57

Hartford Schroders US MidCap Opportunities Fund (formerly Hartford Schroders US Small/Mid Cap Opportunities Fund)

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3% - (continued)
	Utilities - 4.3% - (continued)
296,813	NiSource, Inc.	$8,322,636

		38,491,993

	Total Common Stocks (cost $708,704,842)	$859,830,012

SHORT-TERM INVESTMENTS - 6.6%
	Other Investment Pools & Funds - 5.0%
45,128,844	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.65%(2)	$45,128,844

	Securities Lending Collateral - 1.6%
712,985	Citibank NA DDCA, 1.80%, 11/1/2019(2)	712,985
10,003,306	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	10,003,306
160,470	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	160,470
1,326,910	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	1,326,910
1,927,835	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	1,927,835
128,195	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	128,195

		14,259,701

	Total Short-Term Investments (cost $59,388,545)	$59,388,545

Total Investments (cost $768,093,387)	101.9%	$919,218,557
Other Assets and Liabilities	(1.9)%	(16,827,239)

Total Net Assets	100.0%	$902,391,318

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$8,248,472	$8,248,472	$—	$—
Banks	53,103,763	53,103,763	—	—
Capital Goods	76,577,360	76,577,360	—	—
Commercial & Professional Services	35,211,797	35,211,797	—	—
Consumer Durables & Apparel	30,680,247	30,680,247	—	—
Consumer Services	28,604,538	28,604,538	—	—
Diversified Financials	15,951,187	15,951,187	—	—
Energy	12,970,196	12,970,196	—	—
Food & Staples Retailing	9,995,241	9,995,241	—	—
Health Care Equipment & Services	73,736,886	73,736,886	—	—
Insurance	87,286,043	87,286,043	—	—
Materials	52,854,987	52,854,987	—	—
Pharmaceuticals, Biotechnology & Life Sciences	23,799,383	23,799,383	—	—
Real Estate	71,598,971	71,598,971	—	—
Retailing	49,097,494	49,097,494	—	—
Semiconductors & Semiconductor Equipment	36,627,740	36,627,740	—	—
Software & Services	97,880,210	97,880,210	—	—
Technology Hardware & Equipment	44,483,424	44,483,424	—	—
Transportation	12,630,080	12,630,080	—	—
Utilities	38,491,993	38,491,993	—	—
Short-Term Investments	59,388,545	59,388,545	—	—

Total	$919,218,557	$919,218,557	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

58

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3%
	Automobiles & Components - 1.8%
50,898	Gentherm, Inc.*	$2,126,010
31,692	Standard Motor Products, Inc.	1,659,393

		3,785,403

	Banks - 12.2%
30,028	Atlantic Union Bankshares Corp.	1,106,832
75,883	CenterState Bank Corp.	1,924,393
5,442	First Citizens BancShares, Inc. Class A	2,677,029
61,660	First Interstate BancSystem, Inc. Class A	2,587,254
46,025	First Merchants Corp.	1,820,289
112,208	First Midwest Bancorp, Inc.	2,304,752
54,662	Heritage Financial Corp.	1,504,845
27,510	Lakeland Financial Corp.	1,280,590
81,342	OceanFirst Financial Corp.	1,946,514
41,597	TCF Financial Corp.	1,646,825
78,936	United Community Banks, Inc.	2,384,657
25,424	Westamerica Bancorp	1,678,492
54,439	Western Alliance Bancorp	2,685,476

		25,547,948

	Capital Goods - 12.9%
21,227	American Woodmark Corp.*	2,104,869
39,799	Apogee Enterprises, Inc.	1,494,054
45,002	Comfort Systems USA, Inc.	2,268,551
27,039	Dycom Industries, Inc.*	1,232,708
39,380	EnPro Industries, Inc.	2,738,879
29,179	ESCO Technologies, Inc.	2,465,334
28,594	Generac Holdings, Inc.*	2,761,609
30,092	Hexcel Corp.	2,245,465
10,628	IDEX Corp.	1,652,973
18,327	MasTec, Inc.*	1,153,501
22,731	Simpson Manufacturing Co., Inc.	1,878,490
112,424	Univar Solutions, Inc.*	2,412,619
20,379	Valmont Industries, Inc.	2,795,795

		27,204,847

	Commercial & Professional Services - 3.3%
72,116	ASGN, Inc.*	4,585,856
90,665	KAR Auction Services, Inc.	2,253,932

		6,839,788

	Consumer Durables & Apparel - 5.8%
56,494	Brunswick Corp.	3,290,211
12,834	Cavco Industries, Inc.*(1)	2,459,636
30,069	Oxford Industries, Inc.	2,070,551
71,184	Skyline Champion Corp.*	2,009,524
58,863	Steven Madden Ltd.	2,423,979

		12,253,901

	Consumer Services - 5.6%
50,279	Cheesecake Factory, Inc.(1)	2,101,159
176,552	Extended Stay America, Inc.	2,508,804
1,852	Graham Holdings Co. Class B	1,166,130
163,673	PlayAGS, Inc.*	1,888,787
122,366	Red Rock Resorts, Inc. Class A	2,665,132
35,132	ServiceMaster Global Holdings, Inc.*	1,418,630

		11,748,642

	Diversified Financials - 2.4%
84,746	Compass Diversified Holdings(1)	1,750,005
82,912	Golub Capital BDC, Inc.	1,476,663
39,185	Houlihan Lokey, Inc.	1,851,883

		5,078,551

	Energy - 0.9%
33,173	New Fortress Energy LLC*	571,902
58,605	ProPetro Holding Corp.*	454,189

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3% - (continued)
	Energy - 0.9% - (continued)
91,228	Solaris Oilfield Infrastructure, Inc. Class A	$970,666

		1,996,757

	Food & Staples Retailing - 1.1%
52,891	Performance Food Group Co.*	2,253,685

	Food, Beverage & Tobacco - 1.6%
135,578	Darling Ingredients, Inc.*	2,616,655
33,623	Hain Celestial Group, Inc.*	794,848

		3,411,503

	Health Care Equipment & Services - 2.7%
58,028	Envista Holdings Corp.(1)	1,701,961
9,928	Masimo Corp.*	1,447,403
173,696	Sientra, Inc.*	1,116,866
18,972	Teladoc Health, Inc.*(1)	1,453,255

		5,719,485

	Insurance - 5.8%
30,505	AMERISAFE, Inc.	1,937,983
45,421	Axis Capital Holdings Ltd.	2,699,370
61,856	Brown & Brown, Inc.	2,330,734
24,849	James River Group Holdings Ltd.	889,843
39,510	Palomar Holdings, Inc.*	1,783,876
15,264	Reinsurance Group of America, Inc.	2,479,942

		12,121,748

	Materials - 5.6%
95,171	Ardagh Group S.A.	1,776,843
32,434	Ashland Global Holdings, Inc.	2,509,419
174,367	Graphic Packaging Holding Co.	2,730,587
71,094	Pretium Resources, Inc.*(1)	719,471
25,694	Sensient Technologies Corp.	1,607,417
118,636	Valvoline, Inc.	2,531,692

		11,875,429

	Media & Entertainment - 1.9%
94,552	Cineplex, Inc.(1)	1,611,641
31,961	John Wiley & Sons, Inc. Class A	1,472,443
266,012	MDC Partners, Inc. Class A*	832,618

		3,916,702

	Pharmaceuticals, Biotechnology & Life Sciences - 6.0%
23,489	Aerie Pharmaceuticals, Inc.*	521,221
10,604	Bio-Techne Corp.	2,207,435
48,281	Catalent, Inc.*	2,348,871
51,017	Flexion Therapeutics, Inc.*(1)	875,962
114,746	Fluidigm Corp.*	564,550
63,618	Intra-Cellular Therapies, Inc.*	588,466
29,178	Pacira BioSciences, Inc.*	1,181,417
21,906	Repligen Corp.*	1,741,308
49,631	Syneos Health, Inc.*	2,488,995

		12,518,225

	Real Estate - 4.9%
103,385	Columbia Property Trust, Inc. REIT	2,121,460
46,516	Douglas Emmett, Inc. REIT	2,015,073
24,530	Equity LifeStyle Properties, Inc. REIT	1,715,628
94,821	Kennedy-Wilson Holdings, Inc.	2,181,831
41,042	Terreno Realty Corp. REIT	2,315,180

		10,349,172

	Retailing - 2.3%
11,657	Asbury Automotive Group, Inc.*	1,202,186
80,149	Caleres, Inc.	1,724,807
157,413	Hudson Ltd. Class A*	1,955,069

		4,882,062

The accompanying notes are an integral part of these financial statements.

59

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3% - (continued)
	Semiconductors & Semiconductor Equipment - 3.2%
62,703	Entegris, Inc.	$3,009,744
48,460	MACOM Technology Solutions Holdings, Inc.*	1,101,980
124,466	ON Semiconductor Corp.*	2,539,107

		6,650,831

	Software & Services - 7.2%
32,188	CoreLogic, Inc.*	1,303,292
27,564	CSG Systems International, Inc.	1,588,789
5,595	EPAM Systems, Inc.*	984,496
19,686	Fortinet, Inc.*	1,605,590
35,773	LiveRamp Holdings, Inc.*	1,398,367
31,838	Perficient, Inc.*	1,248,050
25,034	PTC, Inc.*	1,675,025
33,341	Science Applications International Corp.	2,754,633
42,972	WNS Holdings Ltd. ADR*	2,657,388

		15,215,630

	Technology Hardware & Equipment - 5.2%
25,891	Arrow Electronics, Inc.*	2,052,638
53,559	Ciena Corp.*	1,988,110
207,791	Extreme Networks, Inc.*	1,338,174
23,877	Lumentum Holdings, Inc.*	1,496,133
25,510	Novanta, Inc.*	2,271,665
43,637	Plantronics, Inc.	1,720,171

		10,866,891

	Transportation - 0.6%
31,974	Spirit Airlines, Inc.*	1,200,943

	Utilities - 2.3%
23,297	Avista Corp.	1,118,955
22,931	IDACORP, Inc.	2,467,834
15,894	SJW Group	1,149,931

		4,736,720

	Total Common Stocks (cost $163,593,668)	$200,174,863

SHORT-TERM INVESTMENTS - 8.4%
	Other Investment Pools & Funds - 5.0%
10,579,515	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.65%(2)	$10,579,515

	Securities Lending Collateral - 3.4%
356,003	Citibank NA DDCA, 1.80%, 11/1/2019(2)	356,003
4,994,779	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	4,994,779
80,125	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	80,125
662,543	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	662,543
962,593	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	962,593
64,009	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	64,009

		7,120,052

	Total Short-Term Investments (cost $17,699,567)	$17,699,567

Total Investments (cost $181,293,235)	103.7%	$217,874,430
Other Assets and Liabilities	(3.7)%	(7,684,491)

Total Net Assets	100.0%	$210,189,939

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

60

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$3,785,403	$3,785,403	$—	$—
Banks	25,547,948	25,547,948	—	—
Capital Goods	27,204,847	27,204,847	—	—
Commercial & Professional Services	6,839,788	6,839,788	—	—
Consumer Durables & Apparel	12,253,901	12,253,901	—	—
Consumer Services	11,748,642	11,748,642	—	—
Diversified Financials	5,078,551	5,078,551	—	—
Energy	1,996,757	1,996,757	—	—
Food & Staples Retailing	2,253,685	2,253,685	—	—
Food, Beverage & Tobacco	3,411,503	3,411,503	—	—
Health Care Equipment & Services	5,719,485	5,719,485	—	—
Insurance	12,121,748	12,121,748	—	—
Materials	11,875,429	11,875,429	—	—
Media & Entertainment	3,916,702	3,916,702	—	—
Pharmaceuticals, Biotechnology & Life Sciences	12,518,225	12,518,225	—	—
Real Estate	10,349,172	10,349,172	—	—
Retailing	4,882,062	4,882,062	—	—
Semiconductors & Semiconductor Equipment	6,650,831	6,650,831	—	—
Software & Services	15,215,630	15,215,630	—	—
Technology Hardware & Equipment	10,866,891	10,866,891	—	—
Transportation	1,200,943	1,200,943	—	—
Utilities	4,736,720	4,736,720	—	—
Short-Term Investments	17,699,567	17,699,567	—	—

Total	$217,874,430	$217,874,430	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

61

Hartford Schroders Funds

Glossary (abbreviations used in the preceding Schedules of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
JPM	JP Morgan Chase & Co.
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CMT	Constant Maturity Treasury Index

Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
Rev	Revenue

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust

62

Hartford Schroders Funds

Statements of Assets and Liabilities

October 31, 2019

	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi- Sector Bond Fund	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund
Assets:
Investments in securities, at market value(1)	$3,570,262,028	$93,110,989	$2,066,515,706	$448,814,737
Cash	—	—	—	—
Cash collateral due from broker on futures contracts	—	72,000	—	—
Cash collateral due from broker on swap contracts	—	660,000	—	—
Due from broker	—	—	106,500	—
Due from custodian	—	70,706	986,750	—
Foreign currency	10,259,679	40,707	2,417,165	423,947
Unrealized appreciation on OTC swap contracts	—	5,087	—	—
Unrealized appreciation on foreign currency contracts	—	754,471	—	—
Receivables:
Investment securities sold	17,616,316	1,482,755	9,099,941	772,871
Fund shares sold	2,686,371	81,049	2,019,335	1,052,636
Dividends and interest	3,411,510	1,687,811	6,825,058	529,762
Securities lending income	2,913	1,783	76,014	270
Variation margin on futures contracts	—	74,250	—	—
Tax reclaims	79,624	55,797	1,632,777	558,434
OTC swap contracts premiums paid	—	163,198	—	—
Other assets	774,405	77,687	426,381	117,370

Total assets	3,605,092,846	98,338,290	2,090,105,627	452,270,027

Liabilities:
Unrealized depreciation on foreign currency contracts	—	1,218,050	99,028	—
Due to custodian	694,757	—	440,708	—
Obligation to return securities lending collateral	—	2,296,585	7,856,206	3,004,665
Unrealized depreciation on OTC swap contracts	—	4,422	—	—
Payables:
Investment securities purchased	15,906,816	418,699	5,138,272	7,194,793
Fund shares redeemed	2,144,057	18,816	2,354,432	336,931
Investment management fees	3,022,301	56,208	1,187,366	240,396
Transfer agent fees	787,208	9,381	271,715	49,202
Accounting services fees	53,523	1,445	30,531	6,458
Board of Directors’ fees	16,381	484	8,906	1,213
Foreign taxes	3,075,783	47,635	150,219	24,778
Distribution fees	2,795	29	6,500	1,660
Interest on reverse repurchase agreements	—	—	—	—
Accrued expenses	456,567	48,072	150,688	54,384
OTC swap contracts premiums received	—	135,863	—	—

Total liabilities	26,160,188	4,255,689	17,694,571	10,914,480

Net assets	$3,578,932,658	$94,082,601	$2,072,411,056	$441,355,547

Summary of Net Assets:
Capital stock and paid-in-capital	$3,045,826,688	$101,826,567	$2,188,619,195	$397,833,773
Distributable earnings (loss)	533,105,970	(7,743,966)	(116,208,139)	43,521,774

Net assets	$3,578,932,658	$94,082,601	$2,072,411,056	$441,355,547

Shares authorized	855,000,000	600,000,000	880,000,000	610,000,000

Par value	$0.0001	$0.0001	$0.0001	$0.0001

Class A: Net asset value per share	$15.78	$9.12	$9.05	$12.91

Maximum offering price per share	$16.70	$9.55	$9.58	$13.66

Shares outstanding	3,823,966	200,590	11,771,028	3,582,484

Net Assets	$60,355,909	$1,828,722	$106,529,608	$46,241,346

Class C: Net asset value per share	$15.51	$9.08	$8.99	$12.25

Shares outstanding	679,264	29,320	2,391,913	288,146

Net Assets	$10,532,459	$266,200	$21,500,486	$3,530,457

Class I: Net asset value per share	$15.77	$9.11	$9.05	$12.51

Shares outstanding	116,527,271	3,263,263	81,873,469	17,463,748

Net Assets	$1,838,076,600	$29,714,848	$740,679,796	$218,391,299

The accompanying notes are an integral part of these financial statements.

63

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi- Sector Bond Fund	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund
Class R3: Net asset value per share	$15.66	$9.13	$9.02	$12.47

Shares outstanding	5,287	1,222	2,190,384	15,229

Net Assets	$82,820	$11,156	$19,748,388	$189,900

Class R4: Net asset value per share	$15.74	$9.11	$9.03	$12.50

Shares outstanding	1,636	1,228	304,075	23,365

Net Assets	$25,745	$11,195	$2,746,158	$291,967

Class R5: Net asset value per share	$15.78	$9.10	$9.04	$12.52

Shares outstanding	38,060	1,233	2,351,805	85,211

Net Assets	$600,448	$11,226	$21,261,948	$1,066,476

Class Y: Net asset value per share	$15.79	$9.10	$9.04	$12.52

Shares outstanding	7,617,177	224,712	16,211,755	53,949

Net Assets	$120,308,281	$2,045,784	$146,586,679	$675,623

Class F: Net asset value per share	$15.78	$9.10	$9.05	$12.52

Shares outstanding	26,578,969	2,536,380	41,658,787	5,613,494

Net Assets	$419,519,741	$23,084,315	$377,024,716	$70,305,310

Class SDR:Net asset value per share	$15.81	$9.11	$9.04	$12.52

Shares outstanding	71,418,845	4,073,703	70,399,511	8,041,271

Net Assets	$1,129,430,655	$37,109,155	$636,333,277	$100,663,169

Cost of investments	$2,795,744,578	$91,370,918	$2,045,090,045	$401,824,817
Cost of foreign currency	$10,296,237	$40,413	$2,449,674	$423,900

(1) Includes Investment in securities on loan, at market value	$—	$2,214,352	$13,061,461	$2,872,387

The accompanying notes are an integral part of these financial statements.

64

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	Hartford Schroders Securitized Income Fund	Hartford Schroders Tax-Aware Bond Fund	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Assets:
Investments in securities, at market value(1)	$100,989,140	$333,935,034	$919,218,557	$217,874,430
Cash	—	—	34	—
Cash collateral due from broker on futures contracts	221,488	122,172	—	4
Cash collateral due from broker on swap contracts	—	—	—	—
Due from custodian	—	180,063	—	—
Foreign currency	157,992	—	—	8,612
Unrealized appreciation on OTC swap contracts	—	—	—	—
Unrealized appreciation on foreign currency contracts	—	—	—	—
Receivables:
Investment securities sold	—	—	—	387,589
Fund shares sold	—	1,001,597	961,389	258,013
Dividends and interest	169,365	2,289,697	405,273	65,967
Securities lending income	—	—	4,185	2,335
Variation margin on futures contracts	45,449	95,367	—	—
Tax reclaims	—	—	—	—
OTC swap contracts premiums received	—	—	—	—
Other assets	26,459	96,163	61,217	69,158

Total assets	101,609,893	337,720,093	920,650,655	218,666,108

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—	—
Due to custodian	—	62	—	—
Obligation to return securities lending collateral	—	—	14,259,701	7,120,052
Reverse repurchase agreements	4,744,550	—	—	—
Payables:
Investment securities purchased	1,764,710	2,930,778	2,018,821	1,062,034
Fund shares redeemed	—	29,366	1,048,292	61,788
Investment management fees	50,881	124,763	638,962	151,617
Transfer agent fees	842	41,409	199,626	44,333
Accounting services fees	1,409	3,881	10,524	2,358
Board of Directors’ fees	—	914	4,669	771
Foreign taxes	—	—	—	—
Distribution fees	98	1,803	9,028	1,353
Interest on reverse repurchase agreements	5,277	—	—	—
Accrued expenses	95,402	38,436	69,714	31,863
OTC swap contracts premiums received	—	—	—	—

Total liabilities	6,663,169	3,171,412	18,259,337	8,476,169

Net assets	$94,946,724	$334,548,681	$902,391,318	$210,189,939

Summary of Net Assets:
Capital stock and paid-in-capital	$94,752,181	$317,197,115	$745,055,718	$163,353,234
Distributable earnings	194,543	17,351,566	157,335,600	46,836,705

Net assets	$94,946,724	$334,548,681	$902,391,318	$210,189,939

Shares authorized	250,000,000	410,000,000	600,000,000	600,000,000

Par value	$0.0001	$0.0001	$0.0001	$0.0001

Class A: Net asset value per share	$10.06	$11.34	$15.01	$25.69

Maximum offering price per share	$10.37	$11.87	$15.88	$27.19

Shares outstanding	355,014	3,189,951	5,852,728	814,512

Net Assets	$3,570,992	$36,158,413	$87,830,710	$20,927,950

Class C: Net asset value per share	$—	$11.34	$15.21	$26.23

Shares outstanding	—	696,302	3,956,434	270,562

Net Assets	$—	$7,893,963	$60,194,656	$7,095,876

Class I: Net asset value per share	$10.06	$11.34	$15.63	$27.00

Shares outstanding	460,666	18,485,984	31,771,365	5,186,044

Net Assets	$4,632,662	$209,719,122	$496,724,864	$140,023,583

Class R3: Net asset value per share	$—	$—	$15.41	$26.71

Shares outstanding	—	—	92,312	4,162

Net Assets	$—	$—	$1,422,819	$111,177

The accompanying notes are an integral part of these financial statements.

65

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	Hartford Schroders Securitized Income Fund	Hartford Schroders Tax-Aware Bond Fund	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Class R4: Net asset value per share	$—	$—	$15.53	$26.93

Shares outstanding	—	—	40,385	9,626

Net Assets	$—	$—	$627,086	$259,258

Class R5: Net asset value per share	$—	$—	$15.60	$26.98

Shares outstanding	—	—	94,589	2,906

Net Assets	$—	$—	$1,475,833	$78,423

Class Y: Net asset value per share	$10.06	$11.35	$15.63	$27.00

Shares outstanding	356,332	17,972	7,457,680	958,542

Net Assets	$3,583,072	$203,933	$116,556,638	$25,882,595

Class F: Net asset value per share	$10.05	$11.35	$15.64	$27.03

Shares outstanding	253,062	1,812,510	3,512,943	165,878

Net Assets	$2,544,237	$20,568,611	$54,954,713	$4,483,277

Class SDR:Net asset value per share	$10.05	$11.34	$15.67	$27.06

Shares outstanding	8,018,153	5,291,888	5,270,709	418,623

Net Assets	$80,615,761	$60,004,639	$82,603,999	$11,327,800

Cost of investments	$100,959,391	$323,950,966	$768,093,387	$181,293,235
Cost of foreign currency	$157,334	$—	$—	$8,616

(1) Includes Investment in securities on loan, at market value	$—	$—	$14,096,644	$6,861,411

The accompanying notes are an integral part of these financial statements.

66

Hartford Schroders Funds

Statements of Operations

For the Year Ended October 31, 2019

	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi- Sector Bond Fund	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund
Investment Income:
Dividends	$127,736,820	$—	$84,207,996	$9,189,867
Interest	1,405,788	7,234,317	1,277,137	164,818
Securities lending	88,497	17,729	1,273,498	93,146
Less: Foreign tax withheld	(10,919,693)	(11,687)	(8,190,918)	(926,530)

Total investment income, net	118,311,412	7,240,359	78,567,713	8,521,301

Expenses:
Investment management fees	35,353,873	704,335	13,650,087	2,247,091
Transfer agent fees
Class A	72,278	3,315	104,048	33,176
Class C	10,432	460	25,980	3,830
Class I	3,101,911	24,670	780,205	128,164
Class R3	192	13	22,825	115
Class R4	808	12	3,989	60
Class R5	667	8	23,212	43
Class Y	112,958	185	107,756	3,069
Class F	2,770	87	4,841	79
Class SDR	2,851	153	23,542	400
Distribution fees
Class A	142,126	7,247	227,814	65,133
Class C	105,607	2,140	237,583	35,071
Class R3	438	54	51,904	345
Class R4	1,846	26	5,786	167
Custodian fees	360,311	20,102	171,378	30,288
Registration and filing fees	221,919	135,429	290,163	141,947
Accounting services fees	624,047	18,112	350,738	58,603
Board of Directors’ fees	113,544	3,251	63,494	9,990
Audit fees	67,207	34,684	59,693	42,723
Other expenses	485,256	17,857	188,624	46,576

Total expenses (before interest expense)	40,781,041	972,140	16,393,662	2,846,870
Interest expense	—	—	—	—

Total expenses (before waivers, reimbursements and fees paid indirectly)	40,781,041	972,140	16,393,662	2,846,870
Expense waivers	—	(179,320)	(36,457)	(94,807)
Transfer agent fee waivers	—	—	(50,201)	—
Distribution fee reimbursements	(123)	(271)	(107)	(112)

Total waivers, reimbursements and fees paid indirectly	(123)	(179,591)	(86,765)	(94,919)

Total expenses, net	40,780,918	792,549	16,306,897	2,751,951

Net Investment Income (Loss)	77,530,494	6,447,810	62,260,816	5,769,350

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(44,592,436)	(2,538,313)	(143,528,302)	(7,882,733)
Less: Foreign taxes paid on realized capital gains	(204,029)	(18,277)	—	(19,721)
Net realized gain (loss) on futures contracts	—	168,507	(302,314)	—
Net realized gain (loss) on swap contracts	—	184,142	—	—
Net realized gain (loss) on foreign currency contracts	—	(272,726)	(1,755,681)	—
Net realized gain (loss) on other foreign currency transactions	(1,032,599)	(118,855)	(557,070)	(4,648)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(45,829,064)	(2,595,522)	(146,143,367)	(7,907,102)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments*	401,669,660	6,255,143	209,792,928	42,339,709
Net unrealized appreciation (depreciation) of futures contracts	—	(6,047)	1,101,839	—
Net unrealized appreciation (depreciation) of swap contracts	—	(29,693)	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(942,748)	844,678	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	54,497	9,590	66,847	10,989

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	401,724,157	5,286,245	211,806,292	42,350,698

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	355,895,093	2,690,723	65,662,925	34,443,596

Net Increase (Decrease) in Net Assets Resulting from Operations	$433,425,587	$9,138,533	$127,923,741	$40,212,946

*Includes change in unrealized appreciation (depreciation) on deferred capital gains tax of:	$(1,338,779)	$(47,635)	$—	$—

The accompanying notes are an integral part of these financial statements.

67

Hartford Schroders Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2019

	Hartford Schroders Securitized Income Fund(1)	Hartford Schroders Tax-Aware Bond Fund	Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Investment Income:
Dividends	$—	$—	$12,327,920	$2,256,248
Interest	1,274,802	7,075,271	1,263,016	255,073
Securities lending	—	6,057	33,199	31,845
Less: Foreign tax withheld	—	—	(26,233)	(21,953)

Total investment income, net	1,274,802	7,081,328	13,597,902	2,521,213

Expenses:
Investment management fees	241,548	1,135,796	8,189,492	1,581,293
Transfer agent fees
Class A	1,718	13,432	102,597	28,140
Class C	—	4,845	72,126	11,268
Class I	2,042	119,483	551,747	100,305
Class R3	—	—	3,116	282
Class R4	—	—	1,458	172
Class R5	—	—	2,332	32
Class Y	384	138	71,220	14,436
Class F	66	22	588	109
Class SDR	1,039	675	2,812	248
Distribution fees
Class A	5,934	62,869	225,089	43,680
Class C	—	58,651	640,150	69,705
Class R3	—	—	7,085	645
Class R4	—	—	2,151	258
Custodian fees	7,165	13,370	14,413	10,871
Registration and filing fees	55,547	94,486	180,170	118,863
Accounting services fees	6,689	35,336	134,987	24,598
Board of Directors’ fees	941	7,562	32,035	5,486
Audit fees	41,890	31,808	22,785	22,481
Other expenses	43,555	23,331	146,050	29,377

Total expenses (before interest expense)	408,518	1,601,804	10,402,403	2,062,249
Interest expense	63,647	—	—	—

Total expenses (before waivers, reimbursements and fees paid indirectly)	472,165	1,601,804	10,402,403	2,062,249
Expense waivers	(138,365)	(281,909)	(317)	(125,838)
Transfer agent fee waivers	—	—	(21,119)	—
Distribution fee reimbursements	(5,178)	(65)	(544)	(625)

Total waivers, reimbursements and fees paid indirectly	(143,543)	(281,974)	(21,980)	(126,463)

Total expenses, net	328,622	1,319,830	10,380,423	1,935,786

Net Investment Income (Loss)	946,180	5,761,498	3,217,479	585,427

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	46,696	6,822,946	7,531,232	10,308,821
Less: Foreign taxes paid on realized capital gains	—	—	—	—
Net realized gain (loss) on futures contracts	289,720	88,921	—	—
Net realized gain (loss) on swap contracts	—	—	—	—
Net realized gain (loss) on foreign currency contracts	—	—	—	—
Net realized gain (loss) on other foreign currency transactions	14,731	—	(104)	(2,644)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	351,147	6,911,867	7,531,128	10,306,177

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments*	26,211	9,909,778	102,046,455	8,527,448
Net unrealized appreciation (depreciation) of futures contracts	(234,239)	22,924	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	1,321	—	—	22

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(206,707)	9,932,702	102,046,455	8,527,470

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	144,440	16,844,569	109,577,583	18,833,647

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,090,620	$22,606,067	$112,795,062	$19,419,074

(1) Commenced operations on February 28, 2019.
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax of:	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

68

Hartford Schroders Funds

Statements of Changes in Net Assets

	Hartford Schroders Emerging Markets Equity Fund		Hartford Schroders Emerging Markets Multi-Sector Bond Fund		Hartford Schroders International Multi-Cap Value Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$77,530,494	$38,978,171	$6,447,810	$6,302,036	$62,260,816	$47,367,352
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(45,829,064)	(894,376)	(2,595,522)	(8,475,217)	(146,143,367)	51,335,075
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	401,724,157	(468,028,626)	5,286,245	(4,716,081)	211,806,292	(284,208,542)

Net Increase (Decrease) in Net Assets Resulting from Operations	433,425,587	(429,944,831)	9,138,533	(6,889,262)	127,923,741	(185,506,115)

Distributions to Shareholders:
From distributable earnings:
Class A	(481,292)	(329,454)	(133,660)	(152,273)	(4,247,199)	(2,195,964)
Class C	(46,251)	(19,052)	(7,719)	(11,972)	(1,098,114)	(629,055)
Class I	(20,186,735)	(15,686,234)	(1,588,823)	(1,178,698)	(42,940,197)	(32,971,085)
Class R3	(787)	(237)	(536)	(1,169)	(308,569)	(9,338)
Class R4	(45,699)	(985)	(537)	(515)	(96,105)	(26,732)
Class R5	(6,306)	(113)	(548)	(525)	(1,208,181)	(750,152)
Class Y	(2,433,096)	(957,311)	(80,113)	(27,778)	(6,351,435)	(1,136,472)
Class F	(2,614,489)	(413,171)	(1,396,956)	(1,417,097)	(15,601,049)	(6,809,592)
Class SDR	(13,830,184)	(6,831,611)	(1,851,571)	(2,676,307)	(31,533,597)	(20,372,316)
From tax return of capital:
Class A	—	—	(11,860)	(73,154)	—	—
Class C	—	—	(685)	(5,752)	—	—
Class I	—	—	(140,988)	(566,263)	—	—
Class R3	—	—	(48)	(562)	—	—
Class R4	—	—	(48)	(247)	—	—
Class R5	—	—	(49)	(252)	—	—
Class Y	—	—	(7,109)	(13,345)	—	—
Class F	—	—	(123,963)	(680,794)	—	—
Class SDR	—	—	(164,304)	(1,285,735)	—	—

Total distributions	(39,644,839)	(24,238,168)	(5,509,517)	(8,092,438)	(103,384,446)	(64,900,706)

Capital Share Transactions:
Sold	1,569,572,457	1,549,995,802	19,812,789	79,202,863	929,356,674	1,230,550,836
Issued in merger	—	—	—	29,377,678	—	—
Issued on reinvestment of distributions	24,314,244	13,539,981	5,473,630	6,560,103	93,713,594	57,364,742
Redeemed	(1,407,536,600)	(866,104,626)	(39,875,815)	(70,344,671)	(841,072,557)	(531,885,780)

Net increase (decrease) from capital share transactions	186,350,101	697,431,157	(14,589,396)	44,795,973	181,997,711	756,029,798

Net Increase (Decrease) in Net Assets	580,130,849	243,248,158	(10,960,380)	29,814,273	206,537,006	505,622,977

Net Assets:
Beginning of period	2,998,801,809	2,755,553,651	105,042,981	75,228,708	1,865,874,050	1,360,251,073

End of period	$3,578,932,658	$2,998,801,809	$94,082,601	$105,042,981	$2,072,411,056	$1,865,874,050

The accompanying notes are an integral part of these financial statements.

69

Hartford Schroders Funds

Statements of Changes in Net Assets – (continued)

	Hartford Schroders International Stock Fund		Hartford Schroders Securitized Income Fund	Hartford Schroders Tax-Aware Bond Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period Ended October 31, 2019(1)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$5,769,350	$3,455,565	$946,180	$5,761,498	$5,302,082
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(7,907,102)	19,595,656	351,147	6,911,867	2,287,065
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	42,350,698	(40,478,154)	(206,707)	9,932,702	(11,465,658)

Net Increase (Decrease) in Net Assets Resulting from Operations	40,212,946	(17,426,933)	1,090,620	22,606,067	(3,876,511)

Distributions to Shareholders:
Class A	(1,107,203)	(67,385)	(50,264)	(758,076)	(492,532)
Class C	(157,415)	(6,200)	—	(121,750)	(61,024)
Class I	(10,142,730)	(1,432,922)	(61,092)	(4,585,616)	(3,137,508)
Class R3	(887)	(128)	—	—	—
Class R4	(891)	(136)	—	—	—
Class R5	(901)	(154)	—	—	—
Class Y	(416,824)	(3,966)	(53,578)	(7,078)	(4,968)
Class F	(995,487)	(18,362)	(38,286)	(408,408)	(133,857)
Class SDR	(5,246,663)	(816,782)	(692,857)	(2,099,274)	(1,519,589)

Total distributions	(18,069,001)	(2,346,035)	(896,077)	(7,980,202)	(5,349,478)

Capital Share Transactions:
Sold	267,703,140	124,402,649	94,071,017	186,245,249	67,286,843
Issued on reinvestment of distributions	17,755,039	2,300,768	691,846	6,069,834	3,770,799
Redemption-in-kind	—	—	—	—	—
Redeemed	(91,102,156)	(83,034,179)	(10,682)	(91,171,993)	(91,564,986)

Net increase (decrease) from capital share transactions	194,356,023	43,669,238	94,752,181	101,143,090	(20,507,344)

Net Increase (Decrease) in Net Assets	216,499,968	23,896,270	94,946,724	115,768,955	(29,733,333)

Net Assets:
Beginning of period	224,855,579	200,959,309	—	218,779,726	248,513,059

End of period	$441,355,547	$224,855,579	$94,946,724	$334,548,681	$218,779,726

(1)	Commenced operations on February 28, 2019.

The accompanying notes are an integral part of these financial statements.

70

Hartford Schroders Funds

Statements of Changes in Net Assets – (continued)

	Hartford Schroders US MidCap Opportunities Fund		Hartford Schroders US Small Cap Opportunities Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$3,217,479	$2,129,422	$585,427	$420,711
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	7,531,128	18,419,184	10,306,177	15,051,127
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	102,046,455	(33,025,099)	8,527,470	(14,654,708)

Net Increase (Decrease) in Net Assets Resulting from Operations	112,795,062	(12,476,493)	19,419,074	817,130

Distributions to Shareholders:
Class A	(1,875,469)	(1,736,041)	(1,273,415)	(882,548)
Class C	(1,310,733)	(735,465)	(613,652)	(389,798)
Class I	(13,979,494)	(9,941,376)	(9,398,176)	(10,752,603)
Class R3	(18,758)	(4,885)	(6,097)	(4,486)
Class R4	(18,966)	(3,987)	(928)	(893)
Class R5	(52,582)	(782)	(1,691)	(1,510)
Class Y	(2,455,954)	(197,570)	(2,040,823)	(2,198,416)
Class F	(1,075,458)	(207,551)	(254,541)	(145,891)
Class SDR	(1,352,705)	(417,154)	(959,593)	(2,684,876)

Total distributions	(22,140,119)	(13,244,811)	(14,548,916)	(17,061,021)

Capital Share Transactions:
Sold	305,402,261	599,268,981	60,412,503	45,827,567
Issued on reinvestment of distributions	19,743,423	11,791,664	14,244,734	16,050,612
Redemption-in-kind	—	—	—	(20,194,923)
Redeemed	(541,524,513)	(384,949,495)	(37,311,741)	(64,015,086)

Net increase (decrease) from capital share transactions	(216,378,829)	226,111,150	37,345,496	(22,331,830)

Net Increase (Decrease) in Net Assets	(125,723,886)	200,389,846	42,215,654	(38,575,721)

Net Assets:
Beginning of period	1,028,115,204	827,725,358	167,974,285	206,550,006

End of period	$902,391,318	$1,028,115,204	$210,189,939	$167,974,285

(1)	Commenced operations on February 28, 2019.

The accompanying notes are an integral part of these financial statements.

71

Hartford Schroders Funds

Financial Highlights

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Schroders Emerging Markets Equity Fund(4)

For the Year Ended October 31, 2019
A	$14.07	$0.29	$1.56		$1.85	$(0.14)	$—	—	$(0.14)	$15.78	13.27%		$60,356	1.45%		1.45%		1.95%		43%
C	13.86	0.19	1.53		1.72	(0.07)	—	—	(0.07)	15.51	12.50		10,532	2.17		2.17		1.27		43
I	14.06	0.31	1.57		1.88	(0.17)	—	—	(0.17)	15.77	13.54		1,838,077	1.23		1.23		2.07		43
R3	13.98	0.23	1.57		1.80	(0.12)	—	—	(0.12)	15.66	13.01		83	1.79		1.72		1.51		43
R4	14.02	(0.05)	1.95		1.90	(0.18)	—	—	(0.18)	15.74	13.78		26	1.43		1.42		(0.32)		43
R5	14.07	0.33	1.56		1.89	(0.18)	—	—	(0.18)	15.78	13.61		600	1.19		1.19		2.19		43
Y	14.09	0.32	1.57		1.89	(0.19)	—	—	(0.19)	15.79	13.62		120,308	1.13		1.13		2.11		43
F	14.07	0.42	1.48		1.90	(0.19)	—	—	(0.19)	15.78	13.73		419,520	1.07		1.07		2.77		43
SDR	14.10	0.34	1.56		1.90	(0.19)	—	—	(0.19)	15.81	13.71		1,129,431	1.07		1.07		2.28		43

For the Year Ended October 31, 2018
A	$16.23	$0.16	$(2.22)		$(2.06)	$(0.10)	$—	$—	$(0.10)	$14.07	(12.79)%		$46,162	1.45%		1.45%		0.98%		24%
C	16.08	0.07	(2.22)		(2.15)	(0.07)	—	—	(0.07)	13.86	(13.44)		7,217	2.19		2.19		0.45		24
I	16.23	0.19	(2.22)		(2.03)	(0.14)	—	—	(0.14)	14.06	(12.66)		1,733,270	1.24		1.24		1.19		24
R3	16.20	0.22	(2.30)		(2.08)	(0.14)	—	—	(0.14)	13.98	(12.99)		90	1.80		1.70		1.36		24
R4	16.19	0.05	(2.11)		(2.06)	(0.11)	—	—	(0.11)	14.02	(12.88)		3,710	1.49		1.48		0.36		24
R5	16.23	0.27	(2.29)		(2.02)	(0.14)	—	—	(0.14)	14.07	(12.56)		484	1.20		1.20		1.69		24
Y	16.25	0.23	(2.24)		(2.01)	(0.15)	—	—	(0.15)	14.09	(12.48)		123,082	1.11		1.11		1.43		24
F	16.23	0.30	(2.30)		(2.00)	(0.16)	—	—	(0.16)	14.07	(12.48)		154,306	1.08		1.08		1.89		24
SDR	16.26	0.23	(2.23)		(2.00)	(0.16)	—	—	(0.16)	14.10	(12.46)		930,480	1.08		1.08		1.43		24

For the Year Ended October 31, 2017
A	$12.59	$0.10	$3.62		$3.72	$(0.08)	$—	$—	$(0.08)	$16.23	29.83%		$53,107	1.56%		1.50%		0.69%		33%
C	12.58	0.04	3.57		3.61	(0.11)	—	—	(0.11)	16.08	29.00		3,658	2.25		2.25		0.25		33
I	12.59	0.14	3.61		3.75	(0.11)	—	—	(0.11)	16.23	30.14		1,848,368	1.35		1.25		0.98		33
R3	12.58	0.10	3.62		3.72	(0.10)	—	—	(0.10)	16.20	29.87		13	1.86		1.48		0.71		33
R4	12.58	0.16	3.56		3.72	(0.11)	—	—	(0.11)	16.19	29.86		136	1.52		1.50		1.11		33
R5	12.58	0.13	3.63		3.76	(0.11)	—	—	(0.11)	16.23	30.26		13	1.25		1.20		0.97		33
Y	12.58	0.26	3.53		3.79	(0.12)	—	—	(0.12)	16.25	30.45		97,758	1.14		1.14		1.72		33
F(5)	12.98	0.16	3.09		3.25	—	—	—	—	16.23	25.04	(6)	42,462	1.10	(7)	1.10	(7)	1.57	(7)	33
SDR	12.60	0.15	3.63		3.78	(0.12)	—	—	(0.12)	16.26	30.32		710,039	1.10		1.10		1.10		33

For the Year Ended October 31, 2016
A	$11.56	$0.08	$1.02	(8)	$1.10	$(0.07)	$—	$—	$(0.07)	$12.59	9.59%		$38,918	1.57%		1.49%		0.71%		47%
C(9)	12.68	(0.01)	(0.09)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	2.06	(7)	2.06	(7)	(2.06	)(7)	47
I	11.56	0.10	1.03	(8)	1.13	(0.10)	—	—	(0.10)	12.59	9.94		1,020,291	1.32		1.24		0.89		47
R3(9)	12.68	(0.01)	(0.09)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	1.75	(7)	1.75	(7)	(1.75	)(7)	47
R4(9)	12.68	(0.01)	(0.09)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	1.46	(7)	1.46	(7)	(1.46	)(7)	47
R5(9)	12.68	—	(0.10)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	1.17	(7)	1.17	(7)	(1.16	)(7)	47
Y(9)	12.68	—	(0.10)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	1.06	(7)	1.06	(7)	(1.06	)(7)	47
SDR	11.57	0.12	1.03	(8)	1.15	(0.12)	—	—	(0.12)	12.60	10.10		561,740	1.18		1.10		1.05		47

For the Year Ended October 31, 2015
A	$13.33	$0.10	$(1.83	)(8)	$(1.73)	$(0.04)	$—	$—	$(0.04)	$11.56	(13.01)%		$41,116	1.57%		1.49%		0.76%		55%
I	13.40	0.13	(1.85	)(8)	(1.72)	(0.12)	—	—	(0.12)	11.56	(12.88)		877,480	1.33		1.24		1.05		55
SDR(10)	12.60	0.14	(1.17	)(8)	(1.03)	—	—	—	—	11.57	(8.17	)(6)	351,836	1.21	(7)	1.10	(7)	1.35	(7)	55

The accompanying notes are an integral part of these financial statements.

72

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Schroders Emerging Markets Multi-Sector Bond Fund(4)

For the Year Ended October 31, 2019
A	$8.79	$0.55	$0.25	$0.80	$(0.43)	$—	$(0.04)	$(0.47)	$9.12	9.21%		$1,829	1.29%		1.11%		6.12%		240%
C	8.74	0.48	0.25	0.73	(0.36)	—	(0.03)	(0.39)	9.08	8.44		266	2.14		1.90		5.39		240
I	8.78	0.58	0.25	0.83	(0.46)	—	(0.04)	(0.50)	9.11	9.65		29,715	1.00		0.83		6.37		240
R3	8.80	0.57	0.25	0.82	(0.45)	—	(0.04)	(0.49)	9.13	9.46		11	1.55		0.88		6.33		240
R4	8.78	0.57	0.25	0.82	(0.45)	—	(0.04)	(0.49)	9.11	9.45		11	1.28		0.86		6.35		240
R5	8.78	0.58	0.24	0.82	(0.46)	—	(0.04)	(0.50)	9.10	9.56		11	1.00		0.81		6.39		240
Y	8.78	0.58	0.24	0.82	(0.46)	—	(0.04)	(0.50)	9.10	9.61		2,046	0.94		0.76		6.39		240
F	8.78	0.58	0.25	0.83	(0.47)	—	(0.04)	(0.51)	9.10	9.66		23,084	0.93		0.75		6.45		240
SDR	8.79	0.58	0.25	0.83	(0.47)	—	(0.04)	(0.51)	9.11	9.65		37,109	0.93		0.75		6.44		240

For the Year Ended October 31, 2018
A	$9.98	$0.50	$(1.02)	$(0.52)	$(0.32)	$(0.13)	$(0.22)	$(0.67)	$8.79	(5.34)%		$3,389	1.29%		1.08%		5.42%		285%
C	9.95	0.41	(1.01)	(0.60)	(0.28)	(0.13)	(0.20)	(0.61)	8.74	(6.27)		414	2.16		1.90		4.52		285
I	9.97	0.52	(1.02)	(0.50)	(0.34)	(0.13)	(0.22)	(0.69)	8.78	(5.22)		36,557	1.02		0.85		5.63		285
R3	9.97	0.50	(1.03)	(0.53)	(0.30)	(0.13)	(0.21)	(0.64)	8.80	(5.43)		10	1.65		1.25		5.23		285
R4	9.97	0.52	(1.03)	(0.51)	(0.33)	(0.13)	(0.22)	(0.68)	8.78	(5.25)		10	1.35		0.92		5.54		285
R5	9.97	0.53	(1.03)	(0.50)	(0.34)	(0.13)	(0.22)	(0.69)	8.78	(5.23)		10	1.06		0.85		5.58		285
Y	9.97	0.49	(0.98)	(0.49)	(0.34)	(0.13)	(0.23)	(0.70)	8.78	(5.17)		970	0.95		0.77		5.29		285
F	9.96	0.53	(1.01)	(0.48)	(0.34)	(0.13)	(0.23)	(0.70)	8.78	(5.04)		28,842	0.94		0.75		5.67		285
SDR	9.98	0.56	(1.05)	(0.49)	(0.34)	(0.13)	(0.23)	(0.70)	8.79	(5.11)		34,841	0.94		0.75		5.89		285

For the Year Ended October 31, 2017
A	$9.79	$0.55	$0.27	$0.82	$(0.53)	$(0.10)	$—	$(0.63)	$9.98	8.83%		$2,472	1.15%		1.03%		5.65%		212%
C	9.78	0.46	0.29	0.75	(0.48)	(0.10)	—	(0.58)	9.95	8.01		73	2.03		1.90		4.72		212
I	9.78	0.57	0.28	0.85	(0.56)	(0.10)	—	(0.66)	9.97	9.08		15,441	0.94		0.82		5.86		212
R3	9.78	0.54	0.28	0.82	(0.53)	(0.10)	—	(0.63)	9.97	8.74		36	1.63		1.19		5.53		212
R4	9.78	0.55	0.28	0.83	(0.54)	(0.10)	—	(0.64)	9.97	8.88		11	1.33		1.02		5.67		212
R5	9.78	0.57	0.27	0.84	(0.55)	(0.10)	—	(0.65)	9.97	9.07		11	1.04		0.85		5.82		212
Y	9.78	0.57	0.28	0.85	(0.56)	(0.10)	—	(0.66)	9.97	9.16		122	0.91		0.79		5.81		212
F(5)	9.70	0.39	0.30	0.69	(0.43)	—	—	(0.43)	9.96	7.22	(6)	11	0.87	(7)	0.75	(7)	5.90	(7)	212
SDR	9.79	0.58	0.27	0.85	(0.56)	(0.10)	—	(0.66)	9.98	9.16		57,054	0.87		0.75		5.93		212

For the Year Ended October 31, 2016
A	$9.04	$0.52	$0.51	$1.03	$(0.28)	$—	$—	$(0.28)	$9.79	11.59%		$1,707	1.82%		1.11%		5.61%		147%
C(9)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	1.73	(7)	1.73	(7)	7.72	(7)	147
I	9.02	0.55	0.51	1.06	(0.30)	—	—	(0.30)	9.78	11.94		9,218	1.54		0.85		5.89		147
R3(9)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	1.41	(7)	1.41	(7)	8.09	(7)	147
R4(9)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	1.13	(7)	1.13	(7)	8.46	(7)	147
R5(9)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	0.84	(7)	0.84	(7)	8.46	(7)	147
Y(9)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	0.73	(7)	0.73	(7)	8.82	(7)	147
SDR	9.03	0.56	0.51	1.07	(0.31)	—	—	(0.31)	9.79	12.04		51,219	1.36		0.71		5.99		147

For the Year Ended October 31, 2015
A	$9.97	$0.53	$(1.19)	$(0.66)	$(0.18)	$(0.06)	$(0.03)	$(0.27)	$9.04	(6.59)%		$1,637	2.01%		1.15%		5.75%		209%
I	9.96	0.53	(1.17)	(0.64)	(0.22)	(0.06)	(0.02)	(0.30)	9.02	(6.47)		5,980	1.68		0.90		5.66		209
SDR(10)	9.23	0.49	(0.57)	(0.08)	(0.09)	—	(0.03)	(0.12)	9.03	(0.87	)(6)	21,171	1.66	(7)	0.75	(7)	6.32	(7)	209

The accompanying notes are an integral part of these financial statements.

73

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Schroders International Multi-Cap Value Fund(4)

For the Year Ended October 31, 2019
A	$8.97	$0.27	$0.28		$0.55	$(0.25)	$(0.22)	$—	$(0.47)	$9.05	6.61%		$106,530	1.12%		1.12%		3.03%		119%
C	8.90	0.19	0.30		0.49	(0.18)	(0.22)	—	(0.40)	8.99	5.91		21,500	1.87		1.87		2.12		119
I	8.96	0.28	0.30		0.58	(0.27)	(0.22)	—	(0.49)	9.05	6.98		740,680	0.86		0.86		3.13		119
R3	8.94	0.28	0.25		0.53	(0.23)	(0.22)	—	(0.45)	9.02	6.36		19,748	1.48		1.48		3.25		119
R4	8.95	0.26	0.29		0.55	(0.25)	(0.22)	—	(0.47)	9.03	6.57		2,746	1.18		1.18		3.01		119
R5	8.95	0.26	0.32		0.58	(0.27)	(0.22)	—	(0.49)	9.04	6.97		21,262	0.87		0.87		2.99		119
Y	8.96	0.29	0.29		0.58	(0.28)	(0.22)	—	(0.50)	9.04	6.93		146,587	0.85		0.80		3.29		119
F	8.97	0.29	0.29		0.58	(0.28)	(0.22)	—	(0.50)	9.05	6.98		377,025	0.76		0.76		3.31		119
SDR	8.96	0.29	0.29		0.58	(0.28)	(0.22)	—	(0.50)	9.04	6.99		636,333	0.76		0.76		3.27		119

For the Year Ended October 31, 2018
A	$10.18	$0.23	$(1.09)		$(0.86)	$(0.24)	$(0.11)	$—	$(0.35)	$8.97	(8.71)%		$67,252	1.13%		1.10%		2.26%		87%
C	10.12	0.17	(1.10)		(0.93)	(0.18)	(0.11)	—	(0.29)	8.90	(9.47)		25,614	1.88		1.85		1.71		87
I	10.17	0.26	(1.09)		(0.83)	(0.27)	(0.11)	—	(0.38)	8.96	(8.47)		875,109	0.87		0.84		2.64		87
R3	10.15	0.22	(1.10)		(0.88)	(0.22)	(0.11)	—	(0.33)	8.94	(8.96)		613	1.50		1.43		2.22		87
R4	10.16	0.20	(1.06)		(0.86)	(0.24)	(0.11)	—	(0.35)	8.95	(8.76)		1,312	1.20		1.16		2.03		87
R5	10.17	0.27	(1.11)		(0.84)	(0.27)	(0.11)	—	(0.38)	8.95	(8.58)		22,482	0.88		0.85		2.68		87
Y	10.17	0.25	(1.07)		(0.82)	(0.28)	(0.11)	—	(0.39)	8.96	(8.42)		80,993	0.83		0.81		2.57		87
F	10.18	0.28	(1.10)		(0.82)	(0.28)	(0.11)	—	(0.39)	8.97	(8.38)		251,677	0.78		0.75		2.78		87
SDR	10.17	0.27	(1.09)		(0.82)	(0.28)	(0.11)	—	(0.39)	8.96	(8.38)		540,822	0.78		0.75		2.69		87

For the Year Ended October 31, 2017
A	$8.61	$0.20	$1.53		$1.73	$(0.16)	$—	$—	$(0.16)	$10.18	20.26%		$58,977	1.20%		1.12%		2.08%		63%
C	8.60	0.15	1.50		1.65	(0.13)	—	—	(0.13)	10.12	19.31		15,580	1.93		1.85		1.51		63
I	8.60	0.24	1.52		1.76	(0.19)	—	—	(0.19)	10.17	20.47		706,652	0.91		0.82		2.48		63
R3	8.60	0.20	1.49		1.69	(0.14)	—	—	(0.14)	10.15	19.82		105	1.58		1.42		2.03		63
R4	8.60	0.18	1.54		1.72	(0.16)	—	—	(0.16)	10.16	20.23		809	1.24		1.15		1.83		63
R5	8.60	0.23	1.52		1.75	(0.18)	—	—	(0.18)	10.17	20.57		14,212	0.93		0.85		2.32		63
Y	8.60	0.21	1.56		1.77	(0.20)	—	—	(0.20)	10.17	20.80		4,440	0.84		0.76		2.30		63
F(5)	9.13	0.17	1.02		1.19	(0.14)	—	—	(0.14)	10.18	13.07	(6)	110,585	0.83	(7)	0.75	(7)	2.60	(7)	63
SDR	8.60	0.23	1.53		1.76	(0.19)	—	—	(0.19)	10.17	20.70		448,891	0.83		0.75		2.43		63

For the Year Ended October 31, 2016
A	$8.48	$0.15	$0.17	(8)	$0.32	$(0.19)	$—	$—	$(0.19)	$8.61	3.88%		$27,751	1.47%		1.14%		1.80%		94%
C(9)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	1.80	(7)	1.80	(7)	(1.10	)(7)	94
I	8.47	0.18	0.16	(8)	0.34	(0.21)	—	—	(0.21)	8.60	4.27		183,321	1.22		0.89		2.15		94
R3(9)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	1.48	(7)	1.48	(7)	(0.73	)(7)	94
R4(9)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	1.19	(7)	1.19	(7)	(0.37	)(7)	94
R5(9)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	0.91	(7)	0.91	(7)	0.73	(7)	94
Y(9)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	0.80	(7)	0.80	(7)	–	(7)	94
SDR	8.46	0.20	0.16	(8)	0.36	(0.22)	—	—	(0.22)	8.60	4.44		221,643	1.06		0.75		2.37		94

For the Year Ended October 31, 2015
A	$9.46	$0.20	$(0.68	)(8)	$(0.48)	$(0.24)	$(0.26)	$—	$(0.50)	$8.48	(5.27)%		$19,330	1.48%		1.17%		2.21%		90%
I	9.46	0.22	(0.69	)(8)	(0.47)	(0.26)	(0.26)	—	(0.52)	8.47	(5.12)		218,467	1.22		0.91		2.45		90
SDR(10)	8.79	0.24	(0.38)		(0.14)	(0.19)	—	—	(0.19)	8.46	(1.62	)(6)	75,256	1.08	(7)	0.76	(7)	3.18	(7)	90

The accompanying notes are an integral part of these financial statements.

74

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Schroders International Stock Fund(4)

For the Year Ended October 31, 2019
A	$12.46	$0.17	$1.18		$1.35	$(0.15)	$(0.75)	$—	$(0.90)	$12.91	12.04%		$46,241	1.16%		1.14%		1.42%		37%
C	11.90	0.10	1.10		1.20	(0.10)	(0.75)	—	(0.85)	12.25	11.16		3,530	1.90		1.87		0.88		37
I	12.09	0.21	1.13		1.34	(0.17)	(0.75)	—	(0.92)	12.51	12.39		218,391	0.86		0.83		1.81		37
R3	12.08	0.16	1.13		1.29	(0.15)	(0.75)	—	(0.90)	12.47	11.93		190	1.44		1.33		1.35		37
R4	12.09	0.15	1.17		1.32	(0.16)	(0.75)	—	(0.91)	12.50	12.15		292	1.12		1.05		1.24		37
R5	12.10	0.15	1.19		1.34	(0.17)	(0.75)	—	(0.92)	12.52	12.33		1,066	0.80		0.78		1.21		37
Y	12.11	0.21	1.12		1.33	(0.17)	(0.75)	—	(0.92)	12.52	12.38		676	0.87		0.84		1.80		37
F	12.10	0.22	1.12		1.34	(0.17)	(0.75)	—	(0.92)	12.52	12.47		70,305	0.78		0.76		1.85		37
SDR	12.10	0.21	1.14		1.35	(0.18)	(0.75)	—	(0.93)	12.52	12.45		100,663	0.80		0.76		1.80		37

For the Year Ended October 31, 2018
A	$13.62	$0.19	$(1.22)		$(1.03)	$(0.13)	$—	$—	$(0.13)	$12.46	(7.63)%		$11,234	1.25%		1.16%		1.40%		65%
C	13.11	0.13	(1.21)		(1.08)	(0.13)	—	—	(0.13)	11.90	(8.33)		1,824	2.01		1.92		0.97		65
I	13.20	0.22	(1.17)		(0.95)	(0.16)	—	—	(0.16)	12.09	(7.32)		129,528	0.93		0.85		1.70		65
R3	13.19	0.21	(1.19)		(0.98)	(0.13)	—	—	(0.13)	12.08	(7.49)		12	1.61		1.02		1.59		65
R4	13.20	0.22	(1.19)		(0.97)	(0.14)	—	—	(0.14)	12.09	(7.42)		12	1.31		0.97		1.64		65
R5	13.22	0.22	(1.18)		(0.96)	(0.16)	—	—	(0.16)	12.10	(7.36)		12	1.01		0.90		1.69		65
Y	13.23	0.12	(1.07)		(0.95)	(0.17)	—	—	(0.17)	12.11	(7.32)		5,693	0.90		0.81		0.97		65
F	13.22	0.22	(1.17)		(0.95)	(0.17)	—	—	(0.17)	12.10	(7.32)		9,204	0.89		0.80		1.69		65
SDR	13.23	0.23	(1.18)		(0.95)	(0.18)	—	—	(0.18)	12.10	(7.33)		67,339	0.89		0.80		1.71		65

For the Year Ended October 31, 2017
A	$11.02	$0.12	$2.64		$2.76	$(0.16)	$—	$—	$(0.16)	$13.62	25.41%		$5,930	1.32%		1.20%		0.98%		53%
C	10.69	(0.02)	2.60		2.58	(0.16)	—	—	(0.16)	13.11	24.60		321	2.01		1.94		(0.13)		53
I	10.69	0.14	2.55		2.69	(0.18)	—	—	(0.18)	13.20	25.69		116,660	1.02		0.95		1.24		53
R3	10.69	0.12	2.55		2.67	(0.17)	—	—	(0.17)	13.19	25.45		13	1.62		1.18		1.04		53
R4	10.69	0.13	2.56		2.69	(0.18)	—	—	(0.18)	13.20	25.61		13	1.34		1.08		1.15		53
R5	10.69	0.16	2.55		2.71	(0.18)	—	—	(0.18)	13.22	25.88		13	1.02		0.90		1.34		53
Y	10.69	0.13	2.59		2.72	(0.18)	—	—	(0.18)	13.23	25.99		115	0.88		0.79		1.04		53
F(5)	10.87	0.04	2.31		2.35	—	—	—	—	13.22	21.62	(6)	844	0.85	(7)	0.80	(7)	0.52	(7)	53
SDR	10.70	0.17	2.55		2.72	(0.19)	—	—	(0.19)	13.23	25.88		77,051	0.86		0.80		1.45		53

For the Year Ended October 31, 2016
A	$11.35	$0.12	$(0.35	)(8)	$(0.23)	$(0.10)	$—	$—	$(0.10)	$11.02	(2.01)%		$3,217	1.45%		1.18%		1.11%		53%
C(9)	10.64	(0.01)	0.06		0.05	—	—	—	—	10.69	0.47	(6)	10	1.77	(7)	1.77	(7)	(1.77	)(7)	53
I	11.01	0.14	(0.33	)(8)	(0.19)	(0.13)	—	—	(0.13)	10.69	(1.70)		82,726	1.20		0.92		1.33		53
R3(9)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(6)	10	1.47	(7)	1.47	(7)	(1.47	)(7)	53
R4(9)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(6)	10	1.17	(7)	1.17	(7)	(1.17	)(7)	53
R5(9)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(6)	10	0.89	(7)	0.89	(7)	(0.87	)(7)	53
Y(9)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(6)	10	0.78	(7)	0.78	(7)	(0.78	)(7)	53
SDR	11.02	0.16	(0.33	)(8)	(0.17)	(0.15)	—	—	(0.15)	10.70	(1.54)		64,263	1.07		0.79		1.54		53

For the Year Ended October 31, 2015
A	$11.93	$0.05	$(0.18)		$(0.13)	$—	$(0.45)	$—	$(0.45)	$11.35	(1.08)%		$3,921	1.38%		1.17%		0.46%		45%
I	11.86	0.12	(0.23	)(8)	(0.11)	(0.29)	(0.45)	—	(0.74)	11.01	(0.89)		104,237	1.19		0.95		1.02		45
SDR(10)	10.88	0.17	(0.03)		0.14	—	—	—	—	11.02	1.29	(6)	54,747	1.09	(7)	0.81	(7)	1.78	(7)	45

Hartford Schroders Securitized Income Fund

For the Period Ended October 31, 2019(11)
A	$10.00	$0.17	$0.03		$0.20	$(0.14)	$—	$—	$(0.14)	$10.06	2.04	%(6)	$3,571	1.58	%(7)(12)	1.00	%(7)(13)(14)	2.49	%(7)(15)	35%
I	10.00	0.17	0.04		0.21	(0.15)	—	—	(0.15)	10.06	2.09	(6)	4,633	1.33	(7)(12)	0.96	(7)(13)(14)	2.52	(7)(15)	35
Y	10.00	0.17	0.04		0.21	(0.15)	—	—	(0.15)	10.06	2.13	(6)	3,583	1.27	(7)(12)	0.91	(7)(13)(14)	2.58	(7)(15)	35
F	10.00	0.18	0.03		0.21	(0.16)	—	—	(0.16)	10.05	2.06	(6)	2,544	1.26	(7)(12)	0.89	(7)(13)(14)	2.61	(7)(15)	35
SDR	10.00	0.17	0.04		0.21	(0.16)	—	—	(0.16)	10.05	2.19	(6)	80,616	1.24	(7)(12)	0.86	(7)(13)(14)	2.55	(7)(15)	35

The accompanying notes are an integral part of these financial statements.

75

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Schroders Tax-Aware Bond Fund(4)

For the Year Ended October 31, 2019
A	$10.66	$0.23	$0.80	$1.03	$(0.23)	$(0.12)	$—	$(0.35)	$11.34	9.79%		$36,158	0.83%		0.71%		2.08%		161%
C	10.65	0.14	0.80	0.94	(0.13)	(0.12)	—	(0.25)	11.34	8.91		7,894	1.61		1.54		1.26		161
I	10.67	0.26	0.79	1.05	(0.26)	(0.12)	—	(0.38)	11.34	9.95		209,719	0.61		0.48		2.31		161
Y	10.67	0.26	0.79	1.05	(0.25)	(0.12)	—	(0.37)	11.35	9.98		204	0.60		0.53		2.31		161
F	10.67	0.26	0.80	1.06	(0.26)	(0.12)	—	(0.38)	11.35	10.06		20,569	0.53		0.46		2.33		161
SDR	10.66	0.26	0.80	1.06	(0.26)	(0.12)	—	(0.38)	11.34	10.08		60,005	0.53		0.46		2.38		161

For the Year Ended October 31, 2018
A	$11.08	$0.23	$(0.42)	$(0.19)	$(0.22)	$(0.01)	$—	$(0.23)	$10.66	(1.77)%		$25,186	0.86%		0.71%		2.07%		161%
C	11.07	0.14	(0.43)	(0.29)	(0.12)	(0.01)	—	(0.13)	10.65	(2.64)		4,819	1.62		1.53		1.24		161
I	11.10	0.25	(0.42)	(0.17)	(0.25)	(0.01)	—	(0.26)	10.67	(1.59)		120,282	0.62		0.46		2.31		161
Y	11.10	0.25	(0.43)	(0.18)	(0.24)	(0.01)	—	(0.25)	10.67	(1.63)		214	0.57		0.48		2.30		161
F	11.10	0.26	(0.44)	(0.18)	(0.24)	(0.01)	—	(0.25)	10.67	(1.60)		8,689	0.55		0.46		2.36		161
SDR	11.09	0.25	(0.43)	(0.18)	(0.24)	(0.01)	—	(0.25)	10.66	(1.60)		59,590	0.55		0.46		2.30		161

For the Year Ended October 31, 2017
A	$11.19	$0.20	$(0.07)	$0.13	$(0.20)	$(0.04)	$—	$(0.24)	$11.08	1.20%		$22,948	0.86%		0.71%		1.83%		72%
C	11.20	0.11	(0.07)	0.04	(0.13)	(0.04)	—	(0.17)	11.07	0.40		4,712	1.58		1.50		0.96		72
I	11.21	0.23	(0.07)	0.16	(0.23)	(0.04)	—	(0.27)	11.10	1.45		147,851	0.58		0.46		2.10		72
Y	11.20	0.23	(0.07)	0.16	(0.22)	(0.04)	—	(0.26)	11.10	1.53		10	0.54		0.46		2.08		72
F(5)	10.93	0.14	0.17	0.31	(0.14)	—	—	(0.14)	11.10	2.85	(6)	2,377	0.53	(7)	0.46	(7)	1.96	(7)	72
SDR	11.20	0.23	(0.07)	0.16	(0.23)	(0.04)	—	(0.27)	11.09	1.46		70,615	0.54		0.46		2.12		72

For the Year Ended October 31, 2016
A	$10.84	$0.25	$0.35	$0.60	$(0.25)	$—	$—	$(0.25)	$11.19	5.61%		$8,648	0.90%		0.70%		2.22%		42%
C(9)	11.23	—	(0.01)	(0.01)	(0.02)	—	—	(0.02)	11.20	(0.10	)(6)	10	1.46	(7)	1.45	(7)	1.47	(7)	42
I	10.84	0.28	0.37	0.65	(0.28)	—	—	(0.28)	11.21	6.02		82,088	0.66		0.45		2.55		42
Y(9)	11.23	0.01	(0.02)	(0.01)	(0.02)	—	—	(0.02)	11.20	(0.08	)(6)	10	0.46	(7)	0.45	(7)	2.56	(7)	42
SDR(9)	11.23	0.01	(0.02)	(0.01)	(0.02)	—	—	(0.02)	11.20	(0.08	)(6)	66,275	0.47	(7)	0.46	(7)	4.71	(7)	42

For the Year Ended October 31, 2015
A	$10.93	$0.25	$(0.10)	$0.15	$(0.24)	$—	$—	$(0.24)	$10.84	1.42	%(6)	$1,039	1.01	%(7)	0.71	%(7)	2.77	%(7)	36%
I	11.09	0.32	(0.10)	0.22	(0.32)	(0.15)	—	(0.47)	10.84	2.00		105,036	0.70		0.46		2.93		36

Hartford Schroders US MidCap Opportunities Fund(4)

For the Year Ended October 31, 2019
A	$13.68	$0.02	$1.58	$1.60	$—	$(0.27)	$—	$(0.27)	$15.01	12.12%		$87,831	1.27%		1.27%		0.14%		39%
C	13.97	(0.09)	1.60	1.51	—	(0.27)	—	(0.27)	15.21	11.29		60,195	2.02		2.02		(0.61)		39
I	14.24	0.06	1.64	1.70	(0.04)	(0.27)	—	(0.31)	15.63	12.41		496,725	1.00		1.00		0.42		39
R3	14.09	(0.04)	1.63	1.59	—	(0.27)	—	(0.27)	15.41	11.69		1,423	1.62		1.62		(0.25)		39
R4	14.17	0.01	1.64	1.65	(0.02)	(0.27)	—	(0.29)	15.53	12.09		627	1.32		1.32		0.09		39
R5	14.24	0.06	1.62	1.68	(0.05)	(0.27)	—	(0.32)	15.60	12.32		1,476	1.02		1.02		0.39		39
Y	14.24	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.63	12.50		116,557	0.97		0.95		0.44		39
F	14.25	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.64	12.52		54,955	0.91		0.91		0.48		39
SDR	14.28	0.07	1.64	1.71	(0.05)	(0.27)	—	(0.32)	15.67	12.49		82,604	0.91		0.91		0.48		39

For the Year Ended October 31, 2018
A	$13.97	$0.01	$(0.10)	$(0.09)	$—	$(0.20)	$—	$(0.20)	$13.68	(0.66)%		$96,491	1.26%		1.25%		0.05%		37%
C	14.37	(0.11)	(0.09)	(0.20)	—	(0.20)	—	(0.20)	13.97	(1.49)		67,037	2.02		2.01		(0.72)		37
I	14.52	0.05	(0.11)	(0.06)	(0.02)	(0.20)	—	(0.22)	14.24	(0.44)		648,971	0.99		0.98		0.31		37
R3	14.43	(0.05)	(0.09)	(0.14)	—	(0.20)	—	(0.20)	14.09	(1.06)		950	1.63		1.60		(0.31)		37
R4	14.48	—	(0.10)	(0.10)	(0.01)	(0.20)	—	(0.21)	14.17	(0.74)		775	1.33		1.30		(0.03)		37
R5	14.51	0.04	(0.09)	(0.05)	(0.02)	(0.20)	—	(0.22)	14.24	(0.42)		1,864	1.03		1.00		0.26		37
Y	14.53	0.04	(0.10)	(0.06)	(0.03)	(0.20)	—	(0.23)	14.24	(0.46)		108,680	0.96		0.94		0.25		37
F	14.53	0.06	(0.11)	(0.05)	(0.03)	(0.20)	—	(0.23)	14.25	(0.37)		45,449	0.91		0.90		0.38		37
SDR	14.56	0.06	(0.11)	(0.05)	(0.03)	(0.20)	—	(0.23)	14.28	(0.37)		57,898	0.91		0.90		0.38		37

The accompanying notes are an integral part of these financial statements.

76

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Schroders US MidCap Opportunities Fund(4) – (continued)

For the Year Ended October 31, 2017
A	$11.98	$(0.02)	$2.22	$2.20	$(0.02)	$(0.19)	$—	$(0.21)	$13.97	18.57%		$116,594	1.28%		1.27%		(0.12)%		54%
C	12.41	(0.13)	2.31	2.18	(0.03)	(0.19)	—	(0.22)	14.37	17.75		48,121	2.04		2.02		(0.94)		54
I	12.42	0.02	2.30	2.32	(0.03)	(0.19)	—	(0.22)	14.52	18.91		620,850	1.02		1.01		0.15		54
R3	12.41	(0.07)	2.30	2.23	(0.02)	(0.19)	—	(0.21)	14.43	18.28		425	1.64		1.60		(0.49)		54
R4	12.42	(0.04)	2.31	2.27	(0.02)	(0.19)	—	(0.21)	14.48	18.52		274	1.39		1.30		(0.28)		54
R5	12.42	0.02	2.29	2.31	(0.03)	(0.19)	—	(0.22)	14.51	18.82		56	1.14		1.00		0.18		54
Y	12.42	0.02	2.31	2.33	(0.03)	(0.19)	—	(0.22)	14.53	19.00		11,479	0.96		0.94		0.16		54
F(5)	13.63	0.01	0.89	0.90	—	—	—	—	14.53	6.60	(6)	8,436	0.91	(7)	0.90	(7)	0.14	(7)	54
SDR	12.44	0.03	2.31	2.34	(0.03)	(0.19)	—	(0.22)	14.56	19.06		21,490	0.91		0.90		0.24		54

For the Year Ended October 31, 2016
A	$12.36	$0.02	$0.89 (8)	$0.91	$—	$(1.29)	$—	$(1.29)	$11.98	8.40%		$32,399	1.67%		1.26%		0.15%		72%
C(9)	12.49	(0.01)	(0.07)	(0.08)	—	—	—	—	12.41	(0.64	)(6)	10	1.86	(7)	1.86	(7)	(1.49	)(7)	72
I	12.74	0.05	0.92 (8)	0.97	—	(1.29)	—	(1.29)	12.42	8.68		177,197	1.44		1.01		0.45		72
R3(9)	12.49	—	(0.08)	(0.08)	—	—	—	—	12.41	(0.64	)(6)	10	1.54	(7)	1.54	(7)	(1.18	)(7)	72
R4(9)	12.49	—	(0.07)	(0.07)	—	—	—	—	12.42	(0.56	)(6)	10	1.25	(7)	1.25	(7)	(0.89	)(7)	72
R5(9)	12.49	—	(0.07)	(0.07)	—	—	—	—	12.42	(0.56	)(6)	10	0.97	(7)	0.97	(7)	(0.57	)(7)	72
Y(9)	12.49	—	(0.07)	(0.07)	—	—	—	—	12.42	(0.56	)(6)	10	0.86	(7)	0.86	(7)	(0.49	)(7)	72
SDR	12.76	0.06	0.92 (8)	0.98	(0.01)	(1.29)	—	(1.30)	12.44	8.77		5,111	1.33		0.88		0.47		72

For the Year Ended October 31, 2015
A	$13.56	$(0.03)	$0.85 (8)	$0.82	$—	$(2.02)	$—	$(2.02)	$12.36	7.00%		$5,541	1.85%		1.30%		(0.21)%		56%
I	13.89	0.01	0.86 (8)	0.87	—	(2.02)	—	(2.02)	12.74	7.23		50,126	1.60		1.05		0.05		56
SDR(10)	12.36	—	0.40	0.40	—	—	—	—	12.76	3.24	(6)	1,935	1.51	(7)	0.90	(7)	0.03	(7)	56

Hartford Schroders US Small Cap Opportunities Fund(4)

For the Year Ended October 31, 2019
A	$25.55	$0.02	$2.38	$2.40	$(0.01)	$(2.25)	$—	$(2.26)	$25.69	11.21%		$20,928	1.43%		1.35%		0.07%		45%
C	26.20	(0.16)	2.44	2.28	—	(2.25)	—	(2.25)	26.23	10.43		7,096	2.18		2.10		(0.65)		45
I	26.71	0.10	2.50	2.60	(0.06)	(2.25)	—	(2.31)	27.00	11.59		140,024	1.11		1.04		0.40		45
R3	26.53	(0.05)	2.48	2.43	—	(2.25)	—	(2.25)	26.71	10.90		111	1.74		1.63		(0.21)		45
R4	26.68	—	2.54	2.54	(0.04)	(2.25)	—	(2.29)	26.93	11.33		259	1.44		1.31		(0.01)		45
R5	26.70	0.08	2.51	2.59	(0.06)	(2.25)	—	(2.31)	26.98	11.56		78	1.12		1.05		0.31		45
Y	26.73	0.11	2.50	2.61	(0.09)	(2.25)	—	(2.34)	27.00	11.62		25,883	1.08		1.01		0.43		45
F	26.74	0.12	2.51	2.63	(0.09)	(2.25)	—	(2.34)	27.03	11.69		4,483	1.02		0.95		0.47		45
SDR	26.78	0.13	2.49	2.62	(0.09)	(2.25)	—	(2.34)	27.06	11.67		11,328	1.02		0.95		0.50		45

For the Year Ended October 31, 2018
A	$27.97	$(0.02)	$(0.04)	$(0.06)	$—	$(2.36)	$—	$(2.36)	$25.55	(0.34)%		$13,976	1.43%		1.34%		(0.08)%		42%
C	28.82	(0.23)	(0.03)	(0.26)	—	(2.36)	—	(2.36)	26.20	(1.08)		6,892	2.18		2.09		(0.84)		42
I	29.14	0.07	(0.05)	0.02	(0.09)	(2.36)	—	(2.45)	26.71	(0.05)		109,710	1.12		1.04		0.25		42
R3	29.06	(0.08)	(0.05)	(0.13)	(0.04)	(2.36)	—	(2.40)	26.53	(0.58)		66	1.75		1.58		(0.30)		42
R4	29.08	0.04	(0.04)	—	(0.04)	(2.36)	—	(2.40)	26.68	(0.11)		11	1.45		1.13		0.12		42
R5	29.11	0.07	(0.05)	0.02	(0.07)	(2.36)	—	(2.43)	26.70	(0.02)		19	1.15		1.05		0.23		42
Y	29.14	0.09	(0.05)	0.04	(0.09)	(2.36)	—	(2.45)	26.73	0.03		23,507	1.03		0.95		0.33		42
F	29.15	0.08	(0.04)	0.04	(0.09)	(2.36)	—	(2.45)	26.74	0.04		2,841	1.03		0.95		0.30		42
SDR	29.19	0.13	(0.08)	0.05	(0.10)	(2.36)	—	(2.46)	26.78	0.07		10,952	1.03		0.95		0.44		42

The accompanying notes are an integral part of these financial statements.

77

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Schroders US Small Cap Opportunities Fund(4) – (continued)

For the Year Ended October 31, 2017
A	$23.78	$(0.07)	$5.71	$5.64	$(0.07)	$(1.38)	$—	$(1.45)	$27.97	24.43%		$17,379	1.41%		1.35%		(0.25)%		69%
C	24.66	(0.27)	5.90	5.63	(0.09)	(1.38)	—	(1.47)	28.82	23.50		4,426	2.14		2.08		(1.00)		69
I	24.67	0.05	5.90	5.95	(0.10)	(1.38)	—	(1.48)	29.14	24.85		124,651	1.05		1.00		0.20		69
R3	24.67	(0.07)	5.91	5.84	(0.07)	(1.38)	—	(1.45)	29.06	24.36		54	1.76		1.38		(0.27)		69
R4	24.67	(0.01)	5.88	5.87	(0.08)	(1.38)	—	(1.46)	29.08	24.51		11	1.46		1.22		(0.03)		69
R5	24.67	0.04	5.88	5.92	(0.10)	(1.38)	—	(1.48)	29.11	24.72		20	1.25		1.05		0.13		69
Y	24.67	(0.05)	6.00	5.95	(0.10)	(1.38)	—	(1.48)	29.14	24.86		26,227	1.04		0.95		(0.17)		69
F(5)	26.78	0.02	2.35	2.37	—	—	—	—	29.15	8.85	(6)	1,256	1.00	(7)	0.96	(7)	0.10	(7)	69
SDR	24.71	0.05	5.91	5.96	(0.10)	(1.38)	—	(1.48)	29.19	24.86		32,525	1.00		0.95		0.17		69

For the Year Ended October 31, 2016
A	$24.46	$0.03	$1.14 (8)	$1.17	$—	$(1.85)	$—	$(1.85)	$23.78	5.33%		$2,579	1.65%		1.41%		0.12%		51%
C(9)	24.96	(0.01)	(0.29)	(0.30)	—	—	—	—	24.66	(1.20	)(6)	10	1.90	(7)	1.90	(7)	(1.70	)(7)	51
I	25.25	0.08	1.19 (8)	1.27	—	(1.85)	—	(1.85)	24.67	5.58		113,072	1.41		1.16		0.33		51
R3(9)	24.96	(0.01)	(0.28)	(0.29)	—	—	—	—	24.67	(1.16	)(6)	10	1.59	(7)	1.59	(7)	(1.39	)(7)	51
R4(9)	24.96	—	(0.29)	(0.29)	—	—	—	—	24.67	(1.16	)(6)	10	1.31	(7)	1.31	(7)	(1.10	)(7)	51
R5(9)	24.96	—	(0.29)	(0.29)	—	—	—	—	24.67	(1.16	)(6)	10	1.02	(7)	1.02	(7)	(0.80	)(7)	51
Y(9)	24.96	—	(0.29)	(0.29)	—	—	—	—	24.67	(1.16	)(6)	10	0.91	(7)	0.91	(7)	(0.70	)(7)	51
SDR	25.25	0.12	1.19 (8)	1.31	—	(1.85)	—	(1.85)	24.71	5.74		6,806	1.26		1.02		0.50		51

For the Year Ended October 31, 2015
A	$26.66	$(0.11)	$0.93	$0.82	$—	$(3.02)	$—	$(3.02)	$24.46	3.50%		$937	1.66%		1.58%		(0.46)%		49%
I	27.36	(0.05)	0.96 (8)	0.91	—	(3.02)	—	(3.02)	25.25	3.76		128,250	1.39		1.31		(0.18)		49
SDR(16)	23.83	(0.02)	1.44	1.42	—	—	—	—	25.25	5.96	(6)	21	1.90	(7)	1.05	(7)	(0.95	)(7)	49

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)

Prior to October 24, 2016 this Fund operated under a different name. Effective before the opening of business on October 24, 2016, the Advisor, Investor, and R6 share classes were redesignated as Class A, I, and SDR, respectively.

(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)	Includes redemption fees. Amount was less than $0.01 per share.
(9)	Commenced operations on October 24, 2016.
(10)	Commenced operations on December 30, 2014.
(11)	Commenced operations on February 28, 2019.
(12)

The ratio of expenses before adjustments to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 1.39%, 1.14%, 1.09%, 1.07% and 1.07% for Class A, Class I, Class Y, Class F and Class SDR, respectively.

(13)

The ratio of expenses after adjustments to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 0.79%, 0.76%, 0.70%, 0.68% and 0.70% for Class A, Class I, Class Y, Class F and Class SDR, respectively. This includes the impact of certain non-contractual waivers.

(14)

Includes the impact of certain non-contractual waivers. Please see the fee table in the Fund’s prospectus for the Fund’s estimated total annual fund operating expenses (before and after contractual waivers and/or reimbursements).

(15)

The ratio of net investment income to average net assets excluding interest expense for the period February 28, 2019 through October 31, 2019 was 2.68%, 2.71%, 2.77%, 2.81% and 2.71% for Class A, Class I, Class Y, Class F and Class SDR, respectively.

(16)	Commenced operations on September 28, 2015.

The accompanying notes are an integral part of these financial statements.

78

Hartford Schroders Funds

Notes to Financial Statements

October 31, 2019

1.	Organization:

The Hartford Mutual Funds II, Inc. (the “Company”) is an open-end registered management investment company comprised of thirteen series, as of October 31, 2019. Financial statements of each series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds II, Inc.:

Hartford Schroders Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”)

Hartford Schroders Emerging Markets Multi-Sector Bond Fund (the “Emerging Markets Multi-Sector Bond Fund”)

Hartford Schroders International Multi-Cap Value Fund (the “International Multi-Cap Value Fund”)

Hartford Schroders International Stock Fund (the “International Stock Fund”)

Hartford Schroders Securitized Income Fund (the “Securitized Income Fund”)

Hartford Schroders Tax-Aware Bond Fund (the “Tax-Aware Bond Fund”)

Hartford Schroders US MidCap Opportunities Fund (the “US MidCap Opportunities Fund”) (formerly, Hartford Schroders US Small/Mid Cap Opportunities Fund)

Hartford Schroders US Small Cap Opportunities Fund (the “US Small Cap Opportunities Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Multi-Sector Bond Fund, is a diversified open-end management investment company. Emerging Markets Multi-Sector Bond Fund is a non-diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification-Topic 946, “Financial Services – Investment Companies”.

The Securitized Income Fund commenced operations on February 28, 2019. Each Fund has registered for sale Class A, Class I, Class Y, Class F and Class SDR shares. In addition, each Fund, except Securitized Income Fund and Tax-Aware Bond Fund, has registered for sale Class R3, Class R4 and Class R5 shares. Each Fund, except Securitized Income Fund, has also registered for sale Class C shares. Class A shares of each Fund, except Emerging Markets Multi-Sector Bond Fund, Securitized Income Fund and Tax-Aware Bond Fund, are sold with a front-end sales charge of up to 5.50%. Class A shares of Emerging Markets Multi-Sector Bond Fund and Tax-Aware Bond Fund are sold with a front-end sales charge of up to 4.50%. Class A shares of Securitized Income Fund are sold with a front-end sales charge up to 3.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, Y, F and SDR shares do not have a sales charge. Emerging Markets Equity Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of the Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the

79

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2019

relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment

80

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2019

structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.

Please refer to Note 8 for Securities Lending Information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

81

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2019

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Emerging Markets Equity Fund, International Stock Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Securitized Income Fund and Tax-Aware Bond Fund is to pay dividends from net investment income, if any, monthly, and realized gains, if any, at least once a year. The policy of Emerging Markets Multi-Sector Bond Fund and International Multi-Cap Value Fund is to pay dividends from net investment income, if any, quarterly, and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earning and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2019.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of October 31, 2019.

c)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2019.

d)

Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2019.

e)

Reverse Repurchase Agreements – Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.

82

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2019

For the period February 28, 2019 (commencement of operations) through October 31, 2019, the Securitized Income Fund had used Reverse Repurchase Agreements.

For the period February 28, 2019 (commencement of operations) through October 31, 2019, the Securitized Income Fund had an outstanding reverse repurchase agreement balance for 245 days. The average amount of borrowings was $1,519,608 and the annualized weighted average interest rate was 2.37% during the 245 days period since inception.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under a master repurchase agreement (“MRA”) and net of the related collateral received/pledged by the Securitized Income Fund as of October 31, 2019:

Counterparty	Reverse Repurchase Agreement	Collateral Pledged[1]	Net Amount[2]
JP Morgan Chase Bank	$4,744,550	$(4,744,550)	$—

	$4,744,550	$(4,744,550)	$—

[1]

Collateral with a value of $5,297,261 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended October 31, 2019, each of Emerging Markets Multi-Sector Bond Fund and International Multi-Cap Value Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year or period ended October 31, 2019, each of Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, Securitized Income Fund and Tax- Aware Bond Fund had used Futures Contracts.

c)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of

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October 31, 2019

the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the year ended October 31, 2019, Emerging Market Multi-Sector Bond Fund had used Credit Default Swaps.

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October 31, 2019

d)	Additional Derivative Instrument Information:

Emerging Markets Multi-Sector Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$754,471	$—	$—	$—	$—	$754,471
Unrealized appreciation on swap contracts(2)	—	—	5,087	—	—	—	5,087

Total	$—	$754,471	$5,087	$—	$—	$—	$759,558

Liabilities:
Unrealized depreciation on futures contracts(1)	$6,047	$—	$—	$—	$—	$—	$6,047
Unrealized depreciation on foreign currency contracts	—	1,218,050	—	—	—	—	1,218,050
Unrealized depreciation on swap contracts(2)	—	—	4,422	—	—	—	4,422

Total	$6,047	$1,218,050	$4,422	$—	$—	$—	$1,228,519

(1)

Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$168,507	$—	$—	$—	$—	$—	$168,507
Net realized gain (loss) on swap contracts	—	—	184,142	—	—	—	184,142
Net realized gain (loss) on foreign currency contracts	—	(272,726)	—	—	—	—	(272,726)

Total	$168,507	$(272,726)	$184,142	$—	$—	$—	$79,923

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(6,047)	$—	$—	$—	$—	$—	$(6,047)
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	(29,693)	—	—	—	(29,693)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(942,748)	—	—	—	—	(942,748)

Total	$(6,047)	$(942,748)	$(29,693)	$—	$—	$—	$(978,488)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	23
Swap Contracts at Notional Amount	$11,204,000
Foreign Currency Contracts Purchased at Contract Amount	$43,157,527
Foreign Currency Contracts Sold at Contract Amount	$39,868,612

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October 31, 2019

International Multi-Cap Value Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$99,028	$—	$—	$—	$—	$99,028

Total	$—	$99,028	$—	$—	$—	$—	$99,028

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$(302,314)	$—	$—	$(302,314)
Net realized gain (loss) on foreign currency contracts	—	(1,755,681)	—	—	—	—	(1,755,681)

Total	$—	$(1,755,681)	$—	$(302,314)	$—	$—	$(2,057,995)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$1,101,839	$—	$—	$1,101,839
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	844,678	—	—	—	—	844,678

Total	$—	$844,678	$—	$1,101,839	$—	$—	$1,946,517

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	464
Foreign Currency Contracts Purchased at Contract Amount	$10,153,135
Foreign Currency Contracts Sold at Contract Amount	$16,876,330

Securitized Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$234,239	$—	$—	$—	$—	$234,239

Total	$—	$234,239	$—	$—	$—	$—	$234,239

(1)

Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

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October 31, 2019

Securitized Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(71,829)	$361,549	$—	$—	$—	$—	$289,720

Total	$(71,829)	$361,549	$—	$—	$—	$—	$289,720

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$(234,239)	$—	$—	$—	$—	$(234,239)

Total	$—	$(234,239)	$—	$—	$—	$—	$(234,239)

For the period ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	16
Futures Contracts Short at Number of Contracts	(91)

Tax-Aware Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$29,918	$—	$—	$—	$—	$—	$29,918

Total	$29,918	$—	$—	$—	$—	$—	$29,918

Liabilities:
Unrealized depreciation on futures contracts(1)	$3,363	$—	$—	$—	$—	$—	$3,363

Total	$3,363	$—	$—	$—	$—	$—	$3,363

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$88,921	$—	$—	$—	$—	$—	$88,921

Total	$88,921	$—	$—	$—	$—	$—	$88,921

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$22,924	$—	$—	$—	$—	$—	$22,924

Total	$22,924	$—	$—	$—	$—	$—	$22,924

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October 31, 2019

Tax-Aware Bond Fund – (continued)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	71
Futures Contracts Short at Number of Contracts	(44)

e)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2019:

Emerging Markets Multi-Sector Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$754,471	$(1,218,050)
Futures contracts	—	(6,047)
Swap contracts	5,087	(4,422)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	759,558	(1,228,519)

Derivatives not subject to a MNA	—	6,047

Total gross amount of assets and liabilities subject to MNA or similar agreements	$759,558	$(1,222,472)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$431,089	$(431,089)	$—	$—	$—
JP Morgan Chase & Co.	125,789	(125,789)	—	—	—
UBS AG	202,680	(202,680)	—	—	—

Total	$759,558	$(759,558)	$—	$—	$—

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(793,688)	$431,089	$—	$362,599	$—
JP Morgan Chase & Co.	(163,981)	125,789	—	—	(38,192)
UBS AG	(264,803)	202,680	—	62,123	—

Total	$(1,222,472)	$759,558	$—	$424,722	$(38,192)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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October 31, 2019

International Multi-Cap Value Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(99,028)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(99,028)
Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(99,028)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(4,386)	$—	$—	$—	$(4,386)
UBS AG	(94,642)	—	—	—	(94,642)

Total	$(99,028)	$—	$—	$—	$(99,028)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Securitized Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(234,239)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(234,239)
Derivatives not subject to a MNA	—	234,239

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Tax-Aware Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$29,918	$(3,363)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	29,918	(3,363)
Derivatives not subject to a MNA	(29,918)	3,363

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater

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October 31, 2019

price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2019. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2019 and October 31, 2018 are as follows:

	For the Period Ended October 31, 2019				For the Year Ended October 31, 2018
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
Emerging Markets Equity Fund	$—	$39,644,839	$—	$—	$—	$24,238,168	$—	$—
Emerging Markets Multi-Sector Bond Fund	—	5,060,463	—	449,054	—	4,432,188	1,034,146	2,626,104
International Multi-Cap Value Fund	—	84,909,372	18,475,074	—	—	64,900,706	—	—
International Stock Fund	—	9,083,992	8,985,009	—	—	2,346,035	—	—
Securitized Income Fund	—	896,077	—	—	—	—	—	—
Tax-Aware Bond Fund	3,566,783	2,140,618	2,272,801	—	3,817,404	1,301,064	231,010	—
US MidCap Opportunities Fund	—	7,239,899	14,900,220	—	—	9,081,501	4,163,310	—
US Small Cap Opportunities Fund	—	3,576,104	10,972,812	—	—	3,918,142	13,142,879	—

As of October 31, 2019, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Emerging Markets Equity Fund	$—	$81,282,868	$—	$(297,956,594)	$(2,012)	$749,781,708	$533,105,970
Emerging Markets Multi-Sector Bond Fund	—	—	—	(9,305,030)	—	1,561,064	(7,743,966)
International Multi-Cap Value Fund	—	23,105,815	—	(140,862,641)	(4,731)	1,553,418	(116,208,139)
International Stock Fund	—	5,533,109	—	(7,362,447)	—	45,351,112	43,521,774
Securitized Income Fund	—	63,960	33,289	—	—	97,294	194,543
Tax-Aware Bond Fund	409,198	3,671,801	3,237,890	—	(10,546)	10,043,223	17,351,566
US MidCap Opportunities Fund	—	1,439,632	5,998,266	—	(1,631)	149,899,333	157,335,600
US Small Cap Opportunities Fund	—	556,277	9,861,157	—	—	36,419,271	46,836,705

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or

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October 31, 2019

from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2019, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable earnings (loss)
US Small Cap Opportunities Fund	$1,106	$(1,106)

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2019 is different from book purposes primarily due to wash sale loss deferrals, passive foreign investment company (PFIC) mark-to-market adjustments and partnership adjustments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures, options, and PFICs. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Equity Fund	$2,818,116,264	$845,394,794	$(93,249,486)	$752,145,308
Emerging Markets Multi-Sector Bond Fund	91,501,003	4,379,148	(2,769,162)	1,609,986
International Multi-Cap Value Fund	2,064,873,292	122,084,869	(120,439,580)	1,645,289
International Stock Fund	403,463,185	57,660,777	(12,311,598)	45,349,179
Securitized Income Fund	100,959,391	577,214	(477,703)	99,511
Tax-Aware Bond Fund	323,891,811	10,056,410	(13,187)	10,043,223
US MidCap Opportunities Fund	769,319,224	174,202,296	(24,302,963)	149,899,333
US Small Cap Opportunities Fund	181,455,158	44,212,631	(7,793,362)	36,419,269

f)

Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period. At October 31, 2019 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration		Long-Term Capital Loss Carryforward with No Expiration
Emerging Markets Equity Fund	$224,002,332		$73,954,262
Emerging Markets Multi-Sector Bond Fund	6,854,984	*	2,450,046	*
International Multi-Cap Value Fund	50,292,899		90,569,742
International Stock Fund	2,117,965		5,244,482

*	Future utilization of losses are subject to limitation under current tax laws.

The Securitized Income Fund, Tax-Aware Bond Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2019.

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2019, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2019, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Schroder Investment Management North America Inc. (“SIMNA”) under a sub-advisory agreement and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement with respect to certain Funds. SIMNA performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. SIMNA Ltd. also performs daily investment of the assets for each of Emerging Markets Equity Fund, International Multi-Cap Value Fund, International Stock Fund and Tax-Aware Bond Fund. Each Fund pays a fee to HFMC, a portion of which may be used to compensate SIMNA.

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October 31, 2019

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2019; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Equity Fund	1.050% on first $1 billion and;
1.000% on next $4 billion and;
0.990% on next $5 billion and;
0.985% over $10 billion

Emerging Markets Multi-Sector Bond Fund	0.700% on first $1 billion and;
0.650% on next $4 billion and;
0.640% on next $5 billion and;
0.635% over $10 billion

International Multi-Cap Value Fund	0.720% on first $1 billion and;
0.680% on next $4 billion and;
0.675% on next $5 billion and;
0.670% over $10 billion

International Stock Fund	0.670% on first $1 billion and;
0.650% on next $4 billion and;
0.645% on next $5 billion and;
0.640% over $10 billion

Securitized Income Fund	0.650% on first $1 billion and;
0.600% over $1 billion

Tax-Aware Bond Fund	0.450% on first $1 billion and;
0.430% on next $4 billion and;
0.425% on next $5 billion and;
0.420% over $10 billion

US MidCap Opportunities Fund	0.850% on first $1 billion and;
0.800% on next $4 billion and;
0.790% on next $5 billion and;
0.785% over $10 billion

US Small Cap Opportunities Fund	0.900% on first $1 billion and;
0.890% on next $4 billion and;
0.880% on next $5 billion and;
0.870% over $10 billion

From November 1, 2018 through February 28, 2019, International Stock Fund paid the rate set forth below to HFMC for investment management services rendered. The rate was accrued daily and paid monthly based on the Fund’s average daily net assets.

International Stock Fund	0.750% on first $1 billion and;
0.700% on next $4 billion and;
0.690% on next $5 billion and;
0.685% over $10 billion

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund and Securitized Income Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and;	0.014%
Amount over $7 billion	0.010%

Tax-Aware Bond Fund, US MidCap Opportunities Fund and US Small Cap Opportunities Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.014%
next $3.5 billion and;	0.012%
Amount over $7 billion	0.010%

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

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c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 29, 2020 as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
Emerging Markets Multi-Sector Bond Fund(1)	1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.85%	0.75%	0.75%
International Stock Fund(1)	1.15%	1.95%	0.85%	1.45%	1.15%	0.85%	0.85%	0.75%	0.75%
Securitized Income Fund(1)	1.10%	N/A	0.85%	N/A	N/A	N/A	0.80%	0.70%	0.70%
Tax-Aware Bond Fund(1)	0.71%	1.59%	0.49%	N/A	N/A	N/A	0.56%	0.46%	0.46%
US Small Cap Opportunities Fund(1)	1.35%	2.10%	1.10%	1.65%	1.35%	1.05%	1.05%	0.95%	0.95%

(1)	Expense limitation was effective from March 1, 2019 through October 31, 2019.

From November 1, 2018 through February 28, 2019, except as noted in the footnote below, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y		Class F	Class SDR
Emerging Markets Multi-Sector Bond Fund	1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.85	%(1)	0.75%	0.75%
Emerging Markets Equity Fund	1.50%	2.25%	1.25%	1.80%	1.50%	1.20%	1.15%		1.10%	1.10%
International Multi-Cap Value Fund	1.15%	1.97%	0.90%	1.52%	1.22%	0.92%	0.87%		0.75%	0.75%
International Stock Fund	1.20%	1.95%	0.95%	1.50%	1.20%	0.90%	0.85%		0.80%	0.80%
Tax-Aware Bond Fund	0.71%	1.59%	0.46%	N/A	N/A	N/A	0.54%		0.46%	0.46%
US MidCap Opportunities Fund	1.30%	2.05%	1.05%	1.60%	1.30%	1.00%	0.95%		0.90%	0.90%
US Small Cap Opportunities Fund	1.35%	2.10%	1.10%	1.65%	1.35%	1.05%	1.00%		0.95%	0.95%

(1)

HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to the extent necessary to maintain total annual fund operating expenses for Class Y shares of the Emerging Markets Multi-Sector Bond Fund as follows: 0.80% through May 31, 2019. For periods where multiple expense caps are in effect, the lower cap will apply.

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year or period ended October 31, 2019, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
Emerging Markets Equity Fund	1.45%	2.17%	1.23%	1.72%	1.42%	1.19%	1.13%	1.07%	1.07%
Emerging Markets Multi-Sector Bond Fund	1.11%	1.90%	0.83%	0.88%	0.86%	0.81%	0.76%	0.75%	0.75%
International Multi-Cap Value Fund	1.12%	1.87%	0.86%	1.48%	1.18%	0.87%	0.80%	0.76%	0.76%
International Stock Fund	1.14%	1.87%	0.83%	1.33%	1.05%	0.78%	0.84%	0.76%	0.76%
Securitized Income Fund	0.98%	N/A	0.57%	N/A	N/A	N/A	0.89%	0.87%	0.87%
Tax-Aware Bond Fund	0.71%	1.54%	0.48%	N/A	N/A	N/A	0.53%	0.46%	0.46%
US MidCap Opportunities Fund	1.27%	2.02%	1.00%	1.62%	1.32%	1.02%	0.95%	0.91%	0.91%
US Small Cap Opportunities Fund	1.35%	2.10%	1.04%	1.63%	1.31%	1.05%	1.01%	0.95%	0.95%

e)

Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the period ended October 31, 2019, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Equity Fund	$60,143	$5,417
Emerging Markets Multi-Sector Bond Fund	861	298
International Multi-Cap Value Fund	441,476	25,128
International Stock Fund	405,852	1,767
Securitized Income Fund	1	N/A
Tax-Aware Bond Fund	133,964	7,874
US MidCap Opportunities Fund	180,840	11,933
US Small Cap Opportunities Fund	67,542	3,394

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October 31, 2019

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statement of Operations.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year or period ended October 31, 2019, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Equity Fund	$8,136
Emerging Markets Multi-Sector Bond Fund	244
International Multi-Cap Value Fund	4,582
International Stock Fund	684
Securitized Income Fund	59
Tax-Aware Bond Fund	539
US MidCap Opportunities Fund	2,347
US Small Cap Opportunities Fund	407

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%*
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class F	0.004%
Class SDR	0.004%

*	For the period November 1, 2018 through April 30, 2019, the specified amount for all Class Y shares was equal to 0.06% of average daily net assets.

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October 31, 2019

Effective March 1, 2019, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to maintain the transfer agency fees as follows:

Fund	Class Y
International Multi-Cap Value Fund	0.05%
US MidCap Opportunities Fund	0.07%

This contractual arrangement for each of these Funds will remain in effect until February 29, 2020 unless the Board of Directors approves its earlier termination.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the period ended October 31, 2019, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
Emerging Markets Equity Fund	0.13%	0.10%	0.17%	0.22%	0.11%	0.12%	0.06%	0.00%	0.00%
Emerging Markets Multi-Sector Bond Fund	0.11%	0.21%	0.08%	0.12%	0.11%	0.07%	0.01%	0.00%	0.00%
International Multi-Cap Value Fund	0.11%	0.11%	0.10%	0.22%	0.17%	0.11%	0.05%	0.00%	0.00%
International Stock Fund	0.13%	0.11%	0.07%	0.17%	0.09%	0.02%	0.07%	0.00%	0.00%
Securitized Income Fund	0.07%	N/A	0.07%	N/A	N/A	N/A	0.02%	0.00%	0.00%
Tax-Aware Bond Fund	0.05%	0.08%	0.08%	N/A	N/A	N/A	0.07%	0.00%	0.00%
US MidCap Opportunities Fund	0.11%	0.11%	0.10%	0.22%	0.17%	0.12%	0.05%	0.00%	0.00%
US Small Cap Opportunities Fund	0.16%	0.16%	0.09%	0.22%	0.17%	0.10%	0.06%	0.00%	0.00%

8.	Securities Lending:

The Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). Certain Funds may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

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The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of October 31, 2019.

Fund	Investment Securities on Loan, at market value, Presented on the Statement of Assets and Liabilities(1)	Collateral Posted by Borrower(3)	Net Amount(2)
Emerging Markets Multi-Sector Bond Fund	$2,214,352	$(2,214,352)	$—
International Multi-Cap Value Fund	13,061,461	(13,061,461)	—
International Stock Fund	2,872,387	(2,872,387)	—
US MidCap Opportunities Fund	14,096,644	(14,096,644)	—
US Small Cap Opportunities Fund	6,861,411	(6,861,411)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
(3)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash and non-cash collateral with value of $2,296,585, $15,874,472, $3,004,665, $14,259,701, and $7,120,052, respectively, has been received by Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund, International Stock Fund, US MidCap Opportunities Fund, and US Small Cap Opportunities Fund, respectively, in connection with securities lending transactions.

9.	Secured Borrowings:
The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Emerging Markets Multi-Sector Bond Fund
Securities Lending Transactions(1)
Corporate Bonds	$2,200,654	$—	$—	$—	$2,200,654
Foreign Government Obligations	95,931	—	—	—	95,931

Total	$2,296,585	$—	$—	$—	$2,296,585

Total Borrowings	$2,296,585	$—	$—	$—	$2,296,585

Gross amount of recognized liabilities for securities lending transactions					$2,296,585

International Multi-Cap Value Fund
Securities Lending Transactions(1)
Common Stocks	$7,856,206	$—	$—	$—	$7,856,206

Total Borrowings	$7,856,206	$—	$—	$—	$7,856,206

Gross amount of recognized liabilities for securities lending transactions					$7,856,206

International Stock Fund
Securities Lending Transactions(1)
Common Stocks	$3,004,665	$—	$—	$—	$3,004,665

Total Borrowings	$3,004,665	$—	$—	$—	$3,004,665

Gross amount of recognized liabilities for securities lending transactions					$3,004,665

Securitized Income Fund
Reverse Repurchase Agreements
Asset & Mortgage Backed Securities	$—	$—	$4,744,550	$—	$4,744,550

Total Borrowings	$—	$—	$4,744,550	$—	$4,744,550

Gross amount of recognized liabilities for reverse repurchase agreements					$4,744,550

US MidCap Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$14,259,701	$—	$—	$—	$14,259,701

Total Borrowings	$14,259,701	$—	$—	$—	$14,259,701

Gross amount of recognized liabilities for securities lending transactions					$14,259,701

US Small Cap Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$7,120,052	$—	$—	$—	$7,120,052

Total Borrowings	$7,120,052	$—	$—	$—	$7,120,052

Gross amount of recognized liabilities for securities lending transactions					$7,120,052

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

96

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2019

10.	Affiliate Holdings:

As of October 31, 2019, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
Emerging Markets Equity Fund	—	—	—	15%	50%	—	—	—	—
Emerging Markets Multi-Sector Bond Fund	—	—	—	100%	100%	100%	—	—	—
International Multi-Cap Value Fund	—	—	—	— %*	—	—	—	—	—
International Stock Fund	—	—	—	7%	4%	1%	2%	—	—
Securitized Income Fund	100%	N/A	77%	N/A	N/A	N/A	100%	80%	—
Tax-Aware Bond Fund	—	—	—	N/A	N/A	N/A	5%	—	—
US MidCap Opportunities Fund	—	—	—	—	—	1%	—	—	—
US Small Cap Opportunities Fund	—	—	—	11%	5%	15%	—	—	—

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3		Class R4		Class R5		Class Y		Class F	Class SDR
Emerging Markets Equity Fund	—	—	—	—	%*	—	%*	—		—		—	—
Emerging Markets Multi-Sector Bond Fund	—	—	—	—	%*	—	%*	—	%*	—		—	—
International Multi-Cap Value Fund	—	—	—	—	%*	—		—		—		—	—
International Stock Fund	—	—	—	—	%*	—	%*	—	%*	—	%*	—	—
Securitized Income Fund	4%	N/A	4%	N/A		N/A		N/A		4%		2%	—
Tax-Aware Bond Fund	—	—	—	N/A		N/A		N/A		—	%*	—	—
US MidCap Opportunities Fund	—	—	—	—		—		—	%*	—		—	—
US Small Cap Opportunities Fund	—	—	—	—	%*	—	%*	—	%*	—		—	—

*	Percentage rounds to zero.

As of October 31, 2019, affiliated funds of funds and certain 529 plans administered by HFMC in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds and certain 529 plans administered by HFMC. Affiliated funds of funds and certain 529 plans administered by HFMC owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
Emerging Markets Equity Fund	1%
Emerging Markets Multi-Sector Bond Fund	25%
International Multi-Cap Value Fund	5%

*	As of October 31, 2019, the affiliated funds of funds and certain 529 plans administered by HFMC were invested in Class F shares.

11.	Investment Transactions:

For the year or period ended October 31, 2019, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S . Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Equity Fund	$1,667,276,217	$1,456,460,864	$—	$—	$1,667,276,217	$1,456,460,864
Emerging Markets Multi-Sector Bond Fund	228,986,053	243,106,191	—	—	228,986,053	243,106,191
International Multi-Cap Value Fund	2,430,363,697	2,244,939,907	—	—	2,430,363,697	2,244,939,907
International Stock Fund	302,931,968	118,886,171	—	—	302,931,968	118,886,171
Securitized Income Fund	109,442,038	18,758,181	—	—	109,442,038	18,758,181
Tax-Aware Bond Fund	211,186,322	146,982,977	283,967,904	249,316,489	495,154,226	396,299,466
US MidCap Opportunities Fund	356,759,049	557,963,945	—	—	356,759,049	557,963,945
US Small Cap Opportunities Fund	100,331,899	73,977,069	—	—	100,331,899	73,977,069

97

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2019

12.	Capital Share Transactions:

The following information is for the period ended October 31, 2019, and the year ended October 31, 2018:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Emerging Markets Equity Fund
Class A
Shares Sold	1,748,349	$25,903,979	1,351,701	$22,179,102
Shares Issued for Reinvested Dividends	34,398	474,696	19,652	324,655
Shares Redeemed	(1,240,206)	(18,680,319)	(1,361,715)	(22,311,807)

Net Increase (Decrease)	542,541	7,698,356	9,638	191,950

Class C
Shares Sold	351,995	$5,084,173	397,185	$6,432,700
Shares Issued for Reinvested Dividends	3,391	46,251	1,164	19,052
Shares Redeemed	(196,969)	(2,908,753)	(105,020)	(1,631,048)

Net Increase (Decrease)	158,417	2,221,671	293,329	4,820,704

Class I
Shares Sold	51,189,025	$762,162,282	50,652,325	$814,813,057
Shares Issued for Reinvested Dividends	516,573	7,113,215	376,940	6,211,965
Shares Redeemed	(58,447,579)	(871,528,570)	(41,674,889)	(687,276,537)

Net Increase (Decrease)	(6,741,981)	(102,253,073)	9,354,376	133,748,485

Class R3
Shares Sold	834	$12,388	5,636	$92,693
Shares Issued for Reinvested Dividends	57	787	14	237
Shares Redeemed	(2,050)	(30,637)	—	—

Net Increase (Decrease)	(1,159)	(17,462)	5,650	92,930

Class R4
Shares Sold	5,127	$71,225	257,038	$3,790,255
Shares Issued for Reinvested Dividends	3,331	45,699	60	985
Shares Redeemed	(271,528)	(3,755,502)	(764)	(11,085)

Net Increase (Decrease)	(263,070)	(3,638,578)	256,334	3,780,155

Class R5
Shares Sold	5,315	$79,902	50,381	$822,445
Shares Issued for Reinvested Dividends	458	6,306	7	113
Shares Redeemed	(2,130)	(32,680)	(16,767)	(275,709)

Net Increase (Decrease)	3,643	53,528	33,621	546,849

Class Y
Shares Sold	11,244,782	$164,696,976	3,981,181	$64,579,136
Shares Issued for Reinvested Dividends	117,355	1,617,151	33,693	555,933
Shares Redeemed	(12,480,644)	(190,216,734)	(1,293,384)	(20,507,353)

Net Increase (Decrease)	(1,118,507)	(23,902,607)	2,721,490	44,627,716

Class F
Shares Sold	22,780,248	$344,169,329	9,323,032	$160,685,332
Shares Issued for Reinvested Dividends	181,969	2,503,890	25,086	413,171
Shares Redeemed	(7,350,035)	(111,675,098)	(996,887)	(15,984,770)

Net Increase (Decrease)	15,612,182	234,998,121	8,351,231	145,113,733

Class SDR
Shares Sold	18,036,150	$267,392,203	29,358,587	$476,601,082
Shares Issued for Reinvested Dividends	906,907	12,506,249	364,477	6,013,870
Shares Redeemed	(13,526,435)	(208,708,307)	(7,382,271)	(118,106,317)

Net Increase (Decrease)	5,416,622	71,190,145	22,340,793	364,508,635

Total Net Increase (Decrease)	13,608,688	$186,350,101	43,366,462	$697,431,157

Emerging Markets Multi-Sector Bond Fund
Class A
Shares Sold	148,243	$1,360,898	402,216	$3,700,507
Issued in Merger	—	—	281,979	2,506,424
Shares Issued for Reinvested Dividends	13,866	124,253	17,182	159,189
Shares Redeemed	(347,011)	(3,150,553)	(563,492)	(5,084,030)

Net Increase (Decrease)	(184,902)	(1,665,402)	137,885	1,282,090

98

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Emerging Markets Multi-Sector Bond Fund – (continued)
Class C
Shares Sold	23,237	$209,450	45,422	$443,068
Issued in Merger	—	—	1,988	17,583
Shares Issued for Reinvested Dividends	944	8,404	1,946	17,725
Shares Redeemed	(42,187)	(373,516)	(9,338)	(84,441)

Net Increase (Decrease)	(18,006)	(155,662)	40,018	393,935

Class I
Shares Sold	1,631,596	$14,785,602	3,324,341	$31,531,124
Issued in Merger	—	—	2,872,206	25,494,558
Shares Issued for Reinvested Dividends	191,328	1,715,191	179,956	1,665,910
Shares Redeemed	(2,722,831)	(24,420,037)	(3,761,993)	(34,197,414)

Net Increase (Decrease)	(899,907)	(7,919,244)	2,614,510	24,494,178

Class R3
Shares Issued for Reinvested Dividends	65	$584	179	$1,731
Shares Redeemed	—	—	(2,600)	(24,251)

Net Increase (Decrease)	65	584	(2,421)	(22,520)

Class R4
Shares Issued for Reinvested Dividends	65	$585	81	$761

Net Increase (Decrease)	65	585	81	761

Class R5
Shares Issued for Reinvested Dividends	66	$597	83	$777

Net Increase (Decrease)	66	597	83	777

Class Y
Shares Sold	117,019	$1,054,550	93,767	$889,901
Issued in Merger	—	—	1,138	10,099
Shares Issued for Reinvested Dividends	9,722	87,222	4,461	41,123
Shares Redeemed	(12,487)	(112,135)	(1,118)	(11,028)

Net Increase (Decrease)	114,254	1,029,637	98,248	930,095

Class F
Shares Sold	127,336	$1,139,433	3,208,154	$32,021,600
Issued in Merger	—	—	1,141	10,124
Shares Issued for Reinvested Dividends	170,007	1,520,919	223,980	2,097,891
Shares Redeemed	(1,045,807)	(9,496,407)	(149,507)	(1,346,346)

Net Increase (Decrease)	(748,464)	(6,836,055)	3,283,768	32,783,269

Class SDR
Shares Sold	138,869	$1,262,856	1,095,892	$10,616,663
Issued in Merger	—	—	150,691	1,338,890
Shares Issued for Reinvested Dividends	224,846	2,015,875	273,776	2,574,996
Shares Redeemed	(254,804)	(2,323,167)	(3,271,657)	(29,597,161)

Net Increase (Decrease)	108,911	955,564	(1,751,298)	(15,066,612)

Total Net Increase (Decrease)	(1,627,918)	$ (14,589,396)	4,420,874	$44,795,973

International Multi-Cap Value Fund
Class A
Shares Sold	7,308,958	$64,185,746	5,237,138	$52,561,213
Shares Issued for Reinvested Dividends	497,126	4,232,125	212,540	2,112,982
Shares Redeemed	(3,535,202)	(30,710,971)	(3,744,046)	(37,912,369)

Net Increase (Decrease)	4,270,882	37,706,900	1,705,632	16,761,826

Class C
Shares Sold	804,534	$6,997,228	2,058,261	$20,826,321
Shares Issued for Reinvested Dividends	130,672	1,092,114	63,567	626,597
Shares Redeemed	(1,419,956)	(12,228,675)	(785,223)	(7,541,845)

Net Increase (Decrease)	(484,750)	(4,139,333)	1,336,605	13,911,073

Class I
Shares Sold	43,206,748	$376,911,502	61,740,929	$624,755,143
Shares Issued for Reinvested Dividends	4,390,363	37,179,961	2,776,417	27,546,556
Shares Redeemed	(63,378,109)	(552,346,795)	(36,319,485)	(358,351,808)

Net Increase (Decrease)	(15,780,998)	(138,255,332)	28,197,861	293,949,891

99

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
International Multi-Cap Value Fund – (continued)
Class R3
Shares Sold	2,630,986	$23,971,443	77,928	$778,355
Shares Issued for Reinvested Dividends	35,113	308,551	951	9,338
Shares Redeemed	(544,310)	(4,758,882)	(20,635)	(184,994)

Net Increase (Decrease)	2,121,789	19,521,112	58,244	602,699

Class R4
Shares Sold	224,145	$1,920,458	100,432	$979,053
Shares Issued for Reinvested Dividends	11,262	96,105	2,685	26,732
Shares Redeemed	(77,906)	(674,128)	(36,172)	(363,366)

Net Increase (Decrease)	157,501	1,342,435	66,945	642,419

Class R5
Shares Sold	963,121	$8,283,064	1,439,564	$14,682,618
Shares Issued for Reinvested Dividends	143,439	1,208,180	75,708	750,152
Shares Redeemed	(1,265,541)	(11,362,022)	(402,498)	(4,044,014)

Net Increase (Decrease)	(158,981)	(1,870,778)	1,112,774	11,388,756

Class Y
Shares Sold	8,747,939	$76,763,544	9,238,153	$89,383,046
Shares Issued for Reinvested Dividends	747,314	6,345,975	110,244	1,073,954
Shares Redeemed	(2,324,975)	(20,118,934)	(743,475)	(7,242,053)

Net Increase (Decrease)	7,170,278	62,990,585	8,604,922	83,214,947

Class F
Shares Sold	21,330,908	$187,800,399	18,659,820	$187,374,609
Shares Issued for Reinvested Dividends	1,474,000	12,537,678	509,585	5,045,453
Shares Redeemed	(9,215,134)	(81,327,657)	(1,964,651)	(19,313,199)

Net Increase (Decrease)	13,589,774	119,010,420	17,204,754	173,106,863

Class SDR
Shares Sold	20,897,933	$182,523,290	23,896,576	$239,210,478
Shares Issued for Reinvested Dividends	3,624,947	30,712,905	2,032,136	20,172,978
Shares Redeemed	(14,513,700)	(127,544,493)	(9,692,398)	(96,932,132)

Net Increase (Decrease)	10,009,180	85,691,702	16,236,314	162,451,324

Total Net Increase (Decrease)	20,894,675	$181,997,711	74,524,051	$756,029,798

International Stock Fund
Class A
Shares Sold	3,129,557	$38,300,055	707,714	$9,486,001
Shares Issued for Reinvested Dividends	98,255	1,103,348	4,896	66,926
Shares Redeemed	(546,692)	(6,612,696)	(246,613)	(3,339,586)

Net Increase (Decrease)	2,681,120	32,790,707	465,997	6,213,341

Class C
Shares Sold	266,133	$2,980,258	178,229	$2,322,991
Shares Issued for Reinvested Dividends	14,715	157,415	472	6,200
Shares Redeemed	(145,940)	(1,679,330)	(49,950)	(629,798)

Net Increase (Decrease)	134,908	1,458,343	128,751	1,699,393

Class I
Shares Sold	11,742,900	$136,541,482	6,517,947	$85,673,620
Shares Issued for Reinvested Dividends	905,219	9,832,890	105,001	1,388,116
Shares Redeemed	(5,895,649)	(69,641,488)	(4,747,596)	(62,479,932)

Net Increase (Decrease)	6,752,470	76,732,884	1,875,352	24,581,804

Class R3
Shares Sold	14,183	$169,465	1	$21
Shares Issued for Reinvested Dividends	82	886	10	128
Shares Redeemed	(3)	(35)	—	(1)

Net Increase (Decrease)	14,262	170,316	11	148

Class R4
Shares Sold	22,719	$274,429	—	$—
Shares Issued for Reinvested Dividends	82	890	10	136
Shares Redeemed	(402)	(4,890)	—	—

Net Increase (Decrease)	22,399	270,429	10	136

100

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
International Stock Fund – (continued)
Class R5
Shares Sold	85,870	$1,027,962	—	$—
Shares Issued for Reinvested Dividends	83	901	11	153
Shares Redeemed	(1,710)	(20,330)	—	—

Net Increase (Decrease)	84,243	1,008,533	11	153

Class Y
Shares Sold	94,385	$1,101,980	510,721	$6,495,714
Shares Issued for Reinvested Dividends	38,210	416,560	300	3,965
Shares Redeemed	(548,604)	(6,406,752)	(49,766)	(646,007)

Net Increase (Decrease)	(416,009)	(4,888,212)	461,255	5,853,672

Class F
Shares Sold	5,309,055	$62,969,906	728,925	$9,423,787
Shares Issued for Reinvested Dividends	91,563	995,486	1,388	18,362
Shares Redeemed	(547,580)	(6,552,705)	(33,703)	(438,855)

Net Increase (Decrease)	4,853,038	57,412,687	696,610	9,003,294

Class SDR
Shares Sold	2,010,707	$24,337,603	841,004	$11,000,515
Shares Issued for Reinvested Dividends	482,543	5,246,663	61,737	816,782
Shares Redeemed	(15,335)	(183,930)	(1,165,007)	(15,500,000)

Net Increase (Decrease)	2,477,915	29,400,336	(262,266)	(3,682,703)

Total Net Increase (Decrease)	16,604,346	$194,356,023	3,365,731	$43,669,238

	For the Period Ended October 31, 2019(1)
	Shares	Amount
Securitized Income Fund
Class A
Shares Sold	350,007	$3,500,072
Shares Issued for Reinvested Dividends	5,008	50,265
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	355,014	3,550,327

Class I
Shares Sold	455,638	$4,560,915
Shares Issued for Reinvested Dividends	6,086	61,092
Shares Redeemed	(1,058)	(10,642)

Net Increase (Decrease)	460,666	4,611,365

Class Y
Shares Sold	350,994	$3,510,010
Shares Issued for Reinvested Dividends	5,339	53,578
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	356,332	3,563,578

Class F
Shares Sold	249,951	$2,500,010
Shares Issued for Reinvested Dividends	3,112	31,230
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	253,062	2,531,230

Class SDR
Shares Sold	7,968,817	$80,000,010
Shares Issued for Reinvested Dividends	49,337	495,681
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	8,018,153	80,495,681

Total Net Increase (Decrease)	9,443,227	$94,752,181

101

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Tax-Aware Bond Fund
Class A
Shares Sold	2,534,913	$28,415,810	736,447	$8,014,736
Shares Issued for Reinvested Dividends	68,930	755,814	45,271	491,932
Shares Redeemed	(1,777,407)	(19,673,697)	(488,611)	(5,343,017)

Net Increase (Decrease)	826,436	9,497,927	293,107	3,163,651

Class C
Shares Sold	325,219	$3,637,524	149,542	$1,639,240
Shares Issued for Reinvested Dividends	11,164	121,750	5,616	61,024
Shares Redeemed	(92,411)	(1,017,093)	(128,372)	(1,393,639)

Net Increase (Decrease)	243,972	2,742,181	26,786	306,625

Class I
Shares Sold	12,356,423	$138,106,462	4,009,383	$43,929,544
Shares Issued for Reinvested Dividends	330,094	3,631,801	227,268	2,473,947
Shares Redeemed	(5,474,602)	(60,553,758)	(6,284,851)	(68,659,524)

Net Increase (Decrease)	7,211,915	81,184,505	(2,048,200)	(22,256,033)

Class Y
Shares Sold	—	$—	18,665	$207,182
Shares Issued for Reinvested Dividends	646	7,078	457	4,968
Shares Redeemed	(2,710)	(30,000)	—	—

Net Increase (Decrease)	(2,064)	(22,922)	19,122	212,150

Class F
Shares Sold	1,168,928	$13,046,366	729,246	$7,945,941
Shares Issued for Reinvested Dividends	37,053	408,408	12,327	133,857
Shares Redeemed	(207,705)	(2,288,445)	(141,452)	(1,535,531)

Net Increase (Decrease)	998,276	11,166,329	600,121	6,544,267

Class SDR
Shares Sold	276,460	$3,039,087	511,339	$5,550,200
Shares Issued for Reinvested Dividends	105,304	1,144,983	55,527	605,071
Shares Redeemed	(678,010)	(7,609,000)	(1,344,527)	(14,633,275)

Net Increase (Decrease)	(296,246)	(3,424,930)	(777,661)	(8,478,004)

Total Net Increase (Decrease)	8,982,289	$101,143,090	(1,886,725)	$(20,507,344)

US MidCap Opportunities Fund
Class A
Shares Sold	1,395,369	$18,900,433	2,985,603	$42,697,659
Shares Issued for Reinvested Dividends	148,492	1,869,520	120,938	1,713,696
Shares Redeemed	(2,745,633)	(37,795,392)	(4,398,062)	(62,548,289)

Net Increase (Decrease)	(1,201,772)	(17,025,439)	(1,291,521)	(18,136,934)

Class C
Shares Sold	724,496	$10,067,884	2,301,458	$33,701,336
Shares Issued for Reinvested Dividends	101,881	1,309,177	50,409	733,959
Shares Redeemed	(1,670,142)	(23,612,797)	(901,168)	(13,178,215)

Net Increase (Decrease)	(843,765)	(12,235,736)	1,450,699	21,257,080

Class I
Shares Sold	12,387,001	$176,704,549	21,079,640	$312,424,602
Shares Issued for Reinvested Dividends	886,035	11,590,976	577,148	8,512,080
Shares Redeemed	(27,060,730)	(392,868,620)	(18,855,618)	(281,085,922)

Net Increase (Decrease)	(13,787,694)	(204,573,095)	2,801,170	39,850,760

Class R3
Shares Sold	58,724	$792,137	54,927	$788,537
Shares Issued for Reinvested Dividends	1,446	18,758	334	4,885
Shares Redeemed	(35,308)	(518,682)	(17,241)	(253,524)

Net Increase (Decrease)	24,862	292,213	38,020	539,898

Class R4
Shares Sold	18,328	$258,881	45,840	$679,086
Shares Issued for Reinvested Dividends	1,456	18,966	271	3,987
Shares Redeemed	(34,076)	(503,214)	(10,336)	(152,006)

Net Increase (Decrease)	(14,292)	(225,367)	35,775	531,067

102

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

US MidCap Opportunities Fund – (continued)
Class R5
Shares Sold	116,843	$1,683,332	150,186	$2,197,738
Shares Issued for Reinvested Dividends	4,025	52,582	53	782
Shares Redeemed	(157,215)	(2,369,735)	(23,173)	(344,713)

Net Increase (Decrease)	(36,347)	(633,821)	127,066	1,853,807

Class Y
Shares Sold	2,387,698	$34,734,049	7,678,679	$115,062,697
Shares Issued for Reinvested Dividends	187,871	2,455,282	13,393	197,570
Shares Redeemed	(2,747,706)	(40,197,854)	(852,474)	(12,616,689)

Net Increase (Decrease)	(172,137)	(3,008,523)	6,839,598	102,643,578

Class F
Shares Sold	1,858,107	$26,939,675	2,963,774	$44,209,743
Shares Issued for Reinvested Dividends	82,249	1,075,457	14,060	207,551
Shares Redeemed	(1,616,038)	(23,787,613)	(369,921)	(5,542,286)

Net Increase (Decrease)	324,318	4,227,519	2,607,913	38,875,008

Class SDR
Shares Sold	2,459,704	$35,321,321	3,165,349	$47,507,583
Shares Issued for Reinvested Dividends	103,292	1,352,705	28,219	417,154
Shares Redeemed	(1,347,036)	(19,870,606)	(615,226)	(9,227,851)

Net Increase (Decrease)	1,215,960	16,803,420	2,578,342	38,696,886

Total Net Increase (Decrease)	(14,490,867)	$(216,378,829)	15,187,062	$226,111,150

US Small Cap Opportunities Fund
Class A
Shares Sold	351,863	$8,393,071	236,886	$6,373,027
Shares Issued for Reinvested Dividends	59,679	1,269,289	33,968	882,482
Shares Redeemed	(144,087)	(3,490,218)	(345,187)	(9,397,408)

Net Increase (Decrease)	267,455	6,172,142	(74,333)	(2,141,899)

Class C
Shares Sold	87,016	$2,119,060	173,837	$4,810,296
Shares Issued for Reinvested Dividends	28,097	613,652	14,534	389,798
Shares Redeemed	(107,604)	(2,622,739)	(78,884)	(2,191,742)

Net Increase (Decrease)	7,509	109,973	109,487	3,008,352

Class I
Shares Sold	1,715,671	$43,830,966	1,080,896	$30,401,988
Shares Issued for Reinvested Dividends	409,497	9,144,178	383,703	10,427,234
Shares Redeemed	(1,046,256)	(25,702,015)	(1,635,729)	(46,128,867)

Net Increase (Decrease)	1,078,912	27,273,129	(171,130)	(5,299,645)

Class R3
Shares Sold	4,254	$102,890	476	$13,064
Shares Issued for Reinvested Dividends	275	6,097	166	4,484
Shares Redeemed	(2,869)	(73,330)	—	(1)

Net Increase (Decrease)	1,660	35,657	642	17,547

Class R4
Shares Sold	10,994	$283,414	—	$—
Shares Issued for Reinvested Dividends	42	928	33	893
Shares Redeemed	(1,814)	(46,278)	—	—

Net Increase (Decrease)	9,222	238,064	33	893

Class R5
Shares Sold	2,106	$55,043	55	$1,540
Shares Issued for Reinvested Dividends	76	1,691	56	1,510
Shares Redeemed	(5)	(134)	(85)	(2,500)

Net Increase (Decrease)	2,177	56,600	26	550

Class Y
Shares Sold	128,832	$3,308,681	65,961	$1,851,673
Shares Issued for Reinvested Dividends	91,347	2,040,823	80,868	2,198,416
Shares Redeemed	(140,942)	(3,619,163)	(167,666)	(4,680,293)

Net Increase (Decrease)	79,237	1,730,341	(20,837)	(630,204)

103

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
US Small Cap Opportunities Fund – (continued)
Class F
Shares Sold	83,264	$2,135,611	75,428	$2,111,360
Shares Issued for Reinvested Dividends	9,328	208,483	3,723	101,247
Shares Redeemed	(32,939)	(819,850)	(16,013)	(445,068)

Net Increase (Decrease)	59,653	1,524,244	63,138	1,767,539

Class SDR
Shares Sold	7,073	$183,767	9,605	$264,619
Shares Issued for Reinvested Dividends	42,875	959,593	75,077	2,044,548
Shares Redeemed-In-Kind	—	—	(746,952)	(20,194,924)
Shares Redeemed	(40,314)	(938,014)	(42,966)	(1,169,206)

Net Increase (Decrease)	9,634	205,346	(705,236)	(19,054,963)

Total Net Increase (Decrease)	1,515,459	$37,345,496	(798,210)	$(22,331,830)

(1)	Securitized Income Fund commenced operations on February 28, 2019.

13.	Line of Credit:

The Funds participate in a committed line of credit pursuant to a credit agreement. The Funds may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $370 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the period ended October 31, 2019, none of the Funds had borrowings under this facility.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is effective for public entities for fiscal years beginning after December 15, 2018, and will become effective for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of each Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year or period ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent event requiring financial statement disclosure has been identified.

104

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2019

Effective November 1, 2019, the management fee of HFMC set forth in the investment management agreement with respect to the US MidCap Opportunities Fund is as follows: 0.7500% of the first $1 billion, 0.7000% of the next $1.5 billion, 0.6500% of the next $2.5 billion, 0.6450% of the next $5 billion and 0.6400% in excess of $10 billion annually of the Fund’s average daily net assets.

105

Report of Independent Registered Public Accounting Firm

To the Shareholders of Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Securitized Income Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund (Formerly, Hartford Schroders US Small/Mid Cap Opportunities Fund) and Hartford Schroders US Small Cap Opportunities Fund and the Board of Directors of The Hartford Mutual Funds II, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Securitized Income Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund and Hartford Schroders US Small Cap Opportunities Fund (collectively referred to as the “Funds”) (eight of the funds constituting The Hartford Mutual Funds II, Inc. (the “Company”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting The Hartford Mutual Funds II, Inc.) at October 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Hartford Mutual Funds II , Inc.	Statement of operations	Statements of changes in net assets	Financial highlights

Hartford Schroders Tax-Aware Bond Fund

Hartford Schroders Emerging Markets Equity Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders International Stock Fund

Hartford Schroders International Multi-Cap Value Fund

Hartford Schroders US MidCap Opportunities Fund

Hartford Schroders US Small Cap Opportunities Fund

	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Hartford Schroders Securitized Income Fund	For the period from February 28, 2019 (commencement of operations) through October 31, 2019.	For the period from February 28, 2019 (commencement of operations) through October 31, 2019.	For the period from February 28, 2019 (commencement of operations) through October 31, 2019.

The financial highlights for the period presented through October 31, 2015, were audited by other auditors whose report dated December 22, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

December 30, 2019

106

Hartford Schroders Funds

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds II, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2019. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	82	Ms. Ackermann serves as a Director of Vistra Energy Corporation (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	82	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since August 2019	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	82	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	82	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present).

DUANE E. HILL (1945)	Director	Since 2002	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	82	None

107

Hartford Schroders Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

PHILLIP O. PETERSON(4) (1944)	Director	Since 2000	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	82	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	82	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	82	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	82	None

108

Hartford Schroders Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer at Avicenna Capital Management (2007-2009); and Chief Financial Officer at Steeple Capital LP (2005-2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFD (since December 2013) and has served as President (from April 2018 to June 2019) and Chief Executive Officer (from April 2018 to June 2019) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer of Lattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

109

Hartford Schroders Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is Deputy General Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	Effective December 5, 2019, Mr. Peterson is retiring from the Company.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

110

Hartford Schroders Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at  http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

111

Hartford Schroders Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds II, Inc.

Hartford Schroders Emerging Markets Equity Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders International Multi-Cap Value Fund

Hartford Schroders International Stock Fund

Hartford Schroders Tax-Aware Bond Fund

Hartford Schroders US MidCap Opportunities Fund (formerly, Hartford Schroders US Small/Mid Cap Opportunities Fund)

Hartford Schroders US Small Cap Opportunities Fund

Each of the funds listed above (each a “Fund” and collectively, the “Funds”) is the successor to a corresponding series of Schroder Series Trust or Schroder Capital Funds (Delaware) (each a “Predecessor Fund” and collectively, the “Predecessor Funds”), pursuant to a reorganization consummated on October 24, 2016. Each Fund has an investment objective and strategies substantially similar to those of its corresponding Predecessor Fund.

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2019, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF II, on behalf of each Fund, and The Hartford Mutual Funds, Inc. (“HMF”), on behalf of its series (the “Management Agreement”); (ii) the continuation of an investment sub-advisory agreement by and between HFMC and each Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA Inc.”) (the “Sub-Advisory Agreement”); and (iii) the continuation of a separate sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA Inc., the “Sub-advisers,” and together with HFMC, the “Advisers”) on behalf of Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders International Stock Fund and Hartford Schroders International Multi-Cap Value Fund (collectively, the “Sub-Sub-Advised Funds”). The Board also unanimously voted to approve an amendment to the Sub-Sub-Advisory Agreement appointing SIMNA Ltd. as a secondary sub-adviser for the Hartford Schroders Tax-Aware Bond Fund (the “Amendment” and collectively with the Management Agreement, Sub-Advisory Agreement, and the Sub-Sub-Advisory Agreement, the “Agreements”).

In the months preceding the August 6-7, 2019 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 18, 2019 and August 6-7, 2019. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 18, 2019 and August 6-7, 2019 concerning the Agreements.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, transfer agency and other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, transfer agency and other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to approve the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements, was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

112

Hartford Schroders Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-advisers. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of each Sub-adviser and ongoing oversight of each Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the Funds’ securities lending program and noted the income earned by the Funds in connection with their participation in the program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to SIMNA Inc., which provides certain day-to-day portfolio management services for the Funds, and SIMNA Ltd., which provides certain day-to-day portfolio management services for the Sub-Sub-Advised Funds and is proposed to provide such services to the Hartford Schroders Tax-Aware Bond Fund, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the quality and experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-advisers’ succession planning to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford Funds, and the ability to combine holdings in a Fund with holdings in other Hartford Funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-advisers.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund, which included the performance of its applicable Predecessor Fund. The Board noted that each Predecessor Fund had been managed by SIMNA Inc., and each Sub-Sub-Advised Fund’s corresponding Predecessor Fund had been sub-advised by SIMNA Ltd. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

113

Hartford Schroders Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance and commentary of the effect of current and recent market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and each Sub-adviser’s overall capabilities to manage the Funds, as applicable.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-advisers. The Board considered representations from HFMC and SIMNA Inc. that SIMNA Inc.’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Sub-Sub-Advised Funds or Hartford Schroders Tax-Aware Bond Fund. Accordingly, the Board concluded that the profitability of the Sub-advisers is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement, the Sub-Sub-Advisory Agreement, and the Amendment.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with the Funds were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 18, 2019 and August 6-7, 2019 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to SIMNA Inc. with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and SIMNA Inc. relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

The Board received information regarding fees charged by HFMC to another Hartford Fund that is an exchange-traded fund (“ETF”) with investment strategies similar to those of the Hartford Schroders Tax-Aware Bond Fund. The Board reviewed information about structural, operational and other differences between the ETF and the Hartford Schroders Tax-Aware Bond Fund, including differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-advisers to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which a Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-advisers about any differences between a Sub-adviser’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

114

Hartford Schroders Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing the Funds to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds have grown over time, including through lower operating expenses. The Board also noted that, for each of the Hartford Schroders Emerging Markets Multi-Sector Bond Fund and the Hartford Schroders US Small Cap Opportunities Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF II, on behalf of its Funds, HMF, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HASCO indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also considered that Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA Inc., has entered into an additional compensation arrangement with HFMC and HFD. The Board considered that under this arrangement, SFA is involved in the distribution of the Class SDR shares of the Funds, and HFMC compensates SFA for such services.

The Board considered the benefits, if any, to the Sub-advisers from any use of a Fund’s brokerage commissions to obtain soft dollar research. The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to an investment strategy model offered by SIMNA Inc. through its managed account platforms.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2019.

Hartford Schroders Emerging Markets Equity Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

115

Hartford Schroders Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-year period, above its custom blended benchmark for the 3-year period and in line with its custom blended benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.15% through February 29, 2020, which resulted in HFMC reimbursing the Fund for certain expenses.

Hartford Schroders International Multi-Cap Value Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.05% through February 29, 2020.

Hartford Schroders International Stock Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a contractual investment management fee reduction implemented March 1, 2019. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.15% through February 29, 2020, which resulted in HFMC reimbursing the Fund for certain expenses.

Hartford Schroders Tax-Aware Bond Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.71% through February 29, 2020.

Hartford Schroders US MidCap Opportunities Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team. The Board also noted that certain changes had recently been made to the Fund’s name, principal investment strategy, and benchmark.

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction to be implemented in November 2019. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.07% through February 29, 2020.

Hartford Schroders US Small Cap Opportunities Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period, below its benchmark for the 3-year period and above its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

116

Hartford Schroders Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.35% through February 29, 2020, which resulted in HFMC reimbursing the Fund for certain expenses.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements. In reaching these decisions, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

117

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This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2019), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Renato Acquisition Co.; Sentinel Insurance Company, Ltd; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2019

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Schroder Investment Management North America Inc. Schroder Investment Management North America Ltd. serves as a sub-sub adviser to certain Funds. HFD and HFMC are not affiliated with Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd.

MFAR-HSE19    12/19    214079    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) designated Phillip Peterson as an Audit Committee Financial Expert. Mr. Peterson, an independent director, retired from the Board effective December 5, 2019. The Board also designated David Sung as an Audit Committee Financial Expert effective November 7, 2019. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$230,500 for the fiscal year ended October 31, 2018; $243,000 for the fiscal year ended October 31, 2019.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$30,000 for the fiscal year ended October 31, 2018; $0 for the fiscal year ended October 31, 2019. Audit-related services are principally in connection with consents for the registration statements relating to Fund mergers.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$166,921 for the fiscal year ended October 31, 2018; $98,573 for the fiscal year ended October 31, 2019. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2018; $0 for the fiscal year ended October 31, 2019.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $236,921 for the fiscal year ended October 31, 2018; $98,573 for the fiscal year ended October 31, 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Response to Item 13(a)(4) is filed herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: January 9, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 9, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: January 9, 2020	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)